                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
                                                  Estimated average burden
                                                  hours per response....... 5.0
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-07342
                                  ---------------------------------------------

                         J.P. Morgan Institutional Funds
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

              522 Fifth Avenue, New York,                      NY 10036
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

           BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-348-4782
                                                   ----------------------------

Date of fiscal year end:  December 31, 2004
                        --------------------------
Date of reporting period: December 31, 2003 Through June 30, 2004
                         ----------------------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

[GRAPHIC]

JPMORGAN FUNDS

SEMI-ANNUAL REPORT JUNE 30 2004 (UNAUDITED)

U.S. MID/SMALL CAP EQUITY FUNDS

DYNAMIC SMALL CAP FUND
MID CAP EQUITY FUND
MID CAP GROWTH FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
SMALL CAP GROWTH FUND
TRUST SMALL CAP EQUITY FUND
U.S. SMALL COMPANY FUND
U.S. SMALL COMPANY OPPORTUNITIES FUND

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Fleming Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                                    1
Fund Commentaries:
Dynamic Small Cap Fund                                3
Mid Cap Equity Fund                                   6
Mid Cap Growth Fund                                   9
Mid Cap Value Fund                                   12
Small Cap Equity Fund                                15
Small Cap Growth Fund                                18
Trust Small Cap Equity                               21
U.S. Small Company Fund                              24
U.S. Small Company Opportunities Fund                27
Portfolios of Investments                            30
Financial Statements                                 68
Notes to Financial Statements                        81
Financial Highlights                                104

HIGHLIGHTS

-  Favorable economic data and corporate profitability

-  Inflation concerns emerge

-  Small and mid caps outperform

-  Positive backdrop for equities

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN U.S. MID AND SMALL CAP EQUITY FUNDS

PRESIDENT'S LETTER   AUGUST 2, 2004

[PHOTO OF GEORGE C.W. GATCH]

"Favorable economic data and gains in corporate profitability overcame investor concerns about higher interest rates in the first half of 2004, pushing U.S. equity prices gradually higher.

DEAR SHAREHOLDER:

We are pleased to present this semi-annual report for the JPMorgan U.S. Mid and Small Cap Equity Funds. Inside, you'll find information detailing the performance of the Funds for the six months ended June 30, 2004, along with reports from the Portfolio Managers.

EQUITIES EDGE HIGHER DESPITE RATE CONCERNS

Favorable economic data and gains in corporate profitability overcame investor concerns about higher interest rates in the first half of 2004, pushing U.S. equity prices gradually higher. In the early months of the year, the positive picture of low inflation, combined with robust economic growth and accelerating corporate earnings, supported equities. But by April, the picture was becoming less rosy. A sudden improvement in job creation, combined with higher-than-expected inflation, provoked a rise in bond yields and caused investor concerns over whether the Federal Reserve would be able to raise rates without choking off recovery. Furthermore, there was a marked increase in the level of violence in Iraq. On June 30, the last day of the half-year, the Federal Reserve confirmed that rates were on a rising trend, lifting them by 25 basis points. Even so, equities finished the half-year higher than they started it, with the optimists drawing confidence from the sharp improvement in job growth and stellar gains in corporate profits.

SMALL AND MID CAP OUTPERFORMANCE

Once again, equity market returns were far from uniform. Broadly speaking, large capitalization stocks made modest gains, with the broad-based S&P 500 Index up 3.4% for the period. Both mid and small capitalization stocks performed far more robustly. The S&P Small Cap 600 Index rose +10.1%, while the S&P Mid Cap 400 Index appreciated 6.8%. This is in line with a historical pattern of superior performance from small caps when the U.S. economy is emerging from periods of sluggish business activity. Additionally, toward the end of the period, higher-quality stocks started to lead the market, in contrast to 2003 when they lagged.

OUTLOOK

A critical test has begun, as the U.S. economy attempts to make the transition from recovery to a sustainable, non-inflationary expansion. It is understandable that equities faltered as long-term interest rates moved higher, and as the Federal Reserve started to tighten. Barring a geopolitical catastrophe, however, we expect that the economy will cool but still grow at a solid pace; that corporate profits will continue to be supported by tight control over business costs; and that investors will, at some point in the not-so-distant future, again come to view equities as good value.

IMPORTANT MERGER NEWS

As you may know, J.P. Morgan Chase & Co. and Bank One Corp. merged in July 2004, as approved by both firms' shareholders. The combined company is called JPMorgan Chase & Co. The merger is compelling both strategically and financially. The new combined organization has top-tier positions in both wholesale and retail financial services, an extensive client base and greater scale. And, we have an extraordinarily talented team that shares common values and a strong client orientation.

JPMORGAN TRUST SMALL CAP EQUITY FUND UPDATE

Effective July 16, 2004, the Fund's portfolio management team has been run by Christopher Blum and Dennis Ruhl. The team will use a three-step investment process that combines research, valuation and stock selection. They will take an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. Additionally, the Fund will compare its performance to that of the Russell 2000 Index, as the advisor believes that it more accurately reflects the Fund's investment style.

As always, everyone at JPMorgan Fleming Asset Management would like to thank you for your investment. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-348-4782.


Sincerely,

/s/ George C.W. Gatch
George C.W. Gatch
President
JPMorgan Funds

JPMORGAN DYNAMIC SMALL CAP FUND

AS OF JUNE 30, 2004                                                  (Unaudited)

                                    FUND FACTS

                                    Fund Inception                     5/19/1997
                                    Fiscal Year End                  DECEMBER 31
                                    Net Assets as of 6/30/2004
                                    (In Millions)                         $208.5
                                    Primary Benchmark              S&P SMALL CAP
                                                                       600/BARRA
                                                                    GROWTH INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Dynamic Small Cap Fund, which seeks capital growth over the long term, rose by 4.6% (Class A shares, no sales charge) during the six months ended June 30, 2004. This compares with appreciation of 10.4% in the S&P Small Cap 600/Barra Growth Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund delivered positive absolute returns in the half-year. It outperformed its peer group, as represented by the Lipper Small Cap Growth Index, which gained +3.4%, but trailed the benchmark S&P Small Cap 600/Barra Growth Index.

   Stock selection in the Retail, Software & Services and Systems Hardware sectors contributed to performance, as did our overweight in Systems Hardware. In Retail, apparel retailer Aeropostale, catalog retailer J. Jill Group, and rural sporting goods retailer Hibbett Sporting Goods, led performance. In Software, Internet security software provider RSA Security, and product testing software maker Ansys, Inc., performed well. In addition, our underweight in information technology consulting service providers added to performance. In Systems Hardware, Zebra Technologies, a maker of bar code label printers and software, and our stock selection in communications equipment, both made strong contributions.

   By contrast, stock selection in the Industrial Cyclicals, Consumer Cyclicals, and Health Services & Systems sectors detracted from performance. In Industrial Cyclicals, Rofin-Sinar Technologies, a maker of industrial lasers used in manufacturing processes, and Wabash National Corp, a maker of truck trailers, performed poorly. In Consumer Cyclicals, slot machine and casino management software maker, Alliance Gaming Corp, declined, as did customer service outsourcing provider, Sykes Enterprises. In Health Services & Systems, the chief detractor was Advanced Neuromodulation Systems, a maker of implantable medical devices used to manage chronic pain. Merit Medical Systems, a maker of medical devices used to treat cardiovascular diseases, also fell.

Q: HOW WAS THE FUND MANAGED?

A: The Fund was overweight in Systems Hardware companies throughout the period in anticipation of a pick-up in corporate technology spending. For most of the period it was also overweight Industrial Cyclicals, but we have recently reduced the weighting as robust earnings have been discounted by rising stock prices. The Fund has been underweight areas with exposure to rising interest rates, such as the Consumer Cyclicals stocks, including homebuilders and home furnishings manufacturers. Over the period, we have sold biotechnology stocks due to valuation and added medical device manufacturers with strong product cycles. We have also reduced our weight in the Retail sector, due to potential negative pressure from rising interest rates on consumer spending.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                                                32.1%
Consumer Goods & Services                                 20.8%
Health Services & Systems                                 14.6%
Industrial Products & Services                            10.2%
Finance & Insurance                                        7.0%
Energy                                                     6.7%
Pharmaceuticals                                            5.4%
Short-Term Investments                                     1.9%
Telecommunications                                         1.0%
Utilities                                                  0.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Ansys, Inc.                                            1.8%
 2. East-West Bancorp, Inc.                                1.7%
 3. Immucor, Inc.                                          1.6%
 4. RSA Security, Inc.                                     1.5%
 5. Regis Corp.                                            1.5%
 6. Arthocare Corp.                                        1.5%
 7. Wabash National Corp.                                  1.4%
 8. Possis Medical, Inc.                                   1.4%
 9. Zebra Technologies Corp., Class A                      1.4%
10. VCA Antech, Inc.                                       1.3%

Top 10 equity holdings comprised 15.1% ($31,574 in thousands) of the Portfolio's market value of investments. As of June 30, 2004 the Fund held 121 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2004

                                                                       SINCE
                                                                     INCEPTION
                                     1 YEAR    3 YEARS    5 YEARS    (5/19/97)
                                     ------------------------------------------
CLASS A SHARES
            Without Sales Charge      28.68%      2.07%      5.67%        11.05%
               With Sales Charge*     21.31%      0.08%      4.42%        10.13%

CLASS B SHARES
                  Without CDSC        27.87%      1.44%      4.99%        10.32%
                     With CDSC**      22.87%      0.46%      4.66%        10.32%

CLASS C SHARES
                  Without CDSC        27.84%      1.42%      4.97%        10.31%
                     With CDSC***     26.84%      1.42%      4.97%        10.31%

SELECT SHARES                         29.21%      2.45%      6.08%        11.36%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 1% for the period since inception.
*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (05/19/97 TO 06/30/04)

                       JPMORGAN DYNAMIC        S&P SMALLCAP        LIPPER SMALL-CAP
                        SMALL CAP FUND           600/BARRA              GROWTH
                       (CLASS A SHARES)        GROWTH INDEX           FUNDS INDEX
May-1997               $           9,425     $          10,000     $          10,000
May-1997               $           9,925     $          10,000     $          10,000
Jun-1997               $          10,962     $          10,357     $          10,535
Jul-1997               $          12,083     $          10,977     $          11,169
Aug-1997               $          12,497     $          11,317     $          11,347
Sep-1997               $          13,384     $          12,036     $          12,302
Oct-1997               $          13,054     $          11,372     $          11,674
Nov-1997               $          12,545     $          11,157     $          11,410
Dec-1997               $          12,602     $          11,289     $          11,258
Jan-1998               $          12,442     $          11,083     $          11,091
Feb-1998               $          13,676     $          12,177     $          11,988
Mar-1998               $          14,778     $          12,500     $          12,529
Apr-1998               $          14,938     $          12,565     $          12,621
May-1998               $          13,892     $          11,779     $          11,727
Jun-1998               $          14,353     $          11,856     $          12,071
Jul-1998               $          13,468     $          11,132     $          11,163
Aug-1998               $          10,490     $           8,847     $           8,725
Sep-1998               $          11,630     $           9,463     $           9,192
Oct-1998               $          12,055     $           9,929     $           9,554
Nov-1998               $          12,950     $          10,621     $          10,331
Dec-1998               $          14,299     $          11,546     $          11,366
Jan-1999               $          14,148     $          11,389     $          11,641
Feb-1999               $          12,905     $          10,269     $          10,521
Mar-1999               $          13,216     $          10,565     $          10,997
Apr-1999               $          13,706     $          11,049     $          11,426
May-1999               $          13,640     $          11,146     $          11,488
Jun-1999               $          15,082     $          11,739     $          12,564
Jul-1999               $          15,102     $          11,711     $          12,520
Aug-1999               $          14,828     $          11,174     $          12,345
Sep-1999               $          15,008     $          11,438     $          12,793
Oct-1999               $          15,065     $          11,611     $          13,538
Nov-1999               $          16,366     $          12,281     $          15,247
Dec-1999               $          18,610     $          13,806     $          18,321
Jan-2000               $          18,327     $          13,616     $          18,130
Feb-2000               $          22,673     $          16,456     $          23,442
Mar-2000               $          22,144     $          14,955     $          21,602
Apr-2000               $          22,249     $          14,385     $          18,932
May-2000               $          20,411     $          13,770     $          17,383
Jun-2000               $          23,276     $          15,021     $          20,445
Jul-2000               $          21,919     $          13,994     $          19,114
Aug-2000               $          25,021     $          15,680     $          21,169
Sep-2000               $          23,757     $          14,846     $          20,121
Oct-2000               $          23,135     $          14,962     $          18,612
Nov-2000               $          19,637     $          12,718     $          15,442
Dec-2000               $          20,735     $          13,886     $          16,807
Jan-2001               $          20,679     $          13,897     $          17,320
Feb-2001               $          18,148     $          12,718     $          15,103
Mar-2001               $          16,418     $          12,061     $          13,636
Apr-2001               $          17,751     $          13,231     $          15,109
May-2001               $          18,350     $          13,382     $          15,519
Jun-2001               $          18,689     $          13,812     $          15,910
Jul-2001               $          18,136     $          13,477     $          15,023
Aug-2001               $          17,311     $          13,076     $          14,134
Sep-2001               $          15,242     $          11,416     $          11,928
Oct-2001               $          16,056     $          12,111     $          12,802
Nov-2001               $          16,778     $          12,910     $          13,794
Dec-2001               $          17,762     $          13,722     $          14,630
Jan-2002               $          17,479     $          13,703     $          14,188
Feb-2002               $          17,186     $          13,279     $          13,330
Mar-2002               $          18,169     $          14,214     $          14,420
Apr-2002               $          18,338     $          14,419     $          14,040
May-2002               $          17,604     $          13,761     $          13,477
Jun-2002               $          16,351     $          12,943     $          12,475
Jul-2002               $          14,328     $          11,395     $          10,706
Aug-2002               $          14,294     $          11,622     $          10,690
Sep-2002               $          13,423     $          11,048     $          10,042
Oct-2002               $          13,955     $          11,528     $          10,471
Nov-2002               $          14,452     $          12,107     $          11,349
Dec-2002               $          13,717     $          11,615     $          10,591
Jan-2003               $          13,266     $          11,297     $          10,311
Feb-2003               $          12,984     $          10,991     $           9,989
Mar-2003               $          13,198     $          11,201     $          10,195
Apr-2003               $          14,147     $          12,001     $          11,037
May-2003               $          15,085     $          12,813     $          12,163
Jun-2003               $          15,447     $          13,093     $          12,575
Jul-2003               $          16,329     $          13,815     $          13,311
Aug-2003               $          17,075     $          14,496     $          14,016
Sep-2003               $          16,703     $          14,119     $          13,672
Oct-2003               $          18,263     $          15,309     $          14,910
Nov-2003               $          19,110     $          15,834     $          15,307
Dec-2003               $          18,990     $          15,950     $          15,328
Jan-2004               $          19,358     $          16,490     $          16,046
Feb-2004               $          19,370     $          16,728     $          15,985
Mar-2004               $          19,597     $          16,862     $          15,874
Apr-2004               $          18,817     $          16,373     $          15,098
May-2004               $          19,167     $          16,674     $          15,414
Jun-2004               $          19,871     $          17,608     $          15,853

SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 5/19/97. Class A and Class B Shares were introduced on 5/19/97.

Returns for the Select Shares prior to 4/5/99 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class C Shares prior to 1/7/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Fund, S&P SmallCap 600/BARRA Growth Index, and Lipper Small-Cap Growth Funds Index from May 19, 1997 to June 30, 2004.

The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P SmallCap 600/BARRA Growth Index is a capitalization-weighted index of all the stocks in the S&P SmallCap 600 Index with higher price-to-book ratios. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN MID CAP EQUITY FUND

AS OF JUNE 30, 2004                                                  (Unaudited)

                                    FUND FACTS

                                    Fund Inception                      1/1/1997
                                    Fiscal Year End                  DECEMBER 31
                                    Net Assets as of 6/30/2004
                                    (In Millions)                         $209.0
                                    Primary Benchmark            RUSSELL MID CAP
                                                                           INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Mid Cap Equity Fund, which seeks long-term capital growth, rose 8.5%
   during the six months ended June 30, 2004. This compares with a gain of 6.7% for the Russell Mid Cap Index, the Fund's benchmark.

Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A: The Fund performed well during the first half of 2004. After the year began with the market's more speculative names posting the highest gains, market leadership shifted to higher-quality names in February. This development helped the Fund's performance, as our overriding focus is on strong, durable businesses. The positive performance relative to the benchmark is attributable to stock selection rather than sector weightings, with the Healthcare and Information Technology sectors doing particularly well. The Fund's overweight position in Consumer Discretionary was the largest detractor from performance. In addition, the Fund's Industrial holdings, which rose moderately during the first half of the year, underperformed their benchmark peer group.

   ImClone proved to be the Fund's top contributor, as the company's shares doubled during the first half of 2004. The advance was driven by the approval and launch of the cancer drug Erbitux, which is expected to be a blockbuster. In particular, the FDA's approval of Erbitux as a treatment for colon cancer resulted in a $250M milestone payment from Bristol Myers Squibb. Another top contributor was Biogen, up 72% this year as its current drugs continue to exhibit healthy growth, while a number of drugs in its pipeline are entering late-stage clinical development. In addition, Antegren, a very promising MS drug expected to play a critical role in the treatment of that disease, is on the verge of U.S. and European regulatory approvals and a commercial launch.

   Among a number of stocks that performed well, there were a few holdings that detracted from performance. The Fund's biggest detractor was Amkor Technology, as the provider of semiconductor packaging and test services pre-announced disappointing second-quarter results, particularly with respect to margins. Key factors affecting their margins were an unfavorable product mix, rising material costs and higher depreciation. Because we did not feel that management was executing well on its business plan, the position was sold. Another detractor from the Fund was Doubleclick, as the online advertising company failed to meet the Street's revenue expectations. Although Doubleclick has strong exposure to the rapidly growing online ad market, its core technology serving business has experienced pricing pressure. As the company increases headcount to generate additional revenue, we expect margin expansion to be lower than consensus expectations and thus eliminated the position from the Portfolio.

Q: HOW WAS THE FUND MANAGED?

A: The portfolio manager's focus remained on stock selection, believing that quality companies, regardless of their economic sector, trading at attractive valuations will outperform in the long term. The portfolio manager sought to maintain significant sector diversification in the Portfolio to avoid any large bets contingent on macroeconomic or sector trends.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                                 25.2%
Technology                                                19.0%
Finance & Insurance                                       15.9%
Industrial Products & Services                            11.2%
Energy                                                     6.1%
Pharmaceuticals                                            6.0%
Health Services & Systems                                  5.9%
Telecommunications                                         3.7%
Short-Term Investments                                     2.8%
REITs                                                      2.4%
Utilities                                                  1.8%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Wilmington Trust Corp.                                 1.3%
 2. AutoZone, Inc.                                         1.2%
 3. Mohawk Industries, Inc.                                1.2%
 4. Assurant, Inc.                                         1.2%
 5. Outback Steakhouse, Inc.                               1.2%
 6. Kinder Morgan, Inc.                                    1.1%
 7. Golden West Financial Corp.                            1.1%
 8. VF Corp.                                               1.1%
 9. NBTY, Inc.                                             1.1%
10. The E.W. Scripps Co., Class A                          1.1%

Top 10 equity holdings comprised 11.6% ($24,369 in thousands) of the Portfolio's market value of investments. As of June 30, 2004, the Fund held 182 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2004

                     1 YEAR         3 YEARS        5 YEARS        10 YEARS
                     -----------------------------------------------------
SELECT SHARES         26.24%           7.15%          9.51%          12.29%

[CHART]

TEN-YEAR FUND PERFORMANCE (06/30/94 TO 06/30/04)

                           JPMORGAN               RUSSELL               LIPPER
                            MID CAP               MIDCAP             MID-CAP CORE
                          EQUITY FUND              INDEX              FUNDS INDEX
Jun-1994               $       1,000,000     $       1,000,000     $       1,000,000
Jul-1994               $       1,020,700     $       1,034,300     $       1,023,000
Aug-1994               $       1,066,529     $       1,083,326     $       1,081,823
Sep-1994               $       1,072,289     $       1,056,893     $       1,083,121
Oct-1994               $       1,068,536     $       1,064,925     $       1,095,252
Nov-1994               $       1,029,962     $       1,017,962     $       1,054,837
Dec-1994               $       1,039,746     $       1,031,195     $       1,078,782
Jan-1995               $       1,026,333     $       1,052,335     $       1,064,650
Feb-1995               $       1,068,003     $       1,106,846     $       1,105,852
Mar-1995               $       1,116,383     $       1,138,502     $       1,128,743
Apr-1995               $       1,120,960     $       1,155,693     $       1,128,065
May-1995               $       1,153,917     $       1,193,715     $       1,144,197
Jun-1995               $       1,187,149     $       1,233,824     $       1,214,679
Jul-1995               $       1,267,519     $       1,293,665     $       1,292,054
Aug-1995               $       1,279,688     $       1,313,458     $       1,309,368
Sep-1995               $       1,308,097     $       1,343,142     $       1,340,924
Oct-1995               $       1,245,700     $       1,313,055     $       1,297,746
Nov-1995               $       1,288,552     $       1,378,314     $       1,337,197
Dec-1995               $       1,296,026     $       1,386,308     $       1,352,441
Jan-1996               $       1,297,970     $       1,415,560     $       1,367,183
Feb-1996               $       1,322,242     $       1,448,825     $       1,421,050
Mar-1996               $       1,333,085     $       1,469,833     $       1,437,392
Apr-1996               $       1,374,543     $       1,511,430     $       1,516,592
May-1996               $       1,402,309     $       1,534,252     $       1,555,417
Jun-1996               $       1,362,203     $       1,511,238     $       1,501,444
Jul-1996               $       1,237,153     $       1,417,693     $       1,388,536
Aug-1996               $       1,336,744     $       1,485,175     $       1,463,517
Sep-1996               $       1,452,372     $       1,558,542     $       1,540,205
Oct-1996               $       1,389,194     $       1,571,011     $       1,524,033
Nov-1996               $       1,402,391     $       1,666,685     $       1,590,785
Dec-1996               $       1,391,873     $       1,649,685     $       1,594,603
Jan-1997               $       1,429,315     $       1,711,383     $       1,645,152
Feb-1997               $       1,368,998     $       1,708,816     $       1,600,075
Mar-1997               $       1,262,763     $       1,636,192     $       1,524,391
Apr-1997               $       1,269,456     $       1,676,933     $       1,534,300
May-1997               $       1,415,951     $       1,799,349     $       1,692,640
Jun-1997               $       1,486,749     $       1,858,188     $       1,753,913
Jul-1997               $       1,577,738     $       2,013,160     $       1,877,038
Aug-1997               $       1,545,868     $       1,991,217     $       1,881,918
Sep-1997               $       1,654,078     $       2,104,915     $       2,009,512
Oct-1997               $       1,585,434     $       2,023,034     $       1,928,730
Nov-1997               $       1,571,324     $       2,071,182     $       1,926,223
Dec-1997               $       1,600,707     $       2,128,140     $       1,948,952
Jan-1998               $       1,606,470     $       2,088,131     $       1,914,650
Feb-1998               $       1,773,543     $       2,251,423     $       2,077,779
Mar-1998               $       1,875,876     $       2,358,140     $       2,178,966
Apr-1998               $       1,922,586     $       2,364,036     $       2,204,025
May-1998               $       1,797,233     $       2,290,987     $       2,090,517
Jun-1998               $       1,886,016     $       2,322,603     $       2,114,349
Jul-1998               $       1,770,969     $       2,211,814     $       1,994,043
Aug-1998               $       1,380,116     $       1,858,145     $       1,587,657
Sep-1998               $       1,518,818     $       1,978,367     $       1,726,101
Oct-1998               $       1,574,407     $       2,113,292     $       1,824,316
Nov-1998               $       1,675,641     $       2,213,462     $       1,915,896
Dec-1998               $       1,860,632     $       2,343,392     $       2,100,206
Jan-1999               $       1,890,960     $       2,339,408     $       2,090,335
Feb-1999               $       1,738,549     $       2,261,506     $       1,942,966
Mar-1999               $       1,809,656     $       2,332,291     $       1,999,506
Apr-1999               $       1,886,204     $       2,504,648     $       2,114,278
May-1999               $       1,866,210     $       2,497,384     $       2,139,438
Jun-1999               $       2,022,972     $       2,585,542     $       2,256,037
Jul-1999               $       1,974,016     $       2,514,698     $       2,212,044
Aug-1999               $       1,941,445     $       2,449,567     $       2,150,992
Sep-1999               $       1,967,848     $       2,363,342     $       2,110,768
Oct-1999               $       2,041,249     $       2,475,365     $       2,215,463
Nov-1999               $       2,148,823     $       2,546,655     $       2,381,844
Dec-1999               $       2,326,960     $       2,770,761     $       2,692,674
Jan-2000               $       2,224,109     $       2,679,049     $       2,664,132
Feb-2000               $       2,378,907     $       2,885,068     $       3,106,911
Mar-2000               $       2,549,236     $       3,050,382     $       3,082,988
Apr-2000               $       2,522,469     $       2,906,099     $       2,873,345
May-2000               $       2,416,778     $       2,829,087     $       2,755,250
Jun-2000               $       2,482,273     $       2,912,828     $       2,979,527
Jul-2000               $       2,474,578     $       2,880,205     $       2,894,015
Aug-2000               $       2,750,245     $       3,156,128     $       3,176,471
Sep-2000               $       2,694,691     $       3,110,996     $       3,091,977
Oct-2000               $       2,672,864     $       3,063,086     $       2,982,212
Nov-2000               $       2,458,233     $       2,787,409     $       2,652,379
Dec-2000               $       2,669,395     $       2,999,530     $       2,860,856
Jan-2001               $       2,689,148     $       3,047,823     $       2,945,251
Feb-2001               $       2,554,691     $       2,862,210     $       2,714,049
Mar-2001               $       2,367,177     $       2,684,753     $       2,533,022
Apr-2001               $       2,562,469     $       2,914,300     $       2,777,965
May-2001               $       2,610,899     $       2,968,506     $       2,843,803
Jun-2001               $       2,590,012     $       2,940,602     $       2,851,197
Jul-2001               $       2,547,536     $       2,856,501     $       2,761,384
Aug-2001               $       2,467,034     $       2,746,525     $       2,642,368
Sep-2001               $       2,191,219     $       2,415,294     $       2,304,674
Oct-2001               $       2,264,844     $       2,510,940     $       2,419,907
Nov-2001               $       2,411,153     $       2,721,357     $       2,602,852
Dec-2001               $       2,564,020     $       2,830,755     $       2,720,241
Jan-2002               $       2,514,535     $       2,813,771     $       2,689,230
Feb-2002               $       2,467,513     $       2,783,945     $       2,642,707
Mar-2002               $       2,606,434     $       2,950,982     $       2,821,089
Apr-2002               $       2,603,046     $       2,893,733     $       2,774,541
May-2002               $       2,582,221     $       2,861,033     $       2,718,218
Jun-2002               $       2,414,119     $       2,669,344     $       2,521,691
Jul-2002               $       2,220,265     $       2,408,816     $       2,265,992
Aug-2002               $       2,240,469     $       2,422,065     $       2,291,824
Sep-2002               $       2,089,014     $       2,198,508     $       2,108,936
Oct-2002               $       2,195,762     $       2,309,533     $       2,208,056
Nov-2002               $       2,288,423     $       2,469,814     $       2,358,204
Dec-2002               $       2,220,686     $       2,372,504     $       2,247,840
Jan-2003               $       2,189,819     $       2,324,579     $       2,203,333
Feb-2003               $       2,149,745     $       2,293,895     $       2,156,843
Mar-2003               $       2,189,300     $       2,316,604     $       2,162,235
Apr-2003               $       2,323,285     $       2,484,790     $       2,325,483
May-2003               $       2,500,087     $       2,712,148     $       2,520,824
Jun-2003               $       2,523,838     $       2,739,541     $       2,565,191
Jul-2003               $       2,592,234     $       2,829,945     $       2,644,711
Aug-2003               $       2,672,593     $       2,952,765     $       2,761,872
Sep-2003               $       2,631,703     $       2,915,855     $       2,715,473
Oct-2003               $       2,805,395     $       3,138,335     $       2,914,788
Nov-2003               $       2,873,005     $       3,226,522     $       2,994,362
Dec-2003               $       2,937,648     $       3,323,318     $       3,070,419
Jan-2004               $       3,015,789     $       3,420,027     $       3,153,320
Feb-2004               $       3,105,358     $       3,493,557     $       3,213,549
Mar-2004               $       3,122,748     $       3,494,256     $       3,205,836
Apr-2004               $       3,051,862     $       3,366,017     $       3,104,852
May-2004               $       3,111,373     $       3,449,494     $       3,153,598
Jun-2004               $       3,186,852     $       3,545,045     $       3,239,376

SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Shares) are calculated using the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Mid Cap Equity Fund, Russell MidCap Index, and Lipper Mid-Cap Core Funds Index from June 30, 1994 to June 30, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Index measures the performance of the smallest 800 companies of the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN MID CAP GROWTH FUND

AS OF JUNE 30, 2004                                                  (Unaudited)

                                    FUND FACTS

                                    Fund Inception                    10/29/1999
                                    Fiscal Year End                  DECEMBER 31
                                    Net Assets as of 6/30/2004
                                    (In Millions)                          $59.5
                                    Primary Benchmark            RUSSELL MID CAP
                                                                    GROWTH INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Mid Cap Growth Fund, which seeks to provide long-term growth from a portfolio of mid-capitalization stocks, rose 8.8% (Class A shares, no sales charge) during the six months ended June 30, 2004. This compares with a gain of 5.9% for the Russell Mid Cap Growth Index, the Fund's benchmark.

Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A: The Fund performed well during the first half of 2004. After the year began with the market's more speculative names posting the highest gains, market leadership shifted to higher-quality names in February. This development helped the Fund's performance, as our overriding focus is on strong, durable businesses. The positive performance relative to the benchmark is attributable to stock selection, rather than sector weightings, with the Healthcare and Information Technology sectors doing particularly well. The Fund's stock selections in Telecommunications were the largest detractors from performance. In addition, the Fund's Industrial holdings, which rose marginally during the first half of the year, underperformed their benchmark peer group.

   ImClone proved to be the Fund's top contributor, as the company's shares doubled during the first half of 2004. The advance was driven by the approval and launch of the cancer drug Erbitux, which is expected to be a blockbuster. In particular, the FDA's approval of Erbitux as a treatment for colon cancer resulted in a $250M milestone payment from Bristol-Myers Squibb. Another top contributor was Biogen, up 72% this year as its current drugs continue to exhibit healthy growth, while a number of drugs in its pipeline are entering late-stage clinical development. In addition, Antegren, a very promising MS drug expected to play a critical role in the treatment of that disease, is on the verge of U.S. and European regulatory approvals and a commercial launch.

   Amongst a number of stocks that performed well, there were a few holdings that detracted from performance. The Fund's biggest detractor was Amkor Technology, as the provider of semiconductor packaging and test services pre-announced disappointing second-quarter results, particularly with respect to margins. Key factors affecting their margins were an unfavorable product mix, rising material costs and higher depreciation. Because we did not feel that management was executing well on its business plan, the position was sold. Another detractor from the portfolio was Doubleclick, as the online advertising company failed to meet the Street's revenue expectations. Although Doubleclick has strong exposure to the rapidly growing online ad market, its core technology serving business has experienced pricing pressure. As the company increases headcount to generate additional revenue, we expect margin expansion to be lower than consensus expectations and thus eliminated the position from the portfolio.

Q: HOW WAS THE FUND MANAGED?

A: The portfolio manager's focus remained on stock selection, believing that quality companies, regardless of their economic sector, trading at attractive valuations will outperform in the long term. The portfolio manager sought to maintain significant sector diversification in the Portfolio to avoid any large bets contingent on macroeconomic or sector trends.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                                                30.6%
Consumer Goods & Services                                 26.4%
Pharmaceuticals                                           10.8%
Health Services & Systems                                 10.1%
Industrial Products & Services                             6.9%
Finance & Insurance                                        6.6%
Energy                                                     3.9%
Telecommunications                                         2.6%
Short-Term Investments                                     2.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Amphenol Corp., Class A                                2.1%
 2. Zimmer Holdings, Inc.                                  1.9%
 3. Omnicare, Inc.                                         1.7%
 4. Gilead Sciences, Inc.                                  1.5%
 5. Biogen Idec, Inc.                                      1.5%
 6. Harsco Corp.                                           1.5%
 7. Arrow Electronics, Inc.                                1.5%
 8. Staples, Inc.                                          1.4%
 9. ImClone Systems, Inc.                                  1.4%
10. AmeriCredit Corp.                                      1.4%

Top 10 equity holdings comprised 15.9% ($9,661 in thousands) of the Portfolio's market value of investments. As of June 30, 2004, the Fund held 104 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                      SINCE
                                                                    INCEPTION
                                             1 YEAR      3 YEAR     (10/29/99)
                                           -----------------------------------
CLASS A SHARES
           Without Sales Charge                 28.67%      (2.32%)     (12.14%)
              With Sales Charge*                21.36%      (4.23%)     (13.25%)

CLASS B SHARES
                 Without CDSC                   27.65%      (3.03%)     (12.76%)
                    With CDSC**                 22.65%      (4.01%)     (13.12%)

  * Sales Charge for Class A Shares is 5.75%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (10/29/99 TO 06/30/04)

                       JPMORGAN MID CAP           RUSSELL              LIPPER
                          GROWTH FUND             MIDCAP               MID-CAP
                       (CLASS A SHARES)        GROWTH INDEX       GROWTH FUNDS INDEX
Oct-1999               $           9,425     $          10,000     $          10,000
Oct-1999               $           9,623     $          10,000     $          10,000
Nov-1999               $          11,902     $          11,036     $          11,254
Dec-1999               $          13,635     $          12,947     $          13,602
Jan-2000               $          13,903     $          12,945     $          13,368
Feb-2000               $          18,711     $          15,666     $          16,718
Mar-2000               $          15,509     $          15,682     $          15,541
Apr-2000               $          11,510     $          14,159     $          13,491
May-2000               $           9,692     $          13,127     $          12,278
Jun-2000               $          12,846     $          14,519     $          14,186
Jul-2000               $          11,980     $          13,600     $          13,597
Aug-2000               $          13,211     $          15,651     $          15,376
Sep-2000               $          12,028     $          14,886     $          14,636
Oct-2000               $           9,683     $          13,868     $          13,452
Nov-2000               $           6,558     $          10,854     $          10,639
Dec-2000               $           6,938     $          11,426     $          11,406
Jan-2001               $           7,245     $          12,079     $          11,562
Feb-2001               $           5,721     $           9,989     $           9,827
Mar-2001               $           5,200     $           8,560     $           8,785
Apr-2001               $           5,780     $           9,987     $           9,942
May-2001               $           5,898     $           9,940     $          10,024
Jun-2001               $           5,633     $           9,945     $           9,985
Jul-2001               $           5,220     $           9,274     $           9,460
Aug-2001               $           4,866     $           8,602     $           8,826
Sep-2001               $           4,197     $           7,180     $           7,553
Oct-2001               $           4,473     $           7,935     $           7,974
Nov-2001               $           4,787     $           8,789     $           8,629
Dec-2001               $           4,974     $           9,123     $           9,003
Jan-2002               $           4,827     $           8,827     $           8,659
Feb-2002               $           4,482     $           8,326     $           8,229
Mar-2002               $           4,797     $           8,962     $           8,747
Apr-2002               $           4,620     $           8,487     $           8,457
May-2002               $           4,453     $           8,235     $           8,174
Jun-2002               $           4,040     $           7,325     $           7,440
Jul-2002               $           3,647     $           6,613     $           6,638
Aug-2002               $           3,568     $           6,590     $           6,559
Sep-2002               $           3,332     $           6,066     $           6,152
Oct-2002               $           3,539     $           6,536     $           6,462
Nov-2002               $           3,706     $           7,048     $           6,846
Dec-2002               $           3,509     $           6,623     $           6,441
Jan-2003               $           3,460     $           6,558     $           6,346
Feb-2003               $           3,381     $           6,501     $           6,248
Mar-2003               $           3,480     $           6,622     $           6,337
Apr-2003               $           3,676     $           7,072     $           6,782
May-2003               $           4,000     $           7,753     $           7,343
Jun-2003               $           4,079     $           7,864     $           7,458
Jul-2003               $           4,217     $           8,144     $           7,752
Aug-2003               $           4,413     $           8,593     $           8,133
Sep-2003               $           4,275     $           8,426     $           7,860
Oct-2003               $           4,639     $           9,106     $           8,476
Nov-2003               $           4,757     $           9,350     $           8,678
Dec-2003               $           4,826     $           9,452     $           8,722
Jan-2004               $           4,993     $           9,763     $           8,943
Feb-2004               $           5,111     $           9,928     $           9,066
Mar-2004               $           5,130     $           9,909     $           9,064
Apr-2004               $           4,953     $           9,629     $           8,777
May-2004               $           5,071     $           9,856     $           8,968
Jun-2004               $           5,146     $          10,013     $           9,184

SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The JPMorgan MidCap Growth Fund (formerly J.P. Morgan H&Q IPO & Emerging Company
Fund) commenced operations on 10/29/99.

All Share Classes were introduced on 10/29/99.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Mid Cap Growth Fund, Russell MidCap Growth Index, and Lipper Mid-Cap Growth Funds Index from October 29, 1999 to June 30, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and assumes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN MID CAP VALUE FUND

AS OF JUNE 30, 2004                                                  (Unaudited)

                                    FUND FACTS

                                    Fund Inception                    11/13/1997
                                    Fiscal Year End                  DECEMBER 31
                                    Net Assets as of 6/30/2004
                                    (In Millions)                       $1,819.7
                                    Primary Benchmark            RUSSELL MID CAP
                                                                     VALUE INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation, rose 7.7% (Institutional Shares) during the six months ended June 30, 2004. This compares with a gain of 7.2% for the Russell Mid Cap Value Index, the Fund's benchmark.

Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A: After the year began with the market's more speculative names posting the highest gains, market leadership shifted to higher-quality names in February. This development helped the Fund's performance, as our overriding focus is on quality and value. The positive performance relative to the benchmark is attributable to stock selection rather than sector weightings, with the Utilities and Information Technology sectors doing particularly well. The Fund's overweight position in Telecommunications was the largest detractor from performance. In addition, the Fund's Consumer Staples holdings, which rose moderately during the first half of the year, underperformed their benchmark peer group.

   Despite continued fears about interest rate rises and their impact on shares of financial companies, several of the Fund's top performers were in the financial sector. MGIC, the country's leading provider of mortgage insurance, appreciated 33% during the first half of the year. MGIC reported solid earnings in the first quarter, driven by both strong mortgage volumes and an improving credit picture. Assurant, an insurance company spun off from the French concern Fortis early in the year, was also up 33% as its strong business model with four diversified, uncorrelated lines of business made its IPO very attractive to U.S. investors. A strong performer in the energy area was Premcor (+44%), whose better-than-expected results and robust margins encouraged many sell-side analysts to raise full-year estimates. In addition, many analysts are optimistic that the medium-term outlook for all refiners will be lifted by projected growth in the demand for gas.

   Among a number of stocks that performed well, there were a few holdings that detracted from performance. The Fund's biggest detractor was Autozone, as the autoparts supplier declined 6% year to date. Though the stock sold off on concerns about weak same-store sales results, we continue to find the company's defensive characteristics and modest valuation attractive. Another detractor from the portfolio was BB&T Corp., a regional banking company, which saw its share price decline 12%. Management lowered the company's profit forecast for 2004 as a result of ongoing concern about a decline in its mortgage business. Although we have been impressed with BB&T's acquisition strategy and use of capital, we were concerned about its ability to weather the rising interest rate environment and sold our position in the stock.

Q: HOW WAS THE FUND MANAGED?

A: As is always the case, our primary emphasis was on high-quality companies with solid management teams who generate good cash flow. Our quality bias helped our relative performance as we moved from the early phase of the market cycle, when the more speculative areas typically outperform the higher-quality segments, to a more solid phase when companies whose earnings and cash flows are superior assume market leadership.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                                       26.1%
Consumer Goods & Services                                 24.0%
Industrial Products & Services                            15.0%
Energy                                                     8.8%
Technology                                                 6.6%
REITs                                                      4.6%
Short-Term Investments                                     4.5%
Telecommunications                                         4.5%
Utilities                                                  3.5%
Health Services & Systems                                  1.6%
Pharmaceuticals                                            0.8%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Golden West Financial Corp.                            2.7%
 2. Kinder Morgan, Inc.                                    2.5%
 3. Wilmington Trust Corp.                                 2.5%
 4. Assurant, Inc.                                         2.4%
 5. AutoZone, Inc.                                         2.4%
 6. M&T Bank Corp.                                         2.2%
 7. VF Corp.                                               2.1%
 8. Devon Energy Corp.                                     1.9%
 9. Columbia Sportswear Co.                                1.9%
10. MGIC Investment Corp.                                  1.9%

Top 10 equity holdings comprised 22.5% ($402,773 in thousands) of the Portfolio's market value of investments. As of June 30, 2004, the Fund held 91 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2004

                                                                                    SINCE
                                                                                INCEPTION
                                             1 YEAR     3 YEARS     5 YEARS    (11/13/97)
                                           ----------------------------------------------
CLASS A SHARES
            Without Sales Charge              24.61%      13.17%      15.87%        18.27%
               With Sales Charge*             17.43%      10.97%      14.50%        17.21%
                                           ----------------------------------------------
CLASS B SHARES
                  Without CDSC                23.82%      12.39%      15.35%        17.87%
                     With CDSC**              18.82%      11.59%      15.13%        17.87%
                                           ----------------------------------------------
CLASS C SHARES
                  Without CDSC                23.79%      12.46%      15.40%        17.90%
                     With CDSC***             22.79%      12.46%      15.40%        17.90%
                                           ----------------------------------------------
INSTITUTIONAL SHARES                          25.19%      13.74%      16.25%        18.56%
                                           ----------------------------------------------
SELECT SHARES                                 24.89%      13.48%      16.09%        18.43%

  * Sales Charge for Class A Shares is 5.75%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (11/13/97 TO 06/30/04)

                                JPMORGAN               RUSSELL                 S&P                 LIPPER
                                 MID CAP               MIDCAP                MIDCAP                MID-CAP
                               VALUE FUND               VALUE               400/BARRA               VALUE
                          (INSTITUTIONAL SHARE)         INDEX              VALUE INDEX           FUNDS INDEX
11/13/97                    $       3,000,000     $       3,000,000     $       3,000,000     $       3,000,000
11/30/97                    $       3,060,000     $       3,000,000     $       3,000,000     $       3,000,000
12/31/97                    $       3,146,904     $       3,114,900     $       3,180,000     $       3,031,200
1/31/98                     $       3,170,820     $       3,054,471     $       3,107,178     $       2,992,098
2/28/98                     $       3,321,117     $       3,258,510     $       3,337,109     $       3,200,048
3/31/98                     $       3,579,832     $       3,426,323     $       3,493,286     $       3,333,810
4/30/98                     $       3,597,732     $       3,407,135     $       3,515,643     $       3,372,149
5/31/98                     $       3,555,638     $       3,327,408     $       3,373,611     $       3,240,973
6/30/98                     $       3,591,906     $       3,338,056     $       3,348,646     $       3,228,009
7/31/98                     $       3,408,359     $       3,168,817     $       3,202,980     $       3,045,949
8/31/98                     $       3,050,482     $       2,723,281     $       2,678,332     $       2,536,057
9/30/98                     $       3,194,769     $       2,882,048     $       2,886,706     $       2,608,588
10/31/98                    $       3,423,515     $       3,068,805     $       3,114,467     $       2,764,843
11/30/98                    $       3,637,142     $       3,176,520     $       3,187,034     $       2,866,865
12/31/98                    $       3,768,807     $       3,273,086     $       3,329,176     $       2,978,673
1/31/99                     $       3,699,084     $       3,196,823     $       3,155,060     $       2,958,716
2/28/99                     $       3,683,917     $       3,126,493     $       3,004,564     $       2,804,567
3/31/99                     $       3,701,969     $       3,171,202     $       3,061,050     $       2,860,378
4/30/99                     $       4,002,198     $       3,471,515     $       3,357,359     $       3,081,199
5/31/99                     $       4,226,722     $       3,486,095     $       3,412,084     $       3,107,389
6/30/99                     $       4,366,203     $       3,525,837     $       3,518,200     $       3,227,334
7/31/99                     $       4,461,387     $       3,437,691     $       3,471,408     $       3,167,952
8/31/99                     $       4,243,225     $       3,318,747     $       3,339,842     $       3,060,241
9/30/99                     $       4,166,423     $       3,150,818     $       3,175,521     $       2,990,162
10/31/99                    $       4,316,830     $       3,243,767     $       3,239,032     $       3,018,867
11/30/99                    $       4,299,131     $       3,184,406     $       3,304,136     $       3,127,245
12/31/99                    $       4,291,393     $       3,269,749     $       3,406,565     $       3,333,330
1/31/2000                   $       4,204,707     $       3,074,218     $       3,259,401     $       3,158,997
2/29/2000                   $       3,944,015     $       2,945,715     $       3,139,781     $       3,247,133
3/31/2000                   $       4,540,350     $       3,302,736     $       3,620,167     $       3,470,536
4/30/2000                   $       4,500,849     $       3,315,947     $       3,587,224     $       3,415,701
5/31/2000                   $       4,737,594     $       3,372,981     $       3,690,536     $       3,390,766
6/30/2000                   $       4,698,272     $       3,247,169     $       3,523,724     $       3,398,904
7/31/2000                   $       4,844,388     $       3,323,153     $       3,663,263     $       3,422,697
8/31/2000                   $       5,010,066     $       3,526,862     $       3,925,187     $       3,642,434
9/30/2000                   $       5,156,360     $       3,560,720     $       3,983,279     $       3,610,745
10/31/2000                  $       5,377,568     $       3,628,374     $       3,945,438     $       3,584,386
11/30/2000                  $       5,389,398     $       3,581,205     $       3,950,567     $       3,391,188
12/31/2000                  $       5,805,999     $       3,897,067     $       4,354,315     $       3,686,560
1/31/2001                   $       5,878,574     $       3,883,038     $       4,548,518     $       3,815,590
2/28/2001                   $       5,925,602     $       3,866,729     $       4,397,962     $       3,683,570
3/31/2001                   $       5,755,538     $       3,759,620     $       4,204,451     $       3,544,331
4/30/2001                   $       6,049,070     $       3,966,400     $       4,584,954     $       3,776,840
5/31/2001                   $       6,214,815     $       4,079,045     $       4,675,736     $       3,882,213
6/30/2001                   $       6,299,958     $       4,024,794     $       4,683,218     $       3,914,048
7/31/2001                   $       6,385,007     $       4,008,695     $       4,683,686     $       3,900,348
8/31/2001                   $       6,231,767     $       3,935,336     $       4,588,607     $       3,809,860
9/30/2001                   $       5,733,849     $       3,559,905     $       4,073,765     $       3,433,065
10/31/2001                  $       5,737,862     $       3,578,772     $       4,137,723     $       3,499,323
11/30/2001                  $       6,061,478     $       3,829,286     $       4,389,297     $       3,762,122
12/31/2001                  $       6,381,524     $       3,988,202     $       4,665,823     $       3,934,804
1/31/2002                   $       6,385,991     $       4,028,482     $       4,664,890     $       3,918,671
2/28/2002                   $       6,566,714     $       4,093,744     $       4,775,447     $       3,933,170
3/31/2002                   $       6,841,860     $       4,302,934     $       5,128,831     $       4,180,173
4/30/2002                   $       6,963,645     $       4,299,922     $       5,205,763     $       4,168,887
5/31/2002                   $       7,045,119     $       4,293,472     $       5,115,183     $       4,107,604
6/30/2002                   $       6,679,478     $       4,101,983     $       4,827,709     $       3,817,197
7/31/2002                   $       6,278,709     $       3,700,399     $       4,327,076     $       3,443,111
8/31/2002                   $       6,455,141     $       3,743,324     $       4,365,154     $       3,452,752
9/30/2002                   $       6,089,134     $       3,365,248     $       3,935,623     $       3,150,982
10/31/2002                  $       6,459,354     $       3,472,263     $       4,093,048     $       3,257,800
11/30/2002                  $       6,703,517     $       3,691,016     $       4,355,822     $       3,520,378
12/31/2002                  $       6,587,546     $       3,603,169     $       4,194,221     $       3,358,441
1/31/2003                   $       6,492,027     $       3,503,362     $       4,049,101     $       3,276,831
2/28/2003                   $       6,414,772     $       3,445,206     $       3,963,665     $       3,203,758
3/31/2003                   $       6,510,352     $       3,456,920     $       3,950,981     $       3,216,573
4/30/2003                   $       6,923,108     $       3,719,645     $       4,271,801     $       3,463,284
5/31/2003                   $       7,367,572     $       4,046,974     $       4,689,156     $       3,774,633
6/30/2003                   $       7,403,673     $       4,075,303     $       4,708,850     $       3,833,140
7/31/2003                   $       7,603,572     $       4,202,045     $       4,850,586     $       3,953,884
8/31/2003                   $       7,794,422     $       4,351,218     $       5,097,966     $       4,131,018
9/30/2003                   $       7,735,184     $       4,317,278     $       5,048,006     $       4,069,879
10/31/2003                  $       8,175,316     $       4,634,166     $       5,461,438     $       4,351,921
11/30/2003                  $       8,356,808     $       4,768,557     $       5,677,165     $       4,487,701
12/31/2003                  $       8,604,170     $       4,974,559     $       5,880,975     $       4,670,799
1/31/2004                   $       8,755,603     $       5,105,887     $       6,035,056     $       4,805,318
2/29/2004                   $       9,021,773     $       5,232,003     $       6,194,985     $       4,939,867
3/31/2004                   $       9,085,828     $       5,240,374     $       6,206,136     $       4,932,457
4/30/2004                   $       8,984,975     $       5,018,706     $       5,965,959     $       4,800,268
5/31/2004                   $       9,140,415     $       5,147,185     $       6,090,647     $       4,864,111
6/30/2004                   $       9,269,378     $       5,330,939     $       6,280,067     $       5,040,678

SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 11/13/97.

Returns for the Select Shares prior to 10/31/01 (offering date of the Select Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Select Shares. Returns for the Class A, Class B, and Class C Shares prior to 4/30/01 (offering date of the Class A, Class B, and Class C Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Class A Shares, Class B and C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Mid Cap Value Fund, Russell MidCap Value Index, S&P MidCap 400/BARRA Value Index, and Lipper Mid-Cap Value Funds Index from November 13, 1997 to June 30, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Value Index is an unmanaged, capitalization weighted, price only index that measures the performance of those companies included in the Russell MidCap Index that have lower price-to-book ratios and lower forecasted growth rates. The S&P MidCap 400/BARRA Value Index is an unmanaged, capitalization weighted, price only index of 400 stocks that measure performance of the mid-sized company segment of the U.S. market. The S&P MidCap 400/BARRA Value Index is a subset of the MidCap 400 Index, which contains companies with lower price-to-book ratios. The Lipper Mid-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN SMALL CAP EQUITY FUND

AS OF JUNE 30, 2004                                                  (Unaudited)

                                    FUND FACTS

                                    Fund Inception                    12/20/1994
                                    Fiscal Year End                  DECEMBER 31
                                    Net Assets as of 6/30/2004
                                    (In Millions)                         $778.9
                                    Primary Benchmark              S&P SMALL CAP
                                                                       600 INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Small Cap Equity Fund, which seeks capital growth over the long term, rose by 10.0% (A shares, no sales charge) during the six months ended June 30, 2004. This compares with appreciation of 10.1% in the S&P Small Cap 600 Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM IN THIS WAY?

A: The Fund delivered strong absolute returns in the half-year, trailing its S&P
   Small Cap 600 Index benchmark by a small margin. The Fund outperformed its peer group, as represented by the Lipper Small Cap Core Index, which gained +7.8%. During the second half of the period, higher quality stocks returned to favor, which helped the performance of the Fund against both the index and its peers.

   Relative to the benchmark, stock selection in the Consumer Cyclicals and Industrial Cyclicals sectors made the greatest contributions to performance. In Consumer Cyclicals, the leading contributors to performance included Toro Co., a maker of lawn-care equipment; Boyd Gaming Corp., an owner and operator of casinos; and Fossil, which makes branded designer accessories and watches. In Industrial Cyclicals, there were strong contributions from transportation stocks, such as the two global freight-forwarding companies, UTI Worldwide and EGL, and trucker, Landstar System. Also in the sector, Ametek, which makes electric motors and blowers for vacuum cleaners, also did well.

   The weakest performances occurred in the Semiconductors, Media and Energy sectors. In Semiconductors, stock prices were weak due to concern regarding a cyclical downtrend in the semiconductor cycle. Additionally, unfortunate timing in the purchase of Cirrus Logic and Standard Microsystems detracted from performance. In Media, advertising sales are failing to match expectations in spite of the improving economy, the presidential election and the Olympics. Sinclair Broadcast Group, the diversified television broadcaster, and Emmis Communications Corp., the radio and television broadcaster, performed poorly. Finally, in Energy, the Fund's oilfield service companies delivered positive returns, but still trailed their peers in the index.

Q: HOW WAS THE FUND MANAGED?

A: As the Federal Reserve starts to tighten monetary policy, we are altering our holdings in sympathy with the interest rate cycle. We are looking for attractive Software companies positioned to benefit from an increase in corporate technology spending, and for Financials with strong commercial lending businesses that will gain from an increase in lending. By contrast, we are reducing our holdings in Industrial Cyclicals, where we believe that robust earnings are already discounted by stock prices, and we are moving to underweight in areas dependent on consumer spending such as Retail and Consumer Cyclicals.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                                 24.8%
Industrial Products & Services                            21.1%
Technology                                                19.2%
Health Services & Systems                                 10.7%
Finance & Insurance                                       10.1%
Energy                                                     6.9%
Pharmaceuticals                                            2.1%
Utilities                                                  1.9%
Short-Term Investments                                     1.6%
REITs                                                      1.6%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Patina Oil & Gas Corp.                                 1.6%
 2. Cooper Companies, Inc.                                 1.6%
 3. Toro Co.                                               1.5%
 4. Ametek, Inc.                                           1.5%
 5. Curtiss-Wright Corp.                                   1.5%
 6. Southwestern Energy Co.                                1.4%
 7. Sierra Health Services                                 1.4%
 8. Landstar System, Inc.                                  1.4%
 9. Boyd Gaming Corp.                                      1.4%
10. East-West Bancorp., Inc.                               1.4%

Top 10 equity holdings comprised 14.7% ($114,763 in thousands) of the Portfolio's market value of investments. As of June 30, 2004 the Fund held 120 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2004

                                                                                    SINCE
                                                                                INCEPTION
                                             1 YEAR     3 YEARS     5 YEARS    (12/20/94)
                                           ----------------------------------------------
CLASS A SHARES
           Without Sales Charge               35.38%       7.10%       8.53%        15.00%
              With Sales Charge*              27.56%       5.00%       7.25%        14.29%
                                           ----------------------------------------------
CLASS B SHARES
                 Without CDSC                 34.34%       6.30%       7.71%        14.29%
                    With CDSC**               29.34%       5.41%       7.41%        14.29%
                                           ----------------------------------------------
SELECT SHARES                                 36.11%       7.67%       9.12%        15.49%

  * Sales Charge for Class A Shares is 5.75%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (12/20/94 TO 06/30/04)

                         JPMORGAN SMALL             S&P                 LIPPER
                        CAP EQUITY FUND          SMALLCAP           SMALL-CAP CORE
                        (CLASS A SHARES)         600 INDEX            FUNDS INDEX
Dec-1994               $           9,425     $          10,000     $          10,000
Dec-1994               $           9,791     $          10,000     $          10,000
Jan-1995               $           9,489     $           9,858     $          10,103
Feb-1995               $          10,045     $          10,264     $          10,505
Mar-1995               $          10,838     $          10,471     $          10,728
Apr-1995               $          11,225     $          10,705     $          10,908
May-1995               $          11,583     $          10,872     $          11,040
Jun-1995               $          12,449     $          11,469     $          11,479
Jul-1995               $          13,424     $          12,346     $          12,114
Aug-1995               $          13,906     $          12,614     $          12,518
Sep-1995               $          14,322     $          12,936     $          12,732
Oct-1995               $          14,256     $          12,297     $          12,281
Nov-1995               $          14,653     $          12,739     $          12,648
Dec-1995               $          15,081     $          12,950     $          13,073
Jan-1996               $          15,149     $          12,978     $          13,169
Feb-1996               $          15,714     $          13,403     $          13,635
Mar-1996               $          16,165     $          13,689     $          13,976
Apr-1996               $          17,699     $          14,475     $          14,940
May-1996               $          18,466     $          14,989     $          15,614
Jun-1996               $          18,283     $          14,401     $          14,905
Jul-1996               $          16,692     $          13,411     $          13,695
Aug-1996               $          17,909     $          14,239     $          14,393
Sep-1996               $          18,733     $          14,864     $          14,998
Oct-1996               $          18,398     $          14,762     $          14,717
Nov-1996               $          18,867     $          15,528     $          15,248
Dec-1996               $          19,423     $          15,710     $          15,518
Jan-1997               $          20,035     $          15,971     $          15,864
Feb-1997               $          19,228     $          15,627     $          15,449
Mar-1997               $          18,061     $          14,794     $          14,670
Apr-1997               $          17,526     $          14,975     $          14,674
May-1997               $          19,647     $          16,734     $          16,239
Jun-1997               $          20,873     $          17,474     $          17,156
Jul-1997               $          22,087     $          18,573     $          18,189
Aug-1997               $          22,456     $          19,041     $          18,635
Sep-1997               $          23,887     $          20,300     $          20,032
Oct-1997               $          22,924     $          19,423     $          19,235
Nov-1997               $          22,729     $          19,281     $          18,989
Dec-1997               $          22,870     $          19,670     $          18,968
Jan-1998               $          22,690     $          19,287     $          18,691
Feb-1998               $          24,691     $          21,044     $          20,087
Mar-1998               $          26,352     $          21,848     $          21,033
Apr-1998               $          26,052     $          21,977     $          21,235
May-1998               $          24,580     $          20,814     $          20,133
Jun-1998               $          25,101     $          20,874     $          20,061
Jul-1998               $          23,540     $          19,278     $          18,614
Aug-1998               $          18,396     $          15,557     $          15,016
Sep-1998               $          19,798     $          16,511     $          15,648
Oct-1998               $          20,418     $          17,277     $          16,290
Nov-1998               $          21,708     $          18,249     $          17,199
Dec-1998               $          23,634     $          19,416     $          18,279
Jan-1999               $          22,979     $          19,171     $          18,142
Feb-1999               $          20,831     $          17,444     $          16,660
Mar-1999               $          21,143     $          17,669     $          16,735
Apr-1999               $          22,232     $          18,837     $          17,864
May-1999               $          22,132     $          19,294     $          18,234
Jun-1999               $          23,717     $          20,392     $          19,288
Jul-1999               $          23,747     $          20,213     $          19,182
Aug-1999               $          23,232     $          19,323     $          18,478
Sep-1999               $          23,232     $          19,404     $          18,463
Oct-1999               $          22,970     $          19,356     $          18,624
Nov-1999               $          24,210     $          20,165     $          19,825
Dec-1999               $          26,885     $          21,823     $          21,964
Jan-2000               $          26,162     $          21,146     $          21,542
Feb-2000               $          29,673     $          23,978     $          24,580
Mar-2000               $          29,661     $          23,090     $          24,231
Apr-2000               $          29,955     $          22,696     $          22,884
May-2000               $          28,181     $          22,024     $          21,911
Jun-2000               $          30,427     $          23,325     $          23,844
Jul-2000               $          29,445     $          22,752     $          23,102
Aug-2000               $          32,436     $          24,767     $          25,160
Sep-2000               $          31,622     $          24,094     $          24,514
Oct-2000               $          31,486     $          24,245     $          23,776
Nov-2000               $          28,098     $          21,721     $          21,408
Dec-2000               $          30,692     $          24,398     $          23,487
Jan-2001               $          29,568     $          25,444     $          24,323
Feb-2001               $          27,469     $          23,892     $          22,778
Mar-2001               $          26,214     $          22,795     $          21,701
Apr-2001               $          28,326     $          24,533     $          23,430
May-2001               $          28,740     $          25,001     $          24,283
Jun-2001               $          29,062     $          25,916     $          25,034
Jul-2001               $          29,262     $          25,483     $          24,453
Aug-2001               $          28,393     $          24,902     $          23,768
Sep-2001               $          25,333     $          21,536     $          20,654
Oct-2001               $          26,255     $          22,683     $          21,881
Nov-2001               $          27,391     $          24,342     $          23,507
Dec-2001               $          28,783     $          25,989     $          25,157
Jan-2002               $          28,970     $          26,216     $          24,860
Feb-2002               $          28,689     $          25,765     $          24,197
Mar-2002               $          29,986     $          27,800     $          26,055
Apr-2002               $          30,493     $          28,587     $          26,183
May-2002               $          29,825     $          27,403     $          25,206
Jun-2002               $          28,059     $          25,987     $          23,795
Jul-2002               $          24,703     $          22,317     $          20,561
Aug-2002               $          24,891     $          22,529     $          20,670
Sep-2002               $          23,584     $          21,150     $          19,206
Oct-2002               $          23,921     $          21,827     $          19,888
Nov-2002               $          24,649     $          22,962     $          21,356
Dec-2002               $          23,801     $          22,188     $          20,318
Jan-2003               $          23,020     $          21,425     $          19,725
Feb-2003               $          22,723     $          20,740     $          19,109
Mar-2003               $          22,709     $          20,903     $          19,270
Apr-2003               $          24,338     $          22,599     $          20,875
May-2003               $          25,912     $          24,420     $          22,708
Jun-2003               $          26,371     $          25,055     $          23,230
Jul-2003               $          27,597     $          26,358     $          24,422
Aug-2003               $          29,104     $          27,642     $          25,479
Sep-2003               $          28,336     $          26,829     $          24,926
Oct-2003               $          30,841     $          29,155     $          26,886
Nov-2003               $          31,689     $          30,257     $          27,854
Dec-2003               $          32,456     $          30,793     $          28,628
Jan-2004               $          32,900     $          31,679     $          29,535
Feb-2004               $          33,466     $          32,288     $          30,049
Mar-2004               $          34,125     $          32,711     $          30,374
Apr-2004               $          33,518     $          31,625     $          29,329
May-2004               $          33,625     $          32,108     $          29,584
Jun-2004               $          35,713     $          33,887     $          30,847

SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 12/20/94.

Returns for the Select Shares prior to 5/7/96 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class B Shares prior to 3/28/95 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, S&P SmallCap 600 Index and Lipper Small-Cap Core Funds Index from December 20, 1994 to June 30, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P SmallCap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity and industry group representation. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN SMALL CAP GROWTH FUND

AS OF JUNE 30, 2004                                                  (Unaudited)

                                    FUND FACTS

                                    Fund Inception                    11/14/1997
                                    Fiscal Year End                  DECEMBER 31
                                    Net Assets as of 6/30/2004
                                    (In Millions)                           $4.7
                                    Primary Benchmark               RUSSELL 2000
                                                                    GROWTH INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Small Cap Growth Fund, which seeks growth from capital appreciation, rose 7.5% (Institutional Shares) during the six months ended June 30, 2004. This compares with a gain of 5.7% for the Russell 2000 Growth Index, the Fund's benchmark

Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A: The Fund performed well during the first half of 2004, outperforming its benchmark. After the year began with the market's more speculative names posting the highest gains, market leadership shifted to higher-quality names in February. This development helped the Fund's performance, as our overriding focus is on strong, durable businesses. The positive performance relative to the benchmark is attributable to stock selection rather than sector weightings, with the Fund's Technology and Financial names outperforming their peer group. The Fund's stock selection in Materials and Processing was the largest detractor from performance.

   Alliance Data Systems Corp. was the Fund's top contributor, as the company's share price increased 50% during the first half of 2004. The provider of private-label credit card and marketing services reported a stellar quarter with better than-expected revenue, margin and EPS growth. Another top contributor was specialty retailer Urban Outfitters Inc. The company posted a 150% gain in first-quarter earnings per share, compared to the same period a year earlier, as same-store sales were significantly ahead of target. One of the top contributors from the aforementioned technology sector was Verint Systems Inc., a leader in communications interception solutions and digital video security. The company's revenues from homeland security initiatives have somewhat cushioned the effect of the global slowdown in telecommunications and IT spending.

   Despite the Fund's positive return for the period, a number of individual holdings performed poorly. In particular, shares of Staktek Holdings declined after the company pre-announced a shortfall in second-quarter revenue. Staktek attributed the shortfall to a shortage of DRAMs (memory chip devices), with license revenues from Samsung making up the bulk of that business. We continue to have a positive view on the stock, as the company is the leading solution provider in the high-growth, high-density memory stacking market for servers, routers and other high-end platforms, and we added modestly to the position.

Q: HOW WAS THE FUND MANAGED?

A: The portfolio managers utilize a "bottom up" approach to construct the Fund's portfolio, basing their stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                                                25.7%
Consumer Goods & Services                                 25.2%
Health Services & Systems                                 12.3%
Pharmaceuticals                                           10.5%
Finance & Insurance                                        7.7%
Industrial Products & Services                             6.2%
Telecommunications                                         6.1%
Energy                                                     4.4%
REITs                                                      1.2%
Short-Term Investments                                     0.7%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Aeroflex, Inc.                                         1.6%
 2. Alliance Data Systems Corp.                            1.5%
 3. Nextel Partners, Inc., Class A                         1.5%
 4. LIFE TIME FITNESS, Inc.                                1.5%
 5. Cooper Companies, Inc.                                 1.5%
 6. Wright Medical Group, Inc.                             1.4%
 7. Electronics for Imaging, Inc.                          1.4%
 8. Gray Television, Inc.                                  1.4%
 9. Covance, Inc.                                          1.4%
10. Verint Systems, Inc.                                   1.4%

Top 10 equity holdings comprised 14.6% ($698 in thousands) of the Portfolio's market value of investments. As of June 30, 2004 the Fund held 104 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2004

                                                                             SINCE
                                                                          INCEPTION
                                            1 YEAR  3 YEARS    5 YEARS   (11/14/97)
                                            ---------------------------------------
CLASS A SHARES
           Without Sales Charge              29.29%   (7.40%)    (1.97%)       3.34%
              With Sales Charge*             21.81%   (9.21%)    (3.12%)       2.42%
                                            ---------------------------------------
INSTITUTIONAL SHARES                         30.09%   (6.64%)    (1.45%)       3.75%
                                            ---------------------------------------
SELECT SHARES                                29.66%   (6.94%)    (1.63%)       3.61%

  * Sales Charge for Class A Shares is 5.75%.

[CHART]

LIFE OF FUND PERFORMANCE (11/14/97 TO 06/30/04)

                             JPMORGAN SMALL          RUSSELL            RUSSELL      LIPPER SMALL-CAP
                             CAP GROWTH FUND           2000               2000            GROWTH
                         (INSTITUTIONAL SHARES)        INDEX         GROWTH INDEX      FUNDS INDEX
Nov-1997                      $   3,000,000        $   3,000,000     $   3,000,000     $   3,000,000
Nov-1997                      $   2,991,000        $   3,000,000     $   3,000,000     $   3,000,000
Dec-1997                      $   3,061,887        $   3,052,500     $   3,001,800     $   2,960,100
Jan-1998                      $   3,116,082        $   3,004,271     $   2,961,876     $   2,916,291
Feb-1998                      $   3,278,430        $   3,226,286     $   3,223,410     $   3,151,927
Mar-1998                      $   3,485,627        $   3,359,209     $   3,358,471     $   3,294,394
Apr-1998                      $   3,524,666        $   3,377,685     $   3,378,957     $   3,318,443
May-1998                      $   3,389,319        $   3,195,628     $   3,133,645     $   3,083,497
Jun-1998                      $   3,482,525        $   3,202,338     $   3,165,608     $   3,173,844
Jul-1998                      $   3,233,176        $   2,942,949     $   2,901,280     $   2,935,171
Aug-1998                      $   2,599,150        $   2,371,428     $   2,231,664     $   2,294,129
Sep-1998                      $   2,845,550        $   2,557,111     $   2,457,955     $   2,416,865
Oct-1998                      $   3,019,697        $   2,661,441     $   2,586,261     $   2,512,090
Nov-1998                      $   3,193,934        $   2,800,901     $   2,786,954     $   2,716,323
Dec-1998                      $   3,516,521        $   2,974,276     $   3,039,174     $   2,988,498
Jan-1999                      $   3,590,016        $   3,013,834     $   3,175,937     $   3,060,820
Feb-1999                      $   3,427,748        $   2,769,714     $   2,885,338     $   2,766,369
Mar-1999                      $   3,461,340        $   2,812,921     $   2,988,056     $   2,891,409
Apr-1999                      $   3,819,588        $   3,064,959     $   3,251,902     $   3,004,174
May-1999                      $   3,969,698        $   3,109,707     $   3,257,105     $   3,020,697
Jun-1999                      $   4,118,562        $   3,250,266     $   3,428,754     $   3,303,434
Jul-1999                      $   4,338,905        $   3,161,209     $   3,322,806     $   3,291,872
Aug-1999                      $   4,090,720        $   3,044,244     $   3,198,533     $   3,245,786
Sep-1999                      $   4,171,307        $   3,044,853     $   3,260,264     $   3,363,608
Oct-1999                      $   4,286,018        $   3,057,032     $   3,343,727     $   3,559,706
Nov-1999                      $   4,599,754        $   3,239,537     $   3,697,159     $   4,008,941
Dec-1999                      $   5,152,645        $   3,606,253     $   4,348,968     $   4,817,144
Jan-2000                      $   4,814,116        $   3,548,192     $   4,308,523     $   4,767,045
Feb-2000                      $   5,118,849        $   4,133,999     $   5,311,116     $   6,163,790
Mar-2000                      $   5,393,220        $   3,861,568     $   4,752,918     $   5,679,932
Apr-2000                      $   5,272,951        $   3,629,102     $   4,272,873     $   4,977,892
May-2000                      $   5,020,904        $   3,417,525     $   3,898,570     $   4,570,701
Jun-2000                      $   5,746,927        $   3,715,533     $   4,402,265     $   5,375,601
Jul-2000                      $   5,468,775        $   3,595,893     $   4,024,991     $   5,025,650
Aug-2000                      $   5,991,590        $   3,870,260     $   4,448,420     $   5,565,907
Sep-2000                      $   5,687,217        $   3,756,474     $   4,227,333     $   5,290,395
Oct-2000                      $   5,367,596        $   3,588,936     $   3,884,074     $   4,893,615
Nov-2000                      $   4,524,883        $   3,220,711     $   3,178,726     $   4,060,232
Dec-2000                      $   4,751,580        $   3,497,370     $   3,373,264     $   4,419,157
Jan-2001                      $   5,014,817        $   3,679,583     $   3,646,161     $   4,553,941
Feb-2001                      $   4,283,657        $   3,438,202     $   3,146,272     $   3,971,037
Mar-2001                      $   3,683,945        $   3,270,074     $   2,860,276     $   3,585,449
Apr-2001                      $   4,265,272        $   3,525,794     $   3,210,374     $   3,972,678
May-2001                      $   4,460,621        $   3,612,528     $   3,284,855     $   4,080,337
Jun-2001                      $   4,705,955        $   3,737,161     $   3,374,531     $   4,183,162
Jul-2001                      $   4,228,771        $   3,534,980     $   3,086,684     $   3,950,159
Aug-2001                      $   3,915,419        $   3,420,800     $   2,893,766     $   3,716,310
Sep-2001                      $   3,102,187        $   2,960,361     $   2,426,712     $   3,136,194
Oct-2001                      $   3,529,048        $   3,133,542     $   2,660,162     $   3,366,077
Nov-2001                      $   3,951,475        $   3,376,078     $   2,882,285     $   3,626,948
Dec-2001                      $   4,233,215        $   3,584,382     $   3,061,852     $   3,846,741
Jan-2002                      $   4,165,060        $   3,547,104     $   2,952,850     $   3,730,570
Feb-2002                      $   3,688,161        $   3,449,914     $   2,761,800     $   3,504,870
Mar-2002                      $   3,947,070        $   3,727,287     $   3,001,801     $   3,791,568
Apr-2002                      $   3,674,722        $   3,761,205     $   2,936,962     $   3,691,471
May-2002                      $   3,356,858        $   3,594,207     $   2,765,150     $   3,543,443
Jun-2002                      $   3,007,074        $   3,415,935     $   2,530,665     $   3,280,165
Jul-2002                      $   2,534,662        $   2,900,129     $   2,141,702     $   2,815,038
Aug-2002                      $   2,548,350        $   2,892,588     $   2,140,631     $   2,810,815
Sep-2002                      $   2,298,611        $   2,684,900     $   1,986,077     $   2,640,480
Oct-2002                      $   2,471,237        $   2,771,086     $   2,086,573     $   2,753,228
Nov-2002                      $   2,721,079        $   3,018,267     $   2,293,352     $   2,983,949
Dec-2002                      $   2,539,311        $   2,850,149     $   2,135,111     $   2,784,621
Jan-2003                      $   2,475,828        $   2,771,200     $   2,077,036     $   2,711,107
Feb-2003                      $   2,380,509        $   2,687,510     $   2,021,579     $   2,626,521
Mar-2003                      $   2,421,454        $   2,722,179     $   2,052,105     $   2,680,627
Apr-2003                      $   2,621,466        $   2,980,241     $   2,246,234     $   2,902,047
May-2003                      $   2,884,923        $   3,300,021     $   2,499,385     $   3,198,055
Jun-2003                      $   2,944,064        $   3,359,751     $   2,547,623     $   3,306,469
Jul-2003                      $   3,103,043        $   3,570,072     $   2,740,223     $   3,499,898
Aug-2003                      $   3,289,226        $   3,733,581     $   2,887,373     $   3,685,393
Sep-2003                      $   3,171,143        $   3,664,510     $   2,814,322     $   3,594,732
Oct-2003                      $   3,434,665        $   3,972,329     $   3,057,480     $   3,920,415
Nov-2003                      $   3,507,480        $   4,113,346     $   3,157,154     $   4,024,698
Dec-2003                      $   3,561,846        $   4,196,847     $   3,171,361     $   4,030,332
Jan-2004                      $   3,779,830        $   4,378,991     $   3,337,857     $   4,218,952
Feb-2004                      $   3,761,687        $   4,418,401     $   3,332,851     $   4,202,920
Mar-2004                      $   3,784,257        $   4,459,493     $   3,348,515     $   4,173,920
Apr-2004                      $   3,611,695        $   4,232,059     $   3,180,420     $   3,969,815
May-2004                      $   3,707,044        $   4,299,348     $   3,243,710     $   4,052,784
Jun-2004                      $   3,829,715        $   4,480,351     $   3,351,725     $   4,168,288

SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 11/14/97.

Returns for the Select Shares prior to 10/31/01 (offering date of the Select Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Select Shares.

Returns for the Class A Shares prior to 4/30/01 (offering date of the Class A Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Small Cap Growth Fund, Russell 2000 Index, Russell 2000 Growth Index and Lipper Small-Cap Growth Funds Index from November 14, 1997 to June 30, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN TRUST SMALL CAP EQUITY FUND

AS OF JUNE 30, 2004                                                  (Unaudited)

                                    FUND FACTS

                                    Fund Inception                      1/1/1997
                                    Fiscal Year End                  DECEMBER 31
                                    Net Assets as of 6/30/2004
                                    (In Millions)                         $361.5
                                                                   S&P SMALL CAP
                                    Primary Benchmark                  600 INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Trust Small Cap Equity Fund, which seeks capital growth over the long term, rose by 11.0% during the six months ended June 30, 2004. This compares with appreciation of 10.1% in the S&P Small Cap 600 Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM IN THIS WAY?

A: The Fund delivered strong absolute returns in the half-year, outperforming its S&P Small Cap 600 Index benchmark and its peer group, as represented by the Lipper Small Cap Core Index, which gained +7.8%. During the second half of the period, higher-quality stocks returned to favor, which helped the performance of the Fund against both the index and its peers.

   Relative to the benchmark, stock selection in the Consumer Cyclicals, Retail and Industrial Cyclicals sectors made the greatest contributions to performance. In Consumer Cyclicals, the leading contributors to performance included Toro Co., a maker of lawn-care equipment; Boyd Gaming Corp., an owner and operator of casinos; and Fossil, which makes branded designer accessories and watches. In Retail, there were strong contributions from home furnishings rental retailer, Aaron Rents, and women's apparel retailer, Charlotte Russe Holding. In Industrial Cyclicals, freight forwarder UTI Worldwide, trucker Landstar System, and electric motor and blower manufacturer Ametek, led performance.

   The weakest performances occurred in the Semiconductors, Media, and Energy sectors. In Semiconductors, stock prices were weak due to concern regarding a cyclical downtrend in the semiconductor cycle. Additionally, unfortunate timing in the purchase of Cirrus Logic and Standard Microsystems detracted from performance. In Media, advertising sales are failing to match expectations in spite of the improving economy, the presidential election and the Olympics. Sinclair Broadcast Group, the diversified television broadcaster, and Emmis Communications Corp., the radio and television broadcaster, performed poorly. Finally, in Energy, the Fund's oilfield service companies delivered positive returns, but still trailed their peers in the index.

Q: HOW WAS THE FUND MANAGED?

A: As the Federal Reserve starts to tighten monetary policy, we are altering our holdings in sympathy with the interest rate cycle. We are looking for attractive Software companies positioned to benefit from an increase in corporate technology spending, and for Financials with strong commercial lending businesses that will gain from an increase in lending. By contrast, we are reducing our holdings in Industrial Cyclicals, where we believe that robust earnings are already discounted by stock prices, and we are moving to underweight in areas dependent on consumer spending such as Retail and Consumer Cyclicals.

   Effective July 16, 2004, the Fund's portfolio management team has been run by Christopher Blum and Dennis Ruhl. The team uses a three-step investment process that combines research, valuation and stock selection. They take an in-depth look at company prospects over a relatively long period - often as much as five years rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. Additionally, the Fund will compare its performance to that of the Russell 2000 Index, as the advisor believes that it more accurately reflects the Fund's investment style.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                                 26.5%
Technology                                                20.6%
Industrial Products & Services                            19.1%
Health Services & Systems                                 11.2%
Finance & Insurance                                       10.4%
Energy                                                     6.9%
Pharmaceuticals                                            2.1%
Utilities                                                  1.5%
Short-Term Investments                                     1.2%
REITs                                                      0.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Toro Co.                                               1.6%
 2. Sierra Health Services                                 1.6%
 3. Southwestern Energy Co.                                1.5%
 4. Cooper Companies, Inc.                                 1.5%
 5. Ametek, Inc.                                           1.5%
 6. Landstar System, Inc.                                  1.5%
 7. Aaron Rents, Inc.                                      1.5%
 8. Boyd Gaming Corp.                                      1.4%
 9. St. Mary Land &  Exploration Co.                       1.4%
10. Jarden Corp.                                           1.4%

Top 10 equity holdings comprised 14.9% ($54,004 in thousands) of the Portfolio's market value of investments. As of June 30, 2004, the Fund held 113 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2004

                            1 YEAR       3 YEARS       5 YEARS       10 YEARS
                            -------------------------------------------------
SELECT SHARES                35.76%         7.77%         4.33%          8.38%

[CHART]

TEN-YEAR FUND PERFORMANCE (06/30/94 TO 06/30/04)

                         JPMORGAN TRUST        S&P SMALL        LIPPER SMALL-CAP
                           SMALL CAP            CAP 600            CORE FUNDS
                             EQUITY              INDEX               INDEX
Jun-1994                 $   1,000,000       $   1,000,000       $   1,000,000
Jul-1994                 $   1,002,000       $   1,012,400       $   1,014,400
Aug-1994                 $   1,043,984       $   1,081,344       $   1,061,164
Sep-1994                 $   1,045,759       $   1,075,721       $   1,063,074
Oct-1994                 $   1,060,713       $   1,064,964       $   1,068,602
Nov-1994                 $   1,017,966       $   1,024,283       $   1,041,566
Dec-1994                 $   1,029,164       $   1,049,173       $   1,050,628
Jan-1995                 $   1,043,160       $   1,034,274       $   1,061,449
Feb-1995                 $   1,069,865       $   1,076,887       $   1,103,695
Mar-1995                 $   1,078,638       $   1,098,640       $   1,127,093
Apr-1995                 $   1,086,404       $   1,123,139       $   1,146,029
May-1995                 $   1,104,221       $   1,140,660       $   1,159,896
Jun-1995                 $   1,154,574       $   1,203,283       $   1,206,059
Jul-1995                 $   1,200,988       $   1,295,334       $   1,272,754
Aug-1995                 $   1,223,927       $   1,323,442       $   1,315,137
Sep-1995                 $   1,252,077       $   1,357,190       $   1,337,626
Oct-1995                 $   1,207,127       $   1,290,145       $   1,290,274
Nov-1995                 $   1,245,031       $   1,336,590       $   1,328,853
Dec-1995                 $   1,233,452       $   1,358,644       $   1,373,503
Jan-1996                 $   1,233,206       $   1,361,633       $   1,383,529
Feb-1996                 $   1,259,350       $   1,406,158       $   1,432,506
Mar-1996                 $   1,306,072       $   1,436,250       $   1,468,319
Apr-1996                 $   1,365,628       $   1,518,691       $   1,569,633
May-1996                 $   1,378,056       $   1,572,604       $   1,640,423
Jun-1996                 $   1,361,243       $   1,510,958       $   1,565,948
Jul-1996                 $   1,302,029       $   1,407,004       $   1,438,793
Aug-1996                 $   1,360,360       $   1,493,957       $   1,512,172
Sep-1996                 $   1,405,660       $   1,559,542       $   1,575,683
Oct-1996                 $   1,376,001       $   1,548,781       $   1,546,218
Nov-1996                 $   1,432,692       $   1,629,163       $   1,602,036
Dec-1996                 $   1,429,110       $   1,648,224       $   1,630,392
Jan-1997                 $   1,405,387       $   1,675,585       $   1,666,750
Feb-1997                 $   1,403,138       $   1,639,560       $   1,623,081
Mar-1997                 $   1,349,539       $   1,552,171       $   1,541,278
Apr-1997                 $   1,358,446       $   1,571,107       $   1,541,740
May-1997                 $   1,494,154       $   1,755,713       $   1,706,089
Jun-1997                 $   1,581,861       $   1,833,315       $   1,802,484
Jul-1997                 $   1,664,751       $   1,948,631       $   1,910,993
Aug-1997                 $   1,662,254       $   1,997,736       $   1,957,812
Sep-1997                 $   1,735,725       $   2,129,786       $   2,104,648
Oct-1997                 $   1,683,653       $   2,037,780       $   2,020,883
Nov-1997                 $   1,646,950       $   2,022,904       $   1,995,016
Dec-1997                 $   1,681,700       $   2,063,767       $   1,992,821
Jan-1998                 $   1,647,057       $   2,023,523       $   1,963,726
Feb-1998                 $   1,772,893       $   2,207,866       $   2,110,417
Mar-1998                 $   1,862,424       $   2,292,207       $   2,209,817
Apr-1998                 $   1,859,444       $   2,305,731       $   2,231,032
May-1998                 $   1,788,599       $   2,183,757       $   2,115,241
Jun-1998                 $   1,774,827       $   2,190,090       $   2,107,626
Jul-1998                 $   1,702,946       $   2,022,548       $   1,955,666
Aug-1998                 $   1,449,548       $   1,632,197       $   1,577,636
Sep-1998                 $   1,492,309       $   1,732,250       $   1,644,054
Oct-1998                 $   1,540,213       $   1,812,627       $   1,711,461
Nov-1998                 $   1,639,556       $   1,914,678       $   1,806,960
Dec-1998                 $   1,739,241       $   2,037,025       $   1,920,437
Jan-1999                 $   1,727,241       $   2,011,359       $   1,906,034
Feb-1999                 $   1,595,970       $   1,830,135       $   1,750,311
Mar-1999                 $   1,570,754       $   1,853,744       $   1,758,187
Apr-1999                 $   1,694,215       $   1,976,277       $   1,876,865
May-1999                 $   1,757,579       $   2,024,300       $   1,915,716
Jun-1999                 $   1,808,724       $   2,139,483       $   2,026,445
Jul-1999                 $   1,775,987       $   2,120,655       $   2,015,299
Aug-1999                 $   1,654,331       $   2,027,347       $   1,941,338
Sep-1999                 $   1,556,064       $   2,035,861       $   1,939,785
Oct-1999                 $   1,475,616       $   2,030,772       $   1,956,661
Nov-1999                 $   1,565,038       $   2,115,658       $   2,082,865
Dec-1999                 $   1,677,408       $   2,289,565       $   2,307,607
Jan-2000                 $   1,595,886       $   2,218,589       $   2,263,300
Feb-2000                 $   1,741,590       $   2,515,658       $   2,582,426
Mar-2000                 $   1,769,455       $   2,422,578       $   2,545,755
Apr-2000                 $   1,795,289       $   2,381,152       $   2,404,211
May-2000                 $   1,716,476       $   2,310,670       $   2,302,032
Jun-2000                 $   1,857,399       $   2,447,231       $   2,505,072
Jul-2000                 $   1,797,219       $   2,387,029       $   2,427,164
Aug-2000                 $   1,984,669       $   2,598,520       $   2,643,424
Sep-2000                 $   1,924,534       $   2,527,840       $   2,575,488
Oct-2000                 $   1,920,492       $   2,543,765       $   2,497,966
Nov-2000                 $   1,712,311       $   2,278,959       $   2,249,169
Dec-2000                 $   1,874,295       $   2,559,727       $   2,467,563
Jan-2001                 $   1,815,068       $   2,669,539       $   2,555,408
Feb-2001                 $   1,690,010       $   2,506,697       $   2,393,140
Mar-2001                 $   1,618,522       $   2,391,640       $   2,279,944
Apr-2001                 $   1,741,530       $   2,573,883       $   2,461,656
May-2001                 $   1,765,911       $   2,623,044       $   2,551,260
Jun-2001                 $   1,786,043       $   2,719,048       $   2,630,094
Jul-2001                 $   1,796,580       $   2,673,640       $   2,569,076
Aug-2001                 $   1,745,198       $   2,612,681       $   2,497,142
Sep-2001                 $   1,562,650       $   2,259,446       $   2,170,016
Oct-2001                 $   1,623,281       $   2,379,875       $   2,298,915
Nov-2001                 $   1,702,984       $   2,553,843       $   2,469,724
Dec-2001                 $   1,792,391       $   2,726,739       $   2,643,099
Jan-2002                 $   1,811,032       $   2,750,461       $   2,611,911
Feb-2002                 $   1,794,189       $   2,703,153       $   2,542,173
Mar-2002                 $   1,879,054       $   2,916,702       $   2,737,411
Apr-2002                 $   1,913,253       $   2,999,245       $   2,750,825
May-2002                 $   1,872,501       $   2,875,076       $   2,648,219
Jun-2002                 $   1,763,334       $   2,726,435       $   2,499,919
Jul-2002                 $   1,554,203       $   2,341,462       $   2,160,180
Aug-2002                 $   1,567,103       $   2,363,706       $   2,171,629
Sep-2002                 $   1,479,815       $   2,219,047       $   2,017,877
Oct-2002                 $   1,498,165       $   2,290,057       $   2,089,512
Nov-2002                 $   1,541,911       $   2,409,140       $   2,243,718
Dec-2002                 $   1,488,715       $   2,327,952       $   2,134,673
Jan-2003                 $   1,438,694       $   2,247,870       $   2,072,341
Feb-2003                 $   1,421,718       $   2,175,938       $   2,007,684
Mar-2003                 $   1,420,154       $   2,193,128       $   2,024,548
Apr-2003                 $   1,520,559       $   2,370,991       $   2,193,193
May-2003                 $   1,617,418       $   2,562,093       $   2,385,756
Jun-2003                 $   1,646,208       $   2,628,707       $   2,440,628
Jul-2003                 $   1,719,958       $   2,765,400       $   2,565,832
Aug-2003                 $   1,813,352       $   2,900,075       $   2,676,933
Sep-2003                 $   1,758,408       $   2,814,813       $   2,618,843
Oct-2003                 $   1,915,609       $   3,058,857       $   2,824,684
Nov-2003                 $   1,974,035       $   3,174,482       $   2,926,373
Dec-2003                 $   2,012,726       $   3,230,670       $   3,007,726
Jan-2004                 $   2,036,275       $   3,323,714       $   3,103,071
Feb-2004                 $   2,078,426       $   3,387,529       $   3,157,065
Mar-2004                 $   2,123,736       $   3,431,906       $   3,191,161
Apr-2004                 $   2,095,278       $   3,317,966       $   3,081,385
May-2004                 $   2,105,335       $   3,368,731       $   3,108,193
Jun-2004                 $   2,235,144       $   3,555,359       $   3,240,913

SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Shares) are calculated using the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Trust Small Cap Equity Fund, S&P Small Cap 600 Index and Lipper Small-Cap Core Funds Index from June 30, 1994 to June 30, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains.

The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P Small Cap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity and industry group representation. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investor's cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. SMALL COMPANY FUND

AS OF JUNE 30, 2004                                                  (UNAUDITED)

                                  FUND FACTS

                                  Fund Inception                       11/4/1993
                                  Fiscal Year End                    DECEMBER 31
                                  Net Assets as of 6/30/2004
                                  (In Millions)                           $229.0
                                  Primary Benchmark           RUSSELL 2000 INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan U.S. Small Company Fund, which seeks to provide high total return from a portfolio of small company stocks, returned 1.5% (Institutional Shares) during the six months ended June 30, 2004. This compares to a return of 6.7% from the Russell 2000 Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund's relative underperformance during the first half of 2004 occurred mainly in January, as a result of the strong performance among more speculative names. In addition, poor stock selection negatively impacted relative performance during the period under review. The Fund's overweight position in Consumer Cyclicals was the largest detractor from performance. In addition, holdings within the Software & Services sectors also underperformed their benchmark. The biggest detractor to the Fund was biotechnology company Adolor Corp. The company's main product, Entereg, has experienced mixed results across three separate studies. The weakness in the stock price has been impacted by the increased uncertainty over an upcoming FDA review which is expected in the fourth quarter. Maxtor, a hard disk drive manufacturer, was another detractor to the Fund. The company came under pressure as its peer group was hurt by high levels of inventories and weak pricing.

   The largest stock contributor to the portfolio was Encore Wire Corp., a leading manufacturer of copper electrical wire. Sold out supply and higher copper prices resulted in manufacturing efficiencies and record prices for finished goods.

Q: HOW WAS THE FUND MANAGED?

A: During the period under review, portfolio management of the Fund was changed.
   The portfolio managers strive to add value through stock selection rather than market timing or sector bets. Holdings in the Fund have increased to over 650 names. To control risk, securities and sectors are weighted to +/- 1% relative to the Russell 2000 Index. In addition, the strategy's targeted tracking error relative to the benchmark is approximately 3%.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                                             20.9%
Technology                                                            18.4%
Industrial Products & Services                                        16.8%
Finance & Insurance                                                   12.8%
REITs                                                                  6.9%
Health Services & Systems                                              6.8%
Pharmaceuticals                                                        5.9%
Energy                                                                 5.3%
Telecommunications                                                     2.5%
Utilities                                                              2.0%
Short-Term Investments                                                 1.5%
Investment Company                                                     0.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Houston Exploration Co.                                            1.0%
 2. Applied Industrial Technologies, Inc.                              0.8%
 3. Delphi Financial Group, Inc., Class A                              0.8%
 4. CarrAmerica Realty Corp.                                           0.8%
 5. Aaron Rents, Inc.                                                  0.8%
 6. R & G Financial Corp. (Puerto Rico), Class B                       0.8%
 7. Commercial Metals Co.                                              0.7%
 8. Universal Forest Products, Inc.                                    0.7%
 9. Southwestern Energy Co.                                            0.7%
10. Landry's Restaurants, Inc. 0.7%

Top 10 equity holdings comprised 7.8% ($17,838 in thousands) of the Portfolio's market value of investments. As of June 30, 2004, the Fund held 691 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2004

                        1 YEAR     3 YEARS    5 YEARS    10 YEARS
                        -----------------------------------------
INSTITUTIONAL SHARES     26.17%      1.64%      4.86%     10.02%
SELECT SHARES            25.94%      1.47%      4.67%      9.87%

[CHART]

TEN YEAR PERFORMANCE (06/30/94 TO 06/30/04)

                       JPMORGAN U.S. SMALL
                         COMPANY FUND                             LIPPER SMALL-CAP
                     (INSTITUTIONAL SHARES) RUSSELL 2000 INDEX    CORE FUNDS INDEX
Jun-1994               $        3,000,000   $        3,000,000   $        3,000,000
Jul-1994               $        3,061,500   $        3,049,200   $        3,043,200
Aug-1994               $        3,207,840   $        3,219,040   $        3,183,492
Sep-1994               $        3,179,931   $        3,208,096   $        3,189,222
Oct-1994               $        3,201,873   $        3,195,263   $        3,205,806
Nov-1994               $        3,061,631   $        3,066,175   $        3,124,699
Dec-1994               $        3,127,150   $        3,148,348   $        3,151,884
Jan-1995               $        3,120,896   $        3,108,679   $        3,184,348
Feb-1995               $        3,268,202   $        3,238,000   $        3,311,085
Mar-1995               $        3,371,477   $        3,293,370   $        3,381,280
Apr-1995               $        3,453,067   $        3,366,483   $        3,438,086
May-1995               $        3,496,921   $        3,424,386   $        3,479,687
Jun-1995               $        3,678,761   $        3,602,112   $        3,618,178
Jul-1995               $        3,866,745   $        3,809,593   $        3,818,263
Aug-1995               $        3,945,240   $        3,888,452   $        3,945,412
Sep-1995               $        4,012,704   $        3,958,055   $        4,012,878
Oct-1995               $        3,880,686   $        3,781,130   $        3,870,822
Nov-1995               $        4,041,734   $        3,939,938   $        3,986,560
Dec-1995               $        4,124,186   $        4,043,952   $        4,120,508
Jan-1996               $        4,151,405   $        4,039,504   $        4,150,588
Feb-1996               $        4,300,856   $        4,165,536   $        4,297,519
Mar-1996               $        4,361,928   $        4,250,513   $        4,404,957
Apr-1996               $        4,586,131   $        4,477,916   $        4,708,899
May-1996               $        4,742,060   $        4,654,345   $        4,921,270
Jun-1996               $        4,548,584   $        4,463,052   $        4,697,844
Jul-1996               $        4,232,912   $        4,073,427   $        4,316,379
Aug-1996               $        4,455,986   $        4,310,094   $        4,536,515
Sep-1996               $        4,635,563   $        4,478,618   $        4,727,048
Oct-1996               $        4,660,595   $        4,409,648   $        4,638,653
Nov-1996               $        4,833,037   $        4,591,325   $        4,806,108
Dec-1996               $        4,983,344   $        4,711,618   $        4,891,176
Jan-1997               $        5,089,988   $        4,805,850   $        5,000,249
Feb-1997               $        4,979,535   $        4,689,068   $        4,869,243
Mar-1997               $        4,736,534   $        4,467,744   $        4,623,833
Apr-1997               $        4,707,167   $        4,480,254   $        4,625,220
May-1997               $        5,189,652   $        4,978,906   $        5,118,268
Jun-1997               $        5,432,527   $        5,192,501   $        5,407,451
Jul-1997               $        5,782,382   $        5,433,952   $        5,732,979
Aug-1997               $        5,898,030   $        5,558,390   $        5,873,437
Sep-1997               $        6,266,067   $        5,965,264   $        6,313,945
Oct-1997               $        6,002,892   $        5,703,389   $        6,062,650
Nov-1997               $        6,029,905   $        5,666,317   $        5,985,048
Dec-1997               $        6,114,324   $        5,765,477   $        5,978,464
Jan-1998               $        5,933,951   $        5,674,383   $        5,891,179
Feb-1998               $        6,491,149   $        6,093,720   $        6,331,250
Mar-1998               $        6,830,636   $        6,344,781   $        6,629,452
Apr-1998               $        6,775,991   $        6,379,677   $        6,693,095
May-1998               $        6,411,443   $        6,035,813   $        6,345,723
Jun-1998               $        6,369,769   $        6,048,488   $        6,322,878
Jul-1998               $        5,816,873   $        5,558,560   $        5,866,999
Aug-1998               $        4,674,439   $        4,479,088   $        4,732,908
Sep-1998               $        4,993,703   $        4,829,800   $        4,932,163
Oct-1998               $        5,145,012   $        5,026,856   $        5,134,382
Nov-1998               $        5,397,118   $        5,290,264   $        5,420,881
Dec-1998               $        5,791,647   $        5,617,731   $        5,761,312
Jan-1999               $        5,800,914   $        5,692,447   $        5,718,102
Feb-1999               $        5,299,715   $        5,231,358   $        5,250,933
Mar-1999               $        5,509,584   $        5,312,968   $        5,274,562
Apr-1999               $        5,805,448   $        5,789,010   $        5,630,595
May-1999               $        5,719,528   $        5,873,529   $        5,747,149
Jun-1999               $        6,149,064   $        6,139,013   $        6,079,334
Jul-1999               $        6,120,163   $        5,970,804   $        6,045,897
Aug-1999               $        6,029,585   $        5,749,884   $        5,824,013
Sep-1999               $        6,201,428   $        5,751,034   $        5,819,354
Oct-1999               $        6,483,593   $        5,774,038   $        5,869,982
Nov-1999               $        7,305,713   $        6,118,748   $        6,248,596
Dec-1999               $        8,357,005   $        6,811,390   $        6,922,820
Jan-2000               $        8,314,384   $        6,701,727   $        6,789,901
Feb-2000               $        9,948,992   $        7,808,182   $        7,747,277
Mar-2000               $        9,050,598   $        7,293,623   $        7,637,266
Apr-2000               $        7,759,983   $        6,854,547   $        7,212,634
May-2000               $        7,219,888   $        6,454,927   $        6,906,097
Jun-2000               $        8,404,672   $        7,017,796   $        7,515,215
Jul-2000               $        7,979,395   $        6,791,823   $        7,281,492
Aug-2000               $        8,893,036   $        7,310,039   $        7,930,273
Sep-2000               $        8,649,367   $        7,095,124   $        7,726,465
Oct-2000               $        8,027,477   $        6,778,682   $        7,493,898
Nov-2000               $        6,797,668   $        6,083,189   $        6,747,506
Dec-2000               $        7,556,288   $        6,605,735   $        7,402,689
Jan-2001               $        7,659,809   $        6,949,894   $        7,666,224
Feb-2001               $        6,862,423   $        6,493,981   $        7,179,419
Mar-2001               $        6,364,897   $        6,176,425   $        6,839,833
Apr-2001               $        7,014,753   $        6,659,421   $        7,384,967
May-2001               $        7,287,627   $        6,823,243   $        7,653,780
Jun-2001               $        7,424,634   $        7,058,645   $        7,890,282
Jul-2001               $        7,019,992   $        6,676,772   $        7,707,227
Aug-2001               $        6,702,688   $        6,461,113   $        7,491,425
Sep-2001               $        5,746,214   $        5,591,447   $        6,510,048
Oct-2001               $        6,057,659   $        5,918,547   $        6,896,745
Nov-2001               $        6,478,667   $        6,376,642   $        7,409,173
Dec-2001               $        6,886,823   $        6,770,081   $        7,929,297
Jan-2002               $        6,744,265   $        6,699,672   $        7,835,732
Feb-2002               $        6,618,148   $        6,516,101   $        7,626,518
Mar-2002               $        7,127,745   $        7,039,996   $        8,212,234
Apr-2002               $        7,067,159   $        7,104,060   $        8,252,474
May-2002               $        6,771,045   $        6,788,639   $        7,944,657
Jun-2002               $        6,425,722   $        6,451,923   $        7,499,756
Jul-2002               $        5,531,904   $        5,477,682   $        6,480,539
Aug-2002               $        5,586,670   $        5,463,440   $        6,514,886
Sep-2002               $        5,246,442   $        5,071,165   $        6,053,632
Oct-2002               $        5,328,811   $        5,233,950   $        6,268,536
Nov-2002               $        5,679,979   $        5,700,818   $        6,731,154
Dec-2002               $        5,484,020   $        5,383,283   $        6,404,020
Jan-2003               $        5,241,626   $        5,234,166   $        6,217,023
Feb-2003               $        4,998,939   $        5,076,094   $        6,023,051
Mar-2003               $        5,020,934   $        5,141,575   $        6,073,645
Apr-2003               $        5,456,249   $        5,628,997   $        6,579,580
May-2003               $        6,029,701   $        6,232,988   $        7,157,267
Jun-2003               $        6,178,635   $        6,345,805   $        7,321,884
Jul-2003               $        6,459,763   $        6,743,053   $        7,697,497
Aug-2003               $        6,784,689   $        7,051,885   $        8,030,798
Sep-2003               $        6,592,004   $        6,921,425   $        7,856,530
Oct-2003               $        7,280,868   $        7,502,824   $        8,474,053
Nov-2003               $        7,457,065   $        7,769,175   $        8,779,119
Dec-2003               $        7,679,286   $        7,926,889   $        9,023,178
Jan-2004               $        7,767,597   $        8,270,916   $        9,309,213
Feb-2004               $        7,889,549   $        8,345,354   $        9,471,194
Mar-2004               $        7,966,866   $        8,422,966   $        9,573,482
Apr-2004               $        7,568,523   $        7,993,395   $        9,244,155
May-2004               $        7,579,876   $        8,120,490   $        9,324,579
Jun-2004               $        7,797,025   $        8,462,362   $        9,722,738

SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 11/4/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the

J.P. Morgan Institutional U.S. Small Company Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Small Company Fund, which are similar to the expenses of the Select Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan U.S. Small Company Fund, Russell 2000 Index, and Lipper Small-Cap Core Funds Index from June 30, 1994 to June 30, 2004.

The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

AS OF JUNE 30, 2004                                                  (Unaudited)

                                        FUND FACTS

                                        Fund Inception                6/16/1997
                                        Fiscal Year End             DECEMBER 31
                                        Net Assets as of 6/30/2004
                                        (In Millions)                      $7.8
                                        Primary Benchmark          RUSSELL 2000
                                                                   GROWTH INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan U.S. Small Company Opportunities Fund, which seeks to provide long term growth from a portfolio of small cap growth stocks, rose 6.9% in the six months through June 30, 2004. This compares with a gain of 5.7% for the Russell 2000 Growth Index, the Fund's benchmark.

Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A: The Fund performed well during the first half of 2004, outperforming its benchmark. After the year began with the markets more speculative names posting the highest gains, market leadership shifted to higher-quality names in February. This development helped the Fund's performance, as our overriding focus is on strong, durable businesses. The positive performance relative to the benchmark is attributable to stock selection rather than sector weightings, with the Fund's Technology and Financial names outperforming their peer group. The Fund's stock selection in Materials and Processing was the largest detractor from performance.

   Alliance Data Systems Corp. was the Fund's top contributor, as the company's share price increased 50% during the first half of 2004. The provider of private-label credit card and marketing services reported a stellar quarter with better than-expected revenue, margin and EPS growth. Another top contributor was specialty retailer Urban Outfitters Inc. The company posted a 150% gain in first-quarter earnings per share compared to the same period a year earlier as same-store sales were significantly ahead of target. One of the top contributors from the aforementioned technology sector was Verint Systems Inc., a leader in communications interception solutions and digital video security. The company's revenues from homeland security initiatives have somewhat cushioned the effect of the global slowdown in telecommunications and IT spending.

   Despite the Fund's positive return for the period, a number of individual holdings performed poorly. In particular, shares of Staktek Holdings declined after the company pre-announced a shortfall in second-quarter revenue. Staktek attributed the shortfall to a shortage of DRAMs (memory chip devices), with license revenues from Samsung making up the bulk of that business. We continue to have a positive view on the stock, as the company is the leading solution provider in the high-growth, high-density memory stacking market for servers, routers and other high-end platforms, and we added modestly to the position.

Q: HOW WAS THE FUND MANAGED?

A: The portfolio managers utilize a "bottom up" approach to construct the Fund's portfolio, basing their stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                                             26.1%
Technology                                                            25.5%
Health Services & Systems                                             11.8%
Pharmaceuticals                                                       10.3%
Finance & Insurance                                                    7.7%
Industrial Products & Services                                         6.2%
Telecommunications                                                     6.0%
Energy                                                                 4.4%
REITs                                                                  1.2%
Short-Term Investments                                                 0.8%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Life Time Fitness, Inc.                                            1.8%
 2. Aeroflex, Inc.                                                     1.6%
 3. Alliance Data Systems Corp.                                        1.5%
 4. Nextel Partners, Inc., Class A                                     1.5%
 5. Cooper Companies, Inc.                                             1.4%
 6. Wright Medical Group, Inc.                                         1.4%
 7. Electronics for Imaging, Inc.                                      1.4%
 8. Verint Systems, Inc.                                               1.4%
 9. Gray Television, Inc.                                              1.4%
10. Covance, Inc.                                                      1.3%

Top 10 equity holdings comprised 14.7% ($1,161 in thousands) of the Portfolio's market value of investments. As of June 30, 2004, the Fund held 107 equity holdings. Portfolio holdings are subject to change at any time.

                                                         SINCE
                                                     INCEPTION
                  1 YEAR     3 YEARS      5 YEARS    (6/16/97)
                ----------------------------------------------
SELECT SHARES      26.51%      (7.63%)      (4.71%)       1.26%

[CHART]

LIFE OF FUND PERFORMANCE (06/16/97 TO 06/30/04)

                         JPMORGAN U.S.
                         SMALL COMPANY         RUSSELL 2000       LIPPER SMALL-CAP
                       OPPORTUNITIES FUND      GROWTH INDEX      GROWTH FUNDS INDEX
Jun-1997               $        1,000,000   $        1,000,000   $        1,000,000
Jun-1997               $        1,028,000   $        1,000,000   $        1,000,000
Jul-1997               $        1,092,970   $        1,051,200   $        1,060,200
Aug-1997               $        1,114,938   $        1,082,736   $        1,077,057
Sep-1997               $        1,222,976   $        1,169,138   $        1,167,745
Oct-1997               $        1,151,921   $        1,098,873   $        1,108,074
Nov-1997               $        1,136,946   $        1,072,720   $        1,083,031
Dec-1997               $        1,183,902   $        1,073,364   $        1,068,627
Jan-1998               $        1,182,955   $        1,059,088   $        1,052,811
Feb-1998               $        1,288,947   $        1,152,605   $        1,137,878
Mar-1998               $        1,363,964   $        1,200,899   $        1,189,310
Apr-1998               $        1,360,963   $        1,208,225   $        1,197,992
May-1998               $        1,256,986   $        1,120,508   $        1,113,175
Jun-1998               $        1,268,047   $        1,131,937   $        1,145,791
Jul-1998               $        1,186,005   $        1,037,420   $        1,059,627
Aug-1998               $          905,040   $          797,984   $          828,205
Sep-1998               $        1,012,016   $          878,899   $          872,513
Oct-1998               $        1,045,008   $          924,778   $          906,890
Nov-1998               $        1,131,012   $          996,540   $          980,621
Dec-1998               $        1,245,696   $        1,086,727   $        1,078,879
Jan-1999               $        1,303,248   $        1,135,630   $        1,104,988
Feb-1999               $        1,189,213   $        1,031,720   $          998,688
Mar-1999               $        1,229,290   $        1,068,449   $        1,043,829
Apr-1999               $        1,274,528   $        1,162,793   $        1,084,538
May-1999               $        1,250,949   $        1,164,654   $        1,090,503
Jun-1999               $        1,389,679   $        1,226,031   $        1,192,574
Jul-1999               $        1,384,537   $        1,188,147   $        1,188,400
Aug-1999               $        1,361,969   $        1,143,710   $        1,171,762
Sep-1999               $        1,412,362   $        1,165,784   $        1,214,297
Oct-1999               $        1,485,381   $        1,195,628   $        1,285,091
Nov-1999               $        1,688,879   $        1,322,005   $        1,447,269
Dec-1999               $        2,013,650   $        1,555,075   $        1,739,039
Jan-2000               $        2,083,524   $        1,540,613   $        1,720,953
Feb-2000               $        2,616,906   $        1,899,113   $        2,225,192
Mar-2000               $        2,220,183   $        1,699,517   $        2,050,514
Apr-2000               $        1,849,190   $        1,527,865   $        1,797,071
May-2000               $        1,634,314   $        1,394,024   $        1,650,070
Jun-2000               $        2,042,403   $        1,574,132   $        1,940,648
Jul-2000               $        1,863,488   $        1,439,229   $        1,814,312
Aug-2000               $        2,193,512   $        1,590,636   $        2,009,350
Sep-2000               $        2,084,494   $        1,511,582   $        1,909,887
Oct-2000               $        1,851,239   $        1,388,841   $        1,766,646
Nov-2000               $        1,401,018   $        1,136,628   $        1,465,786
Dec-2000               $        1,577,967   $        1,206,189   $        1,595,362
Jan-2001               $        1,607,475   $        1,303,770   $        1,644,020
Feb-2001               $        1,341,277   $        1,125,023   $        1,433,585
Mar-2001               $        1,155,510   $        1,022,758   $        1,294,384
Apr-2001               $        1,349,173   $        1,147,944   $        1,434,178
May-2001               $        1,380,879   $        1,174,576   $        1,473,044
Jun-2001               $        1,385,436   $        1,206,642   $        1,510,165
Jul-2001               $        1,261,994   $        1,103,716   $        1,426,049
Aug-2001               $        1,179,333   $        1,034,733   $        1,341,627
Sep-2001               $          940,282   $          867,727   $        1,132,199
Oct-2001               $        1,021,805   $          951,203   $        1,215,189
Nov-2001               $        1,123,781   $        1,030,628   $        1,309,366
Dec-2001               $        1,187,274   $        1,094,836   $        1,388,713
Jan-2002               $        1,119,244   $        1,055,860   $        1,346,774
Feb-2002               $        1,040,001   $          987,546   $        1,265,294
Mar-2002               $        1,138,593   $        1,073,364   $        1,368,796
Apr-2002               $        1,085,307   $        1,050,179   $        1,332,659
May-2002               $        1,011,723   $          988,744   $        1,279,220
Jun-2002               $          933,517   $          904,898   $        1,184,174
Jul-2002               $          796,477   $          765,815   $        1,016,258
Aug-2002               $          808,902   $          765,433   $        1,014,733
Sep-2002               $          761,338   $          710,168   $          953,241
Oct-2002               $          780,600   $          746,103   $          993,944
Nov-2002               $          836,101   $          820,042   $        1,077,237
Dec-2002               $          797,557   $          763,459   $        1,005,277
Jan-2003               $          752,255   $          742,693   $          978,738
Feb-2003               $          703,509   $          722,863   $          948,201
Mar-2003               $          722,785   $          733,778   $          967,734
Apr-2003               $          768,104   $          803,193   $        1,047,669
May-2003               $          850,829   $          893,713   $        1,154,531
Jun-2003               $          863,251   $          910,962   $        1,193,670
Jul-2003               $          888,199   $          979,831   $        1,263,499
Aug-2003               $          931,277   $        1,032,448   $        1,330,465
Sep-2003               $          898,403   $        1,006,327   $        1,297,736
Oct-2003               $          975,485   $        1,093,273   $        1,415,310
Nov-2003               $        1,003,775   $        1,128,914   $        1,452,958
Dec-2003               $        1,021,943   $        1,133,994   $        1,454,992
Jan-2004               $        1,083,157   $        1,193,529   $        1,523,085
Feb-2004               $        1,077,525   $        1,191,738   $        1,517,298
Mar-2004               $        1,083,236   $        1,197,340   $        1,506,828
Apr-2004               $        1,032,215   $        1,137,233   $        1,433,144
May-2004               $        1,059,363   $        1,159,864   $        1,463,097
Jun-2004               $        1,091,905   $        1,198,488   $        1,504,795

SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 6/16/97.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Small Company Opportunities Fund, which are similar to the expenses of the Select Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan U.S. Small Company Opportunities Fund, Russell 2000 Growth Index, and Lipper Small-Cap Growth Funds Index from June 16, 1997 to June 30, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN DYNAMIC SMALL CAP FUND

PORTFOLIO OF INVESTMENTS            AS OF JUNE 30, 2004              (UNAUDITED)
(Amounts in thousands)

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.1%

            COMMON STOCKS -- 98.1%

            AEROSPACE -- 1.2%
       42   Engineered Support Systems, Inc. (l)                                     $      2,456
            -------------------------------------------------------------------------------------

            AIRLINES -- 0.5%
       69   Airtran Holdings, Inc.* (l)                                                       981
            -------------------------------------------------------------------------------------

            AUTOMOTIVE -- 2.5%
      110   Wabash National Corp.*                                                          3,017
       58   Winnebago Industries, Inc. (l)                                                  2,155
            -------------------------------------------------------------------------------------
                                                                                            5,172
            -------------------------------------------------------------------------------------

            BANKING -- 6.1%
       52   CVB Financial Corp. (l)                                                         1,128
      112   East-West Bancorp, Inc. (l)                                                     3,450
       77   PrivateBancorp, Inc. (l)                                                        2,120
       46   Southwest Bancorp of Texas, Inc. (l)                                            2,043
       41   Texas Regional Bancshares, Inc., Class A                                        1,876
       55   UCBH Holdings, Inc. (l)                                                         2,158
            -------------------------------------------------------------------------------------
                                                                                           12,775
            -------------------------------------------------------------------------------------

            BIOTECHNOLOGY -- 0.5%
       32   Integra LifeSciences Holdings Corp.* (l)                                        1,143
            -------------------------------------------------------------------------------------

            BUSINESS SERVICES -- 2.5%
      117   Administaff, Inc.* (l)                                                          1,946
       70   Heidrick & Struggles International, Inc.*                                       2,089
       77   Learning Tree International, Inc.* (l)                                          1,114
            -------------------------------------------------------------------------------------
                                                                                            5,149
            -------------------------------------------------------------------------------------

            COMPUTER NETWORKS -- 0.9%
       53   Avocent Corp.*                                                                  1,934
            -------------------------------------------------------------------------------------

            COMPUTER SOFTWARE -- 12.6%
       82   Ansys, Inc.* (l)                                                                3,851
       41   Cerner Corp.* (l)                                                               1,823
       42   DSP Group, Inc.*                                                                1,139
       48   Global Payments, Inc.                                                           2,152
       26   Kronos, Inc.* (l)                                                               1,055
       53   Manhattan Associates, Inc.* (l)                                                 1,641
      166   MAPICS, Inc.* (l)                                                               1,752
      127   MRO Software, Inc.*                                                             1,723
       46   National Instruments Corp. (l)                                                  1,421
       77   Progress Software Corp.*                                                        1,677
      155   RSA Security, Inc.*                                                      $      3,176
       73   Serena Software, Inc.* (l)                                                      1,390
       52   THQ, Inc.* (l)                                                                  1,179
      110   Transaction Systems Architects, Inc.,
            Class A*                                                                        2,360
            -------------------------------------------------------------------------------------
                                                                                           26,339
            -------------------------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 3.1%
       81   Mercury Computer Systems, Inc.* (l)                                             2,006
      224   Sykes Enterprises, Inc.*                                                        1,695
       33   Zebra Technologies Corp., Class A*                                              2,880
            -------------------------------------------------------------------------------------
                                                                                            6,581
            -------------------------------------------------------------------------------------

            CONSTRUCTION -- 0.5%
        2   NVR, Inc.* (l)                                                                  1,114
            -------------------------------------------------------------------------------------

            CONSTRUCTION MATERIALS -- 0.5%
       32   NCI Building Systems, Inc.*                                                     1,042
            -------------------------------------------------------------------------------------

            CONSUMER PRODUCTS -- 1.0%
       33   The Scotts Co., Class A*                                                        2,089
            -------------------------------------------------------------------------------------

            CONSUMER SERVICES -- 2.3%
       45   Arbitron, Inc.* (l)                                                             1,651
       71   Regis Corp.                                                                     3,175
            -------------------------------------------------------------------------------------
                                                                                            4,826
            -------------------------------------------------------------------------------------

            ELECTRONICS/ELECTRICAL EQUIPMENT -- 5.2%
       39   Dionex Corp.* (l)                                                               2,152
       48   FEI Co.* (l)                                                                    1,150
       19   II-VI, Inc.                                                                       592
      155   Integrated Electrical Services, Inc.*                                           1,251
       86   ROFIN-SINAR Technologies, Inc.*                                                 2,176
       40   Varian, Inc.*                                                                   1,686
      133   X-Rite, Inc. (l)                                                                1,935
            -------------------------------------------------------------------------------------
                                                                                           10,942
            -------------------------------------------------------------------------------------

            ENTERTAINMENT/LEISURE -- 2.9%
       79   Alliance Gaming Corp.* (l)                                                      1,349
       85   Macrovision Corp.*                                                              2,123
       79   Penn National Gaming, Inc.*                                                     2,622
            -------------------------------------------------------------------------------------
                                                                                            6,094
            -------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            ENVIRONMENTAL SERVICES -- 1.5%
       35   Stericycle, Inc.*                                                        $      1,806
       45   Waste Connections, Inc.*                                                        1,346
            -------------------------------------------------------------------------------------
                                                                                            3,152
            -------------------------------------------------------------------------------------

            FOOD/BEVERAGE PRODUCTS -- 1.0%
       70   United Natural Foods, Inc.*                                                     2,018
            -------------------------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES -- 14.6%
       64   Advanced Neuromodulation
            Systems, Inc.* (l)                                                              2,086
      104   Arthrocare Corp.* (l)                                                           3,024
       40   ICU Medical, Inc.* (l)                                                          1,324
       35   Idexx Laboratories, Inc.* (l)                                                   2,171
      102   Immucor, Inc.*                                                                  3,314
       56   Intuitive Surgical, Inc.* (l)                                                   1,066
       67   Mentor Corp.                                                                    2,304
      110   Merit Medical Systems, Inc.*                                                    1,760
       79   Odyssey Healthcare, Inc.* (l)                                                   1,487
       18   Pediatrix Medical Group, Inc.*                                                  1,261
       88   Possis Medical, Inc.* (l)                                                       3,002
       30   Respironics, Inc.*                                                              1,780
       52   Select Medical Corp.                                                              692
       26   TECHNE Corp.* (l)                                                               1,123
       60   VCA Antech, Inc.*                                                               2,685
       40   Wright Medical Group, Inc.*                                                     1,424
            -------------------------------------------------------------------------------------
                                                                                           30,503
            -------------------------------------------------------------------------------------

            HOTELS/OTHER LODGING -- 1.5%
       20   Choice Hotels International, Inc.                                               1,023
      121   Orient-Express Hotels LTD (Bermuda),
            Class A                                                                         2,055
            -------------------------------------------------------------------------------------
                                                                                            3,078
            -------------------------------------------------------------------------------------

            INSURANCE -- 0.9%
       56   ProAssurance Corp.* (l)                                                         1,893
            -------------------------------------------------------------------------------------

            INTERNET SERVICES/SOFTWARE -- 0.4%
       42   Digital Insight Corp.*                                                            873
            -------------------------------------------------------------------------------------

            MACHINERY & ENGINEERING EQUIPMENT -- 2.1%
       20   Cascade Corp.                                                            $        627
       82   Graco, Inc.                                                                     2,543
       50   Lindsay Manufacturing Co. (l)                                                   1,201
            -------------------------------------------------------------------------------------
                                                                                            4,371
            -------------------------------------------------------------------------------------

            MANUFACTURING -- 0.6%
       19   Gardner Denver, Inc.*                                                             516
       28   Wilson Greatbatch
            Technologies, Inc.* (l)                                                           791
            -------------------------------------------------------------------------------------
                                                                                        1,307
            -------------------------------------------------------------------------------------

            MULTI-MEDIA -- 0.7%
       93   Radio One, Inc., Class D* (l)                                                   1,481
            -------------------------------------------------------------------------------------

            OIL & GAS -- 6.7%
       96   Core Laboratories N.V.
            (The Netherlands)*                                                              2,217
       68   Key Energy Services, Inc.* (l)                                                    637
       58   Oceaneering International, Inc.* (l)                                            1,973
       46   Patina Oil & Gas Corp.                                                          1,362
       44   Penn Virginia Corp.                                                             1,589
       64   Spinnaker Exploration Co.*                                                      2,509
       69   Unit Corp.*                                                                     2,167
       81   W-H Energy Services, Inc.* (l)                                                  1,593
            -------------------------------------------------------------------------------------
                                                                                           14,047
            -------------------------------------------------------------------------------------

            PHARMACEUTICALS -- 4.9%
       38   Cephalon, Inc.* (l)                                                             2,068
        7   Eyetech Pharmaceuticals, Inc.*                                                    292
       61   Medicines Co.* (l)                                                              1,867
       49   Medicis Pharmaceutical Corp., Class A                                           1,938
       61   MGI Pharma, Inc.*                                                               1,653
       82   NBTY, Inc.*                                                                     2,410
            -------------------------------------------------------------------------------------
                                                                                           10,228
            -------------------------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES -- 2.4%
       23   P.F. Chang's China Bistro, Inc.* (l)                                              926
       50   Panera Bread Co., Class A* (l)                                                  1,798
       98   Sonic Corp.*                                                                    2,227
            -------------------------------------------------------------------------------------
                                                                                            4,951
            -------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            RETAILING -- 5.4%
       74   AC Moore Arts & Crafts, Inc.* (l)                                        $      2,025
       80   Aeropostale, Inc.*                                                              2,162
       74   Cache, Inc.*                                                                    1,003
        9   Gander Mountain Co.* (l)                                                          209
       45   Haverty Furniture Companies, Inc. (l)                                             787
       81   Hibbett Sporting Goods, Inc.* (l)                                               2,219
       66   Movado Group, Inc.                                                              1,132
       62   The J. Jill Group, Inc.*                                                        1,467
       23   Too, Inc.* (l)                                                                    377
            -------------------------------------------------------------------------------------
                                                                                           11,381
            -------------------------------------------------------------------------------------

            SEMI-CONDUCTORS -- 6.7%
       99   Advanced Energy Industries, Inc.*                                               1,555
       35   Cymer, Inc.*                                                                    1,307
      108   ESS Technology, Inc.* (l)                                                       1,156
       59   Genesis Microchip, Inc.* (l)                                                      812
       64   MKS Instruments, Inc.* (l)                                                      1,454
       89   Pixelworks, Inc.* (l)                                                           1,368
       40   Rudolph Technologies, Inc.* (l)                                                   719
       64   Semtech Corp.* (l)                                                              1,502
       98   Silicon Image, Inc.*                                                            1,291
       32   Silicon Laboratories, Inc.*                                                     1,479
       33   Varian Semiconductor Equipment
            Associates, Inc.*                                                               1,284
            -------------------------------------------------------------------------------------
                                                                                           13,927
            -------------------------------------------------------------------------------------

            STEEL -- 1.0%
       77   Steel Dynamics, Inc.* (l)                                                       2,196
            -------------------------------------------------------------------------------------

            TELECOMMUNICATIONS -- 1.0%
       85   Viasat, Inc.* (l)                                                               2,131
            -------------------------------------------------------------------------------------

            TELECOMMUNICATIONS EQUIPMENT -- 0.7%
       91   Audiovox Corp., Class A* (l)                                                    1,538
            -------------------------------------------------------------------------------------

            TOYS & GAMES -- 0.6%
       37   RC2 Corp.*                                                                      1,299
            -------------------------------------------------------------------------------------

            TRANSPORTATION -- 2.8%
       60   Forward Air Corp.*                                                              2,252
       80   Heartland Express, Inc. (l)                                                     2,188
       80   Pacer International, Inc.*                                                      1,487
            -------------------------------------------------------------------------------------
                                                                                            5,927
            -------------------------------------------------------------------------------------

            UTILITIES -- 0.3%
       23   American States Water Co. (l)                                            $        529
            -------------------------------------------------------------------------------------
            Total Common Stocks                                                           205,467
            (Cost $161,858)
            -------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 1.9%

            MONEY MARKET FUND -- 1.9%
    3,910   JPMorgan Prime Money Market Fund (a)                                            3,910
            (Cost $3,910)
            -------------------------------------------------------------------------------------
            TOTAL INVESTMENTS-- 100.0%                                               $    209,377
            (COST $165,768)
            -------------------------------------------------------------------------------------

SHARES      COLLATERAL INVESTMENTS                                                          VALUE
-------------------------------------------------------------------------------------------------
            MONEY MARKET FUND (c)
    3,027   AIM Short Term Investment Co.                                            $      3,027
            -------------------------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
-------------------------------------------------------------------------------------------------
            REPURCHASE AGREEMENT (c)
$  42,843   Credit Suisse First Boston LLC, 1.51%,
            due 07/01/04, dated 06/30/04,
            proceeds $42,845 secured by
            U.S. Government Agency Securities                                              42,843
            -------------------------------------------------------------------------------------
                                                                                     $     45,870
            -------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP EQUITY FUNDS

PORTFOLIO OF INVESTMENTS            AS OF JUNE 30, 2004              (UNAUDITED)
(Amounts in thousands)

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 97.2%

            COMMON STOCKS -- 97.2%

            AEROSPACE -- 1.1%
       25   Rockwell Collins, Inc.                                                   $        843
       45   United Defense Industries, Inc.*                                                1,568
            -------------------------------------------------------------------------------------
                                                                                            2,411
            -------------------------------------------------------------------------------------

            AGRICULTURAL PRODUCTION/SERVICES -- 0.2%
       13   Bunge LTD                                                                         502
            -------------------------------------------------------------------------------------

            AIRLINES -- 0.5%
       61   SkyWest, Inc.                                                                   1,063
            -------------------------------------------------------------------------------------

            APPAREL -- 2.5%
       36   Columbia Sportswear Co.*                                                        1,944
       31   Polo Ralph Lauren Corp.                                                         1,065
       48   VF Corp.                                                                        2,318
            -------------------------------------------------------------------------------------
                                                                                            5,327
            -------------------------------------------------------------------------------------

            AUTOMOTIVE -- 2.2%
       27   Autoliv, Inc. (Sweden)                                                          1,121
       17   BorgWarner, Inc.                                                                  735
       23   Genuine Parts Co.                                                                 893
       16   Oshkosh Truck Corp.                                                               900
       20   Polaris Industries, Inc. (l)                                                      943
            -------------------------------------------------------------------------------------
                                                                                            4,592
            -------------------------------------------------------------------------------------

            BANKING -- 4.9%
       29   BOK Financial Corp.*                                                            1,121
       15   Cullen/Frost Bankers, Inc.                                                        689
       22   M&T Bank Corp.                                                                  1,956
       57   North Fork Bancorporation, Inc.                                                 2,184
       11   TCF Financial Corp.                                                               610
       22   Webster Financial Corp.                                                         1,053
       75   Wilmington Trust Corp.                                                          2,776
            -------------------------------------------------------------------------------------
                                                                                           10,389
            -------------------------------------------------------------------------------------

            BIOTECHNOLOGY -- 2.1%
       26   Biogen Idec, Inc.*                                                              1,632
       22   Genzyme Corp.*                                                                  1,027
       25   Gilead Sciences, Inc.*                                                          1,659
            -------------------------------------------------------------------------------------
                                                                                            4,318
            -------------------------------------------------------------------------------------

            BROADCASTING/CABLE -- 0.4%
       29   Univision Communications, Inc., Class A*                                          918
            -------------------------------------------------------------------------------------

            BUSINESS SERVICES -- 2.5%
       29   Affiliated Computer Services, Inc.,
            Class A*                                                                 $      1,543
       29   Deluxe Corp.                                                                    1,244
       19   Equifax, Inc.                                                                     468
       37   IMS Health, Inc.                                                                  856
       62   Interactive Data Corp.*                                                         1,071
            -------------------------------------------------------------------------------------
                                                                                            5,182
            -------------------------------------------------------------------------------------

            CHEMICALS -- 1.5%
        3   Albemarle Corp.                                                                    82
       24   Sigma-Aldrich Corp.                                                             1,454
       37   The Sherwin-Williams Co.                                                        1,542
            -------------------------------------------------------------------------------------
                                                                                            3,078
            -------------------------------------------------------------------------------------

            COMPUTER NETWORKS -- 1.0%
       45   Juniper Networks, Inc.*                                                         1,108
       50   Network Appliance, Inc.*                                                        1,066
            -------------------------------------------------------------------------------------
                                                                                            2,174
            -------------------------------------------------------------------------------------

            COMPUTER SOFTWARE -- 3.9%
       26   Adobe Systems, Inc.                                                             1,207
       16   Cognos, Inc. (Canada)* (l)                                                        584
       70   Computer Associates International, Inc.                                         1,956
       37   DST Systems, Inc.*                                                              1,755
       20   Dun & Bradstreet Corp.*                                                         1,092
       22   Fiserv, Inc.*                                                                     859
       17   Mercury Interactive Corp.*                                                        822
            -------------------------------------------------------------------------------------
                                                                                            8,275
            -------------------------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 2.6%
       25   Apple Computer, Inc.*                                                             799
       20   Lexmark International, Inc., Class A*                                           1,944
        9   Research In Motion LTD (Canada)*                                                  582
       23   Tech Data Corp.*                                                                  889
       15   Zebra Technologies Corp., Class A*                                              1,325
            -------------------------------------------------------------------------------------
                                                                                            5,539
            -------------------------------------------------------------------------------------

            CONSTRUCTION -- 0.4%
       21   Lennar Corp., Class A                                                             937
            -------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            CONSTRUCTION MATERIALS -- 1.4%
       41   Florida Rock Industries, Inc.                                            $      1,712
       28   Vulcan Materials Co.                                                            1,317
            -------------------------------------------------------------------------------------
                                                                                            3,029
            -------------------------------------------------------------------------------------

            CONSUMER PRODUCTS -- 0.9%
        6   Fortune Brands, Inc.                                                              460
      107   Tempur-Pedic International, Inc.*                                               1,494
            -------------------------------------------------------------------------------------
                                                                                            1,954
            -------------------------------------------------------------------------------------

            DISTRIBUTION -- 0.3%
        9   Hughes Supply, Inc.                                                               554
            -------------------------------------------------------------------------------------

            ELECTRONICS/ELECTRICAL EQUIPMENT -- 4.1%
       68   Amphenol Corp., Class A*                                                        2,252
       58   Arrow Electronics, Inc.*                                                        1,568
       24   Fisher Scientific International* (l)                                            1,409
       46   Flextronics International LTD (Singapore)*                                        738
       32   Jabil Circuit, Inc.*                                                              817
       27   Tektronix, Inc.                                                                   920
       46   Vishay Intertechnology, Inc.*                                                     847
            -------------------------------------------------------------------------------------
                                                                                            8,551
            -------------------------------------------------------------------------------------

            ENTERTAINMENT/LEISURE -- 1.7%
       61   Regal Entertainment Group, Class A                                              1,097
       31   Royal Caribbean Cruises LTD (l)                                                 1,346
       26   Station Casinos, Inc.                                                           1,234
            -------------------------------------------------------------------------------------
                                                                                            3,677
            -------------------------------------------------------------------------------------

            ENVIRONMENTAL SERVICES -- 0.7%
       48   Republic Services, Inc.                                                         1,378
            -------------------------------------------------------------------------------------

            FINANCIAL SERVICES -- 4.5%
       74   AmeriCredit Corp.*                                                              1,450
       93   Ameritrade Holding Corp.*                                                       1,057
        9   Charter One Financial, Inc.                                                       398
       22   Golden West Financial Corp.                                                     2,318
        7   H & R Block, Inc.                                                                 353
       20   Legg Mason, Inc. (l)                                                            1,775
       43   T. Rowe Price Group, Inc.                                                       2,182
            -------------------------------------------------------------------------------------
                                                                                            9,533
            -------------------------------------------------------------------------------------

            FOOD/BEVERAGE PRODUCTS -- 1.7%
        8   Brown-Forman Corp., Class B                                              $        394
       22   Constellation Brands, Inc., Class A*                                              809
       19   Dean Foods Co.*                                                                   713
       19   Hormel Foods Corp.                                                                603
       23   The J.M. Smucker Co.                                                            1,036
            -------------------------------------------------------------------------------------
                                                                                            3,555
            -------------------------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES -- 5.9%
       10   Aetna, Inc.                                                                       829
       17   Bausch & Lomb, Inc.                                                             1,090
       35   Caremark Rx, Inc.*                                                              1,148
        6   Coventry Health Care, Inc.*                                                       308
       46   DaVita, Inc.*                                                                   1,413
       23   Lincare Holdings, Inc.*                                                           759
       44   Omnicare, Inc.                                                                  1,867
        1   Quest Diagnostics, Inc.                                                            85
       11   St. Jude Medical, Inc.*                                                           794
       19   WellChoice, Inc.*                                                                 793
       11   WellPoint Health Networks, Inc.*                                                1,193
       24   Zimmer Holdings, Inc.*                                                          2,094
            -------------------------------------------------------------------------------------
                                                                                           12,373
            -------------------------------------------------------------------------------------

            HOTELS/OTHER LODGING -- 1.2%
       43   Fairmont Hotels & Resorts, Inc. (Canada)                                        1,168
       68   Hilton Hotels Corp.                                                             1,262
            -------------------------------------------------------------------------------------
                                                                                            2,430
            -------------------------------------------------------------------------------------

            INSURANCE -- 6.5%
       10   AMBAC Financial Group, Inc.                                                       701
       93   Assurant, Inc.                                                                  2,452
       30   Cincinnati Financial Corp.                                                      1,297
       53   IPC Holdings LTD (Bermuda)                                                      1,943
       25   MGIC Investment Corp.                                                           1,897
       73   Old Republic International Corp.                                                1,733
       14   PartnerRe LTD (Bermuda)                                                           806
       24   Principal Financial Group, Inc.                                                   842
       23   SAFECO Corp.                                                                    1,025
       23   Willis Group Holdings LTD
            (United Kingdom)                                                                  865
            -------------------------------------------------------------------------------------
                                                                                           13,561
            -------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            INTERNET SERVICES/SOFTWARE -- 0.5%
       16   CheckFree Corp.* (l)                                                     $        494
       16   Netflix, Inc.*                                                                    560
            -------------------------------------------------------------------------------------
                                                                                            1,054
            -------------------------------------------------------------------------------------

            MACHINERY & ENGINEERING EQUIPMENT -- 0.4%
       23   IDEX Corp.                                                                        773
            -------------------------------------------------------------------------------------

            MANUFACTURING -- 3.5%
       12   Carlisle Companies, Inc.                                                          722
       19   Cooper Industries LTD, Class A                                                  1,141
       40   Crane Co.                                                                       1,243
       40   Donaldson Co., Inc. (l)                                                         1,184
       41   Harsco Corp.                                                                    1,924
       14   ITT Industries, Inc.                                                            1,129
            -------------------------------------------------------------------------------------
                                                                                            7,343
            -------------------------------------------------------------------------------------

            METALS/MINING -- 0.8%
       23   CONSOL Energy, Inc.                                                               842
       16   Precision Castparts Corp.                                                         878
            -------------------------------------------------------------------------------------
                                                                                            1,720
            -------------------------------------------------------------------------------------

            MULTI-MEDIA -- 2.1%
       19   Gannett Co., Inc.                                                               1,621
        9   Knight Ridder, Inc.                                                               634
       21   The E.W. Scripps Co., Class A                                                   2,251
            -------------------------------------------------------------------------------------
                                                                                            4,506
            -------------------------------------------------------------------------------------

            OIL & GAS -- 5.0%
       19   BJ Services Co.*                                                                  853
       40   Burlington Resources, Inc.                                                      1,439
       31   Devon Energy Corp.                                                              2,032
       15   Energen Corp.                                                                     701
       20   Equitable Resources, Inc.                                                       1,024
       29   FMC Technologies, Inc.*                                                           831
       19   Nabors Industries LTD (Barbados)*                                                 875
       15   Newfield Exploration Co.*                                                         842
       32   Premcor, Inc.*                                                                  1,204
       26   XTO Energy, Inc.                                                                  777
            -------------------------------------------------------------------------------------
                                                                                           10,578
            -------------------------------------------------------------------------------------

            PACKAGING -- 0.3%
       21   Pactiv Corp.*                                                                     526
            -------------------------------------------------------------------------------------

            PAPER/FOREST PRODUCTS -- 0.9%
       24   Plum Creek Timber Co., Inc.                                              $        779
       25   Rayonier, Inc.                                                                  1,125
            -------------------------------------------------------------------------------------
                                                                                            1,904
            -------------------------------------------------------------------------------------

            PHARMACEUTICALS -- 3.9%
       16   Eon Labs, Inc.* (l)                                                               643
       18   ImClone Systems, Inc.* (l)                                                      1,553
       21   IVAX Corp.*                                                                       512
       36   Medicis Pharmaceutical Corp., Class A                                           1,432
       77   NBTY, Inc.*                                                                     2,253
       13   OSI Pharmaceuticals, Inc.* (l)                                                    944
       18   Sepracor, Inc.* (l)                                                               947
            -------------------------------------------------------------------------------------
                                                                                            8,284
            -------------------------------------------------------------------------------------

            PIPELINES -- 1.1%
       39   Kinder Morgan, Inc.                                                             2,336
            -------------------------------------------------------------------------------------

            PRINTING & PUBLISHING -- 0.2%
        1   Washington Post Co., Class B                                                      512
            -------------------------------------------------------------------------------------

            REAL ESTATE -- 1.2%
       41   Brookfield Properties Corp. (Canada)                                            1,170
       25   LNR Property Corp.                                                              1,362
            -------------------------------------------------------------------------------------
                                                                                            2,532
            -------------------------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUST -- 1.2%
       18   Kimco Realty Corp.                                                                819
       16   PS Business Parks, Inc.                                                           640
       21   Public Storage, Inc.                                                              984
            -------------------------------------------------------------------------------------
                                                                                            2,443
            -------------------------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES -- 2.3%
       59   Outback Steakhouse, Inc.                                                        2,423
       28   Ruby Tuesday, Inc.                                                                769
       25   The Cheesecake Factory, Inc.*                                                     997
       16   Yum! Brands, Inc.                                                                 588
            -------------------------------------------------------------------------------------
                                                                                            4,777
            -------------------------------------------------------------------------------------

            RETAILING -- 7.9%
       23   Abercrombie & Fitch Co., Class A                                                  880
       22   Advanced Auto Parts, Inc.*                                                        963
       45   Autonation, Inc.*                                                                 764

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            RETAILING -- CONTINUED
       33   AutoZone, Inc.*                                                          $      2,650
       32   CarMax, Inc.* (l)                                                                 691
       22   CDW Corp. (l)                                                                   1,390
       19   Chico's FAS, Inc.* (l)                                                            876
       37   Family Dollar Stores, Inc.                                                      1,110
       32   Foot Locker, Inc.                                                                 787
       25   PETsMART, Inc.                                                                    808
       51   Staples, Inc.                                                                   1,504
       23   Talbots, Inc.                                                                     895
       39   The TJX Companies, Inc.                                                           932
       29   Tiffany & Co.                                                                   1,065
       14   Tuesday Morning Corp.*                                                            418
        7   Whole Foods Market, Inc.*                                                         714
            -------------------------------------------------------------------------------------
                                                                                           16,447
            -------------------------------------------------------------------------------------

            SEMI-CONDUCTORS -- 3.2%
       39   Altera Corp.*                                                                     871
       19   Broadcom Corp., Class A*                                                          893
       22   KLA-Tencor Corp.*                                                               1,081
       30   Lam Research Corp.*                                                               795
       21   Linear Technology Corp.                                                           825
       27   Microchip Technology, Inc.                                                        844
       25   Novellus Systems, Inc.*                                                           799
       13   Silicon Laboratories, Inc.*                                                       623
            -------------------------------------------------------------------------------------
                                                                                            6,731
            -------------------------------------------------------------------------------------

            TELECOMMUNICATIONS -- 3.7%
       29   Adtran, Inc.                                                                      964
       32   Alltel Corp.                                                                    1,605
       67   CenturyTel, Inc.                                                                2,004
       32   Nextel Communications, Inc., Class A*                                             842
       64   Nextel Partners, Inc., Class A* (l)                                             1,016
       20   Telephone & Data Systems, Inc.                                                  1,388
            -------------------------------------------------------------------------------------
                                                                                            7,819
            -------------------------------------------------------------------------------------

            TELECOMMUNICATIONS EQUIPMENT -- 1.2%
       32   Andrew Corp.*                                                                     641
       61   Corning, Inc.*                                                                    803
       45   Polycom, Inc.*                                                                  1,016
            -------------------------------------------------------------------------------------
                                                                                            2,460
            -------------------------------------------------------------------------------------

            TEXTILES -- 1.2%
       35   Mohawk Industries, Inc.*                                                 $      2,592
            -------------------------------------------------------------------------------------

            TOYS & GAMES -- 0.1%
       10   Mattel, Inc.                                                                      190
            -------------------------------------------------------------------------------------

            UTILITIES -- 1.8%
       18   Dominion Resources, Inc.                                                        1,160
       23   Energy East Corp.                                                                 546
       29   SCANA Corp.                                                                     1,062
       28   Sempra Energy                                                                     964
            -------------------------------------------------------------------------------------
                                                                                            3,732
            -------------------------------------------------------------------------------------
            Total Common Stocks                                                           204,559
            (Cost $163,330)
            -------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.8%

            MONEY MARKET FUND -- 2.8%
    5,816   JPMorgan Prime Money Market Fund (a)                                            5,816
            (Cost $5,816)
            -------------------------------------------------------------------------------------
            TOTAL INVESTMENTS-- 100.0%                                               $    210,375
            (COST $169,146)
            -------------------------------------------------------------------------------------

SHARES      COLLATERAL INVESTMENTS                                                          VALUE
-------------------------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
    7,669   AIM Short Term Investment Co.                                            $      7,669
    5,317   Barclays Global Investors Prime
            Money Market Fund                                                               5,317
            -------------------------------------------------------------------------------------
                                                                                     $     12,986
            -------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS            AS OF JUNE 30, 2004              (UNAUDITED)
(Amounts in thousands)

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 97.9%

            COMMON STOCKS -- 97.9%

            AEROSPACE -- 0.8%
       14   Rockwell Collins, Inc.                                                   $        471
            -------------------------------------------------------------------------------------

            AIRLINES -- 1.0%
       34   SkyWest, Inc. (l)                                                                 594
            -------------------------------------------------------------------------------------

            APPAREL -- 1.0%
       17   Polo Ralph Lauren Corp.                                                           594
            -------------------------------------------------------------------------------------

            AUTOMOTIVE -- 2.7%
       15   Autoliv, Inc. (Sweden)                                                            627
        9   Oshkosh Truck Corp.                                                               504
       11   Polaris Industries, Inc. (l)                                                      528
            -------------------------------------------------------------------------------------
                                                                                            1,659
            -------------------------------------------------------------------------------------

            BANKING -- 1.8%
       16   BOK Financial Corp.* (l)                                                          627
       12   North Fork Bancorporation, Inc.                                                   441
            -------------------------------------------------------------------------------------
                                                                                            1,068
            -------------------------------------------------------------------------------------

            BIOTECHNOLOGY -- 4.0%
       15   Biogen Idec, Inc.*                                                                917
       12   Genzyme Corp.*                                                                    573
       14   Gilead Sciences, Inc.*                                                            925
            -------------------------------------------------------------------------------------
                                                                                            2,415
            -------------------------------------------------------------------------------------

            BROADCASTING/CABLE -- 0.8%
       16   Univision Communications, Inc., Class A*                                          512
            -------------------------------------------------------------------------------------

            BUSINESS SERVICES -- 0.9%
       11   Affiliated Computer Services, Inc., Class A*                                      564
            -------------------------------------------------------------------------------------

            COMPUTER NETWORKS -- 2.0%
       25   Juniper Networks, Inc.*                                                           619
       28   Network Appliance, Inc.*                                                          595
            -------------------------------------------------------------------------------------
                                                                                            1,214
            -------------------------------------------------------------------------------------

            COMPUTER SOFTWARE -- 6.1%

       15   Adobe Systems, Inc.                                                               675
        9   Cognos, Inc. (Canada)* (l)                                                        325
       25   Computer Associates International, Inc.                                           691
       10   DST Systems, Inc.*                                                                459
       11   Dun & Bradstreet Corp.*                                                  $        609
       12   Fiserv, Inc.*                                                                     480
        9   Mercury Interactive Corp.*                                                        458
            -------------------------------------------------------------------------------------
                                                                                            3,697
            -------------------------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 4.1%
       14   Apple Computer, Inc.*                                                             449
        5   Lexmark International, Inc., Class A*                                             478
        5   Research In Motion LTD (Canada)*                                                  329
       13   Tech Data Corp.*                                                                  496
        8   Zebra Technologies Corp., Class A*                                                737
            -------------------------------------------------------------------------------------
                                                                                            2,489
            -------------------------------------------------------------------------------------

            CONSTRUCTION -- 0.9%
       12   Lennar Corp., Class A                                                             525
            -------------------------------------------------------------------------------------

            CONSUMER PRODUCTS -- 1.4%
       60   Tempur-Pedic International, Inc.*                                                 834
            -------------------------------------------------------------------------------------

            ELECTRONICS/ELECTRICAL EQUIPMENT -- 7.9%
       38   Amphenol Corp., Class A*                                                        1,258
       33   Arrow Electronics, Inc.*                                                          881
       14   Fisher Scientific International* (l)                                              788
       26   Flextronics International LTD (Singapore)*                                        412
       18   Jabil Circuit, Inc.*                                                              457
       15   Tektronix, Inc.                                                                   514
       25   Vishay Intertechnology, Inc.* (l)                                                 473
            -------------------------------------------------------------------------------------
                                                                                            4,783
            -------------------------------------------------------------------------------------

            ENTERTAINMENT/LEISURE -- 3.4%
       34   Regal Entertainment Group, Class A (l)                                            613
       17   Royal Caribbean Cruises LTD                                                       750
       14   Station Casinos, Inc. (l)                                                         690
            -------------------------------------------------------------------------------------
                                                                                            2,053
            -------------------------------------------------------------------------------------

            FINANCIAL SERVICES -- 4.1%
       43   AmeriCredit Corp.*                                                                835
       52   Ameritrade Holding Corp.*                                                         591
        5   Legg Mason, Inc. (l)                                                              473
       12   T. Rowe Price Group, Inc.                                                         597
            -------------------------------------------------------------------------------------
                                                                                            2,496
            -------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            HEALTH CARE/HEALTH CARE SERVICES -- 10.1%
        5   Aetna, Inc.                                                              $        463
        9   Bausch & Lomb, Inc.                                                               608
       19   Caremark Rx, Inc.*                                                                641
       26   DaVita, Inc.*                                                                     788
       24   Omnicare, Inc.                                                                  1,042
        6   St. Jude Medical, Inc.*                                                           443
       11   WellChoice, Inc.*                                                                 443
        4   WellPoint Health Networks, Inc.*                                                  420
       13   Zimmer Holdings, Inc.*                                                          1,170
            -------------------------------------------------------------------------------------
                                                                                            6,018
            -------------------------------------------------------------------------------------

            HOTELS/OTHER LODGING -- 2.2%
       24   Fairmont Hotels & Resorts, Inc. (Canada)                                          652
       38   Hilton Hotels Corp.                                                               705
            -------------------------------------------------------------------------------------
                                                                                            1,357
            -------------------------------------------------------------------------------------

            INSURANCE -- 0.7%
        6   AMBAC Financial Group, Inc.                                                       430
            -------------------------------------------------------------------------------------

            INTERNET SERVICES/SOFTWARE -- 1.0%
        9   CheckFree Corp.*                                                                  276
        9   Netflix, Inc.*                                                                    317
            -------------------------------------------------------------------------------------
                                                                                              593
            -------------------------------------------------------------------------------------

            MANUFACTURING -- 3.6%
       23   Donaldson Co., Inc. (l)                                                           661
       19   Harsco Corp.                                                                      897
        8   ITT Industries, Inc.                                                              631
            -------------------------------------------------------------------------------------
                                                                                            2,189
            -------------------------------------------------------------------------------------

            METALS/MINING -- 1.6%
       13   CONSOL Energy, Inc.                                                               470
        9   Precision Castparts Corp.                                                         489
            -------------------------------------------------------------------------------------
                                                                                              959
            -------------------------------------------------------------------------------------

            MULTI-MEDIA -- 0.7%
        4   The E.W. Scripps Co., Class A                                                     441
            -------------------------------------------------------------------------------------

            OIL & GAS -- 3.9%
       10   BJ Services Co.*                                                                  477
       16   FMC Technologies, Inc.*                                                           464
       11   Nabors Industries LTD (Barbados)*                                        $        488
        8   Newfield Exploration Co.*                                                         471
       15   XTO Energy, Inc.                                                                  435
            -------------------------------------------------------------------------------------
                                                                                            2,335
            -------------------------------------------------------------------------------------

            PHARMACEUTICALS -- 6.8%
        9   Eon Labs, Inc.* (l)                                                               360
       10   ImClone Systems, Inc.* (l)                                                        867
       12   IVAX Corp.*                                                                       287
       20   Medicis Pharmaceutical Corp., Class A                                             799
       26   NBTY, Inc.* (l)                                                                   752
        8   OSI Pharmaceuticals, Inc.* (l)                                                    528
       10   Sepracor, Inc.* (l)                                                               529
            -------------------------------------------------------------------------------------
                                                                                            4,122
            -------------------------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES -- 2.4%
       11   Outback Steakhouse, Inc.                                                          436
       16   Ruby Tuesday, Inc.                                                                430
       14   The Cheesecake Factory, Inc.*                                                     557
            -------------------------------------------------------------------------------------
                                                                                            1,423
            -------------------------------------------------------------------------------------

            RETAILING -- 9.8%
       13   Abercrombie & Fitch Co., Class A                                                  490
       12   Advanced Auto Parts, Inc.*                                                        539
       18   CarMax, Inc.* (l)                                                                 386
       12   CDW Corp. (l)                                                                     778
       11   Chico's FAS, Inc.* (l)                                                            490
       18   Foot Locker, Inc.                                                                 439
       14   PETsMART, Inc.                                                                    451
       30   Staples, Inc.                                                                     869
       13   Talbots, Inc.                                                                     499
       16   Tiffany & Co.                                                                     595
        4   Whole Foods Market, Inc.*                                                         399
            -------------------------------------------------------------------------------------
                                                                                            5,935
            -------------------------------------------------------------------------------------

            SEMI-CONDUCTORS -- 6.3%
       22   Altera Corp.*                                                                     487
       11   Broadcom Corp., Class A*                                                          503
       13   KLA-Tencor Corp.*                                                                 621
       17   Lam Research Corp.*                                                               445
       12   Linear Technology Corp.                                                           462

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            SEMI-CONDUCTORS -- CONTINUED
       15   Microchip Technology, Inc.                                               $        472
       14   Novellus Systems, Inc.*                                                           446
        8   Silicon Laboratories, Inc.*                                                       348
            -------------------------------------------------------------------------------------
                                                                                            3,784
            -------------------------------------------------------------------------------------

            TELECOMMUNICATIONS -- 2.6%
       16   Adtran, Inc.                                                                      539
       18   Nextel Communications, Inc., Class A*                                             471
       36   Nextel Partners, Inc., Class A* (l)                                               567
            -------------------------------------------------------------------------------------
                                                                                            1,577
            -------------------------------------------------------------------------------------

            TELECOMMUNICATIONS EQUIPMENT -- 2.3%
       18   Andrew Corp.* (l)358
       34   Corning, Inc.*                                                                    448
       25   Polycom, Inc.*                                                                    567
            -------------------------------------------------------------------------------------
                                                                                            1,373
            -------------------------------------------------------------------------------------

            TEXTILES -- 1.0%
        8   Mohawk Industries, Inc.*                                                          579
            -------------------------------------------------------------------------------------
            Total Common Stocks                                                            59,083
            (Cost $48,425)
            -------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.1%

            MONEY MARKET FUND -- 2.1%
    1,255   JPMorgan Prime Money Market Fund (a)                                            1,255
            (Cost $1,255)
            -------------------------------------------------------------------------------------
            TOTAL INVESTMENTS-- 100.0%                                               $     60,338
            (COST $49,680)
            -------------------------------------------------------------------------------------

            MONEY MARKET FUNDS (c)
      700   AIM Short Term Investment Co.                                            $        700
      912   Barclays Global Investors Prime
            Money Market Fund                                                                 912
            -------------------------------------------------------------------------------------
                                                                                            1,612
            -------------------------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
-------------------------------------------------------------------------------------------------
            REPURCHASE AGREEMENT (c)
$   8,000   UBS Securities, 1.50%, due 07/01/04,
            dated 06/30/04, proceeds $8,000,
            secured by U.S. Government
            Agency Securities                                                               8,000
            -------------------------------------------------------------------------------------
                                                                                     $      9,612
            -------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS            AS OF JUNE 30, 2004              (UNAUDITED)
(Amounts in thousands)

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 95.5%

            COMMON STOCKS -- 95.5%

            AEROSPACE -- 1.6%
      815   United Defense Industries, Inc.*                                         $     28,511
            -------------------------------------------------------------------------------------

            AGRICULTURAL PRODUCTION/SERVICES -- 0.5%
      235   Bunge LTD (l)                                                                   9,131
            -------------------------------------------------------------------------------------

            APPAREL -- 3.9%
      607   Columbia Sportswear Co.* (l)                                                   33,132
      761   VF Corp.                                                                       37,056
            -------------------------------------------------------------------------------------
                                                                                           70,188
            -------------------------------------------------------------------------------------

            AUTOMOTIVE -- 1.6%
      309   BorgWarner, Inc. (l)                                                           13,538
      361   Genuine Parts Co.14,309
            -------------------------------------------------------------------------------------
                                                                                           27,847
            -------------------------------------------------------------------------------------

            BANKING -- 8.7%
      267   Cullen/Frost Bankers, Inc.                                                     11,944
      452   M&T Bank Corp.                                                                 39,433
      857   North Fork Bancorporation, Inc. (l)                                            32,597
      181   TCF Financial Corp.                                                            10,501
      376   Webster Financial Corp.                                                        17,675
    1,199   Wilmington Trust Corp.                                                         44,620
            -------------------------------------------------------------------------------------
                                                                                          156,770
            -------------------------------------------------------------------------------------

            BUSINESS SERVICES -- 4.2%
      180   Affiliated Computer Services, Inc.,
            Class A*                                                                        9,524
      560   Deluxe Corp.                                                                   24,360
      413   Equifax, Inc. (l)                                                              10,209
      631   IMS Health, Inc. (l)                                                           14,781
      914   Interactive Data Corp.* (l)                                                    15,924
            -------------------------------------------------------------------------------------
                                                                                           74,798
            -------------------------------------------------------------------------------------

            CHEMICALS -- 2.8%
       40   Albemarle Corp.                                                                 1,253
      444   Sigma-Aldrich Corp. (l)                                                        26,467
      536   The Sherwin-Williams Co.                                                       22,279
            -------------------------------------------------------------------------------------
                                                                                           49,999
            -------------------------------------------------------------------------------------

            COMPUTER SOFTWARE -- 1.6%
      463   Computer Associates International, Inc.                                  $     13,000
      307   DST Systems, Inc.* (l)                                                         14,769
            -------------------------------------------------------------------------------------
                                                                                           27,769
            -------------------------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 0.8%
      143   Lexmark International, Inc., Class A*                                          13,833
            -------------------------------------------------------------------------------------

            CONSTRUCTION MATERIALS -- 2.9%
      713   Florida Rock Industries, Inc. (l)                                              30,082
      460   Vulcan Materials Co.                                                           21,849
            -------------------------------------------------------------------------------------
                                                                                           51,931
            -------------------------------------------------------------------------------------

            CONSUMER PRODUCTS -- 0.5%
      111   Fortune Brands, Inc.                                                            8,350
            -------------------------------------------------------------------------------------

            DISTRIBUTION -- 0.5%
      150   Hughes Supply, Inc.                                                             8,845
            -------------------------------------------------------------------------------------

            ENVIRONMENTAL SERVICES -- 1.4%
      862   Republic Services, Inc.                                                        24,938
            -------------------------------------------------------------------------------------

            FINANCIAL SERVICES -- 4.9%
      141   Charter One Financial, Inc.                                                     6,240
      459   Golden West Financial Corp.                                                    48,783
      101   H & R Block, Inc.                                                               4,816
      148   Legg Mason, Inc. (l)                                                           13,424
      271   T. Rowe Price Group, Inc. (l)                                                  13,668
            -------------------------------------------------------------------------------------
                                                                                           86,931
            -------------------------------------------------------------------------------------

            FOOD/BEVERAGE PRODUCTS -- 3.4%
      132   Brown-Forman Corp., Class B                                                     6,378
      353   Constellation Brands, Inc., Class A* (l)                                       13,118
      323   Dean Foods Co.*                                                                12,066
      318   Hormel Foods Corp.                                                              9,884
      409   The J.M. Smucker Co.                                                           18,793
            -------------------------------------------------------------------------------------
                                                                                           60,239
            -------------------------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES -- 1.6%
      109   Coventry Health Care, Inc.*                                                     5,320
      479   Lincare Holdings, Inc.* (l)                                                    15,730

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
       17   Quest Diagnostics, Inc.                                                  $      1,453
       57   WellPoint Health Networks, Inc.*                                                6,396
            -------------------------------------------------------------------------------------
                                                                                           28,899
            -------------------------------------------------------------------------------------

            INSURANCE -- 12.5%
    1,650   Assurant, Inc.43,525
      506   Cincinnati Financial Corp. (l)                                                 22,000
      884   IPC Holdings LTD (Bermuda)                                                     32,661
      437   MGIC Investment Corp. (l)                                                      33,128
    1,296   Old Republic International Corp.                                               30,743
      231   PartnerRe LTD (Bermuda)                                                        13,076
      426   Principal Financial Group, Inc. (l)                                            14,799
      349   SAFECO Corp.                                                                   15,365
      542   Willis Group Holdings LTD
            (United Kingdom)                                                               20,283
            -------------------------------------------------------------------------------------
                                                                                          225,580
            -------------------------------------------------------------------------------------

            MACHINERY & ENGINEERING EQUIPMENT -- 0.6%
      337   IDEX Corp.                                                                     11,569
            -------------------------------------------------------------------------------------

            MANUFACTURING -- 3.3%
      235   Carlisle Companies, Inc. (l)                                                   14,629
      315   Cooper Industries LTD, Class A                                                 18,726
      676   Crane Co.                                                                      21,207
      111   Harsco Corp.                                                                    5,198
            -------------------------------------------------------------------------------------
                                                                                           59,760
            -------------------------------------------------------------------------------------

            MULTI-MEDIA -- 3.6%
      348   Gannett Co., Inc.                                                              29,502
      144   Knight Ridder, Inc.                                                            10,397
      233   The E.W. Scripps Co., Class A                                                  24,507
            -------------------------------------------------------------------------------------
                                                                                           64,406
            -------------------------------------------------------------------------------------

            OIL & GAS -- 6.3%
      691   Burlington Resources, Inc.                                                     24,993
      528   Devon Energy Corp.                                                             34,821
      270   Energen Corp.                                                                  12,953
      327   Equitable Resources, Inc.                                                      16,888
      597   Premcor, Inc.*                                                                 22,388
            -------------------------------------------------------------------------------------
                                                                                          112,043
            -------------------------------------------------------------------------------------

            PACKAGING -- 0.6%
      422   Pactiv Corp.*                                                                  10,520
            -------------------------------------------------------------------------------------

            PAPER/FOREST PRODUCTS -- 1.8%
      441   Plum Creek Timber Co., Inc.                                              $     14,351
      407   Rayonier, Inc. (l)                                                             18,113
            -------------------------------------------------------------------------------------
                                                                                           32,464
            -------------------------------------------------------------------------------------

            PHARMACEUTICALS -- 0.8%
      476   NBTY, Inc.* (l)                                                                13,978
            -------------------------------------------------------------------------------------

            PIPELINES -- 2.5%
      756   Kinder Morgan, Inc.                                                            44,805
            -------------------------------------------------------------------------------------

            PRINTING & PUBLISHING -- 0.4%
        7   Washington Post Co., Class B                                                    6,510
            -------------------------------------------------------------------------------------

            REAL ESTATE -- 2.2%
      652   Brookfield Properties Corp. (Canada)                                           18,748
      396   LNR Property Corp. (l)                                                         21,477
            -------------------------------------------------------------------------------------
                                                                                       40,225
            -------------------------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUST -- 2.4%
      296   Kimco Realty Corp. (l)                                                         13,468
      361   PS Business Parks, Inc.                                                        14,515
      345   Public Storage, Inc. (l)                                                       15,850
            -------------------------------------------------------------------------------------
                                                                                           43,833
            -------------------------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES -- 2.2%
      715   Outback Steakhouse, Inc. (l)                                                   29,581
      276   Yum! Brands, Inc.                                                              10,258
            -------------------------------------------------------------------------------------
                                                                                           39,839
            -------------------------------------------------------------------------------------

            RETAILING -- 5.7%
      801   Autonation, Inc.*                                                              13,699
      543   AutoZone, Inc.*                                                                43,470
      665   Family Dollar Stores, Inc.                                                     20,214
      697   The TJX Companies, Inc.                                                        16,830
      246   Tuesday Morning Corp.*                                                          7,146
            -------------------------------------------------------------------------------------
                                                                                          101,359
            -------------------------------------------------------------------------------------

            TELECOMMUNICATIONS -- 4.5%
      542   Alltel Corp.                                                                   27,411
    1,067   CenturyTel, Inc.                                                               32,064
      292   Telephone & Data Systems, Inc. (l)                                             20,798
            -------------------------------------------------------------------------------------
                                                                                           80,273
            -------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            TEXTILES -- 1.5%
      367   Mohawk Industries, Inc.*                                                 $     26,905
            -------------------------------------------------------------------------------------

            TOYS & GAMES -- 0.2%
      150   Mattel, Inc.                                                                    2,734
            -------------------------------------------------------------------------------------

            UTILITIES -- 3.5%
      314   Dominion Resources, Inc.                                                       19,806
      360   Energy East Corp.                                                               8,728
      475   SCANA Corp.                                                                    17,258
      501   Sempra Energy                                                                  17,246
            -------------------------------------------------------------------------------------
                                                                                           63,038
            -------------------------------------------------------------------------------------
            Total Common Stocks                                                         1,708,820
            (Cost $1,536,633)
            -------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 4.5%

            MONEY MARKET FUND -- 4.5%
   81,279   JPMorgan Prime Money Market Fund (a)                                           81,279
            (Cost $81,279)
            -------------------------------------------------------------------------------------
            TOTAL INVESTMENTS-- 100.0%                                               $  1,790,099
            (COST $1,617,912)
            -------------------------------------------------------------------------------------

            MONEY MARKET FUNDS (c)
   11,116   AIM Short Term Investment Co.                                            $     11,116
            -------------------------------------------------------------------------------------
   17,249   Barclays Global Investors Prime
            Money Market Fund                                                              17,249
            -------------------------------------------------------------------------------------
                                                                                           28,365
            -------------------------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
-------------------------------------------------------------------------------------------------
            REPURCHASE AGREEMENT (c)
$  75,000   REFCO Securities, Inc., 1.60%,
            due 07/01/04, dated 06/30/04,
            proceeds $75,003, secured by
            U.S. Government Agency Securities                                              75,000
            -------------------------------------------------------------------------------------
                                                                                     $    103,365
            -------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS            AS OF JUNE 30, 2004              (UNAUDITED)
(Amounts in thousands)

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.4%

            COMMON STOCKS -- 98.4%

            AEROSPACE -- 2.5%
      130   Alliant Techsystems, Inc.*                                               $      8,213
      201   Curtiss-Wright Corp. (l)                                                       11,305
            -------------------------------------------------------------------------------------
                                                                                           19,518
            -------------------------------------------------------------------------------------

            APPAREL -- 3.3%
      229   Kenneth Cole Productions, Inc., Class A (l)                                     7,844
      384   Quiksilver, Inc.*                                                               9,151
      132   Timberland Co., Class A*                                                        8,519
            -------------------------------------------------------------------------------------
                                                                                           25,514
            -------------------------------------------------------------------------------------

            AUTOMOTIVE -- 3.5%
      160   Bandag, Inc.                                                                    7,125
      152   Lithia Motors, Inc., Class A (l)                                                3,757
      135   Oshkosh Truck Corp.                                                             7,742
       84   Polaris Industries, Inc. (l)                                                    4,013
      115   Winnebago Industries, Inc. (l)                                                  4,291
            -------------------------------------------------------------------------------------
                                                                                           26,928
            -------------------------------------------------------------------------------------


            BANKING -- 7.1%


       72   Alabama National Bancorp                                                        3,983
      105   Bank of the Ozarks, Inc. (l)                                                    2,440
      141   Boston Private Financial Holdings, Inc. (l)                                     3,275
      352   East-West Bancorp, Inc.                                                        10,812
      204   Hancock Holding Co.                                                             5,934
      204   Hudson United Bancorp                                                           7,605
       79   MB Financial, Inc.                                                              2,901
      286   Sterling Bancshares, Inc. (l)                                                   4,058
      129   The South Financial Group, Inc.                                                 3,659
      176   UCBH Holdings, Inc. (l)                                                         6,948
       83   Wintrust Financial Corp.                                                        4,187
            -------------------------------------------------------------------------------------
                                                                                           55,802
            -------------------------------------------------------------------------------------

            BIOTECHNOLOGY -- 0.5%
      209   Serologicals Corp.* (l)                                                         4,168
            -------------------------------------------------------------------------------------

            BROADCASTING/CABLE -- 0.5%
      405   Sinclair Broadcast Group, Inc., Class A (l)                                     4,161
            -------------------------------------------------------------------------------------

            BUSINESS SERVICES -- 2.0%
      142   Banta Corp.                                                                     6,284
      767   MPS Group, Inc.*                                                                9,301
            -------------------------------------------------------------------------------------
                                                                                           15,585
            -------------------------------------------------------------------------------------

            CHEMICALS -- 2.7%
      218   Albemarle Corp.                                                          $      6,912
      236   Georgia Gulf Corp.                                                              8,474
      206   Spartech Corp.                                                                  5,345
            -------------------------------------------------------------------------------------
                                                                                           20,731
            -------------------------------------------------------------------------------------

            COMPUTER NETWORKS -- 1.9%
      169   Avocent Corp.*                                                                  6,191
      179   Micros Systems, Inc.* (l)                                                       8,606
            -------------------------------------------------------------------------------------
                                                                                           14,797
            -------------------------------------------------------------------------------------

            COMPUTER SOFTWARE -- 4.7%
      246   CACI International, Inc., Class A*                                              9,956
      265   FileNet Corp.* (l)                                                              8,366
      141   Hyperion Solutions Corp.*                                                       6,143
      292   Intergraph Corp.*                                                               7,538
      407   MSC.Software Corp.* (l)                                                         3,639
       41   Transaction Systems Architects, Inc.,
            Class A*                                                                          881
            -------------------------------------------------------------------------------------
                                                                                           36,523
            -------------------------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 1.3%
      103   Imation Corp. (l)                                                               4,376
       64   Zebra Technologies Corp., Class A*                                              5,572
            -------------------------------------------------------------------------------------
                                                                                            9,948
            -------------------------------------------------------------------------------------

            CONSUMER PRODUCTS -- 5.9%
      189   Church & Dwight Co., Inc.                                                       8,648
      322   Fossil, Inc.*                                                                   8,778
      266   Jarden Corp.* (l)                                                               9,570
      111   The Scotts Co., Class A*                                                        7,110
      170   Toro Co.                                                                       11,932
            -------------------------------------------------------------------------------------
                                                                                           46,038
            -------------------------------------------------------------------------------------

            CONSUMER SERVICES -- 0.8%
      136   Regis Corp.                                                                     6,064
            -------------------------------------------------------------------------------------

            DISTRIBUTION -- 1.0%
      268   Watsco, Inc.                                                                    7,534
            -------------------------------------------------------------------------------------

            ELECTRONICS/ELECTRICAL EQUIPMENT -- 3.1%
      369   Ametek, Inc.                                                                   11,402
       99   Brady Corp., Class A (l)                                                        4,555

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            ELECTRONICS/ELECTRICAL EQUIPMENT -- CONTINUED
      437   Paxar Corp.*                                                             $      8,528
            -------------------------------------------------------------------------------------
                                                                                           24,485
            -------------------------------------------------------------------------------------

            ENTERTAINMENT/LEISURE -- 2.4%
      209   Argosy Gaming Co.*                                                              7,870
      409   Boyd Gaming Corp. (l)                                                          10,875
            -------------------------------------------------------------------------------------
                                                                                           18,745
            -------------------------------------------------------------------------------------

            ENVIRONMENTAL SERVICES -- 1.0%
      269   Waste Connections, Inc.* (l)                                                    7,988
            -------------------------------------------------------------------------------------

            FINANCIAL SERVICES -- 1.5%
      159   Affiliated Managers Group, Inc.* (l)                                            7,990
       80   Piper Jaffray Companies*                                                        3,609
            -------------------------------------------------------------------------------------
                                                                                           11,599
            -------------------------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES -- 10.7%
      167   Advanced Medical Optics, Inc.* (l)                                              7,113
       91   AMERIGROUP Corp.* (l)                                                           4,477
      195   Cooper Companies, Inc. (l)                                                     12,319
      102   Datascope Corp. (l)                                                             4,036
       85   Idexx Laboratories, Inc.* (l)                                                   5,325
      181   Invacare Corp. (l)                                                              8,108
      270   Kindred Healthcare, Inc.* (l)                                                   7,104
      133   Ocular Sciences, Inc.* (l)                                                      5,062
      765   PSS World Medical, Inc.*                                                        8,562
       64   Respironics, Inc.*                                                              3,784
      249   Sierra Health Services, Inc.* (l)                                              11,148
      221   Sybron Dental Specialties, Inc.*                                                6,606
            -------------------------------------------------------------------------------------
                                                                                           83,644
            -------------------------------------------------------------------------------------

            INSURANCE -- 1.5%
       71   Philadelphia Consolidated Holding Corp.*                                        4,247
      238   Platinum Underwriters Holdings LTD
            (Bermuda) (l)                                                                   7,230
            -------------------------------------------------------------------------------------
                                                                                           11,477
            -------------------------------------------------------------------------------------

            MACHINERY & ENGINEERING EQUIPMENT -- 4.6%
      272   IDEX Corp.                                                                      9,337
       91   Kennametal, Inc.                                                                4,145
      177   Regal-Beloit Corp. (l)                                                          3,940
      240   The Manitowoc Co., Inc.                                                         8,131
      177   UNOVA, Inc.* (l)                                                         $      3,578
      394   Wabtec Corp.                                                                    7,111
            -------------------------------------------------------------------------------------
                                                                                           36,242
            -------------------------------------------------------------------------------------

            MANUFACTURING -- 3.1%
      251   Actuant Corp., Class A* (l)                                                     9,786
      170   AptarGroup, Inc.                                                                7,419
      236   Kaydon Corp.                                                                    7,284
            -------------------------------------------------------------------------------------
                                                                                           24,489
            -------------------------------------------------------------------------------------

            METALS/MINING -- 2.4%
      100   Century Aluminum Co.*                                                           2,469
      151   Cleveland-Cliffs, Inc.* (l)                                                     8,521
      247   Commercial Metals Co.                                                           7,999
            -------------------------------------------------------------------------------------
                                                                                           18,989
            -------------------------------------------------------------------------------------

            MULTI-MEDIA -- 0.8%
      284   Emmis Communications Corp., Class A*                                            5,965
            -------------------------------------------------------------------------------------

            OIL & GAS -- 6.9%
      166   Maverick Tube Corp.* (l)                                                        4,364
      420   Patina Oil & Gas Corp.                                                         12,542
      440   Plains Exploration & Production Co.*                                            8,078
      394   Southwestern Energy Co.* (l)                                                   11,305
      227   St. Mary Land & Exploration Co. (l)                                             8,103
      253   Swift Energy Co.* (l)                                                           5,577
      170   Varco International, Inc.*                                                      3,728
            -------------------------------------------------------------------------------------
                                                                                           53,697
            -------------------------------------------------------------------------------------

            PAPER/FOREST PRODUCTS -- 0.5%
      230   Wausau-Mosinee Paper Corp.                                                      3,974
            -------------------------------------------------------------------------------------

            PHARMACEUTICALS -- 1.6%
       88   Cephalon, Inc.* (l)                                                             4,730
      242   Medicines Co.*                                                                  7,369
            -------------------------------------------------------------------------------------
                                                                                           12,099
            -------------------------------------------------------------------------------------

            REAL ESTATE -- 0.8%
      225   Jones Lang LaSalle, Inc.* (l)                                                   6,108
            -------------------------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUST -- 0.8%
      104   Alexandria Real Estate Equities, Inc.                                           5,928
            -------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            RESTAURANTS/FOOD SERVICES -- 2.6%
      144   Applebee's International, Inc.                                           $      3,322
      321   Lone Star Steakhouse & Saloon                                                   8,730
      173   Luby's, Inc.*                                                                   1,196
      249   Papa John's International, Inc.* (l)                                            7,353
            -------------------------------------------------------------------------------------
                                                                                           20,601
            -------------------------------------------------------------------------------------

            RETAILING -- 4.0%
      268   AnnTaylor Stores Corp.*                                                         7,767
       90   Chico's FAS, Inc.* (l)                                                          4,051
      165   Genesco, Inc.* (l)                                                              3,891
      187   Men's Wearhouse, Inc.* (l)                                                      4,930
      183   School Specialty, Inc.* (l)                                                     6,639
      122   The Finish Line, Inc., Class A*                                                 3,669
            -------------------------------------------------------------------------------------
                                                                                           30,947
            -------------------------------------------------------------------------------------

            SEMI-CONDUCTORS -- 4.9%
      497   ANADIGICS, Inc.* (l)                                                            2,564
      695   Axcelis Technologies, Inc.*                                                     8,645
      716   Cirrus Logic, Inc.* (l)                                                         4,304
       89   Cymer, Inc.*                                                                    3,340
      387   FSI International, Inc.* (l)                                                    3,019
      111   International Rectifier Corp.*                                                  4,577
      198   Standard Microsystems Corp.*                                                    4,610
      188   Varian Semiconductor Equipment
            Associates, Inc.*                                                               7,230
            -------------------------------------------------------------------------------------
                                                                                           38,289
            -------------------------------------------------------------------------------------

            SHIPPING/TRANSPORTATION -- 1.1%
      165   UTI Worldwide, Inc. (Virgin Islands)                                            8,683
            -------------------------------------------------------------------------------------

            TELECOMMUNICATIONS EQUIPMENT -- 1.3%
      283   CommScope, Inc.* (l)                                                            6,079
      164   Inter-Tel, Inc. (l)                                                             4,085
            -------------------------------------------------------------------------------------
                                                                                           10,164
            -------------------------------------------------------------------------------------

            TRANSPORTATION -- 3.2%
      193   Arkansas Best Corp. (l)                                                         6,354
      296   EGL, Inc.* (l)                                                                  7,871
      210   Landstar System, Inc.*                                                         11,123
            -------------------------------------------------------------------------------------
                                                                                           25,348
            -------------------------------------------------------------------------------------

            UTILITIES -- 1.9%
      136   American States Water Co. (l)                                            $      3,160
      247   Aqua America, Inc. (l)                                                          4,942
      121   Atmos Energy Corp. (l)                                                          3,085
       96   New Jersey Resources Corp. (l)                                                  4,000
            -------------------------------------------------------------------------------------
                                                                                           15,187
            -------------------------------------------------------------------------------------
            Total Common Stocks                                                           767,959
            (Cost $582,525)
            -------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.6%

            MONEY MARKET FUND -- 1.6%
   12,546   JPMorgan Prime Money Market Fund (a)                                           12,546
            (Cost $12,546)
            -------------------------------------------------------------------------------------
            TOTAL INVESTMENTS-- 100.0%                                               $    780,505
            (COST $595,071)
            -------------------------------------------------------------------------------------

SHARES      COLLATERAL INVESTMENTS                                                          VALUE
-------------------------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
   21,557   AIM Short Term Investment Co.                                            $     21,557
   5,403    Barclays Global Investors Prime
            Money Market Fund                                                               5,403
            -------------------------------------------------------------------------------------
                                                                                           26,960
            -------------------------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
-------------------------------------------------------------------------------------------------
            REPURCHASE AGREEMENT (c)
$ 114,000   Lehman Brothers Inc., 1.48%,
            due 07/01/04, dated 06/30/04,
            proceeds $114,004, secured by
            U.S. Government Agency Securities                                             114,000
            -------------------------------------------------------------------------------------
                                                                                     $    140,960
            -------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS            AS OF JUNE 30, 2004              (UNAUDITED)
(Amounts in thousands)

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.3%

            COMMON STOCKS -- 99.3%

            AIRLINES -- 2.0%
        3   Republic Airways Holdings, Inc.*                                         $         42
        3   SkyWest, Inc.                                                                      55
            -------------------------------------------------------------------------------------
                                                                                               97
            -------------------------------------------------------------------------------------

            APPLIANCES & HOUSEHOLD DURABLES -- 0.9%
        5   Jacuzzi Brands, Inc.*                                                              41
            -------------------------------------------------------------------------------------

            AUTOMOTIVE -- 0.9%
        1   Winnebago Industries, Inc. (l)                                                     45
            -------------------------------------------------------------------------------------

            BANKING -- 2.7%
        1   East-West Bancorp, Inc.                                                            37
        1   MB Financial, Inc.                                                                 47
        1   Texas Regional Bancshares, Inc., Class A (l)                                       46
            -------------------------------------------------------------------------------------
                                                                                              130
            -------------------------------------------------------------------------------------

            BIOTECHNOLOGY -- 2.2%
        1   Cytokinetics, Inc.*                                                                21
        4   Encysive Pharmaceuticals, Inc.*                                                    32
        3   Incyte Genomics, Inc.* (l)                                                         24
        1   Telik, Inc.*                                                                       26
            -------------------------------------------------------------------------------------
                                                                                              103
            -------------------------------------------------------------------------------------

            BROADCASTING/CABLE -- 0.6%
        1   Salem Communications Corp., Class A*                                               31
            -------------------------------------------------------------------------------------

            BUSINESS SERVICES -- 1.6%
        2   Alliance Data Systems Corp.*                                                       74
            -------------------------------------------------------------------------------------

            COMPUTER SOFTWARE -- 9.3%
        7   Aspen Technology, Inc.*                                                            49
        2   DSP Group, Inc.*                                                                   49
        3   Epicor Software Corp.*                                                             46
        1   Hyperion Solutions Corp.*                                                          52
        7   Lawson Software, Inc.* (l)                                                         49
        2   Packeteer, Inc.*                                                                   40
        3   Serena Software, Inc.* (l)                                                         50
        2   Verint Systems, Inc.*                                                              64
        3   Witness Systems, Inc.*                                                             41
            -------------------------------------------------------------------------------------
                                                                                              440
            -------------------------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 2.7%
        2   Electronics for Imaging, Inc.* (l)                                       $         67
        2   Tech Data Corp.*                                                                   62
            -------------------------------------------------------------------------------------
                                                                                              129
            -------------------------------------------------------------------------------------

            CONSTRUCTION -- 0.7%
        4   Champion Enterprises, Inc.*                                                        34
            -------------------------------------------------------------------------------------

            CONSUMER SERVICES -- 4.6%
        4   Jackson Hewitt Tax Service, Inc.* (l)                                              63
        1   Laureate Education, Inc.*                                                          46
        2   Ritchie Bros. Auctioneers, Inc. (Canada) (l)                                       49
        2   Startek, Inc.                                                                      61
            -------------------------------------------------------------------------------------
                                                                                              219
            -------------------------------------------------------------------------------------

            ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.6%
        4   Integrated Electrical Services, Inc.*                                              29
        4   TTM Technologies, Inc.*                                                            45
            -------------------------------------------------------------------------------------
                                                                                               74
            -------------------------------------------------------------------------------------

            ENTERTAINMENT/LEISURE -- 6.1%
        2   Boyd Gaming Corp.                                                                  40
        1   Carmike Cinemas, Inc.*                                                             47
        2   Gaylord Entertainment Co.* (l)                                                     47
        2   K2, Inc.*                                                                          36
        4   LIFE TIME FITNESS, Inc.*                                                           74
        2   Scientific Games Corp., Class A*                                                   47
            -------------------------------------------------------------------------------------
                                                                                              291
            -------------------------------------------------------------------------------------

            FINANCIAL SERVICES -- 2.8%
        1   Affiliated Managers Group, Inc.* (l)                                               60
        1   Greenhill & Co., Inc.*                                                             24
        1   National Financial Partners Corp.                                                  51
            -------------------------------------------------------------------------------------
                                                                                              135
            -------------------------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES -- 12.3%
        2   Abaxis, Inc.* (l)                                                                  34
        1   Cooper Companies, Inc. (l)                                                         69
        2   Covance, Inc.*                                                                     66
        1   Kyphon, Inc.* (l)                                                                  38
        3   Psychiatric Solutions, Inc.* (l)                                                   64
        1   Sunrise Assisted Living, Inc.* (l)                                                 44
        4   TriPath Imaging, Inc.* (l)                                                         35

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
        2   United Surgical Partners International, Inc.* (l)                        $         60
        1   VCA Antech, Inc.*                                                                  57
        1   Ventana Medical Systems, Inc.* (l)                                                 45
        2   Wright Medical Group, Inc.*                                                        68
            -------------------------------------------------------------------------------------
                                                                                              580
            -------------------------------------------------------------------------------------

            INSURANCE -- 2.2%
        2   Infinity Property & Casualty Corp.                                                 54
        2   ProAssurance Corp.* (l)                                                            53
            -------------------------------------------------------------------------------------
                                                                                              107
            -------------------------------------------------------------------------------------

            INTERNET SERVICES/SOFTWARE -- 1.8%
        2   Equinix, Inc.* (l)                                                                 51
        7   Mindspeed Technologies, Inc.* (l)                                                  37
            -------------------------------------------------------------------------------------
                                                                                               88
            -------------------------------------------------------------------------------------

            MANUFACTURING -- 0.9%
        5   General Cable Corp.* (l)                                                           42
            -------------------------------------------------------------------------------------

            METALS/MINING -- 1.2%
        2   Arch Coal, Inc. (l)                                                                58
            -------------------------------------------------------------------------------------

            MULTI-MEDIA -- 1.4%
        5   Gray Television, Inc.                                                              66
            -------------------------------------------------------------------------------------

            OFFICE/BUSINESS EQUIPMENT -- 1.3%
        2   Global Imaging Systems, Inc.*                                                      60
            -------------------------------------------------------------------------------------

            OIL & GAS -- 4.4%
        1   Headwaters, Inc.* (l)                                                              34
        1   Newfield Exploration Co.*                                                          57
        2   Unit Corp.*                                                                        62
        2   Universal Compression Holding, Inc.*                                               58
            -------------------------------------------------------------------------------------
                                                                                              211
            -------------------------------------------------------------------------------------

            PHARMACEUTICALS -- 8.3%
        1   Able Laboratories, Inc.* (l)                                                       27
        2   Adolor Corp.* (l)                                                                  22
        2   Alkermes, Inc.*                                                                    23
        1   AtheroGenics, Inc.*                                                                26
        1   Connetics Corp.*                                                                   21
        3   Cubist Pharmaceuticals, Inc.* (l)                                        $         31
        2   CV Therapeutics, Inc.* (l)                                                         29
        2   Cypress Bioscience, Inc.*                                                          33
        3   Discovery Laboratories, Inc.* (l)                                                  29
        2   Nabi Biopharmaceuticals*                                                           28
        2   NBTY, Inc.*                                                                        56
        0^^ Onyx Pharmaceuticals, Inc.*                                                        19
        0^^ Pharmion Corp.*                                                                    15
        1   Taro Pharmaceutical Industries LTD (Israel)*                                       22
        1   United Therapeutics Corp.*                                                         17
            -------------------------------------------------------------------------------------
                                                                                              398
            -------------------------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUST -- 1.2%
        1   American Financial Realty Trust (l)                                                20
        2   Global Signal, Inc.                                                                37
            -------------------------------------------------------------------------------------
                                                                                               57
            -------------------------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES -- 2.0%
        4   CKE Restaurants, Inc.* (l)                                                         57
        1   Ruby Tuesday, Inc.                                                                 39
            -------------------------------------------------------------------------------------
                                                                                               96
            -------------------------------------------------------------------------------------

            RETAILING -- 6.7%
        2   Aeropostale, Inc.*                                                                 46
        1   CDW Corp. (l)                                                                      43
        2   Genesco, Inc.* (l)                                                                 54
        1   Guitar Center, Inc.*                                                               47
        2   Pacific Sunwear of California, Inc.*                                               32
        2   PETCO Animal Supplies, Inc.*                                                       52
        1   Urban Outfitters, Inc.* (l)                                                        46
            -------------------------------------------------------------------------------------
                                                                                              320
            -------------------------------------------------------------------------------------

            SEMI-CONDUCTORS -- 7.0%
        3   Artisan Components, Inc.* (l)                                                      64
        3   Axcelis Technologies, Inc.*                                                        42
        3   Credence Systems Corp.* (l)                                                        45
        1   Cymer, Inc.*                                                                       45
        4   Entegris, Inc.* (l)                                                                49
        5   Mattson Technology, Inc.*                                                          63
        5   Staktek Holdings, Inc.*                                                            28
            -------------------------------------------------------------------------------------
                                                                                              336
            -------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            SHIPPING/TRANSPORTATION -- 1.1%
        1   UTI Worldwide, Inc. (Virgin Islands)                                     $         54
            -------------------------------------------------------------------------------------

            TELECOMMUNICATIONS -- 6.1%
        5   Aeroflex, Inc.*                                                                    76
        3   Atheros Communications, Inc.* (l)                                                  32
       10   LCC International, Inc.*                                                           48
        5   Nextel Partners, Inc., Class A*                                                    74
        3   Tekelec*                                                                           60
            -------------------------------------------------------------------------------------
                                                                                              290
            -------------------------------------------------------------------------------------

            TELECOMMUNICATIONS EQUIPMENT -- 1.7%
        4   C-COR.net Corp.*                                                                   37
        2   Inter-Tel, Inc.                                                                    45
            -------------------------------------------------------------------------------------
                                                                                               82
            -------------------------------------------------------------------------------------

            TRANSPORTATION -- 1.0%
        2   Sirva, Inc.*                                                                       49
            -------------------------------------------------------------------------------------
            Total Common Stocks                                                             4,737
            (Cost $3,849)
            -------------------------------------------------------------------------------------

            MONEY MARKET FUND -- 0.7%
       33   JPMorgan Prime Money Market Fund (a)                                     $         33
            (Cost $33)
            -------------------------------------------------------------------------------------
            TOTAL INVESTMENTS-- 100.0%                                               $      4,770
            (COST $3,882)
            -------------------------------------------------------------------------------------

SHARES      COLLATERAL INVESTMENTS                                                          VALUE
-------------------------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
      147   AIM Short Term Investment Co.                                            $        147
      100   Barclays Global Investors Prime
            Money Market Fund                                                                 100
            -------------------------------------------------------------------------------------
                                                                                              247
            -------------------------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
-------------------------------------------------------------------------------------------------
            REPURCHASE AGREEMENT (c)
$     877   Nomura Securities, 1.55%, due 07/01/04,
            dated 06/30/04, proceeds $877, secured
            by U.S. Government Agency Securities                                              877
            -------------------------------------------------------------------------------------
                                                                                     $      1,124
            -------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN TRUST SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS            AS OF JUNE 30, 2004              (UNAUDITED)
(Amounts in thousands)

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.8%

            COMMON STOCKS -- 98.8%

            ADVERTISING -- 0.6%
       91   Thomas Nelson, Inc.                                                      $      2,065
            -------------------------------------------------------------------------------------

            AEROSPACE -- 2.2%
       62   Alliant Techsystems, Inc.*                                                      3,900
       73   Curtiss-Wright Corp. (l)                                                        4,091
            -------------------------------------------------------------------------------------
                                                                                            7,991
            -------------------------------------------------------------------------------------

            APPAREL -- 2.9%
      115   Kenneth Cole Productions, Inc., Class A                                         3,924
      188   Quiksilver, Inc.*                                                               4,484
       34   Timberland Co., Class A*                                                        2,215
            -------------------------------------------------------------------------------------
                                                                                           10,623
            -------------------------------------------------------------------------------------

            AUTOMOTIVE -- 2.4%
       68   Oshkosh Truck Corp.                                                             3,919
       55   Polaris Industries, Inc.                                                        2,650
       53   Winnebago Industries, Inc. (l)                                                  1,980
            -------------------------------------------------------------------------------------
                                                                                            8,549
            -------------------------------------------------------------------------------------

            BANKING -- 6.5%
       54   Bank of the Ozarks, Inc. (l)                                                    1,258
       73   Boston Private Financial Holdings, Inc. (l)                                     1,695
       49   Cathay General Bancorp (l)                                                      3,282
      148   East-West Bancorp, Inc.                                                         4,544
      101   Hudson United Bancorp                                                           3,754
       42   MB Financial, Inc.                                                              1,551
       67   The South Financial Group, Inc.                                                 1,907
       89   UCBH Holdings, Inc. (l)                                                         3,498
       43   Wintrust Financial Corp. (l)                                                    2,162
            -------------------------------------------------------------------------------------
                                                                                           23,651
            -------------------------------------------------------------------------------------

            BIOTECHNOLOGY -- 0.5%
       95   Serologicals Corp.* (l)                                                         1,901
            -------------------------------------------------------------------------------------

            BROADCASTING/CABLE -- 0.5%
      190   Sinclair Broadcast Group, Inc., Class A (l)                                     1,947
            -------------------------------------------------------------------------------------

            BUSINESS SERVICES -- 2.0%
       64   Banta Corp.                                                                     2,842
      365   MPS Group, Inc.*                                                                4,420
            -------------------------------------------------------------------------------------
                                                                                            7,262
            -------------------------------------------------------------------------------------

            CHEMICALS -- 2.7%
      113   Albemarle Corp.                                                          $      3,570
      118   Georgia Gulf Corp. (l)                                                          4,228
       78   Spartech Corp.                                                                  2,016
            -------------------------------------------------------------------------------------
                                                                                            9,814
            -------------------------------------------------------------------------------------

            COMPUTER NETWORKS -- 1.9%
       67   Avocent Corp.*                                                                  2,458
       91   Micros Systems, Inc.* (l)                                                       4,356
            -------------------------------------------------------------------------------------
                                                                                            6,814
            -------------------------------------------------------------------------------------

            COMPUTER SOFTWARE -- 4.1%
       85   CACI International, Inc., Class A*                                              3,437
      131   FileNet Corp.* (l)                                                              4,145
       71   Hyperion Solutions Corp.*                                                       3,122
      145   Intergraph Corp.*                                                               3,742
       22   Transaction Systems Architects, Inc.,
            Class A*                                                                          469
            -------------------------------------------------------------------------------------
                                                                                           14,915
            -------------------------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 2.7%
      145   Electronics for Imaging, Inc.* (l)                                              4,095
       53   Imation Corp. (l)                                                               2,237
       40   Zebra Technologies Corp., Class A*                                              3,515
            -------------------------------------------------------------------------------------
                                                                                            9,847
            -------------------------------------------------------------------------------------

            CONSTRUCTION MATERIALS -- 0.7%
       75   NCI Building Systems, Inc.*                                                     2,425
            -------------------------------------------------------------------------------------

            CONSUMER PRODUCTS -- 6.0%
       70   Church & Dwight Co., Inc.                                                       3,223
      152   Fossil, Inc.*                                                                   4,149
      136   Jarden Corp.*                                                                   4,902
       57   The Scotts Co., Class A*                                                        3,628
       84   Toro Co. (l)                                                                    5,886
            -------------------------------------------------------------------------------------
                                                                                           21,788
            -------------------------------------------------------------------------------------

            CONSUMER SERVICES -- 0.9%
       69   Regis Corp.                                                                     3,095
            -------------------------------------------------------------------------------------

            ELECTRONICS/ELECTRICAL EQUIPMENT -- 3.7%
      177   Ametek, Inc.                                                                    5,472
       56   Benchmark Electronics, Inc.*                                                    1,633

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            ELECTRONICS/ELECTRICAL EQUIPMENT -- CONTINUED
       49   Brady Corp., Class A (l)                                                 $      2,245
      211   Paxar Corp.*                                                                    4,123
            -------------------------------------------------------------------------------------
                                                                                           13,473
            -------------------------------------------------------------------------------------

            ENTERTAINMENT/LEISURE -- 2.6%
      108   Argosy Gaming Co.*                                                              4,050
      197   Boyd Gaming Corp. (l)                                                           5,231
            -------------------------------------------------------------------------------------
                                                                                            9,281
            -------------------------------------------------------------------------------------

            ENVIRONMENTAL SERVICES -- 0.6%
       70   Waste Connections, Inc.*                                                        2,082
            -------------------------------------------------------------------------------------

            FINANCIAL SERVICES -- 1.7%
       82   Affiliated Managers Group, Inc.* (l)                                            4,140
       41   Piper Jaffray Companies* (l)                                                    1,841
            -------------------------------------------------------------------------------------
                                                                                            5,981
            -------------------------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES -- 11.2%
       86   Advanced Medical Optics, Inc.* (l)                                              3,648
       63   AMERIGROUP Corp.* (l)                                                           3,075
       88   Cooper Companies, Inc. (l)                                                      5,527
       41   Idexx Laboratories, Inc.* (l)                                                   2,555
       91   Invacare Corp. (l)                                                              4,087
      142   Kindred Healthcare, Inc.* (l)                                                   3,736
      372   PSS World Medical, Inc.* (l)                                                    4,170
       38   Respironics, Inc.*                                                              2,238
      126   Sierra Health Services, Inc.* (l)                                               5,611
       52   Sunrise Assisted Living, Inc.* (l)                                              2,039
      136   Sybron Dental Specialties, Inc.* (l)                                            4,069
            -------------------------------------------------------------------------------------
                                                                                           40,755
            -------------------------------------------------------------------------------------

            INSURANCE -- 2.2%
       36   Philadelphia Consolidated Holding Corp.*                                        2,157
      120   Platinum Underwriters Holdings LTD
            (Bermuda)                                                                       3,648
       68   ProAssurance Corp.* (l)                                                         2,326
            -------------------------------------------------------------------------------------
                                                                                            8,131
            -------------------------------------------------------------------------------------

            MACHINERY & ENGINEERING EQUIPMENT -- 4.6%
      138   IDEX Corp.                                                                      4,730
       46   Kennametal, Inc.                                                                2,125
      120   The Manitowoc Co., Inc.                                                         4,072
       53   Thomas Industries, Inc.                                                  $      1,743
      211   Wabtec Corp.                                                                    3,799
            -------------------------------------------------------------------------------------
                                                                                           16,469
            -------------------------------------------------------------------------------------

            MANUFACTURING -- 3.4%
      123   Actuant Corp., Class A* (l)                                                     4,807
       88   AptarGroup, Inc.                                                                3,832
      119   Kaydon Corp. (l)                                                                3,687
            -------------------------------------------------------------------------------------
                                                                                           12,326
            -------------------------------------------------------------------------------------

            METALS/MINING -- 0.6%
       67   Commercial Metals Co.                                                           2,168
            -------------------------------------------------------------------------------------

            MULTI-MEDIA -- 1.3%
      143   Emmis Communications Corp., Class A*                                            2,996
      123   Gray Television, Inc.                                                           1,703
            -------------------------------------------------------------------------------------
                                                                                            4,699
            -------------------------------------------------------------------------------------

            OIL & GAS -- 6.9%
       69   Holly Corp.                                                                     2,569
       84   Maverick Tube Corp.* (l)                                                        2,208
      140   Patina Oil & Gas Corp.                                                          4,188
      227   Plains Exploration & Production Co.*                                            4,165
      195   Southwestern Energy Co.*                                                        5,580
      143   St. Mary Land & Exploration Co. (l)                                             5,088
       68   Swift Energy Co.* (l)                                                           1,491
            -------------------------------------------------------------------------------------
                                                                                           25,289
            -------------------------------------------------------------------------------------

            PHARMACEUTICALS -- 1.6%
       44   Cephalon, Inc.* (l)                                                             2,376
      115   Medicines Co.* (l)                                                              3,515
            -------------------------------------------------------------------------------------
                                                                                            5,891
            -------------------------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUST -- 0.5%
       67   AMLI Residential Properties Trust                                               1,954
            -------------------------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES -- 2.7%
       78   Applebee's International, Inc.                                                  1,792
      150   Lone Star Steakhouse & Saloon                                                   4,087
      128   Papa John's International, Inc.* (l)                                            3,766
            -------------------------------------------------------------------------------------
                                                                                            9,645
            -------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            RETAILING -- 6.6%
      158   Aaron Rents, Inc.                                                        $      5,246
      100   AnnTaylor Stores Corp.*                                                         2,891
      120   Charlotte Russe Holding, Inc.*                                                  2,563
       42   Chico's FAS, Inc.* (l)                                                          1,888
      100   Men's Wearhouse, Inc.* (l)                                                      2,626
       97   School Specialty, Inc.* (l)                                                     3,515
       61   The Finish Line, Inc., Class A* (l)                                             1,840
      118   West Marine, Inc.* (l)                                                          3,168
            -------------------------------------------------------------------------------------
                                                                                           23,737
            -------------------------------------------------------------------------------------

            SEMI-CONDUCTORS -- 4.8%
      250   ANADIGICS, Inc.* (l)                                                            1,290
      356   Axcelis Technologies, Inc.*                                                     4,431
      359   Cirrus Logic, Inc.* (l)                                                         2,160
      195   FSI International, Inc.* (l)                                                    1,520
       56   International Rectifier Corp.*                                                  2,299
      100   Standard Microsystems Corp.*                                                    2,320
       89   Varian Semiconductor Equipment
            Associates, Inc.* (l)                                                           3,432
            -------------------------------------------------------------------------------------
                                                                                           17,452
            -------------------------------------------------------------------------------------

            SHIPPING/TRANSPORTATION -- 1.2%
       81   UTI Worldwide, Inc. (Virgin Islands)                                            4,263
            -------------------------------------------------------------------------------------

            TELECOMMUNICATIONS EQUIPMENT -- 1.4%
      146   CommScope, Inc.* (l)                                                            3,121
       73   Inter-Tel, Inc. (l)                                                             1,825
            -------------------------------------------------------------------------------------
                                                                                            4,946
            -------------------------------------------------------------------------------------

            TRANSPORTATION -- 3.1%
       99   Arkansas Best Corp. (l)                                                         3,256
       90   EGL, Inc.* (l)                                                                  2,394
      103   Landstar System, Inc.*                                                          5,461
            -------------------------------------------------------------------------------------
                                                                                           11,111
            -------------------------------------------------------------------------------------

            UTILITIES -- 1.5%
       36   Atmos Energy Corp. (l)                                                   $        916
      155   Avista Corp.                                                                    2,854
       36   New Jersey Resources Corp. (l)                                                  1,484
            -------------------------------------------------------------------------------------
                                                                                            5,254
            -------------------------------------------------------------------------------------
            Total Common Stocks                                                           357,594
            (Cost $268,901)
            -------------------------------------------------------------------------------------

            MONEY MARKET FUND -- 1.2%
    4,242   JPMorgan Prime Money Market Fund (a)                                            4,242
            (Cost $4,242)
            -------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%                                              $    361,836
            (COST $273,143)
            -------------------------------------------------------------------------------------

SHARES      COLLATERAL INVESTMENTS                                                          VALUE
-------------------------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
   14,000   AIM Short Term Investment Co.                                            $     14,000
   14,806   Barclays Global Investors Prime
            Money Market Fund                                                              14,806
            -------------------------------------------------------------------------------------
                                                                                           28,806
            -------------------------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
-------------------------------------------------------------------------------------------------
            REPURCHASE AGREEMENT (c)
$  61,000   Credit Suisse First Boston LLC, 1.51%,
            due 07/01/04, dated 06/30/04,
            proceeds $61,003, secured by
            U.S. Government Agency Securities                                              61,000
            -------------------------------------------------------------------------------------
                                                                                     $     89,806
            -------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. SMALL COMPANY FUND

PORTFOLIO OF INVESTMENTS            AS OF JUNE 30, 2004              (UNAUDITED)
(Amounts in thousands)

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.5%

            COMMON STOCKS -- 98.3%

            ADVERTISING -- 0.4%
        4   ADVO, Inc.                                                               $        145
       11   aQuantive, Inc.*                                                                  106
        4   Catalina Marketing Corp.*                                                          68
       13   R.H. Donnelley Corp.*                                                             581
            -------------------------------------------------------------------------------------
                                                                                              900
            -------------------------------------------------------------------------------------

            AEROSPACE -- 1.8%
       23   Aviall, Inc.*                                                                     439
        3   Curtiss-Wright Corp.                                                              174
       24   Esterline Technologies Corp.*                                                     718
       10   HEICO Corp.                                                                       188
       13   Kaman Corp., Class A                                                              183
       22   Moog, Inc., Class A*                                                              831
       36   Orbital Sciences Corp.*                                                           490
       35   Triumph Group, Inc.*                                                            1,116
            -------------------------------------------------------------------------------------
                                                                                            4,139
            -------------------------------------------------------------------------------------

            AGRICULTURAL PRODUCTION/SERVICES -- 0.1%
       10   Standard Commercial Corp.                                                         186
            -------------------------------------------------------------------------------------

            AIRLINES -- 0.9%
        3   Atlantic Coast Airlines Holdings, Inc.*                                            14
        1   Continental Airlines, Inc., Class B*                                               11
       58   Delta Air Lines, Inc.*                                                            416
       53   ExpressJet Holdings, Inc.*                                                        643
       30   Mesa Air Group, Inc.*                                                             246
        3   Northwest Airlines Corp.*                                                          34
       37   SkyWest, Inc.                                                                     650
            -------------------------------------------------------------------------------------
                                                                                            2,014
            -------------------------------------------------------------------------------------

            APPAREL -- 1.1%
        6   DHB Industries, Inc.*                                                              85
       12   Kellwood Co.                                                                      540
       13   Kenneth Cole Productions, Inc., Class A                                           446
       27   Quiksilver, Inc.*                                                                 633
       47   Tommy Hilfiger Corp. (Hong Kong)*                                                 710
       11   Vans, Inc.*                                                                       216
            -------------------------------------------------------------------------------------
                                                                                            2,630
            -------------------------------------------------------------------------------------

            APPLIANCES & HOUSEHOLD DURABLES -- 0.6%
       15   Furniture Brands International, Inc.                                              376
      128   Jacuzzi Brands, Inc.*                                                           1,031
            -------------------------------------------------------------------------------------
                                                                                            1,407
            -------------------------------------------------------------------------------------

            AUTOMOTIVE -- 1.4%
       27   ArvinMeritor, Inc.                                                       $        529
        8   Bandag, Inc.                                                                      338
       23   Collins & Aikman Corp.*                                                           130
       15   Lithia Motors, Inc., Class A                                                      361
        6   Sonic Automotive, Inc.                                                            137
       25   Tenneco Automotive, Inc.*                                                         324
       22   Tower Automotive, Inc.*                                                            81
       72   Visteon Corp.                                                                     844
       11   Wabash National Corp.*                                                            314
        4   Winnebago Industries, Inc.                                                        130
            -------------------------------------------------------------------------------------
                                                                                            3,188
            -------------------------------------------------------------------------------------

            BANKING -- 8.4%
        4   ABC Bancorp                                                                        77
       10   Amcore Financial, Inc.                                                            299
        2   AmericanWest Bancorp*                                                              40
        1   Bancfirst Corp.                                                                    66
        4   Bank of the Ozarks, Inc.                                                           96
       62   BankAtlantic Bancorp, Inc., Class A                                             1,141
        2   Capital Corp of the West                                                           66
        8   Capitol Bancorp LTD                                                               200
        4   Center Financial Corp.                                                             62
       11   Central Pacific Financial Corp.                                                   308
        5   Chemical Financial Corp.                                                          166
        3   City Holding Co.                                                                  107
        5   City National Corp.                                                               319
        7   Columbia Banking Systems, Inc.                                                    153
        6   Commercial Capital Bancorp, Inc.*                                                 102
       57   Community Bank System, Inc.                                                     1,302
        5   Community Trust Bancorp, Inc.                                                     140
       22   Corus Bankshares, Inc.                                                            897
        6   Dime Community Bancshares                                                         108
       17   First Bancorp (Puerto Rico)                                                       705
        0^^ First Citizens Banc Corp.                                                           6
        7   First Niagara Financial Group, Inc.                                                87
        3   First Republic Bank                                                               116
       23   First State Bancorporation                                                        701
       23   Flagstar Bancorp, Inc.                                                            449
        0^^ Fulton Financial Corp.                                                              4
        6   Glacier Bancorp, Inc.                                                             180
       20   Gold Banc Corp., Inc.                                                             310
       12   Greater Bay Bancorp                                                               344

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            BANKING -- CONTINUED
       12   Hudson River Bancorp                                                     $        201
        6   Humboldt Bancorp                                                                  125
        8   IBERIABANK Corp.                                                                  456
       15   Independent Bank Corp.                                                            381
        1   International Bancshares Corp.                                                     55
       31   Irwin Financial Corp.                                                             810
        2   Macatawa Bank Corp.                                                                47
        8   MB Financial, Inc.                                                                283
        7   Mercantile Bank Corp.                                                             262
        7   Nara Bancorp, Inc.                                                                125
       31   NetBank, Inc.                                                                     341
       11   Oriental Financial Group, Inc. (Puerto Rico)                                      298
        3   Peoples Bancorp, Inc.                                                              90
       26   PrivateBancorp, Inc.                                                              703
       30   Provident Bancorp, Inc.                                                           340
       53   R&G Financial Corp. (Puerto Rico), Class B                                      1,767
       20   Republic Bancorp, Inc.                                                            274
        1   Republic Bancorp, Inc., Class A                                                    26
       15   Santander BanCorp (Puerto Rico)                                                   376
        2   Second Bancorp, Inc.                                                               63
        3   Simmons First National Corp., Class A                                              86
        3   Southwest Bancorp, Inc.                                                            46
        2   State Financial Services Corp., Class A                                            47
        6   Sterling Bancorp                                                                  157
       34   Sterling Bancshares, Inc.                                                         485
       11   Sterling Financial Corp.*                                                         362
        2   Summit Bancshares, Inc.                                                            49
        5   Sun Bancorp, Inc.*                                                                115
        2   Taylor Capital Group, Inc.                                                         33
        3   TriCo Bancshares                                                                   64
       52   W Holding Co., Inc. (Puerto Rico)                                                 887
       28   West Coast Bancorp                                                                591
       18   Westamerica Bancorporation                                                        929
        2   Western Sierra Bancorp*                                                            46
        5   Wintrust Financial Corp.                                                          227
            -------------------------------------------------------------------------------------
                                                                                           19,698
            -------------------------------------------------------------------------------------

            BIOTECHNOLOGY -- 2.5%
       10   Abgenix, Inc.*                                                                    111
       14   Aksys LTD*                                                                         80
        3   Albany Molecular Research, Inc.*                                                   36
        5   Alexion Pharmaceuticals, Inc.*                                                    100
       10   Applera Corp. - Celera Genomics Group*                                   $        120
       31   Ariad Pharmaceuticals, Inc.*                                                      234
        1   Bio-Rad Laboratories, Inc., Class A*                                               82
       13   Cell Genesys, Inc.*                                                               133
       36   Cytogen Corp.*                                                                    574
       32   Cytokinetics, Inc.*                                                               468
        7   Diversa Corp.*                                                                     75
       72   Encysive Pharmaceuticals, Inc.*                                                   610
       10   Enzon Pharmaceuticals, Inc.*                                                      124
        4   Exelixis, Inc.*                                                                    38
      234   Genelabs Technologies*                                                            541
       18   Human Genome Sciences, Inc.*                                                      209
       71   Incyte Genomics, Inc.*                                                            539
        9   Integra LifeSciences Holdings Corp.*                                              324
       16   Maxygen, Inc.*                                                                    172
       25   Regeneration Technologies, Inc.*                                                  270
       27   Seattle Genetics, Inc.*                                                           190
       26   Telik, Inc.*                                                                      613
        8   Transkaryotic Therapies, Inc.*                                                    120
            -------------------------------------------------------------------------------------
                                                                                            5,763
            -------------------------------------------------------------------------------------

            BROADCASTING/CABLE -- 0.4%
       48   Charter Communications, Inc., Class A*                                            187
       40   Mediacom Communications Corp., Class A*                                           312
       14   Saga Communications, Inc., Class A*                                               263
        7   Sinclair Broadcast Group, Inc., Class A                                            73
            -------------------------------------------------------------------------------------
                                                                                              835
            -------------------------------------------------------------------------------------

            BUSINESS SERVICES -- 1.9%
        4   Banta Corp.                                                                       169
       11   CSG Systems International, Inc.*                                                  230
        9   Digital River, Inc.*                                                              277
       18   Dollar Thrifty Automotive Group, Inc.*                                            505
       40   Gartner, Inc., Class A*                                                           533
        2   Gevity HR, Inc.                                                                    55
       10   Harris Interactive, Inc.*                                                          69
       22   Labor Ready, Inc.*                                                                335
       15   Metris Companies, Inc.*                                                           130
       23   Navigant Consulting Co.*                                                          495
        4   Parexel International Corp.*                                                       69
        8   PDI, Inc.*                                                                        255
       11   Pre-Paid Legal Services, Inc.*                                                    257

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            BUSINESS SERVICES -- CONTINUED
       12   Quanta Services, Inc.*                                                   $         74
       46   Spherion Corp.*                                                                   471
       33   TeleTech Holdings, Inc.*                                                          293
        9   Tyler Technologies, Inc.*                                                          85
        2   Valassis Communications, Inc.*                                                     49
            -------------------------------------------------------------------------------------
                                                                                            4,351
            -------------------------------------------------------------------------------------

            CHEMICALS -- 2.1%
       22   Aceto Corp.                                                                       394
       10   Albemarle Corp.                                                                   307
       11   Cabot Microelectronics Corp.*                                                     337
        9   Cytec Industries, Inc.                                                            400
       13   FMC Corp.*                                                                        539
       27   Georgia Gulf Corp.                                                                971
       11   HB Fuller Co.                                                                     298
       25   Hercules, Inc.*                                                                   307
       36   IMC Global, Inc.                                                                  484
        1   Kronos Worldwide, Inc.                                                             21
        9   NewMarket Corp.*                                                                  182
        9   Octel Corp. (United Kingdom)                                                      224
        6   OM Group, Inc.*                                                                   195
        2   Quaker Chemical Corp.                                                              58
       21   W.R. Grace & Co.*                                                                 131
            -------------------------------------------------------------------------------------
                                                                                            4,848
            -------------------------------------------------------------------------------------

            COMPUTER NETWORKS -- 1.1%
       25   Anixter International, Inc.                                                       865
       11   Black Box Corp.                                                                   511
       67   Brocade Communications Systems, Inc.*                                             399
       10   Factset Research Systems, Inc.                                                    477
       13   SafeNet, Inc.*                                                                    357
            -------------------------------------------------------------------------------------
                                                                                            2,609
            -------------------------------------------------------------------------------------

            COMPUTER SOFTWARE -- 4.3%
       10   Ascential Software Corp.*                                                         155
        9   Aspen Technology, Inc.*                                                            68
       21   Atari, Inc.*                                                                       51
       12   CACI International, Inc., Class A*                                                486
        7   Cerner Corp.*                                                                     290
       37   Ciber, Inc.*                                                                      302
       29   Computer Programs & Systems, Inc.                                                 582
        1   Datastream Systems, Inc.*                                                           6
       13   Dendrite International, Inc.*                                                     240
        7   DSP Group, Inc.*                                                         $        193
       18   E.piphany, Inc.*                                                                   88
        7   Echelon Corp.*                                                                     83
        8   EPIQ Systems, Inc.*                                                               113
        5   FileNet Corp.*                                                                    148
       16   Hyperion Solutions Corp.*                                                         712
       13   Informatica Corp.*                                                                101
       16   Intergraph Corp.*                                                                 401
       10   JDA Software Group, Inc.*                                                         130
        4   Kronos, Inc.*                                                                     148
       17   Lexar Media, Inc.*                                                                110
       11   Magma Design Automation, Inc.*                                                    212
        9   Manhattan Associates, Inc.*                                                       266
       27   ManTech International Corp., Class A*                                             509
        7   Manugistics Group, Inc.*                                                           23
        7   MAPICS, Inc.*                                                                      75
       23   Mentor Graphics Corp.*                                                            350
        2   MicroStrategy, Inc., Class A*                                                     102
       14   MRO Software, Inc.*                                                               185
        3   PalmSource, Inc.*                                                                  53
        6   Pegasystems, Inc.*                                                                 53
       24   Per-Se Technologies, Inc.*                                                        348
       17   Perot Systems Corp., Class A*                                                     225
       27   Progress Software Corp.*                                                          585
        1   Quality Systems, Inc.*                                                             44
        7   Quest Software, Inc.*                                                              89
       11   Retek, Inc.*                                                                       65
       62   Secure Computing Corp.*                                                           724
        2   SPSS, Inc.*                                                                        27
        3   SRA International, Inc., Class A*                                                 144
        2   Stratasys, Inc.*                                                                   52
       21   Take-Two Interactive Software, Inc.*                                              656
        3   TALX Corp.                                                                         83
       14   Transaction Systems Architects, Inc.,
            Class A*                                                                          293
        7   webMethods, Inc.*                                                                  57
       25   Wind River Systems, Inc.*                                                         295
            -------------------------------------------------------------------------------------
                                                                                            9,922
            -------------------------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 1.6%
       11   Advanced Digital Information Corp.*                                               102
       25   Agilysys, Inc.                                                                    348

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            COMPUTERS/COMPUTER HARDWARE -- CONTINUED
        2   Concurrent Computer Corp.*                                               $          3
       44   Cray, Inc.*                                                                       289
        8   Dot Hill Systems Corp.*                                                            90
        4   Electronics for Imaging, Inc.*                                                    105
       25   Gateway, Inc.*                                                                    112
       27   Hutchinson Technology, Inc.*                                                      657
        6   Imagistics International, Inc.*                                                   216
       16   Imation Corp.                                                                     659
       17   Komag, Inc.*                                                                      241
       10   PalmOne, Inc.*                                                                    344
        8   RadiSys Corp.*                                                                    152
       60   Silicon Graphics, Inc.*                                                           132
       23   Sykes Enterprises, Inc.*                                                          175
            -------------------------------------------------------------------------------------
                                                                                            3,625
            -------------------------------------------------------------------------------------

            CONSTRUCTION -- 1.4%
       96   Apogee Enterprises, Inc.                                                        1,000
        3   Beazer Homes USA, Inc.                                                            251
       97   Champion Enterprises, Inc.*                                                       893
        5   Dycom Industries, Inc.*                                                           140
       15   Levitt Corp., Class A*                                                            397
        4   Meritage Corp.*                                                                   296
       10   WCI Communities, Inc.*                                                            230
            -------------------------------------------------------------------------------------
                                                                                            3,207
            -------------------------------------------------------------------------------------

            CONSTRUCTION MATERIALS -- 1.5%
        5   Ameron International Corp.                                                        154
        7   Eagle Materials, Inc.                                                             490
       17   ElkCorp                                                                           404
       10   NCI Building Systems, Inc.*                                                       332
        5   Texas Industries, Inc.                                                            222
       49   Universal Forest Products, Inc.                                                 1,593
       13   USG Corp.*                                                                        232
            -------------------------------------------------------------------------------------
                                                                                            3,427
            -------------------------------------------------------------------------------------

            CONSUMER PRODUCTS -- 0.8%
        4   American Greetings Corp., Class A*                                                 88
        2   CSS Industries, Inc.                                                               60
        6   Elizabeth Arden, Inc.*                                                            130
       39   Revlon, Inc., Class A*                                                            114
        5   Stanley Furniture Company, Inc.                                                   211
        3   Toro Co.                                                                          210
       19   Universal Corp.                                                                   983
            -------------------------------------------------------------------------------------
                                                                                            1,796
            -------------------------------------------------------------------------------------

            CONSUMER SERVICES -- 1.0%
       12   Alderwoods Group, Inc. (Canada)*                                         $        148
        9   Arbitron, Inc.*                                                                   340
       32   Exult, Inc.*                                                                      171
        2   MemberWorks, Inc.*                                                                 47
       52   Rent-Way, Inc.*                                                                   468
        9   SOURCECORP, Inc.*                                                                 245
        9   Startek, Inc.                                                                     319
       50   Stewart Enterprises, Inc., Class A*                                               407
       10   The GEO Group, Inc.*                                                              200
            -------------------------------------------------------------------------------------
                                                                                            2,345
            -------------------------------------------------------------------------------------

            DISTRIBUTION -- 0.1%
        5   Building Material Holding Corp.                                                   102
       11   WESCO International, Inc.*                                                        206
            -------------------------------------------------------------------------------------
                                                                                              308
            -------------------------------------------------------------------------------------

            ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.4%
        5   Analogic Corp.                                                                    212
        2   BEI Technologies, Inc.                                                             65
        6   Bel Fuse, Inc., Class B                                                           234
       16   Benchmark Electronics, Inc.*                                                      466
       14   Checkpoint Systems, Inc.*                                                         258
       18   CTS Corp.                                                                         211
       14   Encore Wire Corp.*                                                                397
        1   Innovex, Inc.*                                                                      5
       10   Integrated Electrical Services, Inc.*                                              84
       11   Itron, Inc.*                                                                      248
        7   MTS Systems Corp.                                                                 155
        1   Pemstar, Inc.*                                                                      2
        8   Planar Systems, Inc.*                                                             102
       16   Power-One, Inc.*                                                                  170
       23   Rayovac Corp.*                                                                    657
        8   ROFIN-SINAR Technologies, Inc.*                                                   190
       18   Stoneridge, Inc.*                                                                 303
       16   Sypris Solutions, Inc.                                                            309
       24   Trimble Navigation LTD*                                                           655
       27   TTM Technologies, Inc.*                                                           316
        9   Valence Technology, Inc.*                                                          32
       11   Watts Water Technologies, Inc., Class A                                           302
        4   Zygo Corp.*                                                                        45
            -------------------------------------------------------------------------------------
                                                                                            5,418
            -------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            ENGINEERING SERVICES -- 0.4%
       22   McDermott International, Inc.*                                           $        225
        6   URS Corp.*                                                                        164
       15   Washington Group International, Inc.*                                             542
            -------------------------------------------------------------------------------------
                                                                                              931
            -------------------------------------------------------------------------------------

            ENTERTAINMENT/LEISURE -- 2.5%
       24   AMC Entertainment, Inc.*                                                          370
       11   Ameristar Casinos, Inc.                                                           383
        9   Arctic Cat, Inc.                                                                  251
        9   Argosy Gaming Co.*                                                                320
        5   Aztar Corp.*                                                                      132
        1   Bally Total Fitness Holding Corp.*                                                  4
       18   Callaway Golf Co.                                                                 198
       15   Carmike Cinemas, Inc.*                                                            580
       13   Isle of Capri Casinos, Inc.*                                                      222
       14   K2, Inc.*                                                                         214
        9   Macrovision Corp.*                                                                225
       15   Multimedia Games, Inc.*                                                           397
       18   Navigant International, Inc.*                                                     318
       14   Penn National Gaming, Inc.*                                                       478
       43   Scientific Games Corp., Class A*                                                  826
       22   Thor Industries, Inc.                                                             733
            -------------------------------------------------------------------------------------
                                                                                            5,651
            -------------------------------------------------------------------------------------

            ENVIRONMENTAL SERVICES -- 0.2%
       11   Duratek, Inc.*                                                                    160
        7   Tetra Tech, Inc.*                                                                 116
        4   Waste Connections, Inc.*                                                          125
            -------------------------------------------------------------------------------------
                                                                                              401
            -------------------------------------------------------------------------------------

            FINANCIAL SERVICES -- 1.6%
       13   Accredited Home Lenders Holding Co.*                                              374
        9   Affiliated Managers Group, Inc.*                                                  439
        6   Coinstar, Inc.*                                                                   130
       15   CompuCredit Corp.*                                                                261
        4   eSpeed, Inc., Class A*                                                             77
        4   Euronet Worldwide, Inc.*                                                           95
        4   ITLA Capital Corp.*                                                               166
       46   Knight Trading Group, Inc., Class A*                                              464
       16   New Century Financial Corp.                                                       769
       56   Safeguard Scientifics, Inc.*                                                      129
       17   World Acceptance Corp.*                                                           302
        9   WSFS Financial Corp.                                                              428
            -------------------------------------------------------------------------------------
                                                                                            3,634
            -------------------------------------------------------------------------------------

            FOOD/BEVERAGE PRODUCTS -- 1.0%
       44   Chiquita Brands International, Inc.*                                     $        921
       12   Corn Products International, Inc.                                                 535
        8   Flowers Foods, Inc.                                                               209
        4   J & J Snack Foods Corp.*                                                          167
        9   Sanderson Farms, Inc.                                                             499
            -------------------------------------------------------------------------------------
                                                                                            2,331
            -------------------------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES -- 6.8%
       14   Align Technology, Inc.*                                                           266
        6   Animas Corp.*                                                                     108
       16   Apria Healthcare Group, Inc.*                                                     445
        7   Arrow International, Inc.                                                         194
       19   Beverly Enterprises, Inc.*                                                        167
        7   Biosite, Inc.*                                                                    310
       12   Centene Corp.*                                                                    466
       25   CONMED Corp.*                                                                     690
        8   CTI Molecular Imaging, Inc.*                                                      112
        1   Curative Health Services, Inc.*                                                     4
        9   Diagnostic Products Corp.                                                         409
       74   Encore Medical Corp.*                                                             463
        4   Epix Medical, Inc.*                                                                91
        8   Genesis HealthCare Corp.*                                                         224
       28   Gentiva Health Services*                                                          455
        2   Immucor, Inc.*                                                                     65
       30   Inveresk Research Group, Inc.*                                                    929
        5   Inverness Medical Innovations, Inc.*                                              103
       44   Kindred Healthcare, Inc.*                                                       1,149
       27   Kyphon, Inc.*                                                                     762
       45   Mariner Health Care, Inc.*                                                      1,216
       11   Mentor Corp.                                                                      387
        6   Merit Medical Systems, Inc.*                                                       88
        5   Ocular Sciences, Inc.*                                                            179
      112   Orthovita, Inc.*                                                                  575
       24   Owens & Minor, Inc.                                                               619
       39   Palatin Technologies, Inc.*                                                       165
       15   Pediatrix Medical Group, Inc.*                                                  1,029
        3   Possis Medical, Inc.*                                                             109
       17   Province Healthcare Co.*                                                          292
       40   PSS World Medical, Inc.*                                                          446
        8   Sierra Health Services, Inc.*                                                     371
       19   Sola International, Inc.*                                                         327
       35   Steris Corp.*                                                                     781

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
        4   SurModics, Inc.*                                                         $        106
       11   Symbion, Inc.*                                                                    197
        4   TECHNE Corp.*                                                                     191
       13   United Surgical Partners International, Inc.*                                     521
       14   US Oncology, Inc.*                                                                209
       23   VISX, Inc.*                                                                       615
            -------------------------------------------------------------------------------------
                                                                                           15,835
            -------------------------------------------------------------------------------------

            HOTELS/OTHER LODGING -- 0.1%
       20   La Quinta Corp.*                                                                  171
            -------------------------------------------------------------------------------------

            INDUSTRIAL COMPONENTS -- 0.4%
        6   Hexcel Corp.*                                                                      72
       44   Lennox International, Inc.                                                        787
            -------------------------------------------------------------------------------------
                                                                                              859
            -------------------------------------------------------------------------------------

            INSURANCE -- 2.5%
        3   AmerUs Group Co.                                                                  104
       11   Argonaut Group, Inc.*                                                             200
       42   Delphi Financial Group, Inc., Class A                                           1,852
       24   Direct General Corp.                                                              761
        0^^ FBL Financial Group, Inc., Class A                                                  8
       15   LandAmerica Financial Group, Inc.                                                 596
        3   NYMAGIC, Inc.                                                                      71
       66   PMA Capital Corp., Class A                                                        590
        9   Selective Insurance Group                                                         355
       15   Stewart Information Services Corp.                                                517
        1   The Navigators Group, Inc.*                                                        17
        2   United Fire & Casualty Co.                                                        116
        7   Vesta Insurance Group, Inc.                                                        43
        9   Zenith National Insurance Corp.                                                   437
            -------------------------------------------------------------------------------------
                                                                                            5,667
            -------------------------------------------------------------------------------------

            INTERNET SERVICES/SOFTWARE -- 2.6%
       64   Ariba, Inc.*                                                                      126
       18   AsiaInfo Holdings, Inc. (China)*                                                   96
        1   Blue Coat Systems, Inc.*                                                           44
      102   CMGI, Inc.*                                                                       199
       37   CNET Networks, Inc.*                                                              411
        8   Digital Insight Corp.*                                                            160
       33   Digitas, Inc.*                                                                    364
       35   DoubleClick, Inc.*                                                                272
       77   EarthLink, Inc.*                                                         $        797
        5   Equinix, Inc.*                                                                    176
       53   Homestore, Inc.*                                                                  211
        4   Infospace, Inc.*                                                                  141
       15   Internet Security Systems, Inc.*                                                  227
        2   Interwoven, Inc.*                                                                  19
        9   j2 Global Communications, Inc.*                                                   259
       12   Lionbridge Technologies, Inc.*                                                     95
       50   LookSmart LTD*                                                                    109
       25   Mindspeed Technologies, Inc.*                                                     124
        8   Netegrity, Inc.*                                                                   68
       11   Openwave Systems, Inc.*                                                           145
        4   PC-Tel, Inc.*                                                                      45
        9   Portal Software, Inc.*                                                             33
        8   ProQuest Co.*                                                                     221
       39   SupportSoft, Inc.*                                                                339
       23   United Online, Inc.*                                                              398
       20   Valueclick, Inc.*                                                                 244
       13   WebEx Communications, Inc.*                                                       285
       10   Websense, Inc.*                                                                   361
            -------------------------------------------------------------------------------------
                                                                                            5,969
            -------------------------------------------------------------------------------------

            LEASING -- 0.3%
       24   GATX Corp.                                                                        658
        5   Interpool, Inc.                                                                    83
            -------------------------------------------------------------------------------------
                                                                                              741
            -------------------------------------------------------------------------------------

            MACHINERY & ENGINEERING EQUIPMENT -- 2.3%
       62   Applied Industrial Technologies, Inc.                                           1,871
       14   Astec Industries, Inc.*                                                           268
       11   Cascade Corp.                                                                     340
       15   Flowserve Corp.*                                                                  377
        0^^ Global Power Equipment Group, Inc.*                                                 1
      108   Milacron, Inc.*                                                                   433
        4   NACCO Industries, Inc., Class A                                                   399
        4   Sauer-Danfoss, Inc.                                                                72
        7   Tecumseh Products Co., Class A                                                    280
        7   Thomas Industries, Inc.                                                           226
       16   UNOVA, Inc.*                                                                      314
       15   York International Corp.                                                          620
            -------------------------------------------------------------------------------------
                                                                                            5,201
            -------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            MANUFACTURING -- 2.8%
        9   Albany International Corp., Class A                                      $        312
        8   Armor Holdings, Inc.*                                                             279
       29   Barnes Group, Inc.                                                                829
        6   Cyberoptics Corp.*                                                                156
        7   ESCO Technologies, Inc.*                                                          395
       18   Fleetwood Enterprises, Inc.*                                                      259
       22   Griffon Corp.*                                                                    486
       17   JLG Industries, Inc.                                                              231
       17   Joy Global, Inc.                                                                  500
       17   Lincoln Electric Holdings, Inc.                                                   586
        9   NN, Inc.                                                                          117
        2   Penn Engineering & Manufacturing Corp.                                             39
       23   Quanex Corp.                                                                    1,104
       79   Walter Industries, Inc.                                                         1,076
            -------------------------------------------------------------------------------------
                                                                                            6,369
            -------------------------------------------------------------------------------------

            METALS/MINING -- 0.9%
       51   Commercial Metals Co.                                                           1,649
        5   Mueller Industries, Inc.                                                          165
        8   Valmont Industries, Inc.                                                          174
            -------------------------------------------------------------------------------------
                                                                                            1,988
            -------------------------------------------------------------------------------------

            MULTI-MEDIA -- 0.7%
        4   Digital Generation Systems, Inc.*                                                   6
       11   Emmis Communications Corp., Class A*                                              227
       10   Gray Television, Inc.                                                             138
       27   Insight Communications Co., Inc.*                                                 250
       10   Journal Register Co.*                                                             197
       37   Lodgenet Entertainment Corp.*                                                     610
       21   World Wrestling Entertainment, Inc.                                               269
            -------------------------------------------------------------------------------------
                                                                                            1,697
            -------------------------------------------------------------------------------------

            OFFICE/BUSINESS EQUIPMENT -- 0.5%
        3   General Binding Corp.*                                                             40
       24   Global Imaging Systems, Inc.*                                                     894
        8   United Stationers, Inc.*                                                          330
            -------------------------------------------------------------------------------------
                                                                                            1,264
            -------------------------------------------------------------------------------------

            OIL & GAS -- 5.3%
        7   Black Hills Corp.                                                                 233
       13   Cimarex Energy Co.*                                                               381
        7   Comstock Resources, Inc.*                                                         138
       51   Denbury Resources, Inc.*                                                 $      1,058
       17   Gulf Island Fabrication, Inc.                                                     376
       14   Hanover Compressor Co.*                                                           161
        8   Headwaters, Inc.*                                                                 207
       13   Helmerich & Payne, Inc.                                                           340
       44   Houston Exploration Co.*                                                        2,266
        7   Hydril Co.*                                                                       208
       64   Key Energy Services, Inc.*                                                        602
       13   Lone Star Technologies, Inc.*                                                     367
        4   Magnum Hunter Resources, Inc.*                                                     40
       20   Oceaneering International, Inc.*                                                  699
        9   Oil States International, Inc.*                                                   135
        1   Quicksilver Resources, Inc.*                                                       34
       37   Southern Union Co.*                                                               782
       17   Southwest Gas Corp.                                                               415
       56   Southwestern Energy Co.*                                                        1,591
       10   Stone Energy Corp.*                                                               469
       23   Tesoro Petroleum Corp.*                                                           624
       13   Veritas DGC, Inc.*                                                                308
       29   Vintage Petroleum, Inc.                                                           497
        5   World Fuel Services Corp.                                                         230
            -------------------------------------------------------------------------------------
                                                                                           12,161
            -------------------------------------------------------------------------------------

            PACKAGING -- 1.2%
        9   Chesapeake Corp.                                                                  243
       96   Crown Holdings, Inc.*                                                             956
       37   Silgan Holdings, Inc.                                                           1,478
            -------------------------------------------------------------------------------------
                                                                                            2,677
            -------------------------------------------------------------------------------------

            PAPER/FOREST PRODUCTS -- 0.2%
        7   Schweitzer-Mauduit International, Inc.                                            199
       19   Wausau-Mosinee Paper Corp.                                                        332
            -------------------------------------------------------------------------------------
                                                                                              531
            -------------------------------------------------------------------------------------

            PHARMACEUTICALS -- 3.4%
       22   Able Laboratories, Inc.*                                                          443
       39   Adolor Corp.*                                                                     496
       14   Alkermes, Inc.*                                                                   184
        5   Antigenics, Inc.*                                                                  40
       23   AtheroGenics, Inc.*                                                               444
      337   AVANIR Pharmaceuticals, Class A*                                                  566
        4   Bradley Pharmaceuticals, Inc.*                                                    123

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            PHARMACEUTICALS -- CONTINUED
       13   Connetics Corp.*                                                         $        261
       11   Corixa Corp.*                                                                      49
       42   Cubist Pharmaceuticals, Inc.*                                                     462
       98   Cypress Bioscience, Inc.*                                                       1,348
       18   Dendreon Corp.*                                                                   221
       48   Discovery Laboratories, Inc.*                                                     458
       11   Kos Pharmaceuticals, Inc.*                                                        373
       15   Ligand Pharmaceuticals, Inc., Class B*                                            257
        7   Medicines Co.*                                                                    217
        1   NeighborCare, Inc.*                                                                31
        4   NPS Pharmaceuticals, Inc.*                                                         82
        9   Onyx Pharmaceuticals, Inc.*                                                       360
        8   Par Pharmaceutical Companies, Inc.*                                               296
        5   PolyMedica Corp.                                                                  152
       11   Rigel Pharmaceuticals, Inc.*                                                      158
        3   Tanox, Inc.*                                                                       59
       16   United Therapeutics Corp.*                                                        419
       28   Vertex Pharmaceuticals, Inc.*                                                     306
            -------------------------------------------------------------------------------------
                                                                                            7,805
            -------------------------------------------------------------------------------------

            PRINTING & PUBLISHING -- 0.4%
       34   Bowne & Co., Inc.                                                                 540
       11   John H. Harland Co.                                                               317
            -------------------------------------------------------------------------------------
                                                                                              857
            -------------------------------------------------------------------------------------

            REAL ESTATE -- 0.1%
        4   LNR Property Corp.                                                                195
            -------------------------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUST -- 6.8%
        3   Alexandria Real Estate Equities, Inc.                                             172
       29   American Financial Realty Trust                                                   414
       52   American Home Mortgage Investment Corp.                                         1,355
       62   Anthracite Capital, Inc.                                                          745
       23   Bedford Property Investors, Inc.                                                  661
       17   Capital Automotive Real Estate
            Investment Trust                                                                  496
       61   CarrAmerica Realty Corp.                                                        1,832
       13   Entertainment Properties Trust                                                    465
       76   Equity Inns, Inc.                                                                 707
       14   Gables Residential Trust                                                          466
       32   Glenborough Realty Trust, Inc.                                                    584
       58   Government Properties Trust, Inc.                                                 604
       16   Highwoods Properties, Inc.                                                        364
       13   IMPAC Mortgage Holdings, Inc.                                            $        284
       33   InnKeepers USA Trust                                                              341
        7   LaSalle Hotel Properties                                                          181
       29   Lexington Corporate Properties Trust                                              578
       30   LTC Properties, Inc.                                                              496
       47   Meristar Hospitality Corp.*                                                       318
       29   MFA Mortgage Investments, Inc.                                                    255
       32   Mid-America Apartment
            Communities, Inc.                                                               1,216
        4   National Health Investors, Inc.                                                   117
       20   NovaStar Financial, Inc.                                                          771
        5   Parkway Properties, Inc.                                                          204
       28   Pennsylvania Real Estate Investment Trust                                         942
       23   RAIT Investment Trust                                                             557
       19   Saul Centers, Inc.                                                                597
        7   Tanger Factory Outlet Centers, Inc.                                               289
            -------------------------------------------------------------------------------------
                                                                                           16,011
            -------------------------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES -- 1.5%
       24   CBRL Group, Inc.                                                                  747
        4   CEC Entertainment, Inc.*                                                          106
       12   CKE Restaurants, Inc.*                                                            161
        2   Jack in the Box, Inc.*                                                             50
       53   Landry's Restaurants, Inc.                                                      1,588
        8   Rare Hospitality International, Inc.*                                             192
       37   Ryan's Restaurant Group, Inc.*                                                    588
            -------------------------------------------------------------------------------------
                                                                                            3,432
            -------------------------------------------------------------------------------------

            RETAILING -- 5.3%
        8   1-800-FLOWERS.COM, Inc., Class A*                                                  63
       55   Aaron Rents, Inc.                                                               1,829
       40   Aeropostale, Inc.*                                                              1,082
       29   Asbury Automotive Group, Inc.*                                                    428
       26   Brookstone, Inc.*                                                                 527
        6   Brown Shoe Co., Inc.                                                              225
       59   Cash America International, Inc.                                                1,352
        7   Charlotte Russe Holding, Inc.*                                                    152
       97   Charming Shoppes, Inc.*                                                           870
        3   Electronics Boutique Holdings Corp.*                                               79
       11   Genesco, Inc.*                                                                    255
       22   Goody's Family Clothing, Inc.                                                     227
        4   Group 1 Automotive, Inc.*                                                         126
       41   Hollywood Entertainment Corp.*                                                    552

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            RETAILING -- CONTINUED
       10   Hot Topic, Inc.*                                                         $        213
       13   Insight Enterprises, Inc.*                                                        236
        2   Jo-Ann Stores, Inc.*                                                               50
        2   Linens `N Things, Inc.*                                                            62
       10   MarineMax, Inc.*                                                                  281
        2   Movado Group, Inc.                                                                 35
        6   Movie Gallery, Inc.                                                               111
        4   Nash-Finch Co.                                                                     98
        1   Party City Corp.*                                                                   9
       10   Pathmark Stores, Inc.*                                                             75
       22   ShopKo Stores, Inc.*                                                              315
       30   Stein Mart, Inc.*                                                                 488
       10   The Children's Place Retail Stores, Inc.*                                         226
       26   The J. Jill Group, Inc.*                                                          620
       20   The Pantry, Inc.*                                                                 427
        4   The Sports Authority, Inc.*                                                       140
        6   Trans World Entertainment Corp.*                                                   61
        7   United Auto Group, Inc.                                                           227
       52   Winn-Dixie Stores, Inc.                                                           372
       13   Zale Corp.*                                                                       349
            -------------------------------------------------------------------------------------
                                                                                           12,162
            -------------------------------------------------------------------------------------

            SEMI-CONDUCTORS -- 3.7%
        7   Actel Corp.*                                                                      135
        4   Artisan Components, Inc.*                                                         101
        8   Asyst Technologies, Inc.*                                                          80
        5   ATMI, Inc.*                                                                       147
       41   Axcelis Technologies, Inc.*                                                       509
        2   Bookham Technology PLC
            (United Kingdom), ADR*                                                              2
       16   Brooks Automation, Inc.*                                                          312
        1   Ceva, Inc.*                                                                         4
       11   ChipPAC, Inc., Class A*                                                            71
       22   Cirrus Logic, Inc.*                                                               134
       34   Credence Systems Corp.*                                                           466
       13   Cymer, Inc.*                                                                      468
        7   Diodes, Inc.*                                                                     163
       17   ESS Technology, Inc.*                                                             177
        6   Exar Corp.*                                                                        91
        5   Genesis Microchip, Inc.*                                                           69
       30   Integrated Silicon Solutions, Inc.*                                               368
        8   IXYS Corp.*                                                                        63
        7   Kopin Corp.*                                                             $         37
       31   Kulicke & Soffa Industries, Inc.*                                                 345
       14   Lattice Semiconductor Corp.*                                                      100
       17   LTX Corp.*                                                                        182
       19   Mattson Technology, Inc.*                                                         227
       19   Microsemi Corp.*                                                                  268
        6   MKS Instruments, Inc.*                                                            128
       16   Mykrolis Corp.*                                                                   280
       11   Omnivision Technologies, Inc.*                                                    182
       95   ON Semiconductor Corp.*                                                           476
       21   Photronics, Inc.*                                                                 394
       21   Pixelworks, Inc.*                                                                 314
        5   Power Integrations, Inc.*                                                         134
       13   Semitool, Inc.*                                                                   149
       22   Silicon Image, Inc.*                                                              288
       42   Silicon Storage Technology, Inc.*                                                 430
        2   Siliconix, Inc.*                                                                  114
       28   Skyworks Solutions, Inc.*                                                         242
        4   Supertex, Inc.*                                                                    60
       31   Transmeta Corp.*                                                                   68
        3   Ultratech, Inc.*                                                                   41
        7   Varian Semiconductor Equipment
            Associates, Inc.*                                                                 266
       63   Vitesse Semiconductor Corp.*                                                      308
        1   White Electronic Designs Corp.*                                                     4
        5   Xicor, Inc.*                                                                       82
        8   Zoran Corp.*                                                                      143
            -------------------------------------------------------------------------------------
                                                                                            8,622
            -------------------------------------------------------------------------------------

            SHIPPING/TRANSPORTATION -- 0.1%
       10   Swift Transportation Co., Inc.*                                                   176
            -------------------------------------------------------------------------------------

            STEEL -- 0.7%
        6   Gibraltar Steel Corp.                                                             190
       12   Reliance Steel & Aluminum Co.                                                     490
        5   Schnitzer Steel Industries, Inc., Class A                                         175
       25   Steel Dynamics, Inc.*                                                             710
            -------------------------------------------------------------------------------------
                                                                                            1,565
            -------------------------------------------------------------------------------------

            TELECOMMUNICATIONS -- 2.5%
       18   Aeroflex, Inc.*                                                                   256
        1   Aether Systems, Inc.*                                                               2

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            TELECOMMUNICATIONS -- CONTINUED
       55   Alamosa Holdings, Inc.*                                                  $        402
       32   Arris Group, Inc.*                                                                191
       25   Aspect Communications*                                                            358
       11   Boston Communications Group*                                                      109
       24   Centennial Communications Corp.*                                                  169
      107   Cincinnati Bell, Inc.*                                                            477
        4   Commonwealth Telephone
            Enterprises, Inc.*                                                                157
        4   Computer Network Technology Corp.*                                                 26
       19   CT Communications, Inc.                                                           286
       22   Extreme Networks, Inc.*                                                           120
       46   Finisar Corp.*                                                                     90
        8   Hypercom Corp.*                                                                    66
        3   Interdigital Communications Corp.*                                                 55
        9   Intrado, Inc.*                                                                    142
       32   MasTec, Inc.*                                                                     174
       36   MRV Communications, Inc.*                                                          98
        1   Network Equipment Technologies, Inc.*                                               4
       36   Primus Telecommunications GP*                                                     183
      137   PTEK Holdings, Inc.*                                                            1,575
        2   Raindance Communications, Inc.*                                                     5
       35   Symmetricom, Inc.*                                                                310
        9   Talk America Holdings, Inc.*                                                       71
       15   Tekelec*                                                                          274
       23   Time Warner Telecom, Inc., Class A*                                                98
       22   Westell Technologies, Inc., Class A*                                              110
            -------------------------------------------------------------------------------------
                                                                                            5,808
            -------------------------------------------------------------------------------------

            TELECOMMUNICATIONS EQUIPMENT -- 0.9%
        5   Audiovox Corp., Class A*                                                           79
       19   C-COR.net Corp.*                                                                  192
        1   Centillium Communications, Inc.*                                                    2
        3   Comtech Telecommunications*                                                        61
      120   Corvis Corp.*                                                                     169
        7   Ditech Communications Corp.*                                                      152
       24   Inter-Tel, Inc.                                                                   592
       16   Remec, Inc.*                                                                       98
       54   RF Micro Devices, Inc.*                                                           404
       45   Sonus Networks, Inc.*                                                             215
       14   Terayon Communications Systems, Inc.*                                              33
        0^^ Tollgrade Communications, Inc.*                                                     3
            -------------------------------------------------------------------------------------
                                                                                            2,000
            -------------------------------------------------------------------------------------

            TEXTILES -- 0.2%
        8   Angelica Corp.                                                           $        198
       11   UniFirst Corp.                                                                    317
            -------------------------------------------------------------------------------------
                                                                                              515
            -------------------------------------------------------------------------------------

            TIRE & RUBBER -- 0.4%
       42   Cooper Tire & Rubber Co.                                                          966
            -------------------------------------------------------------------------------------

            TOYS & GAMES -- 0.7%
        9   Action Performance Companies, Inc.                                                131
       34   RC2 Corp.*                                                                      1,211
        8   Steinway Musical Instruments, Inc.*                                               291
            -------------------------------------------------------------------------------------
                                                                                            1,633
            -------------------------------------------------------------------------------------

            TRANSPORTATION -- 1.5%
       23   Genesee & Wyoming, Inc., Class A*                                                 552
        9   Offshore Logistics, Inc.*                                                         256
        5   Old Dominion Freight Line*                                                        139
       16   Overseas Shipholding Group, Inc.                                                  684
       24   RailAmerica, Inc.*                                                                352
       30   SCS Transportation, Inc.*                                                         797
        9   The Greenbrier Companies, Inc.*                                                   177
        5   US Xpress Enterprises, Inc.*                                                       72
       24   Werner Enterprises, Inc.                                                          504
            -------------------------------------------------------------------------------------
                                                                                            3,533
            -------------------------------------------------------------------------------------

            UTILITIES -- 2.0%
       23   Aquila, Inc.*                                                                      82
       18   Atmos Energy Corp.                                                                471
       17   Avista Corp.                                                                      313
       63   CMS Energy Corp.*                                                                 574
       17   El Paso Electric Co.*                                                             255
        1   MGE Energy, Inc.                                                                   42
       23   New Jersey Resources Corp.                                                        970
        0^^ Nicor, Inc.                                                                        10
       32   PNM Resources, Inc.                                                               658
        1   SEMCO Energy, Inc.                                                                  3
       53   Sierra Pacific Resources*                                                         411
        5   South Jersey Industries, Inc.                                                     238
        1   UIL Holdings Corp.                                                                 68
       23   UniSource Energy Corp.                                                            562
            -------------------------------------------------------------------------------------
                                                                                            4,657
            -------------------------------------------------------------------------------------
            Total Common Stocks                                                           226,631
            (Cost $208,622)
            -------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            INVESTMENT COMPANY -- 0.2%
       26   Technology Investment Capital Corp.                                      $        355
            (Cost $373)
            -------------------------------------------------------------------------------------
            Total Long-Term Investments                                                   226,986
            (Cost $208,995)
            -------------------------------------------------------------------------------------

PRINCIPAL
AMOUNT
-------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.5%

            U.S. TREASURY SECURITY -- 0.1%
$     225   U.S. Treasury Note, 2.13%, 10/31/04 @                                    $        225
            (Cost $225)
            -------------------------------------------------------------------------------------

            MONEY MARKET FUND -- 1.4%
    3,331   JPMorgan Prime Money Market Fund (a) +                                   $      3,331
            (Cost $3,331)
            -------------------------------------------------------------------------------------
            Total Short-Term Investments                                                    3,556
            (Cost 3,556)
            -------------------------------------------------------------------------------------
            TOTAL INVESTMENTS-- 100.0%                                               $    230,542
            (COST $212,551)
            -------------------------------------------------------------------------------------

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                                     NOTIONAL          UNREALIZED
NUMBER OF                                                                            VALUE AT         APPRECIATION
CONTRACTS   DESCRIPTION                                         EXPIRATION DATE    6/30/04 (USD)   (DEPRECIATION)(USD)
----------------------------------------------------------------------------------------------------------------------
            LONG FUTURES OUTSTANDING
10          Russell 2000 Index                                  September, 2004      $   2,962            $    51

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS            AS OF JUNE 30, 2004              (UNAUDITED)
(Amounts in thousands)

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.2%

            COMMON STOCKS -- 99.2%

            AIRLINES -- 2.0%
        5   Republic Airways Holdings, Inc.*                                         $         69
        5   SkyWest, Inc.                                                                      90
            -------------------------------------------------------------------------------------
                                                                                              159
            -------------------------------------------------------------------------------------

            APPLIANCES & HOUSEHOLD DURABLES -- 0.8%
        8   Jacuzzi Brands, Inc.*                                                              66
            -------------------------------------------------------------------------------------

            AUTOMOTIVE -- 0.9%
        2   Winnebago Industries, Inc.                                                         73
            -------------------------------------------------------------------------------------

            BANKING -- 2.7%
        2   East-West Bancorp, Inc.                                                            60
        2   MB Financial, Inc.                                                                 77
        2   Texas Regional Bancshares, Inc., Class A                                           76
            -------------------------------------------------------------------------------------
                                                                                              213
            -------------------------------------------------------------------------------------

            BIOTECHNOLOGY -- 2.2%
        2   Cytokinetics, Inc.*                                                                36
        6   Encysive Pharmaceuticals, Inc.*                                                    53
        5   Incyte Genomics, Inc.* (l)                                                         42
        2   Telik, Inc.*                                                                       42
            -------------------------------------------------------------------------------------
                                                                                              173
            -------------------------------------------------------------------------------------

            BROADCASTING/CABLE -- 0.6%
        2   Salem Communications Corp., Class A*                                               49
            -------------------------------------------------------------------------------------

            BUSINESS SERVICES -- 1.5%
        3   Alliance Data Systems Corp.*                                                      120
            -------------------------------------------------------------------------------------

            COMPUTER SOFTWARE -- 9.2%
       11   Aspen Technology, Inc.*                                                            79
        3   DSP Group, Inc.*                                                                   80
        5   Epicor Software Corp.*                                                             76
        2   Hyperion Solutions Corp.*                                                          87
       11   Lawson Software, Inc.*                                                             79
        4   Packeteer, Inc.* (l)                                                               65
        4   Serena Software, Inc.* (l)                                                         82
        3   Verint Systems, Inc.*                                                             108
        6   Witness Systems, Inc.*                                                             67
            -------------------------------------------------------------------------------------
                                                                                              723
            -------------------------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 2.7%
        4   Electronics for Imaging, Inc.*                                           $        109
        3   Tech Data Corp.*                                                                  103
            -------------------------------------------------------------------------------------
                                                                                              212
            -------------------------------------------------------------------------------------

            CONSTRUCTION -- 0.7%
        6   Champion Enterprises, Inc.*                                                        55
            -------------------------------------------------------------------------------------

            CONSUMER SERVICES -- 4.6%
        6   Jackson Hewitt Tax Service, Inc.* (l)                                             104
        2   Laureate Education, Inc.*                                                          78
        3   Ritchie Bros. Auctioneers, Inc. (Canada) (l)                                       82
        3   Startek, Inc.                                                                      98
            -------------------------------------------------------------------------------------
                                                                                              362
            -------------------------------------------------------------------------------------

            ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.5%
        6   Integrated Electrical Services, Inc.*                                              47
        6   TTM Technologies, Inc.*                                                            74
            -------------------------------------------------------------------------------------
                                                                                              121
            -------------------------------------------------------------------------------------

            ENTERTAINMENT/LEISURE -- 6.4%
        3   Boyd Gaming Corp.                                                                  66
        2   Carmike Cinemas, Inc.*                                                             79
        3   Gaylord Entertainment Co.*                                                         83
        4   K2, Inc.*                                                                          59
        7   LIFE TIME FITNESS, Inc.*                                                          143
        4   Scientific Games Corp., Class A*                                                   77
            -------------------------------------------------------------------------------------
                                                                                              507
            -------------------------------------------------------------------------------------

            FINANCIAL SERVICES -- 2.8%
        2   Affiliated Managers Group, Inc.* (l)                                               97
        2   Greenhill & Co., Inc.*                                                             39
        2   National Financial Partners Corp.                                                  85
            -------------------------------------------------------------------------------------
                                                                                              221
            -------------------------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES -- 11.8%
        3   Abaxis, Inc.*                                                                      56
        2   Cooper Companies, Inc.                                                            113
        3   Covance, Inc.*                                                                    106
        2   Kyphon, Inc.* (l)                                                                  61
        4   Psychiatric Solutions, Inc.*                                                      103
        2   Sunrise Assisted Living, Inc.* (l)                                                 72
        6   TriPath Imaging, Inc.*                                                             57

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
        3   United Surgical Partners International, Inc.* (l)                        $         99
        2   VCA Antech, Inc.*                                                                  75
        2   Ventana Medical Systems, Inc.*                                                     74
        3   Wright Medical Group, Inc.*                                                       110
            -------------------------------------------------------------------------------------
                                                                                              926
            -------------------------------------------------------------------------------------

            INSURANCE -- 2.2%
        3   Infinity Property & Casualty Corp.                                                 87
        3   ProAssurance Corp.*                                                                89
            -------------------------------------------------------------------------------------
                                                                                              176
            -------------------------------------------------------------------------------------

            INTERNET SERVICES/SOFTWARE -- 1.8%
        2   Equinix, Inc.*                                                                     83
       12   Mindspeed Technologies, Inc.*                                                      60
            -------------------------------------------------------------------------------------
                                                                                              143
            -------------------------------------------------------------------------------------

            MANUFACTURING -- 0.9%
        8   General Cable Corp.* (l)                                                           68
            -------------------------------------------------------------------------------------

            METALS/MINING -- 1.2%
        3   Arch Coal, Inc. (l)                                                                93
            -------------------------------------------------------------------------------------

            MULTI-MEDIA -- 1.4%
        8   Gray Television, Inc.                                                             107
            -------------------------------------------------------------------------------------

            OFFICE/BUSINESS EQUIPMENT -- 1.3%
        3   Global Imaging Systems, Inc.*                                                      99
            -------------------------------------------------------------------------------------

            OIL & GAS -- 4.4%
        2   Headwaters, Inc.*                                                                  56
        2   Newfield Exploration Co.*                                                          92
        3   Unit Corp.*                                                                       100
        3   Universal Compression Holding, Inc.*                                               97
        0^^ XTO Energy, Inc.                                                                    0^^
            -------------------------------------------------------------------------------------
                                                                                              345
            -------------------------------------------------------------------------------------

            PHARMACEUTICALS -- 8.1%
        2   Able Laboratories, Inc.*                                                           43
        3   Adolor Corp.*                                                                      36
        3   Alkermes, Inc.* (l)                                                                38
        2   AtheroGenics, Inc.*                                                                42
        2   Connetics Corp.*                                                         $         35
        5   Cubist Pharmaceuticals, Inc.*                                                      51
        3   CV Therapeutics, Inc.*                                                             48
        4   Cypress Bioscience, Inc.*                                                          54
        3   Discovery Laboratories, Inc.*                                                      31
        3   Nabi Biopharmaceuticals*                                                           38
        3   NBTY, Inc.*                                                                        90
        1   Onyx Pharmaceuticals, Inc.*                                                        32
        1   Pharmion Corp.*                                                                    24
        1   Taro Pharmaceutical Industries LTD (Israel)* (l)                                   37
        1   United Therapeutics Corp.*                                                         35
            -------------------------------------------------------------------------------------
                                                                                              634
            -------------------------------------------------------------------------------------

            PRINTING & PUBLISHING -- 0.7%
        2   Information Holdings, Inc.*                                                        56
            -------------------------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUST -- 1.2%
        2   American Financial Realty Trust                                                    32
        3   Global Signal, Inc.                                                                61
            -------------------------------------------------------------------------------------
                                                                                               93
            -------------------------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES -- 2.0%
        7   CKE Restaurants, Inc.* (l)                                                         91
        2   Ruby Tuesday, Inc.                                                                 65
            -------------------------------------------------------------------------------------
                                                                                              156
            -------------------------------------------------------------------------------------

            RETAILING -- 6.7%
        3   Aeropostale, Inc.*                                                                 77
        1   CDW Corp.                                                                          73
        4   Genesco, Inc.*                                                                     90
        2   Guitar Center, Inc.* (l)                                                           78
        3   Pacific Sunwear of California, Inc.*                                               53
        3   PETCO Animal Supplies, Inc.*                                                       81
        1   Urban Outfitters, Inc.* (l)                                                        76
            -------------------------------------------------------------------------------------
                                                                                              528
            -------------------------------------------------------------------------------------

            SEMI-CONDUCTORS -- 7.0%
        4   Artisan Components, Inc.*                                                         105
        6   Axcelis Technologies, Inc.*                                                        68
        5   Credence Systems Corp.* (l)                                                        72
        2   Cymer, Inc.*                                                                       73
        7   Entegris, Inc.*                                                                    80

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                                          VALUE
-------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            SEMI-CONDUCTORS -- CONTINUED
        9   Mattson Technology, Inc.*                                                $        104
        9   Staktek Holdings, Inc.*                                                            45
            -------------------------------------------------------------------------------------
                                                                                              547
            -------------------------------------------------------------------------------------

            SHIPPING/TRANSPORTATION -- 1.1%
        2   UTI Worldwide, Inc. (Virgin Islands)                                               90
            -------------------------------------------------------------------------------------

            TELECOMMUNICATIONS -- 6.0%
        9   Aeroflex, Inc.*                                                                   125
        5   Atheros Communications, Inc.*                                                      52
       16   LCC International, Inc.*                                                           78
        8   Nextel Partners, Inc., Class A*                                                   120
        5   Tekelec*                                                                           97
            -------------------------------------------------------------------------------------
                                                                                              472
            -------------------------------------------------------------------------------------

            TELECOMMUNICATIONS EQUIPMENT -- 1.8%
        6   C-COR.net Corp.*                                                                   61
        3   Inter-Tel, Inc.                                                                    77
            -------------------------------------------------------------------------------------
                                                                                              138
            -------------------------------------------------------------------------------------

            TRANSPORTATION -- 1.0%
        3   Sirva, Inc.*                                                                       79
            -------------------------------------------------------------------------------------
            Total Common Stocks                                                             7,804
            (Cost $6,566)
            -------------------------------------------------------------------------------------

            MONEY MARKET FUND -- 0.8%
       63   JPMorgan Prime Money Market Fund (a)                                     $         63
            (Cost $63)
            -------------------------------------------------------------------------------------
            TOTAL INVESTMENTS-- 100.0%                                               $      7,867
            (COST $6,629)

SHARES      COLLATERAL INVESTMENTS                                                          VALUE
-------------------------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
      447   AIM Short Term Investment Co.                                            $        447
      315   Barclays Global Investors Prime
            Money Market Fund                                                                 315
            -------------------------------------------------------------------------------------
                                                                                              762
            -------------------------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
-------------------------------------------------------------------------------------------------
            REPURCHASE AGREEMENT (c)
$     500   Morgan Stanley, 1.52%, due 07/01/04,
            dated 06/30/04, proceeds $500, secured
            by U.S. Government Agency Securities                                              500
            -------------------------------------------------------------------------------------
                                                                                     $      1,262
            -------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

Abbreviations

*    -- Non-income producing security.

^^   -- Amount rounds to less than one thousand.

@    -- Security is fully or partially segregated with brokers as initial margin for futures contracts

+    -- All or portion of this security is segregated with the custodian for futures contracts

(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by J. P. Morgan Investment Management, Inc.

(c)  -- Investment of cash collateral for portfolio securities on loan.

(l) -- Security, or portion of a security, has been delivered to counterparty as part of security lending transaction.

ADR  -- American Depository Receipt.

USD  -- United States Dollar

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMORGAN FUNDS

STATEMENT OF ASSETS
AND LIABILITIES                AS OF JUNE 30, 2004                   (UNAUDITED)
(Amounts in thousands, except per share amounts)

                                                   DYNAMIC           MID CAP           MID CAP           MID CAP         SMALL CAP
                                                 SMALL CAP            EQUITY            GROWTH             VALUE            EQUITY
                                                      FUND              FUND              FUND              FUND              FUND
ASSETS
Investments in non-affiliates, at value    $       205,467   $       204,559   $        59,083   $     1,708,820   $       767,959
Investments in affiliates, at value                  3,910             5,816             1,255            81,279            12,546
----------------------------------------------------------------------------------------------------------------------------------
Total investment securities, at value              209,377           210,375            60,338         1,790,099           780,505
----------------------------------------------------------------------------------------------------------------------------------
Investments held as collateral for
securities lending program                          45,870            12,986             9,612           103,365           140,960
Cash                                                    --                 6                --                86                19
Receivables:
    Investment securities sold                         957             5,523             2,448            14,758                --
    Fund shares sold                                   651               192                 6            21,425             2,068
    Interest and dividends                              35               114                11             1,485               392
    Securities lending (net)                             5                 2                 1                14                16
----------------------------------------------------------------------------------------------------------------------------------
Total Assets                                       256,895           229,198            72,416         1,931,232           923,960
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payables:
    Due to custodian                                    --                --                 8                --                --
    Distributions                                       --               307                --                --                --
    Investment securities purchased                  1,803             6,651             3,140             4,603             2,387
    Collateral for securities
    lending program                                 45,870            12,986             9,612           103,365           140,960
    Fund shares redeemed                               322                 6                31             2,015               941
Accrued liabilities:
    Investment advisory fees                           108               109                24               811               400
    Administration fees                                 22                21                 2               140                86
    Shareholder servicing fees                          18                 8                 3               145                10
    Distribution fees                                   76                --                13               302                28
    Custodian fees                                      11                 5                 9                28                31
    Trustees' fees - deferred
    compensation plan                                    8                 7                 1                 4                33
    Other                                              120                44                50                35               139
----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                   48,358            20,144            12,893           111,448           145,015
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                 $       208,537   $       209,054   $        59,523   $     1,819,784   $       778,945
----------------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                   DYNAMIC           MID CAP           MID CAP           MID CAP         SMALL CAP
                                                 SMALL CAP            EQUITY            GROWTH             VALUE            EQUITY
                                                      FUND              FUND              FUND              FUND              FUND
NET ASSETS
Paid in capital                                    194,055           149,689           305,954         1,624,493           507,675
Accumulated undistributed
(overdistributed) net investment income             (1,359)                3              (134)            2,922            (1,311)
Accumulated net realized gain (loss)
on investments and futures                         (27,768)           18,133          (256,955)           20,182            87,147
Net unrealized appreciation
(depreciation) of investments
and futures                                         43,609            41,229            10,658           172,187           185,434
----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                           $       208,537   $       209,054   $        59,523   $     1,819,784   $       778,945
----------------------------------------------------------------------------------------------------------------------------------
    Class A                                $        98,955   $            --   $        56,554   $       632,827   $        88,547
    Class B                                $        62,767   $            --   $         2,969   $       101,246   $        21,824
    Class C                                $        31,593   $            --   $            --   $       208,261   $            --
    Institutional                          $            --   $            --   $            --   $       684,702   $            --
    Select                                 $        15,222   $       209,054   $            --   $       192,748   $       668,574
----------------------------------------------------------------------------------------------------------------------------------
Total                                      $       208,537   $       209,054   $        59,523   $     1,819,784   $       778,945
----------------------------------------------------------------------------------------------------------------------------------

Shares of beneficial interest
outstanding ($0.001 par value;
unlimited number of shares authorized):
    Class A                                          5,625                --            10,595            31,639             3,339
    Class B                                          3,759                --               574             5,145               891
    Class C                                          1,895                --                --            10,563                --
    Institutional                                       --                --                --            33,863                --
    Select                                             847             6,199                --             9,579            24,068
Net Asset Value:
    Class A (and redemption price)         $         17.59   $            --   $          5.34   $         20.00   $         26.52
    Class B*                               $         16.70   $            --   $          5.17   $         19.68   $         24.49
    Class C*                               $         16.67   $            --   $            --   $         19.72   $            --
    Institutional (and redemption price)   $            --   $            --   $            --   $         20.22   $            --
    Select (and redemption price)          $         17.96   $         33.72   $            --   $         20.12   $         27.78
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.25%)                              $         18.66   $            --   $          5.67   $         21.22   $         28.14
Cost of investments                        $       165,768   $       169,146   $        49,680   $     1,617,912   $       595,071
----------------------------------------------------------------------------------------------------------------------------------
Investment securities on loan, at value    $        45,381   $        12,691   $         9,451   $       101,650   $       139,945
----------------------------------------------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       TRUST                          U.S. SMALL
                                                 SMALL CAP         SMALL CAP        U.S. SMALL           COMPANY
                                                    GROWTH            EQUITY           COMPANY     OPPORTUNITIES
                                                      FUND              FUND              FUND              FUND
ASSETS
Investments in non-affiliates, at value    $         4,737   $       357,594   $       227,211   $         7,804
Investments in affiliates, at value                     33             4,242             3,331                63
----------------------------------------------------------------------------------------------------------------
Total investment securities, at value                4,770           361,836           230,542             7,867
----------------------------------------------------------------------------------------------------------------
Investments held as collateral for
securities lending program                           1,124            89,806                --             1,262
Cash                                                    --                39               506                --
Receivables:
    Investment securities sold                         135                --            22,387             1,721
    Fund shares sold                                    --^                8                56                 1
    Interest and dividends                               1               133               140                 1
    Variation margin                                    --                --                16                --
    Securities lending (net)                            --^                7                --                --^
    Expense reimbursements                              15                --                --                 7
----------------------------------------------------------------------------------------------------------------
Total Assets                                         6,045           451,829           253,647            10,859
----------------------------------------------------------------------------------------------------------------

LIABILITIES
Payables:
    Investment securities purchased                    156                --            23,152               269
    Collateral for securities
    lending program                                  1,124            89,806                --             1,262
    Fund shares redeemed                                --               242             1,258             1,548
Accrued liabilities:
    Investment advisory fees                            --               145               112                --
    Administration fees                                 --                26                23                --
    Shareholder servicing fees                          --                --                16                --
    Distribution fees                                   --^               --                --                --
    Custodian fees                                      14                12                16                 5
    Trustees' fees - deferred
    compensation plan                                   --^               22                 1                 1
    Other                                               37                38                64                23
----------------------------------------------------------------------------------------------------------------
Total Liabilities                                    1,331            90,291            24,642             3,108
----------------------------------------------------------------------------------------------------------------
NET ASSETS                                 $         4,714   $       361,538   $       229,005   $         7,751
----------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       TRUST                          U.S. SMALL
                                                 SMALL CAP         SMALL CAP        U.S. SMALL           COMPANY
                                                    GROWTH            EQUITY           COMPANY     OPPORTUNITIES
                                                      FUND              FUND              FUND              FUND
NET ASSETS
Paid in capital                                      5,050           227,256           187,367           164,127
Accumulated undistributed
(overdistributed) net investment income                (16)             (197)             (251)              (35)
Accumulated net realized gain (loss)
on investments and futures                          (1,208)           45,786            23,847          (157,579)
Net unrealized appreciation
(depreciation) of investments
and futures                                            888            88,693            18,042             1,238
----------------------------------------------------------------------------------------------------------------
Total Net Assets                           $         4,714   $       361,538   $       229,005   $         7,751
----------------------------------------------------------------------------------------------------------------
    Class A                                $         1,014   $            --   $            --   $            --
    Class B                                $            --   $            --   $            --   $            --
    Class C                                $            --   $            --   $            --   $            --
    Institutional                          $         3,418   $            --   $       111,668   $            --
    Select                                 $           282   $       361,538   $       117,337   $         7,751
----------------------------------------------------------------------------------------------------------------
Total                                      $         4,714   $       361,538   $       229,005   $         7,751
----------------------------------------------------------------------------------------------------------------

Shares of beneficial interest
outstanding ($0.001 par value;
unlimited number of shares authorized):
    Class A                                            123                --                --                --
    Class B                                             --                --                --                --
    Class C                                             --                --                --                --
    Institutional                                      406                --             7,927                --
    Select                                              34             7,335             8,320               804
Net Asset Value:
    Class A (and redemption price)         $          8.21   $            --   $            --   $            --
    Class B*                               $            --   $            --   $            --   $            --
    Class C*                               $            --   $            --   $            --   $            --
    Institutional (and redemption price)   $          8.43   $            --   $         14.09   $            --
    Select (and redemption price)          $          8.35   $         49.29   $         14.10   $          9.64
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.25%)                              $          8.71   $            --   $            --   $            --
Cost of investments                        $         3,882   $       273,143   $       212,551   $         6,629
----------------------------------------------------------------------------------------------------------------
Investment securities on loan, at value    $         1,103   $        88,655   $            --   $         1,167
----------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.
* Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF
OPERATIONS           FOR THE SIX MONTHS ENDED JUNE 30, 2004          (UNAUDITED)
(Amounts in thousands)

                                                   DYNAMIC           MID CAP           MID CAP           MID CAP         SMALL CAP
                                                 SMALL CAP            EQUITY            GROWTH             VALUE            EQUITY
                                                      FUND              FUND              FUND              FUND              FUND
INVESTMENT INCOME
Dividend                                   $           361   $         1,458   $           276   $        10,017   $         2,222
Dividend income from affiliated
investments*                                            24                27                 2               474                31
Securities lending (net)                                24                 5                 5                28                76
Foreign taxes withheld                                  --                --                --^               --                --
----------------------------------------------------------------------------------------------------------------------------------
Total investment income                                409             1,490               283            10,519             2,329
----------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                               649               645               196             4,609             2,434
Administration fees                                    150               149                45               988               562
Shareholder servicing fees                             250               248                75             1,271               936
Distribution fees                                      453                --                83             1,459               189
Custodian fees                                          33                25                27                89                60
Interest expense                                         1                 1                --^               --                 1
Printing and postage                                    29                13                24                73                41
Professional fees                                       28                23                25                41                32
Registration expenses                                   23                 4                13               121                28
Transfer agent fees                                    269                11                50               669               167
Trustees' fees                                           2                 1                --^               10                 7
Other                                                   21                 9                 3                41                32
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                       1,908             1,129               541             9,371             4,489
----------------------------------------------------------------------------------------------------------------------------------
Less amounts waived                                    164               234               125             1,774               939
Less earnings credits                                   --^               --^               --^                1               --^
----------------------------------------------------------------------------------------------------------------------------------
    Net expenses                                     1,744               895               416             7,596             3,550
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (1,335)              595              (133)            2,923            (1,221)
----------------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                   DYNAMIC           MID CAP           MID CAP           MID CAP         SMALL CAP
                                                 SMALL CAP            EQUITY            GROWTH             VALUE            EQUITY
                                                      FUND              FUND              FUND              FUND              FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
transactions from:
    Investments                                     13,505            17,961             6,591            20,871            74,344
Change in net unrealized
appreciation/depreciation of:
    Investments                                     (3,596)           (2,167)           (1,368)           66,752               910

Net realized and unrealized gain (loss)
on investments and futures                           9,909            15,794             5,223            87,623            75,254
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                            $         8,574   $        16,389   $         5,090   $        90,546   $        74,033
----------------------------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees :       $             4   $             5   $            --^  $            78   $             5
----------------------------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                      U.S. SMALL
                                                 SMALL CAP       TRUST SMALL        U.S. SMALL           COMPANY
                                                    GROWTH        CAP EQUITY           COMPANY     OPPORTUNITIES
                                                      FUND              FUND              FUND              FUND
INVESTMENT INCOME
Interest                                   $            --   $            --   $             3   $            --
Dividend                                                 7             1,019             1,068                15
Dividend income from affiliated
investments*                                             1                12                30                 1
Securities lending (net)                                 1                17                11                --^
Foreign taxes withheld                                  --^               --                (2)               --^
----------------------------------------------------------------------------------------------------------------
Total investment income                                  9             1,048             1,110                16
----------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                19             1,215               875                29
Administration fees                                      3               280               219                 7
Shareholder servicing fees                               3               467               268                12
Distribution fees                                        1                --                --                --
Custodian fees                                          29                30                44                21
Interest expense                                        --                 2                 2                 1
Printing and postage                                    --                24                15                 1
Professional fees                                       25                25                28                27
Registration expenses                                   20                15                18                10
Transfer agent fees                                     17                11                42                12
Trustees' fees                                          --^                3                 2                --^
Other                                                    4                11                13                 3
----------------------------------------------------------------------------------------------------------------
Total expenses                                         121             2,083             1,526               123
----------------------------------------------------------------------------------------------------------------
Less amounts waived                                     25               899               166                48
Less earnings credits                                   --^               --^               --^               --^
Less expense reimbursements                             71                --                --                25
----------------------------------------------------------------------------------------------------------------
    Net expenses                                        25             1,184             1,360                50
----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                           (16)             (136)             (250)              (34)
----------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                      U.S. SMALL
                                                 SMALL CAP       TRUST SMALL        U.S. SMALL           COMPANY
                                                    GROWTH        CAP EQUITY           COMPANY     OPPORTUNITIES
                                                      FUND              FUND              FUND              FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
transactions from:
    Investments                                        236            39,471            81,599             1,053
    Futures                                             --                --               242                --
Change in net unrealized
appreciation/depreciation of:
    Investments                                         95              (348)          (78,569)             (382)
    Futures                                             --                --                90                --

Net realized and unrealized gain (loss)
on investments and futures                             331            39,123             3,362               671
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                            $           315   $        38,987   $         3,112   $           637
----------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees :       $            --^  $             2   $             5   $            --^
----------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES
IN NET ASSETS               FOR THE PERIODS INDICATED                (UNAUDITED)
 (Amounts in thousands)

                                                      DYNAMIC SMALL CAP FUND                 MID CAP EQUITY FUND
                                           ---------------------------------   ---------------------------------
                                            1/1/04 Through        Year Ended    1/1/04 Through        Year Ended
                                                   6/30/04          12/31/03           6/30/04          12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)               $        (1,335)  $        (2,278)  $           595   $           779
Net realized gain (loss) on
investments                                         13,505             6,539            17,961             6,558
Change in net unrealized appreciation/
depreciation of investments                         (3,596)           47,379            (2,167)           39,408
----------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                  8,574            51,640            16,389            46,745
----------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                   --                --              (582)             (782)
Net realized gain on
investment transactions                                 --                --                --            (5,709)
----------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                 --                --              (582)           (6,491)
----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                  8,598           (12,619)             (819)           15,181
----------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets             17,172            39,021            14,988            55,435
----------------------------------------------------------------------------------------------------------------
Beginning of period                                191,365           152,344           194,066           138,631
----------------------------------------------------------------------------------------------------------------
End of period                              $       208,537   $       191,365   $       209,054   $       194,066
----------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                          $        (1,359)  $           (24)  $             3   $           (10)
----------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                         MID CAP GROWTH FUND                  MID CAP VALUE FUND
                                           ---------------------------------   ---------------------------------
                                            1/1/04 Through        Year Ended    1/1/04 Through        Year Ended
                                                   6/30/04          12/31/03           6/30/04          12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)               $          (133)  $          (629)  $         2,923   $         2,226
Net realized gain (loss) on
investments                                          6,591            (1,935)           20,871             5,402
Change in net unrealized appreciation/
depreciation of investments                         (1,368)           21,065            66,752           102,487
----------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                  5,090            18,501            90,546           110,115
----------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                   --                --                --            (2,288)
Net realized gain on
investment transactions                                 --                --                --            (4,605)
----------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                 --                --                --            (6,893)
----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                 (6,134)          (14,090)          872,909           631,214
----------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets             (1,044)            4,411           963,455           734,436
----------------------------------------------------------------------------------------------------------------
Beginning of period                                 60,567            56,156           856,329           121,893
----------------------------------------------------------------------------------------------------------------
End of period                              $        59,523   $        60,567   $     1,819,784   $       856,329
----------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                          $          (134)  $            (1)  $         2,922   $            (1)
----------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       SMALL CAP EQUITY FUND               SMALL CAP GROWTH FUND
                                           ---------------------------------   ---------------------------------
                                            1/1/04 Through        Year Ended    1/1/04 Through        Year Ended
                                                   6/30/04          12/31/03           6/30/04          12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)               $        (1,221)  $        (2,067)  $           (16)  $           (21)
Net realized gain (loss) on
investments                                         74,344            34,654               236              (334)
Change in net unrealized appreciation/
depreciation of investments                            910           173,648                95             1,296
----------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                 74,033           206,235               315               941
----------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net Investment Income                                   --                --                --                --
----------------------------------------------------------------------------------------------------------------
Net realized gain on
investment transactions                                 --                --                --                --
----------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                 --                --                --                --
----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                (41,553)          (62,159)                3             1,655
----------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets             32,480           144,076               318             2,596
----------------------------------------------------------------------------------------------------------------
Beginning of period                                746,465           602,389             4,396             1,800
----------------------------------------------------------------------------------------------------------------
End of period                              $       778,945   $       746,465   $         4,714   $         4,396
----------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                          $        (1,311)  $           (90)  $           (16)  $            --^
----------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                 TRUST SMALL CAP EQUITY FUND             U.S. SMALL COMPANY FUND
                                           ---------------------------------   ---------------------------------
                                            1/1/04 Through        Year Ended    1/1/04 Through        Year Ended
                                                   6/30/04          12/31/03           6/30/04          12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)               $          (136)  $           121   $          (250)  $           853
Net realized gain (loss) on
investments and futures                             39,471            18,926            81,841             7,207
Change in net unrealized appreciation
(depreciation) of investments
and futures                                           (348)           77,999           (78,479)          105,478
----------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                 38,987            97,046             3,112           113,538
----------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                   --              (111)               --            (1,000)
Net realized gain on
investment transactions                                 --            (5,840)               --                --
----------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                 --            (5,951)               --            (1,000)
----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                (63,402)           35,795          (113,565)         (186,555)
----------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets            (24,415)          126,890          (110,453)          (74,017)
----------------------------------------------------------------------------------------------------------------
Beginning of period                                385,953           259,063           339,458           413,475
----------------------------------------------------------------------------------------------------------------
End of period                              $       361,538   $       385,953   $       229,005   $       339,458
----------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                          $          (197)  $           (61)  $          (251)  $            (1)
----------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                  U.S. SMALL COMPANY
                                                  OPPORTUNITIES FUND
                                           ---------------------------------
                                            1/1/04 through        Year Ended
                                                   6/30/04          12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)               $           (34)  $          (137)
Net realized gain (loss) on
investments                                          1,053            (3,387)
Change in net unrealized appreciation
(depreciation) of investments                         (382)            3,777
----------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                    637               253
----------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                   --                --
Net realized gain on
investment transactions                                 --                --
----------------------------------------------------------------------------
    Total distributions to shareholders                 --                --
----------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                 (2,619)          (45,370)
----------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets             (1,982)          (45,117)
----------------------------------------------------------------------------
Beginning of period                                  9,733            54,850
----------------------------------------------------------------------------
End of period                              $         7,751   $         9,733
----------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                          $           (35)  $            (1)
----------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

NOTES TO FINANCIAL
STATEMENTS                                                           (UNAUDITED)

1. ORGANIZATION

J.P. Morgan Funds ("JPMF"), J.P. Morgan Institutional Funds ("JPMIF"), J.P. Morgan Mutual Fund Group ("JPMMFG"), J.P. Morgan Mutual Fund Select Group ("JPMMFSG") and J.P. Morgan Mutual Fund Investment Trust ("JPMMFIT") were organized as Massachusetts business trusts and J.P. Morgan Fleming Mutual Fund Group, Inc. ("JPMFMFG") was organized as a Maryland corporation. JPMF, JPMIF, JPMMFG, JPMMFSG, JPMMFIT and JPMFMFG (collectively, the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. The Trusts were organized on the following dates:

            TRUST  DATE
             JPMF  November 4, 1992
            JPMIF  November 4, 1992
           JPMMFG  May 11, 1987
          JPMMFSG  October 1, 1996
          JPMMFIT  September 23, 1997
          JPMFMFG  August 19, 1997

The following are nine separate portfolios of the Trusts (collectively, the "Funds"):

                                                            FUND  CLASSES OFFERED
                        JPMorgan Dynamic Small Cap Fund ("DSCF")  Class A, Class B, Class C and Select
                           JPMorgan Mid Cap Equity Fund ("MCEF")  Select
                           JPMorgan Mid Cap Growth Fund ("MCGF")  Class A and Class B
                            JPMorgan Mid Cap Value Fund ("MCVF")  Class A, Class B, Class C, Institutional and Select
                         JPMorgan Small Cap Equity Fund ("SCEF")  Class A, Class B and Select
                         JPMorgan Small Cap Growth Fund ("SCGF")  Class A, Institutional and Select
                  JPMorgan Trust Small Cap Equity Fund ("TSCEF")  Select
                      JPMorgan U.S. Small Company Fund ("USSCF")  Institutional and Select
       JPMorgan U.S. Small Company Opportunities Fund ("USSCOF")  Select

USSCOF is a separate series of JPMF. USSCF is a separate series of JPMIF. SCEF and DSCF are separate series of JPMMFG. MCEF and TSCEF are separate series of JPMMFSG. MCGF is a separate series of JPMMFIT. MCVF and SCGF are separate series of JPMFMFG. On September 12, 2003, SCGF Class B and Class C shares merged into Class A shares and Class B and Class C shares closed.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional Class shares and Select Class shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares for which front-end charges have been waived may be subject to redemption charges as described in the Funds' prospectus.

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quotes by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, each of the Funds applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund's advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities, and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. FUTURES CONTRACTS -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes; i.e., to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the

Funds' credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2004, the Funds had outstanding futures contracts as listed on the Funds' Portfolio of Investments.

C. RESTRICTED AND ILLIQUID SECURITIES -- The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

D. SECURITIES ON LOAN -- For all of the Funds, the Board of Trustees has approved the lending of securities, through its custodian JPMorgan Chase Bank ("JPMCB"), an affiliate of the Funds, acting as lending agent to certain borrowers. By lending investment securities, the Funds attempt to increase net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal, at all times, to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMCB invests the cash collateral on behalf of the Funds in accordance with investment guidelines contained in the securities lending agreement.

At June 30, 2004, the market value of securities loaned and the amount of collateral received were as follows (amounts in thousands):

                 MARKET VALUE OF        MARKET VALUE OF
               SECURITIES LOANED    COLLATERAL RECEIVED
DSCF                   $  45,381              $  45,870
MCEF                      12,691                 12,986
MCGF                       9,451                  9,612
MCVF                     101,650                103,365
SCEF                     139,945                140,960
SCGF                       1,103                  1,124
TSCEF                     88,655                 89,806
USSCOF                     1,167                  1,262

JPMCB as lending agent receives a fee equal to 0.05% (0.06% prior to January 31, 2004) of the average dollar value of loans of U.S. securities outstanding during a given month and 0.10% (0.1142% prior to January 31, 2004) of the average dollar value of loans on non-U.S. securities outstanding during a given month from the Funds as detailed below (amounts in thousands):

DSCF                 $   9
MCEF                     2
MCGF                     2
MCVF                    13
SCEF                    39
SCGF                    --^
TSCEF                    4
USSCF                    2
USSCOF                  --^

^ Amount rounds to less than one thousand.

Risks of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

H. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I. OTHER EXPENSES -- Other expenses in the Statement of Operations include fees related to line of credit, insurance, pricing and reporting services.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management ("JPMIM" or the "Advisor") acts as the investment advisor to the Funds. JPMIM is a wholly owned subsidiary of J.P Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P Morgan Chase & Co. The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee for each Fund is as follows:

                    INVESTMENT
              ADVISORY FEE (%)
FUND
DSCF                     0.65%
MCEF                     0.65%
MCGF                     0.65%
MCVF                     0.70%
SCEF                     0.65%
SCGF                     0.80%
TSCEF                    0.65%
USSCF                    0.60%
USSCOF                   0.60%

The Advisors waived fees as outlined in Note 3.F.

The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to waive and/or reimburse its advisory fee from the Funds in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

B. DISTRIBUTION FEE -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B, and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

                      CLASS A   CLASS B   CLASS C
FUND
DSCF                     0.25      0.75      0.75
MCGF                     0.25      0.75       n/a
MCVF                     0.25      0.75      0.75
SCEF                     0.25      0.75       n/a
SCGF                     0.25       n/a       n/a

In addition, JPMFD is entiltled to receive the contingent deferred sales charge ("CDSC") from redemptions of Class B and C shares.

The Distributor waived fees as outlined in 3.F.

C. SHAREHOLDER SERVICING FEE -- The Trusts have entered into Shareholder Servicing Agreements on behalf of the Funds with JPMCB, under which JPMCB provides account administration and personal account maintenance services to shareholders. For performing these services, JPMCB receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                              INSTITUTIONAL   SELECT
                CLASS A   CLASS B   CLASS C           CLASS    CLASS
FUND
DSCF               0.25      0.25      0.25             n/a     0.25
MCEF                n/a       n/a       n/a             n/a     0.25
MCGF               0.25      0.25       n/a             n/a      n/a
MCVF               0.25      0.25      0.25            0.10     0.25
SCEF               0.25      0.25       n/a             n/a     0.25
SCGF               0.25       n/a       n/a            0.10     0.25
TSCEF               n/a       n/a       n/a             n/a     0.25
USSCF               n/a       n/a       n/a            0.10     0.25
USSCOF              n/a       n/a       n/a             n/a     0.25

JPMCB may enter into services contracts with certain entities under which it will pay all or a portion of the annual fee to such entities for performing shareholder and administrative services

In addition, JPMCB, Charles Schwab & Co. ("Schwab") and the Trusts are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Funds available to customers of investment advisers and other financial intermediaries who are Schwab's clients. The Funds are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the JPMMFG, JPMMFSG, JPMMFIT, JPMFMFG, JPMF, and JPMIF with JPMCB are terminated, the Funds would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

JPMCB waived fees as outlined in Note 3.F.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and accounting services for the Funds. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations.

E. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion.

BISYS Fund Services, LP ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator. The Administrator has contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                              INSTITUTIONAL   SELECT
                CLASS A   CLASS B   CLASS C           CLASS    CLASS
FUND
DSCF               1.50      2.12      2.12             n/a     1.10
MCEF                n/a       n/a       n/a             n/a     1.00
MCGF               1.35      2.05       n/a             n/a      n/a
MCVF               1.25      2.00      2.00            0.75     1.00
SCEF               1.38      2.12       n/a             n/a     0.85
SCGF               1.60       n/a       n/a            0.85     1.10
USSCF               n/a       n/a       n/a            0.83     1.01
USSCOF              n/a       n/a       n/a             n/a     1.02

The contractual expense limitation agreements were in effect for the six months ended June 30, 2004 for the Funds. The expense limitation percentages in the table above are due to expire on April 30, 2005.

The Administrator waived fees and reimbursed expenses as outlined in Note 3.F.

F. WAIVERS AND REIMBURSEMENTS -- For the six months ended June 30, 2004, the Funds' vendors waived fees and the Administrator contractually reimbursed expenses for each of the Funds as follows (amounts in thousands).

Neither the Funds' service providers nor the Administrator expect the Funds to repay any such waived fees and reimbursed expenses in future years.

                                          CONTRACTUAL WAIVERS
                  --------------------------------------------------------------------
                  INVESTMENT                    SHAREHOLDER                                 CONTRACTUAL
                    ADVISORY   ADMINISTRATION     SERVICING  DISTRIBUTION        TOTAL   REIMBURSEMENTS
FUND
DSCF              $       --       $       20    $      144    $       --   $      164        $      --
MCEF                      --               --           135            --          135               --
MCGF                      38               30            57            --          125               --
MCVF                     793              270           593            --        1,656               --
SCEF                      --               37           889            13          939               --
SCGF                      19                3             3            --           25               71
USSCF                     --               34           132            --          166               --
USSCOF                    29                7            12            --           48               25
-------------------------------------------------------------------------------------------------------
Total             $      879       $      401    $    1,965    $       13   $    3,258        $      96
-------------------------------------------------------------------------------------------------------

                                  VOLUNTARY WAIVERS
                  --------------------------------------------------
                  INVESTMENT                   SHAREHOLDER
                    ADVISORY  ADMINISTRATION     SERVICING     TOTAL
FUND
MCEF                $     --        $     36     $      63  $     99
MCVF                      59              59            --       118
TSCEF                    338              94           467       899
--------------------------------------------------------------------
Total               $    397        $    189     $     530  $  1,116
--------------------------------------------------------------------

G. OTHER Certain officers of the Trusts are officers of JPMorgan Chase & Co. or of BISYS or their subsidiaries.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended June 30, 2004 MCEF incurred approximately $1 (in thousands), as brokerage commissions with brokers/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the six months ended June 30, 2004 are as follows (amounts in thousands):

                SHAREHOLDER
                  SERVICING    DISTRIBUTION    TRANSFER AGENT
DSCF
Class A          $      119      $      119        $      135
Class B                  78             232                88
Class C                  34             102                38
Select                   19              --                 8
-------------------------------------------------------------
                 $      250      $      453        $      269

MCEF
Select           $      248      $       --        $       11

MCGF
Class A          $       71      $       72        $       48
Class B                   4              11                 2
-------------------------------------------------------------
                 $       75      $       83        $       50
-------------------------------------------------------------

                SHAREHOLDER
                  SERVICING    DISTRIBUTION    TRANSFER AGENT
MCVF
Class A          $      572      $      572        $      395
Class B                 105             315                72
Class C                 190             572               132
Institutional           250              --                56
Select                  154              --                14
-------------------------------------------------------------
                 $    1,271      $    1,459        $      669

SCEF
Class A          $      106      $      106        $      117
Class B                  28              83                31
Select                  802              --                19
-------------------------------------------------------------
                 $      936      $      189        $      167

SCGF
Class A          $        1      $        1        $        8
Institutional             2              --                 5
Select                   --^             --                 4
-------------------------------------------------------------
                 $        3      $        1        $       17

TSCEF
Select           $      467      $       --        $       11

USSCF
Institutional    $       65      $       --        $       11
Select                  203              --                31
-------------------------------------------------------------
                 $      268      $       --        $       42

USSCOF
Select           $       12      $       --        $       12

^ Amount rounds to less than one thousand.

5. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the six months ended June 30, 2004, and the year ended December 31, 2003 are as follows (amounts in thousands):

                          SIX MONTHS ENDED JUNE 30, 2004           YEAR ENDED DECEMBER 31, 2003
                       ------------------------------------    ------------------------------------
                                     NET                                     NET
                       INVESTMENT INCOME      REALIZED GAIN    INVESTMENT INCOME      REALIZED GAIN
MCEF
Select                      $        582       $         --         $        782       $      5,709

MCVF
Class A                     $         --       $         --         $        669       $      1,468
Class B                               --                 --                   --                389
Class C                               --                 --                   20                561
Institutional                         --                 --                1,392              1,820
Select                                --                 --                  207                367
---------------------------------------------------------------------------------------------------
                            $         --       $         --         $      2,288       $      4,605

TSCEF
Select                      $         --       $         --         $        111       $      5,840

USSCF
Institutional               $         --       $         --         $        587       $         --
Select                                --                 --                  413                 --
---------------------------------------------------------------------------------------------------
                            $         --       $         --         $      1,000       $         --
---------------------------------------------------------------------------------------------------

6. INVESTMENT TRANSACTIONS

For the six months ended June 30, 2004, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                               PURCHASES              SALES          PURCHASES              SALES
                         (EXCLUDING U.S.    (EXCLUDING U.S.            OF U.S.            OF U.S.
                             GOVERNMENT)        GOVERNMENT)         GOVERNMENT         GOVERNMENT
FUND
DSCF                        $     64,519       $     58,612       $         --       $         --
MCEF                             115,766            120,296                 --                 --
MCGF                              40,604             47,111                 --                 --
MCVF                           1,093,599            276,681                 --                 --
SCEF                             195,338            249,124                 --                 --
SCGF                               2,517              2,409                 --                 --
TSCEF                             81,545            150,054                 --                 --
USSCF                            285,258            407,657                 --                 --
USSCOF                             5,668              9,673                 --                 --

7. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2004, were as follows (amounts in thousands):

                                                      GROSS              GROSS     NET UNREALIZED
                               AGGREGATE         UNREALIZED         UNREALIZED      APPRECIATION/
                                    COST       APPRECIATION     (DEPRECIATION)     (DEPRECIATION)
FUND
DSCF                        $    165,768       $     50,434       $     (6,825)      $     43,609
MCEF                             169,146             42,261             (1,032)            41,229
MCGF                              49,680             11,526               (868)            10,658
MCVF                           1,617,912            176,686             (4,499)           172,187
SCEF                             595,071            199,888            (14,454)           185,434
SCGF                               3,882              1,027               (139)               888
TSCEF                            273,143             94,647             (5,954)            88,693
USSCF                            212,551             20,467             (2,476)            17,991
USSCOF                             6,629              1,458               (220)             1,238

8. BANK BORROWINGS

Pursuant to a Line of Credit Agreement, dated April 17, 2003, the Funds may borrow money for temporary or emergency purposes. The Funds had entered into the agreement, enabling them to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. This agreement expired on April 15, 2004, and has been extended to April 14, 2005.

The Funds had no borrowings outstanding at June 30, 2004 nor at any time during the period then ended.

9. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

As of June 30, 2004, there were individual shareholders who owned 35% and 29% of SCGF.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

10. CORPORATE EVENT

On May 25, 2004, J.P. Morgan Chase & Co. and Bank One Corp. announced that, at separate meetings, their respective shareholders had approved the merger of the two companies. The companies completed the merger of their holding companies on July 1, 2004. Effective July 20, 2004, the name of the combined holding company changed to JPMorgan Chase & Co.

11. SUBSEQUENT EVENTS

TSCEF will undergo changes to its portfolio management team, benchmark, and investment process effective July 16, 2004.

On August 19, 2004, the Board of Trustees approved management's proposals:

1) to enter into an Administration Agreement with One Group Administrative Services, Inc., an indirect wholly-owned subsidiary of JPMorgan Chase & Co., and

2) to enter into a Distribution Agreement with One Group Dealer Services, Inc., a direct wholly-owned subsidiary of JPMorgan Chase & Co.

The foregoing changes in service providers are expected to occur effective February 19, 2005.

On August 19, 2004, the Board of Trustees of the Trust approved management's proposal to merge the JPMorgan Small Cap Growth Fund and the JPMorgan U.S. Small Company Opportunities Fund (the "Target Funds") with and into the One Group Small Cap Growth Fund. The proposed merger is contingent upon, among other things, approval by the Target Funds' shareholders and regulatory review and receipt of an opinion of counsel to the effect that the merger will qualify as a tax-free reorganization for Federal income tax purposes. If approved, the merger is expected to occur on February 18, 2005, or such later date as the parties to such merger transaction may agree.

12. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented (amounts in thousands):

                                                        DYNAMIC SMALL CAP FUND
                                                 -------------------------------------
                                                 SIX MONTHS ENDED           YEAR ENDED
                                                    JUNE 30, 2004    DECEMBER 31, 2003
CLASS A SHARES
AMOUNT
    Shares sold                                      $     19,230         $     33,709
    Shares redeemed                                       (13,639)             (53,209)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $      5,591         $    (19,500)
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                             1,117                2,294
    Shares redeemed                                          (795)              (3,769)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        322               (1,475)
--------------------------------------------------------------------------------------

CLASS B SHARES
AMOUNT
    Shares sold                                      $      6,539         $     10,241
    Shares redeemed                                        (8,917)             (12,042)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $     (2,378)        $     (1,801)
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                               398                  756
    Shares redeemed                                          (550)                (932)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                       (152)                (176)
--------------------------------------------------------------------------------------

CLASS C SHARES
AMOUNT
    Shares sold                                      $      9,666         $     11,002
    Shares redeemed                                        (2,478)              (2,766)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $      7,188         $      8,236
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                               594                  789
    Shares redeemed                                          (153)                (209)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        441                  580
--------------------------------------------------------------------------------------

                                                        DYNAMIC SMALL CAP FUND
                                                 -------------------------------------
                                                 SIX MONTHS ENDED           YEAR ENDED
                                                    JUNE 30, 2004    DECEMBER 31, 2003
SELECT SHARES
AMOUNT
    Shares sold                                      $      5,240         $     11,103
    Shares redeemed                                        (7,043)             (10,657)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $     (1,803)        $        446
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                               296                  806
    Shares redeemed                                          (402)                (861)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                       (106)                 (55)
--------------------------------------------------------------------------------------

                                                          MID CAP EQUITY FUND
                                                 -------------------------------------
                                                 SIX MONTHS ENDED           YEAR ENDED
                                                    JUNE 30, 2004    DECEMBER 31, 2003
SELECT SHARES
AMOUNT
    Shares sold                                      $     25,225         $     38,236
    Shares issued in reinvestment
    of distributions                                           21                4,884
    Shares redeemed                                       (26,065)             (27,939)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $       (819)        $     15,181
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                               771                1,383
    Shares issued in reinvestment
    of distributions                                            1                  160
    Shares redeemed                                          (797)              (1,002)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        (25)                 541
--------------------------------------------------------------------------------------

                                                          MID CAP GROWTH FUND
                                                 -------------------------------------
                                                 SIX MONTHS ENDED           YEAR ENDED
                                                    JUNE 30, 2004    DECEMBER 31, 2003
CLASS A SHARES
AMOUNT
    Shares sold                                      $      1,241         $        829
    Shares redeemed                                        (7,158)             (14,203)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $     (5,917)        $    (13,374)
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                               240                  191
    Shares redeemed                                        (1,391)              (3,409)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                     (1,151)              (3,218)
--------------------------------------------------------------------------------------

CLASS B SHARES
AMOUNT
    Shares sold                                      $         95         $        351
    Shares redeemed                                          (312)              (1,067)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $       (217)        $       (716)
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                                19                   85
    Shares redeemed                                           (63)                (255)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        (44)                (170)
--------------------------------------------------------------------------------------

                                                          MID CAP VALUE FUND
                                                 -------------------------------------
                                                 SIX MONTHS ENDED           YEAR ENDED
                                                    JUNE 30, 2004    DECEMBER 31, 2003
CLASS A SHARES
AMOUNT
    Shares sold                                      $    376,803         $    251,409
    Shares issued in reinvestment
    of distributions                                           --                1,676
    Shares redeemed                                       (49,247)             (33,488)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $    327,556         $    219,597
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                            19,432               14,916
    Shares issued in reinvestment
    of distributions                                           --                   92
    Shares redeemed                                        (2,538)              (2,080)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                     16,894               12,928
--------------------------------------------------------------------------------------

CLASS B SHARES
AMOUNT
    Shares sold                                      $     31,317         $     46,760
    Shares issued in reinvestment
    of distributions                                           --                  317
    Shares redeemed                                        (4,205)              (2,807)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $     27,112         $     44,270
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                             1,638                2,882
    Shares issued in reinvestment
    of distributions                                           --                   18
    Shares redeemed                                          (220)                (177)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                      1,418                2,723
--------------------------------------------------------------------------------------

CLASS C SHARES
AMOUNT
    Shares sold                                      $    103,760         $     84,896
    Shares issued in reinvestment
    of distributions                                           --                  404
    Shares redeemed                                        (8,246)              (2,423)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $     95,514         $     82,877
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                             5,412                5,088
    Shares issued in reinvestment
    of distributions                                           --                   23
    Shares redeemed                                          (430)                (152)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                      4,982                4,959
--------------------------------------------------------------------------------------

                                                          MID CAP VALUE FUND
                                                 -------------------------------------
                                                 SIX MONTHS ENDED           YEAR ENDED
                                                    JUNE 30, 2004    DECEMBER 31, 2003
INSTITUTIONAL SHARES
AMOUNT
    Shares sold                                      $    353,211         $    281,596
    Shares issued in reinvestment
    of distributions                                           --                2,657
    Shares redeemed                                       (38,424)             (53,554)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $    314,787         $    230,699
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                            18,035               16,975
    Shares issued in reinvestment
    of distributions                                           --                  145
    Shares redeemed                                        (1,973)              (3,357)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                     16,062               13,763
--------------------------------------------------------------------------------------

SELECT SHARES
AMOUNT
    Shares sold                                      $    133,714         $     61,454
    Shares issued in reinvestment
    of distributions                                           --                  528
    Shares redeemed                                       (25,774)              (8,211)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $    107,940         $     53,771
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                             6,824                3,598
    Shares issued in reinvestment
    of distributions                                           --                   29
    Shares redeemed                                        (1,329)                (490)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                      5,495                3,137
--------------------------------------------------------------------------------------

                                                         SMALL CAP EQUITY FUND
                                                 -------------------------------------
                                                 SIX MONTHS ENDED           YEAR ENDED
                                                    JUNE 30, 2004    DECEMBER 31, 2003
CLASS A SHARES
AMOUNT
    Shares sold                                      $     12,349         $     16,547
    Shares redeemed                                       (20,493)             (29,997)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $     (8,144)        $    (13,450)
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                               493                  857
    Shares redeemed                                          (817)              (1,535)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                       (324)                (678)
--------------------------------------------------------------------------------------

CLASS B SHARES
AMOUNT
    Shares sold                                      $        978         $      2,152
    Shares redeemed                                        (3,255)              (8,560)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $     (2,277)        $     (6,408)
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                                42                  119
    Shares redeemed                                          (141)                (502)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        (99)                (383)
--------------------------------------------------------------------------------------

SELECT SHARES
AMOUNT
    Shares sold                                      $     56,996         $     86,699
    Shares redeemed                                       (88,128)            (129,000)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $    (31,132)        $    (42,301)
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                             2,201                4,330
    Shares redeemed                                        (3,393)              (6,457)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                     (1,192)              (2,127)
--------------------------------------------------------------------------------------

                                                         SMALL CAP GROWTH FUND
                                                 -------------------------------------
                                                 SIX MONTHS ENDED           YEAR ENDED
                                                    JUNE 30, 2004    DECEMBER 31, 2003
CLASS A SHARES
AMOUNT
    Shares sold                                      $        202         $        718
    Shares redeemed                                          (260)                (156)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $        (58)        $        562
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                                24                  104
    Shares redeemed                                           (33)                 (22)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                         (9)                  82
--------------------------------------------------------------------------------------

CLASS B SHARES*
AMOUNT
    Shares sold                                      $         --         $         75
    Shares redeemed                                            --                 (275)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $         --         $       (200)
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                                --                   12
    Shares redeemed                                            --                  (42)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                         --                  (30)
--------------------------------------------------------------------------------------

CLASS C SHARES*
AMOUNT
    Shares sold                                      $         --         $         52
    Shares redeemed                                            --                  (97)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $         --         $        (45)
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                                --                    9
    Shares redeemed                                            --                  (15)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                         --                   (6)
--------------------------------------------------------------------------------------

* Class ceased operations as of September 12, 2003.

                                                         SMALL CAP GROWTH FUND
                                                 -------------------------------------
                                                 SIX MONTHS ENDED           YEAR ENDED
                                                    JUNE 30, 2004    DECEMBER 31, 2003
INSTITUTIONAL SHARES
AMOUNT
    Shares sold                                      $          1         $      1,620
    Shares redeemed                                            --                 (374)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $          1         $      1,246
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                                --^                 232
    Shares redeemed                                            --                  (48)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                         --^                 184
--------------------------------------------------------------------------------------

SELECT SHARES
AMOUNT
    Shares sold                                      $         86         $        155
    Shares redeemed                                           (26)                 (63)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $         60         $         92
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                                11                   22
    Shares redeemed                                            (3)                 (12)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                          8                   10
--------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                                      TRUST SMALL CAP EQUITY FUND
                                                 -------------------------------------
                                                 SIX MONTHS ENDED           YEAR ENDED
                                                    JUNE 30, 2004    DECEMBER 31, 2003
SELECT SHARES
AMOUNT
    Shares sold                                      $     21,384         $     78,208
    Shares issued in reinvestment
    of distributions                                           --                4,679
    Shares redeemed                                       (84,786)             (47,092)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $    (63,402)        $     35,795
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                               464                2,037
    Shares issued in reinvestment
    of distributions                                           --                  107
    Shares redeemed                                        (1,823)              (1,219)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                     (1,359)                 925
--------------------------------------------------------------------------------------

                                                        U.S. SMALL COMPANY FUND
                                                 -------------------------------------
                                                 SIX MONTHS ENDED           YEAR ENDED
                                                    JUNE 30, 2004    DECEMBER 31, 2003
INSTITUTIONAL SHARES
AMOUNT
    Shares sold                                      $      9,676         $     44,698
    Shares issued in reinvestment
    of distributions                                           --                  272
    Shares redeemed                                       (56,220)            (153,678)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $    (46,544)        $   (108,708)
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                               688                3,883
    Shares issued in reinvestment
    of distributions                                           --                   21
    Shares redeemed                                        (4,025)             (14,211)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                     (3,337)             (10,307)
--------------------------------------------------------------------------------------

SELECT SHARES
AMOUNT
    Shares sold                                      $     12,829         $     35,591
    Shares issued in reinvestment
    of distributions                                           --                  368
    Shares redeemed                                       (79,850)            (113,806)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $    (67,021)        $    (77,847)
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                               906                3,163
    Shares issued in reinvestment
    of distributions                                           --                   28
    Shares redeemed                                        (5,757)              (9,973)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                     (4,851)              (6,782)
--------------------------------------------------------------------------------------

                                                 U.S. SMALL COMPANY OPPORTUNITIES FUND
                                                 -------------------------------------
                                                 SIX MONTHS ENDED           YEAR ENDED
                                                    JUNE 30, 2004    DECEMBER 31, 2003
SELECT SHARES
AMOUNT
    Shares sold                                      $        843         $     12,334
    Shares redeemed                                        (3,462)             (57,704)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $     (2,619)        $    (45,370)
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                                90                1,667
    Shares redeemed                                          (365)              (8,376)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                       (275)              (6,709)
--------------------------------------------------------------------------------------

JPMORGAN FUNDS

FINANCIAL HIGHLIGHTS                                                 (UNAUDITED)

CLASS A SHARES

                                                              PER SHARE OPERATING PERFORMANCE:
                            ------------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                           ------------------------------------------   ------------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                               NET ASSET            NET     SECURITIES                     DIVIDENDS
                                  VALUE,     INVESTMENT          (BOTH     TOTAL FROM       FROM NET  DISTRIBUTIONS
                               BEGINNING         INCOME   REALIZED AND     INVESTMENT     INVESTMENT   FROM CAPITAL          TOTAL
                               OF PERIOD         (LOSS)    UNREALIZED)     OPERATIONS         INCOME          GAINS  DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04      $      16.81          (0.09)@         0.87           0.78             --             --             --
Year Ended 12/31/03         $      12.14          (0.16)@         4.83           4.67             --             --             --
Year Ended 12/31/02         $      15.72          (0.18)         (3.40)         (3.58)            --             --             --
11/1/01 Through 12/31/01^   $      14.21          (0.03)          1.54           1.51             --             --             --
Year Ended 10/31/01         $      24.54          (0.24)         (6.71)         (6.95)            --           3.38           3.38
Year Ended 10/31/00         $      15.98          (0.22)@         8.78           8.56             --             --             --
Year Ended 10/31/99         $      12.79          (0.15)          3.34           3.19             --             --             --

MID CAP GROWTH FUND
1/1/04 Through 6/30/04      $       4.91          (0.01)@         0.44           0.43             --             --             --
Year Ended 12/31/03         $       3.57          (0.04)@         1.38           1.34             --             --             --
Year Ended 12/31/02         $       5.06          (0.05)@        (1.44)         (1.49)            --             --             --
10/1/01 Through 12/31/01++  $       4.27          (0.01)          0.80           0.79             --             --             --
Year Ended 9/30/01          $      12.51          (0.02)@        (8.06)         (8.08)            --           0.16           0.16
10/29/99* Through 9/30/00   $      10.00          (0.09)          2.60           2.51             --             --             --

MID CAP VALUE FUND
1/1/04 Through 6/30/04      $      18.62           0.03@          1.35           1.38             --             --             --
Year Ended 12/31/03         $      14.44           0.09@          4.25           4.34           0.05           0.11           0.16
Year Ended 12/31/02         $      14.10           0.07@          0.31           0.38           0.03           0.01           0.04
10/1/01 Through 12/31/01++  $      13.43           0.02@          1.48           1.50           0.08           0.75           0.83
4/30/01** Through 9/30/01   $      14.24           0.04@         (0.85)         (0.81)            --             --             --

  ^ The Fund changed its fiscal year end from October 31 to December 31. ++ The Fund changed its fiscal year end from September 30 to December 31.
  * Commencement of operations.
 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                           PER SHARE OPERATING PERFORMANCE:
                           --------------------------------
                                NET ASSET
                               VALUE, END          TOTAL
                                OF PERIOD  RETURN (1)(a)
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04       $      17.59           4.64%
Year Ended 12/31/03          $      16.81          38.47%
Year Ended 12/31/02          $      12.14         (22.77%)
11/1/01 Through 12/31/01^    $      15.72          10.63%
Year Ended 10/31/01          $      14.21         (30.60%)
Year Ended 10/31/00          $      24.54          53.57%
Year Ended 10/31/99          $      15.98          24.94%

MID CAP GROWTH FUND
1/1/04 Through 6/30/04       $       5.34           8.76%
Year Ended 12/31/03          $       4.91          37.53%
Year Ended 12/31/02          $       3.57         (29.45%)
10/1/01 Through 12/31/01++   $       5.06          18.50%
Year Ended 9/30/01           $       4.27         (65.10%)
10/29/99* Through 9/30/00    $      12.51          25.12%

MID CAP VALUE FUND
1/1/04 Through 6/30/04       $      20.00           7.41%
Year Ended 12/31/03          $      18.62          30.07%
Year Ended 12/31/02          $      14.44           2.68%
10/1/01 Through 12/31/01++   $      14.10          11.20%
4/30/01** Through 9/30/01    $      13.43          (5.69%)

                                                             RATIOS/SUPPLEMENTAL DATA:
                           -----------------------------------------------------------------------------------------------------
                                                          RATIOS TO AVERAGE NET ASSETS: #
                                          -----------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                            NET ASSETS,                           NET             EXPENSES          INCOME (LOSS)
                                 END OF                    INVESTMENT     WITHOUT WAIVERS,       WITHOUT WAIVERS,      PORTFOLIO
                                 PERIOD            NET         INCOME       REIMBURSEMENTS         REIMBURSEMENTS       TURNOVER
                             (MILLIONS)       EXPENSES         (LOSS) AND EARNINGS CREDITS   AND EARNINGS CREDITS       RATE (a)
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04     $         99           1.50%         (1.09%)               1.72%                 (1.31%)           30%
Year Ended 12/31/03        $         89           1.50%         (1.19%)               1.86%                 (1.54%)           55%
Year Ended 12/31/02        $         82           1.50%         (1.20%)               1.82%                 (1.52%)           52%
11/1/01 Through 12/31/01^  $        125           1.50%         (1.21%)               1.63%                 (1.34%)            8%
Year Ended 10/31/01        $        120           1.50%         (1.13%)               1.64%                 (1.27%)           57%
Year Ended 10/31/00        $        154           1.50%         (0.99%)               1.76%                 (1.25%)           87%
Year Ended 10/31/99        $         78           1.49%         (0.95%)               1.89%                 (1.35%)           92%

MID CAP GROWTH FUND
1/1/04 Through 6/30/04     $         57           1.35%         (0.41%)               1.78%                 (0.84%)           68%
Year Ended 12/31/03        $         58           1.35%         (1.05%)               1.77%                 (1.47%)           69%
Year Ended 12/31/02        $         53           1.35%         (1.15%)               1.62%                 (1.42%)           39%
10/1/01 Through 12/31/01++ $        101           1.35%         (0.84%)               1.35%                 (0.84%)          135%
Year Ended 9/30/01         $         94           1.30%         (0.54%)               1.30%                 (0.54%)          159%
10/29/99* Through 9/30/00  $         33           1.16%         (0.68%)               1.20%                 (0.72%)          147%

MID CAP VALUE FUND
1/1/04 Through 6/30/04     $        633           1.25%          0.35%                1.58%                  0.02%            22%
Year Ended 12/31/03        $        275           1.25%          0.51%                1.65%                  0.11%            32%
Year Ended 12/31/02        $         26           1.25%          0.50%                1.70%                  0.05%            51%
10/1/01 Through 12/31/01++ $          5           1.25%          0.47%                3.72%!!               (2.00%)           15%
4/30/01** Through 9/30/01  $          2           1.30%          0.71%               15.30%!!              (13.29%)!!         98%

(1) Total return figures do not include the effect of any front-end sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                              PER SHARE OPERATING PERFORMANCE:
                            ------------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                           ------------------------------------------   ------------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                               NET ASSET            NET     SECURITIES                     DIVIDENDS
                                  VALUE,     INVESTMENT          (BOTH     TOTAL FROM       FROM NET  DISTRIBUTIONS
                               BEGINNING         INCOME   REALIZED AND     INVESTMENT     INVESTMENT   FROM CAPITAL          TOTAL
                               OF PERIOD         (LOSS)    UNREALIZED)     OPERATIONS         INCOME          GAINS  DISTRIBUTIONS
SMALL CAP EQUITY FUND
1/1/04 Through 6/30/04      $      24.11          (0.09)@         2.50           2.41             --             --             --
Year Ended 12/31/03         $      17.68          (0.15)@         6.58           6.43             --             --             --
Year Ended 12/31/02         $      21.53          (0.15)@        (3.57)         (3.72)            --           0.13           0.13
11/1/01 Through 12/31/01^   $      19.64          (0.03)@         1.92           1.89             --             --             --
Year Ended 10/31/01         $      27.89          (0.10)         (4.26)         (4.36)            --           3.89           3.89
Year Ended 10/31/00         $      22.77          (0.20)@         7.97           7.77             --           2.65           2.65
Year Ended 10/31/99         $      20.40          (0.13)@         2.67           2.54             --           0.17           0.17

SMALL CAP GROWTH FUND
1/1/04 Through 6/30/04      $       7.67          (0.05)@         0.59           0.54             --             --             --
Year Ended 12/31/03         $       5.50          (0.09)@         2.26           2.17             --             --             --
Year Ended 12/31/02         $       9.25          (0.09)@        (3.66)         (3.75)            --             --             --
10/1/01 Through 12/31/01++  $       6.80          (0.01)          2.46           2.45             --             --             --
4/30/01** Through 9/30/01   $       9.20          (0.05)@        (2.35)         (2.40)            --             --             --

  ^ The Fund changed its fiscal year end from October 31 to December 31.
 ++ The Fund changed its fiscal year end from September 30 to December 31.
 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                            PER SHARE OPERATING PERFORMANCE:
                            --------------------------------
                                 NET ASSET
                                VALUE, END          TOTAL
                                 OF PERIOD  RETURN (1)(a)
SMALL CAP EQUITY FUND
1/1/04 Through 6/30/04        $      26.52          10.00%
Year Ended 12/31/03           $      24.11          36.37%
Year Ended 12/31/02           $      17.68         (17.30%)
11/1/01 Through 12/31/01^     $      21.53           9.62%
Year Ended 10/31/01           $      19.64         (16.62%)
Year Ended 10/31/00           $      27.89          37.10%
Year Ended 10/31/99           $      22.77          12.49%

SMALL CAP GROWTH FUND
1/1/04 Through 6/30/04        $       8.21           7.04%
Year Ended 12/31/03           $       7.67          39.45%
Year Ended 12/31/02           $       5.50         (40.54%)
10/1/01 Through 12/31/01++    $       9.25          36.03%
4/30/01** Through 9/30/01     $       6.80         (26.09%)

                                                              RATIOS/SUPPLEMENTAL DATA:
                            -----------------------------------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS: #
                                           -----------------------------------------------------------------------
                                                                                                    NET INVESTMENT
                             NET ASSETS,                           NET             EXPENSES          INCOME (LOSS)
                                  END OF                    INVESTMENT     WITHOUT WAIVERS,       WITHOUT WAIVERS,      PORTFOLIO
                                  PERIOD            NET         INCOME       REIMBURSEMENTS         REIMBURSEMENTS       TURNOVER
                              (MILLIONS)       EXPENSES         (LOSS) AND EARNINGS CREDITS   AND EARNINGS CREDITS       RATE (a)
SMALL CAP EQUITY FUND
1/1/04 Through 6/30/04      $         88           1.38%         (0.75%)               1.63%                 (1.00%)           26%
Year Ended 12/31/03         $         88           1.38%         (0.75%)               1.65%                 (1.02%)           38%
Year Ended 12/31/02         $         77           1.38%         (0.74%)               1.40%                 (0.76%)           51%
11/1/01 Through 12/31/01^   $         71           1.38%         (0.81%)               1.38%                 (0.81%)            6%
Year Ended 10/31/01         $         67           1.39%         (0.80%)               1.40%                 (0.81%)           47%
Year Ended 10/31/00         $         93           1.44%         (0.77%)               1.44%                 (0.77%)           75%
Year Ended 10/31/99         $         98           1.40%         (0.59%)               1.40%                 (0.59%)           92%

SMALL CAP GROWTH FUND
1/1/04 Through 6/30/04      $          1           1.60%         (1.23%)               6.23%!!               (5.86%)!!         52%
Year Ended 12/31/03         $          1           1.60%         (1.30%)              15.48%!!              (15.18%)!!        143%
Year Ended 12/31/02         $          1           1.60%         (1.39%)              21.25%!!              (21.04%)!!         76%
10/1/01 Through 12/31/01++  $         --+          1.54%         (1.27%)              12.17%!!              (11.90%)!!         25%
4/30/01** Through 9/30/01   $         --+          1.60%         (1.37%)              11.04%!!              (10.81%)!!         71%

(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
  + Amount rounds to less than one million.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B SHARES

                                                              PER SHARE OPERATING PERFORMANCE:
                            ------------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                           ------------------------------------------   ------------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                               NET ASSET            NET     SECURITIES                     DIVIDENDS
                                  VALUE,     INVESTMENT          (BOTH     TOTAL FROM       FROM NET  DISTRIBUTIONS
                               BEGINNING         INCOME   REALIZED AND     INVESTMENT     INVESTMENT   FROM CAPITAL          TOTAL
                               OF PERIOD         (LOSS)    UNREALIZED)     OPERATIONS         INCOME          GAINS  DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04      $      16.01          (0.14)@         0.83           0.69             --             --             --
Year Ended 12/31/03         $      11.63          (0.24)@         4.62           4.38             --             --             --
Year Ended 12/31/02         $      15.16          (0.27)         (3.26)         (3.53)            --             --             --
11/1/01 Through 12/31/01^   $      13.72          (0.04)          1.48           1.44             --             --             --
Year Ended 10/31/01         $      23.96          (0.23)         (6.63)         (6.86)            --           3.38           3.38
Year Ended 10/31/00         $      15.71          (0.40)@         8.65           8.25             --             --             --
Year Ended 10/31/99         $      12.67          (0.27)          3.31           3.04             --             --             --

MID CAP GROWTH FUND
1/1/04 Through 6/30/04      $       4.77          (0.03)@         0.43           0.40             --             --             --
Year Ended 12/31/03         $       3.49          (0.07)@         1.35           1.28             --             --             --
Year Ended 12/31/02         $       4.99          (0.08)@        (1.42)         (1.50)            --             --             --
10/1/01 Through 12/31/01++  $       4.22          (0.02)          0.79           0.77             --             --             --
Year Ended 9/30/01          $      12.43          (0.07)@        (7.98)         (8.05)            --           0.16           0.16
10/29/99* Through 9/30/00   $      10.00          (0.17)          2.60           2.43             --             --             --

  ^ The Fund changed its fiscal year end from October 31 to December 31. ++ The Fund changed its fiscal year end from September 30 to December 31.
  * Commencement of operations.
  @ Calculated based upon average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                           PER SHARE OPERATING PERFORMANCE:
                           --------------------------------
                                NET ASSET
                               VALUE, END          TOTAL
                                OF PERIOD  RETURN (1)(a)
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04       $      16.70           4.31%
Year Ended 12/31/03          $      16.01          37.66%
Year Ended 12/31/02          $      11.63         (23.28%)
11/1/01 Through 12/31/01^    $      15.16          10.50%
Year Ended 10/31/01          $      13.72         (31.02%)
Year Ended 10/31/00          $      23.96          52.51%
Year Ended 10/31/99          $      15.71          23.99%

MID CAP GROWTH FUND
1/1/04 Through 6/30/04       $       5.17           8.39%
Year Ended 12/31/03          $       4.77          36.68%
Year Ended 12/31/02          $       3.49         (30.06%)
10/1/01 Through 12/31/01++   $       4.99          18.25%
Year Ended 9/30/01           $       4.22         (65.30%)
10/29/99* Through 9/30/00    $      12.43          24.31%

                                                             RATIOS/SUPPLEMENTAL DATA:
                           -----------------------------------------------------------------------------------------------------
                                                          RATIOS TO AVERAGE NET ASSETS: #
                                          -----------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                            NET ASSETS,                           NET             EXPENSES          INCOME (LOSS)
                                 END OF                    INVESTMENT     WITHOUT WAIVERS,       WITHOUT WAIVERS,      PORTFOLIO
                                 PERIOD            NET         INCOME       REIMBURSEMENTS         REIMBURSEMENTS       TURNOVER
                             (MILLIONS)       EXPENSES         (LOSS) AND EARNINGS CREDITS   AND EARNINGS CREDITS       RATE (a)
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04     $         63           2.12%         (1.71%)               2.22%                 (1.81%)           30%
Year Ended 12/31/03        $         63           2.12%         (1.81%)               2.35%                 (2.05%)           55%
Year Ended 12/31/02        $         48           2.12%         (1.82%)               2.32%                 (2.02%)           52%
11/1/01 Through 12/31/01^  $         72           2.12%         (1.83%)               2.12%                 (1.83%)            8%
Year Ended 10/31/01        $         67           2.13%         (1.75%)               2.14%                 (1.76%)           57%
Year Ended 10/31/00        $        110           2.20%         (1.69%)               2.26%                 (1.75%)           87%
Year Ended 10/31/99        $         66           2.23%         (1.69%)               2.39%                 (1.85%)           92%

MID CAP GROWTH FUND
1/1/04 Through 6/30/04     $          3           2.05%         (1.11%)               2.27%                 (1.33%)           68%
Year Ended 12/31/03        $          3           2.05%         (1.75%)               2.33%                 (2.03%)           69%
Year Ended 12/31/02        $          3           2.05%         (1.85%)               2.32%                 (2.12%)           39%
10/1/01 Through 12/31/01++ $          5           2.05%         (1.53%)               2.05%                 (1.53%)          135%
Year Ended 9/30/01         $          6           2.00%         (1.22%)               2.00%                 (1.22%)          159%
10/29/99* Through 9/30/00  $         25           1.86%         (1.38%)               1.91%                 (1.43%)          147%

(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                              PER SHARE OPERATING PERFORMANCE:
                            ------------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                           ------------------------------------------   ------------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                               NET ASSET            NET     SECURITIES                     DIVIDENDS
                                  VALUE,     INVESTMENT          (BOTH     TOTAL FROM       FROM NET  DISTRIBUTIONS
                               BEGINNING         INCOME   REALIZED AND     INVESTMENT     INVESTMENT   FROM CAPITAL          TOTAL
                               OF PERIOD         (LOSS)    UNREALIZED)     OPERATIONS         INCOME          GAINS  DISTRIBUTIONS
MID CAP VALUE FUND
1/1/04 Through 6/30/04      $      18.37         (0.03)@          1.34           1.31             --             --             --
Year Ended 12/31/03         $      14.32         (0.03)@          4.19           4.16             --           0.11           0.11
Year Ended 12/31/02         $      14.06         (0.04)@          0.31           0.27             --           0.01           0.01
10/1/01 Through 12/31/01++  $      13.40         (0.01)@          1.47           1.46           0.05           0.75           0.80
4/30/01** Through 9/30/01   $      14.24            --@          (0.84)         (0.84)            --             --             --

SMALL CAP EQUITY FUND
1/1/04 Through 6/30/04      $      22.34         (0.17)@          2.32           2.15             --             --             --
Year Ended 12/31/03         $      16.50         (0.27)@          6.11           5.84             --             --             --
Year Ended 12/31/02         $      20.26         (0.29)@         (3.34)         (3.63)            --           0.13           0.13
11/1/01 Through 12/31/01^   $      18.50         (0.05)@          1.81           1.76             --             --             --
Year Ended 10/31/01         $      26.73         (0.09)          (4.25)         (4.34)            --           3.89           3.89
Year Ended 10/31/00         $      22.06         (0.37)@          7.69           7.32             --           2.65           2.65
Year Ended 10/31/99         $      19.91         (0.28)@          2.60           2.32             --           0.17           0.17

  ^ The Fund changed its fiscal year end from October 31 to December 31.
 ++ The Fund changed its fiscal year end from September 30 to December 31.
 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                           PER SHARE OPERATING PERFORMANCE:
                           --------------------------------
                                NET ASSET
                               VALUE, END          TOTAL
                                OF PERIOD  RETURN (1)(a)
MID CAP VALUE FUND
1/1/04 Through 6/30/04       $      19.68           7.13%
Year Ended 12/31/03          $      18.37          29.06%
Year Ended 12/31/02          $      14.32           1.94%
10/1/01 Through 12/31/01++   $      14.06          10.94%
4/30/01** Through 9/30/01    $      13.40          (5.90%)

SMALL CAP EQUITY FUND
1/1/04 Through 6/30/04       $      24.49           9.62%
Year Ended 12/31/03          $      22.34          35.39%
Year Ended 12/31/02          $      16.50         (17.94%)
11/1/01 Through 12/31/01^    $      20.26           9.51%
Year Ended 10/31/01          $      18.50         (17.37%)
Year Ended 10/31/00          $      26.73          36.17%
Year Ended 10/31/99          $      22.06          11.69%

                                                             RATIOS/SUPPLEMENTAL DATA:
                           -----------------------------------------------------------------------------------------------------
                                                          RATIOS TO AVERAGE NET ASSETS: #
                                          -----------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                            NET ASSETS,                           NET             EXPENSES          INCOME (LOSS)
                                 END OF                    INVESTMENT     WITHOUT WAIVERS,       WITHOUT WAIVERS,      PORTFOLIO
                                 PERIOD            NET         INCOME       REIMBURSEMENTS         REIMBURSEMENTS       TURNOVER
                             (MILLIONS)       EXPENSES         (LOSS) AND EARNINGS CREDITS   AND EARNINGS CREDITS       RATE (a)
MID CAP VALUE FUND
1/1/04 Through 6/30/04     $        101           1.90%         (0.31%)               2.08%                 (0.49%)           22%
Year Ended 12/31/03        $         68           1.95%         (0.21%)               2.19%                 (0.45%)           32%
Year Ended 12/31/02        $         14           2.00%         (0.27%)               2.49%                 (0.76%)           51%
10/1/01 Through 12/31/01++ $          3           1.99%         (0.27%)               4.47%!!               (2.75%)           15%
4/30/01** Through 9/30/01  $          1           2.03%          0.01%               16.00%!!              (13.96%)!!         98%

SMALL CAP EQUITY FUND
1/1/04 Through 6/30/04     $         22           2.12%         (1.50%)               2.13%                 (1.51%)           26%
Year Ended 12/31/03        $         22           2.12%         (1.49%)               2.21%                 (1.58%)           38%
Year Ended 12/31/02        $         23           2.12%         (1.50%)               2.16%                 (1.54%)           51%
11/1/01 Through 12/31/01^  $         42           2.12%         (1.55%)               2.12%                 (1.55%)            6%
Year Ended 10/31/01        $         39           2.13%         (1.54%)               2.14%                 (1.55%)           47%
Year Ended 10/31/00        $         57           2.17%         (1.50%)               2.17%                 (1.50%)           75%
Year Ended 10/31/99        $         57           2.12%         (1.31%)               2.12%                 (1.31%)           92%

(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS C SHARES

                                                              PER SHARE OPERATING PERFORMANCE:
                            ------------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                           ------------------------------------------   ------------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                               NET ASSET            NET     SECURITIES                     DIVIDENDS
                                  VALUE,     INVESTMENT          (BOTH     TOTAL FROM       FROM NET  DISTRIBUTIONS
                               BEGINNING         INCOME   REALIZED AND     INVESTMENT     INVESTMENT   FROM CAPITAL          TOTAL
                               OF PERIOD         (LOSS)    UNREALIZED)     OPERATIONS         INCOME          GAINS  DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04      $      15.98         (0.14)@          0.83           0.69             --             --             --
Year Ended 12/31/03         $      11.61         (0.25)@          4.62           4.37             --             --             --
Year Ended 12/31/02         $      15.13         (0.21)          (3.31)         (3.52)            --             --             --
11/1/01 Through 12/31/01^   $      13.70         (0.04)           1.47           1.43             --             --             --
Year Ended 10/31/01         $      23.93         (0.23)          (6.62)         (6.85)            --           3.38           3.38
Year Ended 10/31/00         $      15.69         (0.35)@          8.59           8.24             --             --             --
Year Ended 10/31/99         $      12.66         (0.26)           3.29           3.03             --             --             --

MID CAP VALUE FUND
1/1/04 Through 6/30/04      $      18.41         (0.03)@          1.34           1.31             --             --             --
Year Ended 12/31/03         $      14.35         (0.03)@          4.20           4.17             --^^         0.11           0.11
Year Ended 12/31/02         $      14.09         (0.04)@          0.31           0.27             --           0.01           0.01
10/1/01 Through 12/31/01++  $      13.41         (0.01)@          1.48           1.47           0.04           0.75           0.79
4/30/01** Through 9/30/01   $      14.24            --@          (0.83)         (0.83)            --             --             --

  ^ The Fund changed its fiscal year end from October 31 to December 31. ++ The Fund changed its fiscal year end from September 30 to December 31. ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
 ^^ Amount is less than .005.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                           PER SHARE OPERATING PERFORMANCE:
                           --------------------------------
                                NET ASSET
                               VALUE, END          TOTAL
                                OF PERIOD  RETURN (1)(a)
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04       $      16.67           4.32%
Year Ended 12/31/03          $      15.98          37.64%
Year Ended 12/31/02          $      11.61         (23.26%)
11/1/01 Through 12/31/01^    $      15.13          10.44%
Year Ended 10/31/01          $      13.70         (31.02%)
Year Ended 10/31/00          $      23.93          52.52%
Year Ended 10/31/99          $      15.69          23.93%

MID CAP VALUE FUND
1/1/04 Through 6/30/04       $      19.72           7.12%
Year Ended 12/31/03          $      18.41          29.09%
Year Ended 12/31/02          $      14.35           1.94%
10/1/01 Through 12/31/01++   $      14.09          11.05%
4/30/01** Through 9/30/01    $      13.41          (5.83%)

                                                             RATIOS/SUPPLEMENTAL DATA:
                           -----------------------------------------------------------------------------------------------------
                                                          RATIOS TO AVERAGE NET ASSETS: #
                                          -----------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                            NET ASSETS,                           NET             EXPENSES          INCOME (LOSS)
                                 END OF                    INVESTMENT     WITHOUT WAIVERS,       WITHOUT WAIVERS,      PORTFOLIO
                                 PERIOD            NET         INCOME       REIMBURSEMENTS         REIMBURSEMENTS       TURNOVER
                             (MILLIONS)       EXPENSES         (LOSS) AND EARNINGS CREDITS   AND EARNINGS CREDITS       RATE (a)
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04     $         32           2.12%         (1.71%)               2.22%                 (1.81%)           30%
Year Ended 12/31/03        $         23           2.12%         (1.82%)               2.35%                 (2.04%)           55%
Year Ended 12/31/02        $         10           2.12%         (1.82%)               2.32%                 (2.02%)           52%
11/1/01 Through 12/31/01^  $         11           2.12%         (1.83%)               2.12%                 (1.83%)            8%
Year Ended 10/31/01        $         10           2.13%         (1.76%)               2.14%                 (1.77%)           57%
Year Ended 10/31/00        $         14           2.20%         (1.69%)               2.26%                 (1.75%)           87%
Year Ended 10/31/99        $          6           2.23%         (1.69%)               2.39%                 (1.85%)           92%

MID CAP VALUE FUND
1/1/04 Through 6/30/04     $        208           1.90%         (0.30%)               2.08%                 (0.48%)           22%
Year Ended 12/31/03        $        103           1.95%         (0.19%)               2.19%                 (0.43%)           32%
Year Ended 12/31/02        $          9           2.00%         (0.28%)               2.51%                 (0.79%)           51%
10/1/01 Through 12/31/01++ $          3           1.99%         (0.30%)               4.48%!!               (2.79%)           15%
4/30/01** Through 9/30/01  $          2           2.04%          0.03%               15.95%!!              (13.88%)!!         98%

(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

INSTITUTIONAL SHARES

                                                              PER SHARE OPERATING PERFORMANCE:
                            ------------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                           ------------------------------------------   ------------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                               NET ASSET            NET     SECURITIES                     DIVIDENDS
                                  VALUE,     INVESTMENT          (BOTH     TOTAL FROM       FROM NET  DISTRIBUTIONS
                               BEGINNING         INCOME   REALIZED AND     INVESTMENT     INVESTMENT   FROM CAPITAL          TOTAL
                               OF PERIOD         (LOSS)    UNREALIZED)     OPERATIONS         INCOME          GAINS  DISTRIBUTIONS
MID CAP VALUE FUND
1/1/04 Through 6/30/04      $      18.77           0.08@          1.37           1.45             --             --             --
Year Ended 12/31/03         $      14.52           0.17@          4.27           4.44           0.08           0.11           0.19
Year Ended 12/31/03         $      14.14           0.15@          0.30           0.45           0.06           0.01           0.07
10/1/01 Through 12/31/01^   $      13.47           0.03@          1.48           1.51           0.09           0.75           0.84
Year Ended 9/30/01          $      13.06           0.15@          1.28           1.43           0.15           0.87           1.02
Year Ended 9/30/00          $      13.56           0.11           2.59           2.70           0.09           3.11           3.20
Year Ended 9/30/99          $      10.62           0.02           3.20           3.22           0.10           0.18           0.28

SMALL CAP GROWTH FUND
1/1/04 Through 6/30/04      $       7.84          (0.02)@         0.61           0.59             --             --             --
Year Ended 12/31/03         $       5.59          (0.04)@         2.29           2.25             --             --             --
Year Ended 12/31/02         $       9.32          (0.04)@        (3.69)         (3.73)            --             --             --
10/1/01 Through 12/31/01^   $       6.83             --           2.49           2.49             --             --             --
Year Ended 8/30/01          $      15.12          (0.07)@        (6.07)         (6.14)            --           2.15           2.15
Year Ended 9/30/00          $      13.45          (0.08)          4.34           4.26           0.04           2.55           2.59
Year Ended 9/30/99          $       9.47           0.08           4.28           4.36           0.09           0.29           0.38

U.S. SMALL COMPANY FUND
1/1/04 Through 6/30/04      $      13.88          (0.01)@         0.22           0.21             --             --             --
Year Ended 12/31/03         $       9.95           0.04@          3.94           3.98           0.05             --           0.05
Year Ended 12/31/02         $      12.57           0.05          (2.61)         (2.56)          0.06             --           0.06
6/1/01 Through 12/31/01++   $      13.34           0.05@         (0.78)         (0.73)          0.04             --           0.04
Year Ended 5/31/01          $      15.11           0.08           0.03           0.11           0.09           1.79           1.88
Year Ended 5/31/00          $      11.98           0.04           3.10           3.14           0.01             --           0.01
Year Ended 5/31/99          $      15.30           0.08          (1.83)         (1.75)          0.08           1.49           1.57

  ^ The Fund changed its fiscal year end from September 30 to December 31. ++ The fund changed its fiscal year end from May 31 to December 31.
  @ Calculated based upon average shares outstanding.
(a) Not annualized for periods less than one year.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                           PER SHARE OPERATING PERFORMANCE:
                           -------------------------------
                                NET ASSET
                               VALUE, END          TOTAL
                                OF PERIOD     RETURN (a)
MID CAP VALUE FUND
1/1/04 Through 6/30/04       $      20.22           7.73%
Year Ended 12/31/03          $      18.77          30.62%
Year Ended 12/31/03          $      14.52           3.23%
10/1/01 Through 12/31/01^    $      14.14          11.30%
Year Ended 9/30/01           $      13.47          11.19%
Year Ended 9/30/00           $      13.06          23.76%
Year Ended 9/30/99           $      13.56          30.41%

SMALL CAP GROWTH FUND
1/1/04 Through 6/30/04       $       8.43           7.53%
Year Ended 12/31/03          $       7.84          40.25%
Year Ended 12/31/02          $       5.59         (40.02%)
10/1/01 Through 12/31/01^    $       9.32          36.46%
Year Ended 8/30/01           $       6.83         (45.44%)
Year Ended 9/30/00           $      15.12          36.33%
Year Ended 9/30/99           $      13.45          46.61%

U.S. SMALL COMPANY FUND
1/1/04 Through 6/30/04       $      14.09           1.51%
Year Ended 12/31/03          $      13.88          40.03%
Year Ended 12/31/02          $       9.95         (20.36%)
6/1/01 Through 12/31/01++    $      12.57          (5.50%)
Year Ended 5/31/01           $      13.34           0.94%
Year Ended 5/31/00           $      15.11          26.23%
Year Ended 5/31/99           $      11.98         (10.79%)

                                                             RATIOS/SUPPLEMENTAL DATA:
                           -----------------------------------------------------------------------------------------------------
                                                          RATIOS TO AVERAGE NET ASSETS: #
                                          -----------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                            NET ASSETS,                           NET             EXPENSES          INCOME (LOSS)
                                 END OF                    INVESTMENT     WITHOUT WAIVERS,       WITHOUT WAIVERS,      PORTFOLIO
                                 PERIOD            NET         INCOME       REIMBURSEMENTS         REIMBURSEMENTS       TURNOVER
                             (MILLIONS)       EXPENSES         (LOSS) AND EARNINGS CREDITS   AND EARNINGS CREDITS       RATE (a)
MID CAP VALUE FUND
1/1/04 Through 6/30/04     $        685           0.75%          0.85%                1.03%                  0.57%            22%
Year Ended 12/31/03        $        334           0.75%          1.00%                1.07%                  0.68%            32%
Year Ended 12/31/03        $         59           0.75%          1.01%                1.22%                  0.54%            51%
10/1/01 Through 12/31/01^  $          4           0.75%          0.94%                3.30%!!               (1.61%)           15%
Year Ended 9/30/01         $          4           0.75%          1.07%                3.25%!!               (1.43%)           98%
Year Ended 9/30/00         $          5           0.97%          0.84%                4.24%!!               (2.43%)           99%
Year Ended 9/30/99         $          4           1.25%          0.06%                5.11%!!               (3.80%)!!        109%

SMALL CAP GROWTH FUND
1/1/04 Through 6/30/04     $          3           0.85%         (0.48%)               4.70%                 (4.33%)           52%
Year Ended 12/31/03        $          3           0.85%         (0.58%)              10.08%!!               (9.81%)!!        143%
Year Ended 12/31/02        $          1           0.85%         (0.64%)               8.07%!!               (7.86%)!!         76%
10/1/01 Through 12/31/01^  $          2           0.85%         (0.62%)               6.66%!!               (6.43%)!!         25%
Year Ended 8/30/01         $          2           0.85%         (0.53%)               5.82%!!               (5.50%)!!         71%
Year Ended 9/30/00         $          4           1.05%         (0.61%)               5.47%!!               (5.03%)!!         88%
Year Ended 9/30/99         $          2           1.35%         (0.68%)              10.19%!!               (9.52%)!!         71%

U.S. SMALL COMPANY FUND
1/1/04 Through 6/30/04     $        112           0.83%         (0.07%)               0.95%                 (0.19%)          100%
Year Ended 12/31/03        $        183           0.83%          0.33%                0.95%                  0.21%            78%
Year Ended 12/31/02        $        214           0.83%          0.41%                0.93%                  0.31%            90%
6/1/01 Through 12/31/01++  $        269           0.82%          0.57%                0.86%                  0.53%            48%~
Year Ended 5/31/01         $        410           0.82%          0.54%                0.82%                  0.54%           110%~
Year Ended 5/31/00         $        358           0.80%          0.26%                0.82%                  0.24%           104%~
Year Ended 5/31/99         $        345           0.80%          0.55%                0.85%                  0.50%           104%~

  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
 ~ Prior to September 10, 2001, USSCF invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of USSCP.

SEE NOTES TO FINANCIAL STATEMENTS.

SELECT SHARES

                                                              PER SHARE OPERATING PERFORMANCE:
                            ------------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                           ------------------------------------------   ------------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                               NET ASSET            NET     SECURITIES                     DIVIDENDS
                                  VALUE,     INVESTMENT          (BOTH     TOTAL FROM       FROM NET  DISTRIBUTIONS
                               BEGINNING         INCOME   REALIZED AND     INVESTMENT     INVESTMENT   FROM CAPITAL          TOTAL
                               OF PERIOD         (LOSS)    UNREALIZED)     OPERATIONS         INCOME          GAINS  DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04      $      17.13          (0.06)@         0.89           0.83             --             --             --
Year Ended 12/31/03         $      12.32          (0.11)@         4.92           4.81             --             --             --
Year Ended 12/31/02         $      15.89          (0.08)         (3.49)         (3.57)            --             --             --
11/1/01 Through 12/31/01^   $      14.37          (0.02)          1.54           1.52             --             --             --
Year Ended 10/31/01         $      24.65          (0.21)         (6.69)         (6.90)            --           3.38           3.38
Year Ended 10/31/00         $      15.98          (0.13)@         8.80           8.67             --             --             --
4/15/99** Through 10/31/99  $      14.11          (0.05)          1.92           1.87             --             --             --

MID CAP EQUITY FUND
1/1/04 Through 6/30/04      $      31.18           0.10           2.53           2.63           0.09             --           0.09
Year Ended 12/31/03         $      24.39           0.13           7.71           7.84           0.13           0.92           1.05
Year Ended 12/31/02         $      29.51           0.13          (4.07)         (3.94)          0.13           1.05           1.18
11/1/01 Through 12/31/01^   $      26.17           0.02           3.43           3.45           0.02           0.09           0.11
Year Ended 10/31/01         $      37.85           0.12          (5.30)         (5.18)          0.12           6.38           6.50
Year Ended 10/31/00         $      37.55           0.17           9.34           9.51           0.20           9.01           9.21
Year Ended 10/31/99         $      29.63           0.15           8.52           8.67           0.14           0.61           0.75

MID CAP VALUE FUND
1/1/04 Through 6/30/04      $      18.70           0.06@          1.36           1.42             --             --             --
Year Ended 12/31/03         $      14.48           0.12@          4.27           4.39           0.06           0.11           0.17
Year Ended 12/31/02         $      14.14           0.14@          0.27           0.41           0.06           0.01           0.07
10/31/01** Through
  12/31/01++                $      13.48           0.01@          1.49           1.50           0.09           0.75           0.84

  ^ The Fund changed its fiscal year end from October 31 to December 31. ++ The Fund changed its fiscal year end from September 30 to December 31. ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(a) Not annualized for periods less than one year.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                            PER SHARE OPERATING PERFORMANCE:
                            --------------------------------
                                 NET ASSET
                                VALUE, END          TOTAL
                                 OF PERIOD     RETURN (a)
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04        $      17.96           4.85%
Year Ended 12/31/03           $      17.13          39.04%
Year Ended 12/31/02           $      12.32         (22.47%)
11/1/01 Through 12/31/01^     $      15.89          10.58%
Year Ended 10/31/01           $      14.37         (30.20%)
Year Ended 10/31/00           $      24.65          54.26%
4/15/99** Through 10/31/99    $      15.98          13.25%

MID CAP EQUITY FUND
1/1/04 Through 6/30/04        $      33.72           8.45%
Year Ended 12/31/03           $      31.18          32.29%
Year Ended 12/31/02           $      24.39         (13.39%)
11/1/01 Through 12/31/01^     $      29.51          13.20%
Year Ended 10/31/01           $      26.17         (15.27%)
Year Ended 10/31/00           $      37.85          30.94%
Year Ended 10/31/99           $      37.55          29.65%

MID CAP VALUE FUND
1/1/04 Through 6/30/04        $      20.12           7.59%
Year Ended 12/31/03           $      18.70          30.34%
Year Ended 12/31/02           $      14.48           2.90%
10/31/01** Through
  12/31/01++                  $      14.14          11.18%

                                                              RATIOS/SUPPLEMENTAL DATA:
                            -----------------------------------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS: #
                                           -----------------------------------------------------------------------
                                                                                                    NET INVESTMENT
                             NET ASSETS,                           NET             EXPENSES          INCOME (LOSS)
                                  END OF                    INVESTMENT     WITHOUT WAIVERS,       WITHOUT WAIVERS,      PORTFOLIO
                                  PERIOD            NET         INCOME       REIMBURSEMENTS         REIMBURSEMENTS       TURNOVER
                              (MILLIONS)       EXPENSES         (LOSS) AND EARNINGS CREDITS   AND EARNINGS CREDITS       RATE (a)
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04      $         15           1.10%         (0.69%)               1.29%                 (0.88%)           30%
Year Ended 12/31/03         $         16           1.10%         (0.79%)               1.28%                 (0.97%)           55%
Year Ended 12/31/02         $         12           1.10%         (0.79%)               1.22%                 (0.91%)           52%
11/1/01 Through 12/31/01^   $          8           1.10%         (0.82%)              10.33%!!              (10.05%)!!          8%
Year Ended 10/31/01         $         --+          1.12%         (0.76%)              12.21%!!              (11.86%)!!         57%
Year Ended 10/31/00         $         --+          1.10%         (0.59%)              15.48%!!              (14.97%)!!         87%
4/15/99** Through 10/31/99  $         --+          1.91%         (0.96%)              34.70%!!              (33.75%)!!         92%

MID CAP EQUITY FUND
1/1/04 Through 6/30/04      $        209           0.90%          0.60%                1.14%                  0.36%            59%
Year Ended 12/31/03         $        194           0.90%          0.48%                1.14%                  0.24%            62%
Year Ended 12/31/02         $        139           0.77%          0.51%                1.14%                  0.14%            84%
11/1/01 Through 12/31/01^   $        155           0.60%          0.38%                1.15%                 (0.17%)            2%
Year Ended 10/31/01         $        133           0.55%          0.38%                1.15%                 (0.22%)           55%
Year Ended 10/31/00         $        164           0.41%          0.52%                1.14%                 (0.21%)           84%
Year Ended 10/31/99         $        129           0.07%          0.44%                0.93%                 (0.42%)          101%

MID CAP VALUE FUND
1/1/04 Through 6/30/04      $        193           1.00%          0.60%                1.18%                  0.42%            22%
Year Ended 12/31/03         $         76           1.00%          0.74%                1.24%                  0.50%            32%
Year Ended 12/31/02         $         14           1.00%          0.96%                1.71%                  0.25%            51%
10/31/01** Through
  12/31/01++                $         --+          0.99%          0.58%                3.68%!!               (2.11%)!!         15%

SEE NOTES TO FINANCIAL STATEMENTS.

  + Amounts round to less than one million.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                                                              PER SHARE OPERATING PERFORMANCE:
                            ------------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                           ------------------------------------------   ------------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                               NET ASSET            NET     SECURITIES                     DIVIDENDS
                                  VALUE,     INVESTMENT          (BOTH     TOTAL FROM       FROM NET  DISTRIBUTIONS
                               BEGINNING         INCOME   REALIZED AND     INVESTMENT     INVESTMENT   FROM CAPITAL          TOTAL
                               OF PERIOD         (LOSS)    UNREALIZED)     OPERATIONS         INCOME          GAINS  DISTRIBUTIONS
SMALL CAP EQUITY FUND
1/1/04 Through 6/30/04      $      25.18          (0.03)@         2.63           2.60             --             --             --
Year Ended 12/31/03         $      18.37          (0.04)@         6.85           6.81             --             --             --
Year Ended 12/31/02         $      22.25          (0.04)@        (3.71)         (3.75)            --           0.13           0.13
11/1/01 Through 12/31/01^   $      20.27          (0.01)@         1.99           1.98             --             --             --
Year Ended 10/31/01         $      28.52          (0.10)         (4.26)         (4.36)            --           3.89           3.89
Year Ended 10/31/00         $      23.10          (0.05)@         8.12           8.07             --           2.65           2.65
Year Ended 10/31/99         $      20.59          (0.02)@         2.70           2.68             --           0.17           0.17

SMALL CAP GROWTH FUND
1/1/04 Through 6/30/04      $       7.79          (0.03)@         0.59           0.56             --             --             --
Year Ended 12/31/03         $       5.56          (0.05)@         2.28           2.23             --             --             --
Year Ended 12/31/02         $       9.30          (0.06)@        (3.68)         (3.74)            --             --             --
10/31/01** Through
  12/31/01++                $       7.77          (0.01)          1.54           1.53             --             --             --

TRUST SMALL CAP EQUITY FUND
1/1/04 Through 6/30/04      $      44.39          (0.02)          4.92           4.90             --             --             --
Year Ended 12/31/03         $      33.35           0.02          11.70          11.72           0.01           0.67           0.68
Year Ended 12/31/02         $      40.46           0.04          (6.86)         (6.82)          0.03           0.26           0.29
11/1/01 Through 12/31/01^   $      36.65           0.01           3.81           3.82           0.01             --           0.01
Year Ended 10/31/01         $      51.12           0.10          (7.61)         (7.51)          0.14           6.82           6.96
Year Ended 10/31/00         $      47.66           0.08          12.44          12.52           0.08           8.98           9.06
Year Ended 10/31/99         $      52.73           0.64          (2.50)         (1.86)          0.64           2.57           3.21

  ^ The Fund changed its fiscal year end from October 31 to December 31. ++ The Fund changed its fiscal year end from September 30 to December 31. ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                           PER SHARE OPERATING PERFORMANCE:
                           --------------------------------
                                NET ASSET
                               VALUE, END          TOTAL
                                OF PERIOD  RETURN (1)(a)
SMALL CAP EQUITY FUND
1/1/04 Through 6/30/04       $      27.78          10.33%
Year Ended 12/31/03          $      25.18          37.07%
Year Ended 12/31/02          $      18.37         (16.87%)
11/1/01 Through 12/31/01^    $      22.25           9.77%
Year Ended 10/31/01          $      20.27         (16.19%)
Year Ended 10/31/00          $      28.52          37.94%
Year Ended 10/31/99          $      23.10          13.06%

SMALL CAP GROWTH FUND
1/1/04 Through 6/30/04       $       8.35           7.19%
Year Ended 12/31/03          $       7.79          40.11%
Year Ended 12/31/02          $       5.56         (40.22%)
10/31/01** Through
  12/31/01++                 $       9.30          19.69%

TRUST SMALL CAP EQUITY FUND
1/1/04 Through 6/30/04       $      49.29          11.04%
Year Ended 12/31/03          $      44.39          35.20%
Year Ended 12/31/02          $      33.35         (16.94%)
11/1/01 Through 12/31/01^    $      40.46          10.42%
Year Ended 10/31/01          $      36.65         (15.47%)
Year Ended 10/31/00          $      51.12          30.16%
Year Ended 10/31/99          $      47.66          (4.20%)

                                                              RATIOS/SUPPLEMENTAL DATA:
                            -----------------------------------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS: #
                                           -----------------------------------------------------------------------
                                                                                                    NET INVESTMENT
                             NET ASSETS,                           NET             EXPENSES          INCOME (LOSS)
                                  END OF                    INVESTMENT     WITHOUT WAIVERS,       WITHOUT WAIVERS,      PORTFOLIO
                                  PERIOD            NET         INCOME       REIMBURSEMENTS         REIMBURSEMENTS       TURNOVER
                              (MILLIONS)       EXPENSES         (LOSS) AND EARNINGS CREDITS   AND EARNINGS CREDITS       RATE (a)
SMALL CAP EQUITY FUND
1/1/04 Through 6/30/04      $        669           0.85%         (0.23%)               1.11%                 (0.49%)           26%
Year Ended 12/31/03         $        636           0.85%         (0.22%)               1.12%                 (0.49%)           38%
Year Ended 12/31/02         $        502           0.85%         (0.22%)               1.09%                 (0.46%)           51%
11/1/01 Through 12/31/01^   $        532           0.88%         (0.31%)               1.10%                 (0.53%)            6%
Year Ended 10/31/01         $        390           0.88%         (0.30%)               1.12%                 (0.54%)           47%
Year Ended 10/31/00         $        383           0.88%         (0.20%)               1.13%                 (0.45%)           75%
Year Ended 10/31/99         $        269           0.88%         (0.07%)               1.13%                 (0.32%)           92%

SMALL CAP GROWTH FUND
1/1/04 Through 6/30/04      $         --+          1.10%         (0.72%)               7.65%                 (7.27%)           52%
Year Ended 12/31/03         $         --+          1.10%         (0.81%)              24.96%!!              (24.67%)!!        143%
Year Ended 12/31/02         $         --+          1.10%         (0.89%)              24.20%!!              (23.99%)!!         76%
10/31/01** Through
  12/31/01++                $         --+          1.10%         (0.88%)               9.40%!!               (9.18%)!!         25%

TRUST SMALL CAP EQUITY FUND
1/1/04 Through 6/30/04      $        362           0.63%         (0.07%)               1.11%                 (0.55%)           22%
Year Ended 12/31/03         $        386           0.60%          0.04%                1.10%                 (0.46%)           48%
Year Ended 12/31/02         $        259           0.51%          0.10%                1.11%                 (0.50%)           52%
11/1/01 Through 12/31/01^   $        317           0.40%          0.09%                1.12%                 (0.63%)            7%
Year Ended 10/31/01         $        299           0.34%          0.28%                1.13%                 (0.51%)           50%
Year Ended 10/31/00         $        380           0.50%          0.19%                1.07%                 (0.38%)           76%
Year Ended 10/31/99         $        339           0.04%          1.16%                0.86%                  0.34%            55%

(a) Not annualized for periods less than one year.
  + Amount rounds to less than one million.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                              PER SHARE OPERATING PERFORMANCE:
                            ------------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                           ------------------------------------------   ------------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                               NET ASSET            NET     SECURITIES                     DIVIDENDS
                                  VALUE,     INVESTMENT          (BOTH     TOTAL FROM       FROM NET  DISTRIBUTIONS
                               BEGINNING         INCOME   REALIZED AND     INVESTMENT     INVESTMENT   FROM CAPITAL          TOTAL
                               OF PERIOD         (LOSS)    UNREALIZED)     OPERATIONS         INCOME          GAINS  DISTRIBUTIONS
U.S. SMALL COMPANY FUND+
1/1/04 Through 6/30/04      $      13.90          (0.02)@         0.22           0.20             --             --             --
Year Ended 12/31/03         $       9.97           0.02@          3.94           3.96           0.03             --           0.03
Year Ended 12/31/02         $      12.57           0.03          (2.60)         (2.57)          0.03             --           0.03
6/1/01 Through 12/31/01^    $      13.43           0.04@         (0.79)         (0.75)          0.05           0.06           0.11
Year Ended 5/31/01          $      14.45           0.05           0.04           0.09           0.03           1.08           1.11
Year Ended 5/31/00          $      11.49             --           2.97           2.97           0.01             --           0.01
Year Ended 5/31/99          $      14.76           0.04          (1.76)         (1.72)          0.04           1.51           1.55

U.S. SMALL COMPANY
OPPORTUNITIES FUND
1/1/04 Through 6/30/04      $       9.02          (0.04)          0.66           0.62             --             --             --
Year Ended 12/31/03         $       7.04          (0.13)          2.11           1.98             --             --             --
Year Ended 12/31/02         $      10.48          (0.09)         (3.35)         (3.44)            --             --             --
6/1/01 Through 12/31/01^    $      12.19          (0.04)         (1.67)         (1.71)            --             --             --
Year Ended 5/31/01          $      15.90          (0.07)         (2.29)         (2.36)            --           1.35           1.35
Year Ended 5/31/00          $      12.17             --           3.73           3.73             --             --             --
Year Ended 5/31/99          $      12.57          (0.01)         (0.08)         (0.09)            --           0.31           0.31

  + On September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split
  ^ The fund changed its fiscal year end from May 31 to December 31.
  @ Calculated based upon average shares outstanding.
(a) Not annualized for periods less than one year.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                            PER SHARE OPERATING PERFORMANCE:
                            --------------------------------
                                 NET ASSET
                                VALUE, END          TOTAL
                                 OF PERIOD     RETURN (a)
U.S. SMALL COMPANY FUND+
1/1/04 Through 6/30/04        $      14.10           1.44%
Year Ended 12/31/03           $      13.90          39.72%
Year Ended 12/31/02           $       9.97         (20.48%)
6/1/01 Through 12/31/01^      $      12.57          (5.56%)
Year Ended 5/31/01            $      13.43           0.75%
Year Ended 5/31/00            $      14.45          25.90%
Year Ended 5/31/99            $      11.49         (10.95%)

U.S. SMALL COMPANY
OPPORTUNITIES FUND
1/1/04 Through 6/30/04        $       9.64           6.87%
Year Ended 12/31/03           $       9.02          28.13%
Year Ended 12/31/02           $       7.04         (32.82%)
6/1/01 Through 12/31/01^      $      10.48         (14.03%)
Year Ended 5/31/01            $      12.19         (15.51%)
Year Ended 5/31/00            $      15.90          30.65%
Year Ended 5/31/99            $      12.17          (0.49%)

                                                              RATIOS/SUPPLEMENTAL DATA:
                            -----------------------------------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS: #
                                           -----------------------------------------------------------------------
                                                                                                    NET INVESTMENT
                             NET ASSETS,                           NET             EXPENSES          INCOME (LOSS)
                                  END OF                    INVESTMENT     WITHOUT WAIVERS,       WITHOUT WAIVERS,      PORTFOLIO
                                  PERIOD            NET         INCOME       REIMBURSEMENTS         REIMBURSEMENTS       TURNOVER
                              (MILLIONS)       EXPENSES         (LOSS) AND EARNINGS CREDITS   AND EARNINGS CREDITS       RATE (a)
U.S. SMALL COMPANY FUND+
1/1/04 Through 6/30/04      $        117           1.01%         (0.25%)               1.12%                 (0.36%)          100%
Year Ended 12/31/03         $        156           1.01%          0.15%                1.11%                  0.05%            78%
Year Ended 12/31/02         $        199           1.01%          0.23%                1.10%                  0.14%            90%
6/1/01 Through 12/31/01^    $        286           1.01%          0.39%                1.04%                  0.36%            48%~
Year Ended 5/31/01          $        296           1.01%          0.35%                1.01%                  0.35%           110%~
Year Ended 5/31/00          $        285           1.00%          0.05%                1.00%                  0.05%           104%~
Year Ended 5/31/99          $        187           1.02%          0.34%                1.02%                  0.34%           104%~

U.S. SMALL COMPANY
OPPORTUNITIES FUND
1/1/04 Through 6/30/04      $          8           1.02%(o)      (0.70%)               2.54%                 (2.22%)           59%
Year Ended 12/31/03         $         10           1.02%         (0.62%)               1.68%                 (1.28%)          207%
Year Ended 12/31/02         $         55           1.02%         (0.66%)               1.17%                 (0.81%)          100%
6/1/01 Through 12/31/01^    $        195           1.02%         (0.50%)               1.07%                 (0.55%)           55%
Year Ended 5/31/01          $        339           0.99%         (0.35%)               0.99%                 (0.35%)          117%
Year Ended 5/31/00          $        529           0.99%         (0.47%)               0.99%                 (0.47%)          132%
Year Ended 5/31/99          $        286           1.07%         (0.42%)               1.07%                 (0.42%)          116%

  # Short periods have been annualized.
(o) Excludes interest expense for custody overdraft of 1 basis point.
  ~ Prior to September 10, 2001, USSCF invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of USSCP.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FAMILY OF FUNDS

U.S. EQUITY FUNDS
Capital Growth Fund
Disciplined Equity Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Equity Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
Trust Small Cap Equity Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

INTERNATIONAL EQUITY FUNDS
Fleming Asia Equity Fund
Fleming Emerging Markets Equity Fund
Fleming Intrepid European Fund
Fleming International Equity Fund
Fleming International Growth Fund
Fleming International Opportunities Fund
Fleming International Value Fund
Fleming Japan Fund

SPECIALTY FUNDS
Global 50 Fund
Global Healthcare Fund
Market Neutral Fund

TAX AWARE FUNDS
Fleming Tax Aware International
    Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Large Cap Growth Fund
Tax Aware Large Cap Value Fund
Tax Aware Short-Intermediate Income Fund
Tax Aware U.S. Equity Fund

INCOME FUNDS
Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Short Term Bond Fund
Short Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAX FREE FUNDS
California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS
100% U.S. Treasury Securities
    Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

UNDISCOVERED MANAGERS FUNDS
Behavioral Growth Fund
Behavioral Value Fund
REIT Fund
Small Cap Growth Fund

               Funds may be registered under separate registrants.

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

[JPMORGAM FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the Funds without examination by independent auditors, who express no opinion thereon.

INVESTORS SHOULD CAREFULLY READ THE FUNDS' PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUNDS' INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND'S PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

A list of portfolio holdings is available thirty days after month end upon request. Please contact your JPMorgan Fleming representative or call 1-800-348-4782 to obtain further information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-348-4782 and on the Commission's website at http://www.sec.gov.

JPMorgan Funds Fulfillment Center                                   PRSRT STD
      6112 W. 73rd Street                                         U.S. POSTAGE
    Bedford Park, IL 60638                                            PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2004 All rights reserved. August 2004.

                                                                     SAN-MSC-604

[GRAPHIC]

JPMORGAN FUNDS

SEMI-ANNUAL REPORT JUNE 30 (UNAUDITED) 2004


U.S. LARGE CAP EQUITY FUNDS

DISCIPLINED EQUITY FUND

EQUITY GROWTH FUND

EQUITY INCOME FUND

U.S. EQUITY FUND


[JPMORGAN FLEMING LOGO]

ASSET MANAGEMENT

[JPMORGAN FLEMING LOGO]

Asset Management


JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Fleming Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                           1
Fund Commentaries:
Disciplined Equity Fund                      3
Equity Growth Fund                           6
Equity Income Fund                           9
U.S. Equity Fund                            12
Portfolio of Investments                    15
Financial Statements                        28
Notes to Financial Statements               34
Financial Highlights                        56

HIGHLIGHTS

-  Favorable economic data and corporate profitability

-  Inflation concerns emerge

-  Small and mid caps outperform

-  Positive backdrop for equities

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN LARGE CAP EQUITY FUNDS

PRESIDENT'S LETTER  AUGUST 2, 2004

[PHOTO]

"Favorable economic data and gains in corporate profitability overcame investor concerns about higher interest rates in the first half of 2004, pushing U.S. equity prices gradually higher."

DEAR SHAREHOLDER:
We are pleased to present this semi-annual report for the U.S. Large Cap Equity Funds. Inside, you'll find information detailing the performance of the Funds for the 6 months ended June 30, 2004, along with reports from the Portfolio Managers.

EQUITIES EDGE HIGHER DESPITE RATE CONCERNS
Favorable economic data and gains in corporate profitability overcame investor concerns about higher interest rates in the first half of 2004, pushing U.S. equity prices gradually higher. In the early months of the year, the positive picture of low inflation, combined with robust economic growth and accelerating corporate earnings, supported equities. But by April, the picture was becoming less rosy. A sudden improvement in job creation, combined with higher-than-expected inflation, provoked a rise in bond yields and caused investor concerns over whether the Federal Reserve would be able to raise rates without choking off recovery. Furthermore, there was a marked increase in the level of violence in Iraq. On June 30, the last day of the half-year, the Federal Reserve confirmed that rates were on a rising trend, lifting them by 25 basis points. Even so, equities finished the half-year higher than they started, with the optimists drawing confidence from the sharp improvement in job growth and stellar gains in corporate profits.

SMALL AND MID CAP OUTPERFORMANCE
Once again, equity market returns were far from uniform. Broadly speaking, large capitalization stocks made modest gains, with the broad-based S&P 500 Index up 3.4% for the period. Both mid and small capitalization stocks performed far more robustly. The S&P Small Cap 600 Index rose 10.1% while the S&P Mid Cap 400 Index appreciated 6.1%. This is in line with a historical pattern of superior performance from small caps when the U.S. economy is emerging from periods of sluggish business activity. Additionally, toward the end of the period, higher quality stocks started to lead the market, in contrast to 2003 when they lagged.

OUTLOOK
A critical test has begun, as the U.S. economy attempts to make the transition from recovery to a sustainable, non-inflationary expansion. It is understandable that equities faltered as long-term interest rates moved higher, and as the Federal Reserve started to tighten. Barring a geopolitical catastrophe, however, we expect that the economy will cool but still grow at a solid pace; that corporate profits will continue to be supported by tight control over business costs; and that investors will, at some point in the not-so-distant future, again come to view equities as good value.

IMPORTANT MERGER NEWS
As you may know, J.P. Morgan Chase & Co. and Bank One Corp. merged in July 2004, as approved by both firms' shareholders. The combined company is called JPMorgan Chase & Co. The merger is compelling both strategically and financially. The new combined organization has top-tier positions in both wholesale and retail financial services, an extensive client base and greater scale. And, we have an extraordinarily talented team that shares common values and a strong client orientation.

As always, all of us at JPMorgan Fleming Asset Management thank you for your investment. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-348-4782.


Sincerely,

/s/ George C.W. Gatch
George C.W. Gatch
President
JPMorgan Funds

JPMORGAN DISCIPLINED EQUITY FUND

AS OF JUNE 30, 2004                                                  (UNAUDITED)

FUND FACTS

Fund Inception                          1/3/1997
Fiscal Year End                      DECEMBER 31
Net Assets as of 06/30/2004
(In Millions)                             $495.7
Primary Benchmark                  S&P 500 INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Disciplined Equity Fund, which seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index, returned 3.24% (Institutional shares) during the six months ended June 30, 2004. This compares to a return of 3.44% from the S&P 500 Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: Stock picking within the Consumer Staples, Consumer Cyclicals and Media sectors detracted from results. Within the Media sector, an overweight position in Viacom and an underweight in Yahoo! pressured performance. In the second quarter, Viacom's stock fell on news of the resignation of the company's COO, Mel Karmazin. Yahoo! rose as the company's first-quarter numbers exceeded consensus estimates and its online advertising revenues continued to strengthen. We maintained our positions in both names, however. We believe, for example, that Viacom's stock is underpriced, given that it has very strong free cash-flow prospects and has at least two potentially positive catalysts on the horizon (the spin-off of Blockbuster and a large share repurchase). We believe as well that Yahoo! is very expensive from a valuation perspective.

   An underweight in AT&T Wireless also hurt performance for the first six months of 2004, as its stock rose on news of the company's acquisition by Cingular. In addition, overweights in US Bancorp and Guidant, along with an underweight in Motorola, negatively impacted portfolio returns.

   On the other hand, the Fund's performance benefited from solid stock selection within the Finance, Semiconductor and Industrial Cyclicals sectors. At the stock-specific level, aiding performance the most was a position in Sepracor, the drug maker, as the company's stock rose 121% on the back of the FDA's approval of its promising anti-insomnia drug, Estorra. An overweight position in Countrywide Financial, the mortgage originator, also spurred results as the housing market and refinancing activity continued to be tepid and the company continued to gain market share within the industry. Our overweight position in Tyco positively impacted performance, as the company's portfolio of diversified industrial products, together with its improved balance sheet, resulted in strong cash flow generation, growing investor confidence and a recent upgrade by Moody's. TXU strongly outperformed its utility peers on a sharp improvement in the company's earnings outlook, due in large part to profits generated in the currently high natural gas price environment. Additionally, the stock rallied as the company's newly appointed CEO, John Wilder, unveiled a strategic plan with an earnings forecast for 2005 which represented more than double that of earlier consensus levels. Elsewhere within the Fund, underweight positions in Bristol Myers and Texas Instruments, along with Ebay, contributed notably to performance.

Q: HOW WAS THE FUND MANAGED?

A: At a high level, we continued to manage the Portfolio with a sector-neutral, style-consistent, well-diversified approach, driven by the stock selection insights of our fundamental research analysts. At the stock-specific level, the Fund overweighted names within each sector that our analysts deemed to be inexpensive relative to their sector peers, and to their long-term earnings and cash flow forecasts.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                 22.5%
Finance & Insurance                       19.7%
Technology                                16.8%
Industrial Products & Services            13.6%
Pharmaceuticals                            9.5%
Energy                                     6.6%
Health Services & Systems                  3.7%
Telecommunications                         3.6%
Utilities                                  2.7%
Short-Term Investments                     0.9%
REITs                                      0.4%

TOP TEN EQUITY HOLDINGS
OF THE PORTFOLIO

 1.  General Electric Co.                  3.9%
 2.  Citigroup, Inc.                       3.2%
 3.  Microsoft Corp.                       2.6%
 4.  Pfizer, Inc.                          2.4%
 5.  Exxon Mobil Corp.                     2.3%
 6.  Procter & Gamble Co.                  2.1%
 7.  Johnson & Johnson                     1.9%
 8.  The Coca-Cola Co.                     1.9%
 9.  Wal-Mart Stores, Inc.                 1.8%
10.  Cisco Systems, Inc.                   1.7%

Top 10 equity holdings comprised 23.8% ($118,198 in thousands) of the Portfolio's market value of investments. As of June 30, 2004 the Fund held 194 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2004

                                                                                                     SINCE
                                                                                                  INCEPTION
                                                 1 YEAR          3 YEARS           5 YEARS         (1/3/97)
                                              -------------------------------------------------------------
  CLASS A SHARES
          Without Sales Charge                   18.71%          (2.49%)           (4.08%)            6.45%
             With Sales Charge*                  11.86%          (4.40%)           (5.21%)            5.61%
                                              -------------------------------------------------------------
  INSTITUTIONAL SHARES                           19.27%          (2.05%)           (3.65%)            6.82%
                                              -------------------------------------------------------------
  SELECT SHARES                                  19.04%          (2.26%)           (3.94%)            6.55%
  ULTRA SHARES                                   19.39%          (2.00%)           (3.63%)            6.84%
                                              -------------------------------------------------------------

*Sales Charge for Class A Shares is 5.75%.

[CHART]

LIFE OF FUND PERFORMANCE (01/03/97 TO 06/30/04)

           JPMORGAN DISCIPLINED EQUITY FUND (INSTITUTIONAL SHARES)  S&P 500 INDEX  LIPPER LARGE-CAP CORE FUNDS INDEX
Jan-1997                         $   3,000,000                      $   3,000,000              $   3,000,000
Jan-1997                         $   3,150,000                      $   3,000,000              $   3,000,000
Feb-1997                         $   3,173,940                      $   3,023,400              $   2,996,400
Mar-1997                         $   3,041,904                      $   2,899,138              $   2,868,154
Apr-1997                         $   3,215,901                      $   3,072,217              $   3,027,050
May-1997                         $   3,441,014                      $   3,259,315              $   3,210,792
Jun-1997                         $   3,594,139                      $   3,405,332              $   3,350,140
Jul-1997                         $   3,894,250                      $   3,676,397              $   3,614,801
Aug-1997                         $   3,694,475                      $   3,470,518              $   3,430,808
Sep-1997                         $   3,869,223                      $   3,660,703              $   3,607,494
Oct-1997                         $   3,748,504                      $   3,538,435              $   3,496,384
Nov-1997                         $   3,908,190                      $   3,702,265              $   3,610,715
Dec-1997                         $   3,962,123                      $   3,765,944              $   3,676,430
Jan-1998                         $   4,032,253                      $   3,807,746              $   3,712,827
Feb-1998                         $   4,331,446                      $   4,082,284              $   3,976,066
Mar-1998                         $   4,557,547                      $   4,291,297              $   4,172,882
Apr-1998                         $   4,627,733                      $   4,334,639              $   4,215,028
May-1998                         $   4,575,903                      $   4,260,084              $   4,142,951
Jun-1998                         $   4,737,890                      $   4,433,043              $   4,339,741
Jul-1998                         $   4,694,775                      $   4,386,053              $   4,304,589
Aug-1998                         $   4,004,643                      $   3,751,829              $   3,660,192
Sep-1998                         $   4,268,549                      $   3,992,322              $   3,842,104
Oct-1998                         $   4,630,522                      $   4,316,897              $   4,130,261
Nov-1998                         $   4,949,565                      $   4,578,501              $   4,376,012
Dec-1998                         $   5,243,569                      $   4,842,223              $   4,666,579
Jan-1999                         $   5,422,899                      $   5,044,628              $   4,829,909
Feb-1999                         $   5,227,675                      $   4,887,740              $   4,680,665
Mar-1999                         $   5,442,009                      $   5,083,250              $   4,868,828
Apr-1999                         $   5,756,013                      $   5,279,971              $   4,999,313
May-1999                         $   5,631,108                      $   5,155,364              $   4,866,831
Jun-1999                         $   5,920,547                      $   5,441,487              $   5,138,400
Jul-1999                         $   5,731,089                      $   5,271,712              $   4,987,845
Aug-1999                         $   5,701,861                      $   5,245,354              $   4,936,969
Sep-1999                         $   5,537,647                      $   5,101,631              $   4,803,177
Oct-1999                         $   5,830,589                      $   5,424,564              $   5,097,612
Nov-1999                         $   5,917,464                      $   5,534,683              $   5,222,503
Dec-1999                         $   6,204,462                      $   5,860,676              $   5,569,800
Jan-2000                         $   5,872,523                      $   5,566,470              $   5,344,780
Feb-2000                         $   5,730,408                      $   5,461,264              $   5,343,176
Mar-2000                         $   6,312,617                      $   5,995,375              $   5,807,498
Apr-2000                         $   6,099,251                      $   5,814,915              $   5,617,593
May-2000                         $   5,943,110                      $   5,695,709              $   5,474,345
Jun-2000                         $   6,095,848                      $   5,835,823              $   5,674,706
Jul-2000                         $   5,997,095                      $   5,744,784              $   5,586,180
Aug-2000                         $   6,374,312                      $   6,101,535              $   5,971,627
Sep-2000                         $   5,980,380                      $   5,779,374              $   5,653,936
Oct-2000                         $   5,986,958                      $   5,755,101              $   5,588,350
Nov-2000                         $   5,487,646                      $   5,301,599              $   5,096,576
Dec-2000                         $   5,529,901                      $   5,327,577              $   5,158,754
Jan-2001                         $   5,755,521                      $   5,516,706              $   5,304,746
Feb-2001                         $   5,208,746                      $   5,013,582              $   4,810,875
Mar-2001                         $   4,874,345                      $   4,695,721              $   4,515,487
Apr-2001                         $   5,295,001                      $   5,060,579              $   4,858,664
May-2001                         $   5,349,539                      $   5,094,485              $   4,885,872
Jun-2001                         $   5,229,710                      $   4,970,689              $   4,755,908
Jul-2001                         $   5,178,458                      $   4,921,976              $   4,686,948
Aug-2001                         $   4,843,412                      $   4,613,860              $   4,410,886
Sep-2001                         $   4,395,397                      $   4,241,522              $   4,076,100
Oct-2001                         $   4,487,700                      $   4,322,535              $   4,172,296
Nov-2001                         $   4,843,574                      $   4,654,073              $   4,445,581
Dec-2001                         $   4,882,807                      $   4,695,029              $   4,495,816
Jan-2002                         $   4,772,456                      $   4,626,482              $   4,424,783
Feb-2002                         $   4,666,030                      $   4,537,190              $   4,350,446
Mar-2002                         $   4,841,473                      $   4,707,789              $   4,498,361
Apr-2002                         $   4,517,094                      $   4,422,497              $   4,263,097
May-2002                         $   4,475,537                      $   4,389,770              $   4,231,976
Jun-2002                         $   4,132,263                      $   4,077,219              $   3,939,547
Jul-2002                         $   3,810,773                      $   3,759,196              $   3,646,839
Aug-2002                         $   3,831,351                      $   3,784,006              $   3,676,743
Sep-2002                         $   3,398,792                      $   3,372,685              $   3,319,731
Oct-2002                         $   3,683,271                      $   3,669,481              $   3,577,674
Nov-2002                         $   3,908,687                      $   3,885,614              $   3,737,596
Dec-2002                         $   3,673,384                      $   3,657,528              $   3,540,625
Jan-2003                         $   3,583,019                      $   3,561,701              $   3,447,860
Feb-2003                         $   3,527,482                      $   3,508,275              $   3,402,004
Mar-2003                         $   3,566,284                      $   3,542,306              $   3,430,581
Apr-2003                         $   3,866,565                      $   3,834,192              $   3,683,414
May-2003                         $   4,083,093                      $   4,036,253              $   3,862,060
Jun-2003                         $   4,121,066                      $   4,087,917              $   3,900,294
Jul-2003                         $   4,170,106                      $   4,159,865              $   3,961,919
Aug-2003                         $   4,247,253                      $   4,240,982              $   4,038,384
Sep-2003                         $   4,204,781                      $   4,196,028              $   3,986,289
Oct-2003                         $   4,454,545                      $   4,433,523              $   4,181,219
Nov-2003                         $   4,510,672                      $   4,472,538              $   4,216,341
Dec-2003                         $   4,761,014                      $   4,706,899              $   4,419,147
Jan-2004                         $   4,856,235                      $   4,793,035              $   4,481,457
Feb-2004                         $   4,930,535                      $   4,859,658              $   4,534,338
Mar-2004                         $   4,862,494                      $   4,786,278              $   4,463,149
Apr-2004                         $   4,766,703                      $   4,711,133              $   4,393,970
May-2004                         $   4,830,576                      $   4,775,676              $   4,438,789
Jun-2004                         $   4,915,479                      $   4,868,324              $   4,518,243

SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 1/3/97.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Disciplined Equity Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan Disciplined Equity Fund, which are similar to the expenses of the Select Shares. The returns presented prior to 12/31/97 are based on the historical expenses of the J.P. Morgan Institutional Disciplined Equity Fund which are lower than the expenses of the Select Shares.

Returns for the Class A Shares prior to 9/28/01 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

Returns for the Ultra Shares prior to 3/24/03 (offering date of the Ultra Shares) are calculated using the historical expenses of the Institutional Shares, which are higher than the expenses of the Ultra Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from January 3, 1997 to June 30,2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN EQUITY GROWTH FUND

AS OF JUNE 30, 2004                                                  (UNAUDITED)

FUND FACTS

Fund Inception                         3/29/1988
Fiscal Year End                      DECEMBER 31
Net Assets as of 06/30/2004
(In Millions)                              $61.7
Primary Benchmark                   RUSSELL 1000
                                    GROWTH INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Equity Growth Fund, which seeks capital appreciation, returned 2.47%
   (Select Shares) during the six months ended June 30, 2004. This compares with a return of 2.74% from the Russell 1000 Growth Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: Stock picking within the Semiconductor, Retail and Industrial Cyclicals sectors detracted from results. The technology storage provider, Veritas, saw its stock fall on an announcement of accounting issues in March (the company restated in earnings for 2003 and the first quarter of 2004 in early June). Being underweight in Qualcomm, the mobile telephone chipmaker, negatively impacted the Portfolio, as the company continued to benefit from the transition to high-speed data telephone services. The stock of Forest Labs, a drug company, declined as the company received a subpoena from the New York State Attorney General's office to supply information about the labeling of a product in the pediatric depression market. We do not believe that this will hinder revenue growth, as recent studies have thus far shown the drug to be successful. Within the media sector, our position in Viacom negatively affected results, as the stock fell on news of the resignation of the company's COO, Mel Karmazin. We have maintained our position in the name believing that the stock is underpriced, given that it has very strong free cash-flow prospects ($3 billion+ this year, according to our forecast) and has at least two potentially positive catalysts on the horizon (the spin-off of Blockbuster and a large share repurchase).

   The Fund's performance benefited from solid stock selection within the Software & Services, Consumer Cyclicals and Network Technology sectors. At the stock-specific level, aiding performance the most was a position in Symantec, the security software company, which benefited from the rash of viruses that have hit the Internet in recent times. The company's business continues to accelerate and margins continue to expand. As such, in late April, the company raised earnings and profit expectations for 2005. A position in Sepracor, the drug maker, also spurred performance, as the stock rose 121% on the back of the FDA's approval of its promising anti-insomnia drug, Estorra. Yahoo!'s stock hit a three-year high, as online advertising came back stronger than most had expected. Legg Mason's stock appreciated over 17% during the first half of the year, as the company's assets under management grew significantly. This, in turn, translated into notable increases in revenue and earnings. Elsewhere within the portfolio, positions in Nokia, Take-Two Interactive and Juniper Networks contributed to performance.

Q: HOW WAS THE FUND MANAGED?

A: We continued to manage the Fund with a largely sector-neutral, style-consistent approach, which stresses effective stock selection. The focus of the Fund continues to be on identifying and concentrating in companies with leadership positions within their respective industries, specifically those with solid business models, high returns on capital, strong free cash flow and significant prospects for strong future earnings growth.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                                33.0%
Consumer Goods & Services                 24.6%
Pharmaceuticals                           16.0%
Finance & Insurance                        8.6%
Health Services & Systems                  8.2%
Industrial Products & Services             4.5%
Energy                                     1.8%
Telecommunications                         1.7%
Short-Term Investments                     1.6%

TOP TEN EQUITY HOLDINGS
OF THE PORTFOLIO

 1. Pfizer, Inc.                           4.3%
 2. Cisco Systems, Inc.                    3.9%
 3. Microsoft Corp.                        3.7%
 4. Intel Corp.                            3.5%
 5. Johnson & Johnson                      2.9%
 6. The Coca-Cola Co.                      2.5%
 7. Procter & Gamble Co.                   2.4%
 8. Home Depot, Inc.                       2.4%
 9. Wal-Mart Stores, Inc.                  2.2%
10. Guidant Corp.                          1.9%

Top 10 equity holdings comprised 29.7% ($18,347 in thousands) of the Portfolio's market value of investments. As of June 30, 2004 the Fund held 93 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2004

                                                 1 YEAR          3 YEARS           5 YEARS         10 YEARS
                                             --------------------------------------------------------------
  CLASS A SHARES
          Without Sales Charge                   11.68%          (6.78%)           (8.48%)            8.14%
             With Sales Charge*                   5.26%          (8.61%)           (9.55%)            7.50%
                                             --------------------------------------------------------------
  CLASS B SHARES
                  Without CDSC                   10.83%          (7.46%)           (8.92%)            7.87%
                     With CDSC**                  5.83%          (8.37%)           (9.20%)            7.87%
                                             --------------------------------------------------------------
  CLASS C SHARES
                  Without CDSC                   10.84%          (7.45%)           (8.93%)            7.87%
                     With CDSC***                 9.84%          (7.45%)           (8.93%)            7.87%
                                             --------------------------------------------------------------
  SELECT SHARES                                  11.94%          (6.54%)           (8.25%)            8.30%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the 5 year period and 0% CDSC for the ten year period.
*** Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN-YEAR FUND PERFORMANCE (06/30/94 TO 06/30/04)

           JPMORGAN EQUITY GROWTH FUND (SELECT SHARES)     RUSSELL 1000 GROWTH INDEX     LIPPER LARGE-CAP GROWTH FUNDS INDEX
Jun-1994                $    1,000,000                           $    1,000,000                    $    1,000,000
Jul-1994                $    1,027,600                           $    1,034,200                    $    1,028,700
Aug-1994                $    1,064,183                           $    1,091,805                    $    1,081,472
Sep-1994                $    1,046,198                           $    1,076,847                    $    1,055,733
Oct-1994                $    1,063,669                           $    1,102,261                    $    1,082,760
Nov-1994                $    1,030,483                           $    1,066,988                    $    1,042,806
Dec-1994                $    1,037,799                           $    1,084,914                    $    1,050,940
Jan-1995                $    1,047,970                           $    1,108,023                    $    1,059,137
Feb-1995                $    1,081,190                           $    1,154,449                    $    1,095,572
Mar-1995                $    1,109,842                           $    1,188,159                    $    1,126,686
Apr-1995                $    1,122,272                           $    1,214,179                    $    1,157,445
May-1995                $    1,149,880                           $    1,256,554                    $    1,195,756
Jun-1995                $    1,202,775                           $    1,305,057                    $    1,256,859
Jul-1995                $    1,257,381                           $    1,359,347                    $    1,325,232
Aug-1995                $    1,258,512                           $    1,360,843                    $    1,332,653
Sep-1995                $    1,278,774                           $    1,423,578                    $    1,382,095
Oct-1995                $    1,271,485                           $    1,424,574                    $    1,374,217
Nov-1995                $    1,302,382                           $    1,479,990                    $    1,417,505
Dec-1995                $    1,305,768                           $    1,488,426                    $    1,418,072
Jan-1996                $    1,342,330                           $    1,538,288                    $    1,459,763
Feb-1996                $    1,371,056                           $    1,566,439                    $    1,492,608
Mar-1996                $    1,377,226                           $    1,568,475                    $    1,493,354
Apr-1996                $    1,421,710                           $    1,609,726                    $    1,528,896
May-1996                $    1,460,523                           $    1,665,906                    $    1,573,998
Jun-1996                $    1,438,615                           $    1,668,238                    $    1,559,832
Jul-1996                $    1,350,859                           $    1,570,479                    $    1,476,381
Aug-1996                $    1,391,385                           $    1,610,998                    $    1,520,673
Sep-1996                $    1,466,798                           $    1,728,278                    $    1,626,512
Oct-1996                $    1,491,000                           $    1,738,648                    $    1,646,843
Nov-1996                $    1,591,196                           $    1,869,220                    $    1,753,394
Dec-1996                $    1,573,692                           $    1,832,584                    $    1,709,910
Jan-1997                $    1,714,381                           $    1,961,048                    $    1,818,318
Feb-1997                $    1,720,038                           $    1,947,713                    $    1,792,134
Mar-1997                $    1,625,436                           $    1,842,341                    $    1,700,377
Apr-1997                $    1,758,234                           $    1,964,673                    $    1,793,728
May-1997                $    1,871,288                           $    2,106,522                    $    1,915,522
Jun-1997                $    1,952,877                           $    2,190,783                    $    1,995,782
Jul-1997                $    2,125,120                           $    2,384,448                    $    2,186,579
Aug-1997                $    1,987,200                           $    2,244,958                    $    2,067,410
Sep-1997                $    2,114,381                           $    2,355,410                    $    2,181,531
Oct-1997                $    2,036,149                           $    2,268,260                    $    2,105,832
Nov-1997                $    2,126,757                           $    2,364,661                    $    2,152,582
Dec-1997                $    2,158,871                           $    2,391,145                    $    2,181,857
Jan-1998                $    2,208,957                           $    2,462,640                    $    2,220,476
Feb-1998                $    2,346,796                           $    2,647,831                    $    2,390,120
Mar-1998                $    2,437,382                           $    2,753,479                    $    2,501,260
Apr-1998                $    2,479,062                           $    2,791,477                    $    2,543,282
May-1998                $    2,450,800                           $    2,712,199                    $    2,486,312
Jun-1998                $    2,639,267                           $    2,878,457                    $    2,628,529
Jul-1998                $    2,624,751                           $    2,859,459                    $    2,627,215
Aug-1998                $    2,241,275                           $    2,430,254                    $    2,198,191
Sep-1998                $    2,395,699                           $    2,616,898                    $    2,357,999
Oct-1998                $    2,580,886                           $    2,827,297                    $    2,510,090
Nov-1998                $    2,767,226                           $    3,042,454                    $    2,682,533
Dec-1998                $    3,051,974                           $    3,316,883                    $    2,977,612
Jan-1999                $    3,293,995                           $    3,511,584                    $    3,170,859
Feb-1999                $    3,147,083                           $    3,351,105                    $    3,040,537
Mar-1999                $    3,312,620                           $    3,527,708                    $    3,213,239
Apr-1999                $    3,216,885                           $    3,532,294                    $    3,224,164
May-1999                $    3,153,834                           $    3,423,853                    $    3,117,444
Jun-1999                $    3,413,079                           $    3,663,522                    $    3,334,107
Jul-1999                $    3,322,633                           $    3,547,022                    $    3,229,416
Aug-1999                $    3,331,271                           $    3,604,839                    $    3,230,062
Sep-1999                $    3,288,631                           $    3,529,137                    $    3,197,438
Oct-1999                $    3,532,319                           $    3,795,587                    $    3,442,682
Nov-1999                $    3,682,796                           $    4,000,169                    $    3,612,750
Dec-1999                $    4,023,454                           $    4,416,187                    $    4,014,126
Jan-2000                $    3,860,504                           $    4,209,068                    $    3,853,160
Feb-2000                $    4,082,097                           $    4,414,891                    $    4,055,836
Mar-2000                $    4,304,980                           $    4,730,997                    $    4,340,556
Apr-2000                $    4,111,686                           $    4,505,802                    $    4,004,597
May-2000                $    3,754,792                           $    4,278,709                    $    3,773,932
Jun-2000                $    4,100,608                           $    4,603,036                    $    4,023,389
Jul-2000                $    3,979,640                           $    4,411,089                    $    3,941,714
Aug-2000                $    4,266,174                           $    4,810,293                    $    4,282,673
Sep-2000                $    3,738,875                           $    4,355,239                    $    3,955,905
Oct-2000                $    3,548,566                           $    4,149,236                    $    3,746,637
Nov-2000                $    3,137,997                           $    3,537,639                    $    3,243,839
Dec-2000                $    3,072,413                           $    3,425,849                    $    3,223,727
Jan-2001                $    3,226,034                           $    3,662,575                    $    3,317,537
Feb-2001                $    2,768,260                           $    3,040,670                    $    2,803,982
Mar-2001                $    2,504,168                           $    2,709,845                    $    2,512,649
Apr-2001                $    2,793,149                           $    3,052,641                    $    2,782,507
May-2001                $    2,756,279                           $    3,007,767                    $    2,761,360
Jun-2001                $    2,719,345                           $    2,937,987                    $    2,681,833
Jul-2001                $    2,670,940                           $    2,864,537                    $    2,585,823
Aug-2001                $    2,474,893                           $    2,630,218                    $    2,389,301
Sep-2001                $    2,220,474                           $    2,367,722                    $    2,148,937
Oct-2001                $    2,337,271                           $    2,492,028                    $    2,238,118
Nov-2001                $    2,489,661                           $    2,731,511                    $    2,443,130
Dec-2001                $    2,492,649                           $    2,726,322                    $    2,454,368
Jan-2002                $    2,462,488                           $    2,678,066                    $    2,398,899
Feb-2002                $    2,388,860                           $    2,566,926                    $    2,299,585
Mar-2002                $    2,432,098                           $    2,655,742                    $    2,392,028
Apr-2002                $    2,206,886                           $    2,439,033                    $    2,232,719
May-2002                $    2,168,265                           $    2,380,008                    $    2,192,084
Jun-2002                $    1,964,015                           $    2,159,858                    $    2,013,648
Jul-2002                $    1,871,902                           $    2,041,065                    $    1,862,020
Aug-2002                $    1,885,006                           $    2,047,189                    $    1,872,261
Sep-2002                $    1,673,697                           $    1,834,895                    $    1,690,839
Oct-2002                $    1,852,447                           $    2,003,155                    $    1,821,034
Nov-2002                $    1,947,663                           $    2,111,926                    $    1,896,425
Dec-2002                $    1,793,603                           $    1,965,992                    $    1,764,244
Jan-2003                $    1,744,817                           $    1,918,219                    $    1,723,490
Feb-2003                $    1,737,140                           $    1,909,395                    $    1,705,049
Mar-2003                $    1,786,648                           $    1,944,910                    $    1,737,103
Apr-2003                $    1,913,500                           $    2,088,638                    $    1,864,259
May-2003                $    1,975,306                           $    2,192,862                    $    1,955,608
Jun-2003                $    1,982,220                           $    2,223,123                    $    1,971,840
Jul-2003                $    2,024,045                           $    2,278,479                    $    2,029,023
Aug-2003                $    2,051,167                           $    2,335,213                    $    2,078,937
Sep-2003                $    1,998,452                           $    2,310,226                    $    2,034,656
Oct-2003                $    2,104,370                           $    2,440,061                    $    2,158,159
Nov-2003                $    2,119,942                           $    2,465,681                    $    2,178,662
Dec-2003                $    2,165,521                           $    2,550,994                    $    2,240,100
Jan-2004                $    2,181,762                           $    2,603,034                    $    2,283,110
Feb-2004                $    2,194,853                           $    2,619,694                    $    2,292,927
Mar-2004                $    2,178,611                           $    2,571,229                    $    2,267,246
Apr-2004                $    2,136,128                           $    2,541,403                    $    2,216,460
May-2004                $    2,190,386                           $    2,588,673                    $    2,256,578
Jun-2004                $    2,219,739                           $    2,621,032                    $    2,288,847

SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 3/29/88.

Returns for the Class A Shares prior to 8/13/98 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

Returns for the Class B and C Shares prior to 2/16/01 (offering date of the Class B and C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B and C Shares.

JPMorgan Equity Growth Fund, formerly Chase Equity Growth Fund, is the successor to the AVESTA Trust Equity Growth Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Equity Growth Fund, Russell 1000 Growth Index, and Lipper Large-Cap Growth Funds Index from June 30, 1994 to June 30, 2004. The performance of the fund assumes reinvestment of all dividend and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN EQUITY INCOME FUND

AS OF JUNE 30, 2004                                                  (UNAUDITED)

FUND FACTS

Fund Inception                         3/29/1988
Fiscal Year End                      DECEMBER 31
Net Assets as of 06/30/2004
(In Millions)                              $57.2
Primary Benchmark                   RUSSELL 1000
                                     VALUE INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Equity Income Fund, which seeks to invest in securities that provide both capital appreciation and current income, rose 4.76% (Select shares) in the six months ended June 30, 2004. This compares to a return of 3.94% from the Russell 1000 Value Index, the Fund's benchmark.

Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A: Stock selection in the Fund's Financial and Consumer Discretionary holdings helped the Fund outperform over the period. A particular strong performer was CharterOne Financial, which advanced after announcing it is being acquired by Citizens Financial Group. Many regional banks have been advancing on merger speculation as activity has heated up in the space.

   Despite the Fund's outperformance, stock selection in Consumer Staples hurt performance. Tobacco litigation weighted down shares of Altria, which returned lost ground over the quarter. Altria is subject to these cycles and is particularly sensitive to legal issues. Shares have rebounded slightly, and we continue to view Altria as a leader in its industry.

Q: HOW WAS THE FUND MANAGED?

A: The portfolio manager's focus remained on stock selection, believing that quality companies trading at attractive valuations will outperform in the long-term. The Fund continues to invest only in stocks that have above average dividend yields. The portfolio manager sought to maintain significant sector diversification in the portfolio and to avoid any large bets contingent on macroeconomic or sector trends.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                       34.1%
Energy                                    13.2%
Consumer Goods & Services                 10.9%
REITs                                      9.6%
Utilities                                  9.4%
Industrial Products & Services             8.2%
Telecommunications                         8.0%
Technology                                 2.8%
Pharmaceuticals                            2.3%
Short-Term Investments                     1.5%

TOP TEN EQUITY HOLDINGS
OF THE PORTFOLIO

 1. Exxon Mobil Corp.                      4.3%
 2. Citigroup, Inc.                        4.2%
 3. Bank of America Corp.                  3.8%
 4. ConocoPhillips                         3.2%
 5. ChevronTexaco Corp.                    2.7%
 6. Alltel Corp.                           2.7%
 7. Verizon
    Communications, Inc.                   2.6%
 8. SouthTrust Corp.                       2.3%
 9. Altria Group, Inc.                     2.0%
10. Compass Bancshares, Inc.               1.9%

Top 10 equity holdings comprised 29.7% ($17,033 in thousands) of the Portfolio's market value of investments. As of June 30, 2004 the Fund held 82 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2004

                                                 1 YEAR          3 YEARS           5 YEARS         10 YEARS
                                             --------------------------------------------------------------
  CLASS A SHARES
          Without Sales Charge                   18.29%          (0.93%)           (2.79%)            9.69%
             With Sales Charge*                  11.49%          (2.87%)           (3.94%)            9.04%
                                             --------------------------------------------------------------
  CLASS B SHARES
                  Without CDSC                   17.67%          (1.43%)           (3.12%)            9.50%
                     With CDSC**                 12.67%          (2.37%)           (3.38%)            9.50%
                                             --------------------------------------------------------------
  CLASS C SHARES
                  Without CDSC                   17.69%          (1.43%)           (3.12%)            9.50%
                     With CDSC***                16.69%          (1.43%)           (3.12%)            9.50%
                                             --------------------------------------------------------------
  SELECT SHARES                                  18.68%          (0.58%)           (2.48%)             9.89%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.
*** Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN-YEAR FUND PERFORMANCE (06/30/94 TO 06/30/04)

           JPMORGAN EQUITY INCOME FUND (SELECT SHARES)     RUSSELL 1000 VALUE INDEX        LIPPER EQUITY INCOME FUNDS INDEX
Jun-1994                 $    1,000,000.00                    $    1,000,000.00                     $    1,000,000.00
Jul-1994                 $    1,029,400.00                    $    1,031,100.00                     $    1,028,200.00
Aug-1994                 $    1,048,649.78                    $    1,060,692.57                     $    1,062,439.06
Sep-1994                 $    1,014,149.20                    $    1,025,477.58                     $    1,042,358.96
Oct-1994                 $    1,038,488.78                    $    1,039,731.71                     $    1,047,987.70
Nov-1994                 $      993,833.77                    $      997,726.55                     $    1,008,792.96
Dec-1994                 $    1,011,325.24                    $    1,009,200.41                     $    1,016,560.67
Jan-1995                 $    1,032,259.67                    $    1,040,283.78                     $    1,034,757.10
Feb-1995                 $    1,066,737.15                    $    1,081,374.99                     $    1,068,076.28
Mar-1995                 $    1,096,072.42                    $    1,105,057.10                     $    1,093,282.88
Apr-1995                 $    1,129,941.05                    $    1,139,976.91                     $    1,119,521.67
May-1995                 $    1,163,839.29                    $    1,187,969.94                     $    1,153,890.99
Jun-1995                 $    1,179,085.58                    $    1,204,007.53                     $    1,169,237.74
Jul-1995                 $    1,228,842.99                    $    1,245,906.99                     $    1,201,274.85
Aug-1995                 $    1,234,495.67                    $    1,263,474.28                     $    1,216,050.53
Sep-1995                 $    1,285,850.69                    $    1,309,212.05                     $    1,253,869.70
Oct-1995                 $    1,267,720.20                    $    1,296,250.85                     $    1,236,064.75
Nov-1995                 $    1,314,625.84                    $    1,361,970.77                     $    1,288,103.08
Dec-1995                 $    1,351,961.22                    $    1,396,156.23                     $    1,319,919.22
Jan-1996                 $    1,383,056.32                    $    1,439,716.31                     $    1,350,145.37
Feb-1996                 $    1,390,939.75                    $    1,450,658.15                     $    1,360,001.44
Mar-1996                 $    1,415,837.57                    $    1,475,319.34                     $    1,377,137.45
Apr-1996                 $    1,424,898.93                    $    1,480,925.55                     $    1,389,807.12
May-1996                 $    1,449,264.70                    $    1,499,437.12                     $    1,410,376.26
Jun-1996                 $    1,454,916.83                    $    1,500,636.67                     $    1,412,491.83
Jul-1996                 $    1,395,556.22                    $    1,443,912.61                     $    1,366,303.34
Aug-1996                 $    1,425,560.68                    $    1,485,208.51                     $    1,397,181.80
Sep-1996                 $    1,492,847.15                    $    1,544,319.81                     $    1,448,598.09
Oct-1996                 $    1,529,571.19                    $    1,604,084.98                     $    1,482,785.01
Nov-1996                 $    1,621,039.54                    $    1,720,381.14                     $    1,567,452.03
Dec-1996                 $    1,593,968.18                    $    1,698,360.27                     $    1,557,420.34
Jan-1997                 $    1,693,909.99                    $    1,780,730.74                     $    1,614,421.92
Feb-1997                 $    1,698,483.55                    $    1,806,907.48                     $    1,636,700.94
Mar-1997                 $    1,637,507.99                    $    1,741,858.81                     $    1,583,671.83
Apr-1997                 $    1,738,050.98                    $    1,815,016.88                     $    1,630,865.25
May-1997                 $    1,826,170.16                    $    1,916,476.33                     $    1,724,803.09
Jun-1997                 $    1,916,565.58                    $    1,998,693.16                     $    1,790,000.65
Jul-1997                 $    2,061,266.29                    $    2,148,994.89                     $    1,897,758.69
Aug-1997                 $    1,943,155.73                    $    2,072,490.67                     $    1,837,030.41
Sep-1997                 $    2,032,929.52                    $    2,197,669.10                     $    1,930,167.85
Oct-1997                 $    1,974,787.74                    $    2,136,354.14                     $    1,873,613.93
Nov-1997                 $    2,050,422.11                    $    2,230,780.99                     $    1,935,817.92
Dec-1997                 $    2,088,765.00                    $    2,295,919.79                     $    1,980,535.31
Jan-1998                 $    2,107,355.01                    $    2,263,317.73                     $    1,979,743.10
Feb-1998                 $    2,237,378.81                    $    2,415,639.02                     $    2,086,649.22
Mar-1998                 $    2,336,494.70                    $    2,563,476.12                     $    2,181,174.43
Apr-1998                 $    2,376,682.41                    $    2,580,651.41                     $    2,180,083.85
May-1998                 $    2,329,624.09                    $    2,542,457.77                     $    2,153,268.81
Jun-1998                 $    2,411,626.86                    $    2,575,001.23                     $    2,170,710.29
Jul-1998                 $    2,383,169.66                    $    2,529,681.21                     $    2,114,705.97
Aug-1998                 $    2,076,932.36                    $    2,153,264.65                     $    1,859,672.43
Sep-1998                 $    2,216,917.60                    $    2,276,862.04                     $    1,955,259.59
Oct-1998                 $    2,377,865.82                    $    2,453,318.85                     $    2,070,815.43
Nov-1998                 $    2,518,159.91                    $    2,567,643.50                     $    2,158,410.92
Dec-1998                 $    2,635,506.16                    $    2,654,943.38                     $    2,213,666.24
Jan-1999                 $    2,647,629.49                    $    2,676,182.93                     $    2,210,788.48
Feb-1999                 $    2,632,273.23                    $    2,638,448.75                     $    2,169,888.89
Mar-1999                 $    2,704,923.98                    $    2,693,064.64                     $    2,215,673.55
Apr-1999                 $    2,851,260.36                    $    2,944,596.88                     $    2,372,986.37
May-1999                 $    2,787,677.26                    $    2,912,206.31                     $    2,339,764.56
Jun-1999                 $    2,911,171.36                    $    2,996,660.29                     $    2,413,467.14
Jul-1999                 $    2,847,125.59                    $    2,908,858.15                     $    2,352,406.42
Aug-1999                 $    2,861,361.22                    $    2,800,939.51                     $    2,297,595.35
Sep-1999                 $    2,760,641.30                    $    2,702,906.63                     $    2,216,260.48
Oct-1999                 $    2,887,630.80                    $    2,858,594.05                     $    2,290,948.46
Nov-1999                 $    2,906,689.17                    $    2,836,297.02                     $    2,278,119.15
Dec-1999                 $    2,979,937.73                    $    2,849,911.24                     $    2,306,367.82
Jan-2000                 $    2,908,717.22                    $    2,757,004.13                     $    2,218,956.48
Feb-2000                 $    2,813,020.42                    $    2,552,158.73                     $    2,094,029.23
Mar-2000                 $    3,059,441.01                    $    2,863,522.09                     $    2,287,726.94
Apr-2000                 $    3,022,421.78                    $    2,830,305.24                     $    2,270,340.21
May-2000                 $    2,974,969.76                    $    2,860,023.44                     $    2,304,622.35
Jun-2000                 $    3,022,866.77                    $    2,729,320.37                     $    2,255,072.97
Jul-2000                 $    2,978,430.63                    $    2,763,436.87                     $    2,268,152.39
Aug-2000                 $    3,138,074.51                    $    2,917,083.96                     $    2,401,066.12
Sep-2000                 $    2,983,681.24                    $    2,943,921.14                     $    2,395,783.78
Oct-2000                 $    3,014,413.16                    $    3,016,341.60                     $    2,446,095.24
Nov-2000                 $    2,843,194.49                    $    2,904,435.32                     $    2,359,992.68
Dec-2000                 $    2,865,087.09                    $    3,049,947.53                     $    2,478,228.32
Jan-2001                 $    2,877,979.98                    $    3,061,842.33                     $    2,498,797.61
Feb-2001                 $    2,675,945.79                    $    2,976,723.11                     $    2,415,337.77
Mar-2001                 $    2,525,825.23                    $    2,871,644.79                     $    2,326,936.41
Apr-2001                 $    2,706,169.15                    $    3,012,355.38                     $    2,447,704.41
May-2001                 $    2,710,228.40                    $    3,080,133.38                     $    2,490,294.47
Jun-2001                 $    2,613,202.23                    $    3,011,754.42                     $    2,428,535.16
Jul-2001                 $    2,627,836.16                    $    3,005,429.73                     $    2,425,863.77
Aug-2001                 $    2,463,596.40                    $    2,884,912.00                     $    2,345,810.27
Sep-2001                 $    2,309,128.90                    $    2,681,814.19                     $    2,184,183.94
Oct-2001                 $    2,335,452.97                    $    2,658,750.59                     $    2,195,323.28
Nov-2001                 $    2,486,323.24                    $    2,813,224.00                     $    2,308,601.96
Dec-2001                 $    2,508,700.15                    $    2,879,616.09                     $    2,349,233.36
Jan-2002                 $    2,465,299.63                    $    2,857,443.04                     $    2,326,210.87
Feb-2002                 $    2,467,025.34                    $    2,862,014.95                     $    2,329,700.18
Mar-2002                 $    2,587,909.58                    $    2,997,388.26                     $    2,417,995.82
Apr-2002                 $    2,430,823.47                    $    2,894,577.84                     $    2,335,542.16
May-2002                 $    2,431,552.72                    $    2,909,050.73                     $    2,337,644.15
Jun-2002                 $    2,239,703.21                    $    2,742,071.22                     $    2,191,073.86
Jul-2002                 $    2,024,019.79                    $    2,487,058.60                     $    2,015,130.63
Aug-2002                 $    2,055,189.70                    $    2,505,960.24                     $    2,030,042.60
Sep-2002                 $    1,808,566.93                    $    2,227,297.46                     $    1,818,715.16
Oct-2002                 $    1,928,655.78                    $    2,392,340.21                     $    1,928,929.30
Nov-2002                 $    2,014,095.23                    $    2,543,057.64                     $    2,039,649.85
Dec-2002                 $    1,980,258.43                    $    2,432,688.94                     $    1,963,366.94
Jan-2003                 $    1,921,444.75                    $    2,373,817.86                     $    1,908,785.34
Feb-2003                 $    1,884,745.16                    $    2,310,436.93                     $    1,861,638.34
Mar-2003                 $    1,886,064.48                    $    2,314,364.67                     $    1,864,244.64
Apr-2003                 $    2,012,053.59                    $    2,518,028.76                     $    2,007,045.78
May-2003                 $    2,139,818.99                    $    2,680,693.42                     $    2,127,468.52
Jun-2003                 $    2,163,143.02                    $    2,714,202.09                     $    2,149,806.94
Jul-2003                 $    2,166,604.04                    $    2,754,643.70                     $    2,173,884.78
Aug-2003                 $    2,191,736.65                    $    2,797,616.14                     $    2,206,275.66
Sep-2003                 $    2,193,490.04                    $    2,770,199.50                     $    2,191,493.62
Oct-2003                 $    2,287,590.76                    $    2,939,735.71                     $    2,300,630.00
Nov-2003                 $    2,327,623.60                    $    2,979,716.12                     $    2,329,387.87
Dec-2003                 $    2,450,754.89                    $    3,163,266.63                     $    2,470,781.72
Jan-2004                 $    2,495,358.63                    $    3,218,940.12                     $    2,509,078.83
Feb-2004                 $    2,545,265.80                    $    3,287,825.44                     $    2,556,500.42
Mar-2004                 $    2,538,393.58                    $    3,258,892.58                     $    2,527,611.97
Apr-2004                 $    2,456,149.63                    $    3,179,375.60                     $    2,485,148.09
May-2004                 $    2,503,798.94                    $    3,211,805.23                     $    2,501,053.03
Jun-2004                 $    2,568,033.00                    $    3,287,604.00                     $    2,558,327.00

SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 3/29/88.

Returns for the Class A Shares prior to 8/24/98 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

Returns for the Class B and C Shares prior to 2/16/01 (offering date of the Class B and C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B and C Shares.

JPMorgan Equity Income Fund, formerly Chase Equity Income Fund, is the successor to the AVESTA Trust Equity Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Equity Income Fund, Russell 1000 Value Index, and Lipper Equity Income Funds Index from June 30, 1994 to June 30, 2004.

The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. EQUITY FUND

AS OF JUNE 30, 2004                                                  (UNAUDITED)

FUND FACTS

Fund Inception                         9/17/1993
Fiscal Year End                      DECEMBER 31
Net Assets as of 06/30/2004
(In Millions)                             $500.2
Primary Benchmark                  S&P 500 INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan U.S. Equity Fund, which seeks to provide high total return from a portfolio of selected equity securities, returned 3.49% (Institutional shares) in the six months ended June 30, 2004. This compares to a return of 3.44% from its benchmark, the S&P 500 Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: During this period, the Fund's performance benefited from solid stock selection within the Finance, Semiconductor and Industrial Cyclicals sectors. At the stock-specific level, aiding performance the most was a position in Sepracor, the drug maker, whose stock rose 121% on the back of the FDA's approval of its promising anti-insomnia drug, Estorra. Additionally, our overweight position in Tyco spurred results, as the company's portfolio of diversified industrial products, together with its improved balance sheet, resulted in strong cash-flow generation, growing investor confidence and a recent upgrade by Moody's. An overweight position in Sprint-PCS also did well, as the company's wireless subscriber growth accelerated. Elsewhere within the Fund, positions in Freddie Mac, Legg Mason and EW Scripps contributed strongly to performance.

   On the other hand, stock picking within the Media, Consumer Staples and Energy sectors detracted from results. Within the Media sector, an overweight position in Viacom and an underweight in Yahoo! pressured performance. In the second quarter, Viacom's stock fell on news of the resignation of the company's COO, Mel Karmazin. Yahoo! rose as the company's first quarter numbers exceeded consensus estimates and its on-line advertising revenues continued to strengthen. We maintained our positions in both names, however. We believe, for example, that Viacom's stock is underpriced, given that it has very strong free cash-flow prospects ($3 billion+ this year, according to our forecast) and has at least two potentially positive catalysts on the horizon (the spin-off of Blockbuster and a large share repurchase). We believe as well that Yahoo! is very expensive from a valuation perspective.

   An underweight in AT&T Wireless also hurt performance for the first six months of 2004, as its stock rose on news of the company's acquisition by Cingular. In addition, overweights in Altria and Novellus, along with an underweight in US Bancorp, negatively impacted portfolio returns.

Q: HOW WAS THE FUND MANAGED?

A: At a high level, we continued to manage the Fund with a largely sector-neutral, style-consistent approach, driven by the stock selection insights of our fundamental research analysts. At the stock-specific level, the portfolio concentrated in names within each sector that our analysts deemed to be inexpensive relative to their sector peers, and to their long-term earnings and cash-flow forecasts.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                 22.3%
Finance & Insurance                       19.6%
Technology                                16.4%
Industrial Products & Services            13.6%
Pharmaceuticals                            9.5%
Energy                                     6.3%
Telecommunications                         3.5%
Health Services & Systems                  3.1%
Short-Term Investments                     3.1%
Utilities                                  2.6%

TOP TEN EQUITY HOLDINGS
OF THE PORTFOLIO

 1.  Citigroup, Inc.                       4.2%
 2.  General Electric Co.                  3.2%
 3.  Tyco International LTD
     (Bermuda)                             2.5%
 4.  Pfizer, Inc.                          2.3%
 5.  Morgan Stanley                        2.0%
 6.  ExxonMobil Corp.                      2.0%
 7.  Johnson & Johnson                     1.9%
 8.  Freddie Mac                           1.9%
 9.  Wal-Mart Stores, Inc.                 1.9%
10.  Viacom, Inc., Class B                 1.8%

Top 10 equity holdings comprised 23.7% ($118,581 in thousands) of the Portfolio's market value of investments. As of June 30, 2004 the Fund held 121 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2004

                                                 1 YEAR          3 YEARS           5 YEARS         10 YEARS
                                           ----------------------------------------------------------------
  CLASS A SHARES
          Without Sales Charge                   19.03%          (1.37%)           (3.39%)            9.64%
             With Sales Charge*                  12.20%          (3.31%)           (4.53%)            8.99%
                                           ----------------------------------------------------------------
  CLASS B SHARES
                  Without CDSC                   18.24%          (2.03%)           (3.78%)            9.42%
                     With CDSC**                 13.24%          (3.09%)           (3.96%)            9.42%
                                           ----------------------------------------------------------------
  CLASS C SHARES
                  Without CDSC                   18.24%          (2.03%)           (3.77%)            9.42%
                     With CDSC***                17.24%          (2.03%)           (3.77%)            9.42%
                                           ----------------------------------------------------------------
  INSTITUTIONAL SHARES                           19.42%          (0.97%)           (3.03%)            9.95%
                                           ----------------------------------------------------------------
  SELECT SHARES                                  19.24%          (1.12%)           (3.19%)            9.75%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.
*** Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN-YEAR FUND PERFORMANCE (06/30/94 TO 06/30/04)

          JPMORGAN U.S. EQUITY FUND (INSTITUTIONAL SHARES)       S&P 500 Index   Lipper Large-Cap Core Funds Index
Jun-1994                $    3,000,000.00                      $    3,000,000.00           $    3,000,000.00
Jul-1994                $    3,101,100.00                      $    3,098,400.00           $    3,090,000.00
Aug-1994                $    3,210,258.72                      $    3,225,434.40           $    3,200,313.00
Sep-1994                $    3,135,459.69                      $    3,146,411.26           $    3,133,106.43
Oct-1994                $    3,164,305.92                      $    3,217,205.51           $    3,183,549.44
Nov-1994                $    3,017,798.56                      $    3,100,099.23           $    3,071,488.50
Dec-1994                $    3,047,674.76                      $    3,145,980.70           $    3,100,053.34
Jan-1995                $    3,115,333.14                      $    3,227,461.60           $    3,154,614.28
Feb-1995                $    3,248,046.33                      $    3,353,332.60           $    3,263,133.01
Mar-1995                $    3,365,950.42                      $    3,452,255.91           $    3,344,385.03
Apr-1995                $    3,439,664.73                      $    3,554,097.46           $    3,417,961.50
May-1995                $    3,566,244.39                      $    3,696,261.36           $    3,528,361.65
Jun-1995                $    3,622,234.43                      $    3,782,014.62           $    3,621,157.56
Jul-1995                $    3,734,161.47                      $    3,907,577.51           $    3,744,639.04
Aug-1995                $    3,761,794.27                      $    3,917,346.45           $    3,750,256.00
Sep-1995                $    3,864,491.25                      $    4,082,658.47           $    3,890,515.57
Oct-1995                $    3,764,787.38                      $    4,067,960.90           $    3,872,619.20
Nov-1995                $    3,976,368.43                      $    4,246,544.39           $    4,024,038.61
Dec-1995                $    4,047,943.06                      $    4,328,502.69           $    4,084,801.59
Jan-1996                $    4,153,189.58                      $    4,475,671.79           $    4,204,894.76
Feb-1996                $    4,239,575.92                      $    4,517,295.53           $    4,256,194.47
Mar-1996                $    4,319,279.95                      $    4,560,661.57           $    4,294,925.84
Apr-1996                $    4,411,712.54                      $    4,627,703.29           $    4,357,202.27
May-1996                $    4,472,594.17                      $    4,747,098.04           $    4,443,910.59
Jun-1996                $    4,421,606.60                      $    4,765,137.01           $    4,450,132.07
Jul-1996                $    4,188,587.93                      $    4,554,517.96           $    4,268,121.67
Aug-1996                $    4,334,350.79                      $    4,650,618.29           $    4,365,008.03
Sep-1996                $    4,533,297.49                      $    4,912,448.09           $    4,591,115.44
Oct-1996                $    4,598,576.98                      $    5,048,031.66           $    4,682,478.64
Nov-1996                $    4,989,915.88                      $    5,429,662.86           $    4,985,903.26
Dec-1996                $    4,907,083.27                      $    5,322,155.53           $    4,894,162.64
Jan-1997                $    5,189,731.27                      $    5,654,790.25           $    5,161,873.33
Feb-1997                $    5,211,009.17                      $    5,698,897.62           $    5,155,679.09
Mar-1997                $    5,035,919.26                      $    5,464,672.92           $    4,935,016.02
Apr-1997                $    5,243,399.14                      $    5,790,913.90           $    5,208,415.91
May-1997                $    5,600,998.96                      $    6,143,580.55           $    5,524,566.75
Jun-1997                $    5,772,949.62                      $    6,418,812.96           $    5,764,332.95
Jul-1997                $    6,277,505.42                      $    6,929,750.47           $    6,219,715.26
Aug-1997                $    6,054,653.98                      $    6,541,684.45           $    5,903,131.75
Sep-1997                $    6,327,718.87                      $    6,900,168.76           $    6,207,143.03
Oct-1997                $    6,077,773.98                      $    6,669,703.12           $    6,015,963.03
Nov-1997                $    6,218,170.56                      $    6,978,510.37           $    6,212,685.02
Dec-1997                $    6,309,577.66                      $    7,098,540.75           $    6,325,755.89
Jan-1998                $    6,348,066.09                      $    7,177,334.55           $    6,388,380.87
Feb-1998                $    6,820,362.20                      $    7,694,820.38           $    6,841,317.07
Mar-1998                $    7,116,365.92                      $    8,088,795.18           $    7,179,962.27
Apr-1998                $    7,267,232.88                      $    8,170,492.01           $    7,252,479.89
May-1998                $    7,198,194.17                      $    8,029,959.55           $    7,128,462.48
Jun-1998                $    7,297,529.25                      $    8,355,975.91           $    7,467,064.45
Jul-1998                $    7,137,713.36                      $    8,267,402.56           $    7,406,581.23
Aug-1998                $    5,998,534.31                      $    7,071,936.15           $    6,297,816.02
Sep-1998                $    6,482,016.17                      $    7,525,247.26           $    6,610,817.47
Oct-1998                $    6,965,574.58                      $    8,137,049.86           $    7,106,628.78
Nov-1998                $    7,509,585.95                      $    8,630,155.08           $    7,529,473.20
Dec-1998                $    7,873,049.91                      $    9,127,252.01           $    8,029,430.22
Jan-1999                $    8,110,816.02                      $    9,508,771.15           $    8,310,460.28
Feb-1999                $    7,788,005.54                      $    9,213,048.37           $    8,053,667.05
Mar-1999                $    8,139,244.59                      $    9,581,570.30           $    8,377,424.47
Apr-1999                $    8,631,668.89                      $    9,952,377.07           $    8,601,939.44
May-1999                $    8,541,036.37                      $    9,717,500.97           $    8,373,988.05
Jun-1999                $    9,034,708.27                      $   10,256,822.28           $    8,841,256.58
Jul-1999                $    8,688,678.94                      $    9,936,809.42           $    8,582,207.76
Aug-1999                $    8,473,199.70                      $    9,887,125.37           $    8,494,669.24
Sep-1999                $    8,120,714.60                      $    9,616,218.14           $    8,264,463.71
Oct-1999                $    8,473,153.61                      $   10,224,924.75           $    8,771,075.33
Nov-1999                $    8,683,287.82                      $   10,432,490.72           $    8,985,966.68
Dec-1999                $    9,044,512.59                      $   11,046,964.42           $    9,583,533.46
Jan-2000                $    8,668,260.87                      $   10,492,406.81           $    9,196,358.71
Feb-2000                $    8,448,953.87                      $   10,294,100.32           $    9,193,599.80
Mar-2000                $    9,372,424.53                      $   11,300,863.33           $    9,992,523.63
Apr-2000                $    8,941,293.00                      $   10,960,707.35           $    9,665,768.10
May-2000                $    8,749,949.33                      $   10,736,012.84           $    9,419,291.02
Jun-2000                $    8,961,698.10                      $   11,000,118.76           $    9,764,037.07
Jul-2000                $    8,941,086.20                      $   10,828,516.91           $    9,611,718.09
Aug-2000                $    9,599,150.14                      $   11,500,967.81           $   10,274,926.64
Sep-2000                $    9,180,627.19                      $   10,893,716.71           $    9,728,300.54
Oct-2000                $    9,180,627.19                      $   10,847,963.10           $    9,615,452.26
Nov-2000                $    8,358,043.00                      $    9,993,143.61           $    8,769,292.46
Dec-2000                $    8,467,533.36                      $   10,042,110.01           $    8,876,277.82
Jan-2001                $    8,877,361.98                      $   10,398,604.91           $    9,127,476.49
Feb-2001                $    7,955,004.07                      $    9,450,252.15           $    8,277,708.43
Mar-2001                $    7,376,675.27                      $    8,851,106.16           $    7,769,457.13
Apr-2001                $    8,050,165.72                      $    9,538,837.11           $    8,359,935.87
May-2001                $    8,137,912.53                      $    9,602,747.32           $    8,406,751.51
Jun-2001                $    7,976,781.86                      $    9,369,400.56           $    8,183,131.92
Jul-2001                $    7,918,551.35                      $    9,277,580.43           $    8,064,476.51
Aug-2001                $    7,405,429.23                      $    8,696,803.90           $    7,589,478.84
Sep-2001                $    6,724,129.74                      $    7,994,971.82           $    7,013,437.40
Oct-2001                $    6,914,422.61                      $    8,147,675.78           $    7,178,954.52
Nov-2001                $    7,558,846.80                      $    8,772,602.52           $    7,649,176.04
Dec-2001                $    7,679,032.46                      $    8,849,801.42           $    7,735,611.73
Jan-2002                $    7,414,105.84                      $    8,720,594.32           $    7,613,389.07
Feb-2002                $    7,193,165.49                      $    8,552,286.85           $    7,485,484.13
Mar-2002                $    7,534,840.85                      $    8,873,852.83           $    7,739,990.59
Apr-2002                $    6,996,853.21                      $    8,336,097.35           $    7,335,189.08
May-2002                $    6,900,996.32                      $    8,274,410.23           $    7,281,642.20
Jun-2002                $    6,345,466.12                      $    7,685,272.22           $    6,778,480.73
Jul-2002                $    5,836,559.73                      $    7,085,820.99           $    6,274,839.61
Aug-2002                $    5,873,330.06                      $    7,132,587.41           $    6,326,293.29
Sep-2002                $    5,199,071.77                      $    6,357,275.16           $    5,712,010.21
Oct-2002                $    5,591,081.78                      $    6,916,715.37           $    6,155,833.41
Nov-2002                $    6,012,649.35                      $    7,324,109.91           $    6,430,999.16
Dec-2002                $    5,643,472.68                      $    6,894,184.65           $    6,092,085.50
Jan-2003                $    5,495,049.35                      $    6,713,557.02           $    5,932,472.86
Feb-2003                $    5,413,722.62                      $    6,612,853.66           $    5,853,570.98
Mar-2003                $    5,493,845.71                      $    6,676,998.34           $    5,902,740.97
Apr-2003                $    5,999,279.52                      $    7,227,183.01           $    6,337,772.98
May-2003                $    6,408,430.38                      $    7,608,055.55           $    6,645,154.97
Jun-2003                $    6,486,613.23                      $    7,705,438.66           $    6,710,942.01
Jul-2003                $    6,561,209.28                      $    7,841,054.38           $    6,816,974.89
Aug-2003                $    6,672,749.84                      $    7,993,954.94           $    6,948,542.50
Sep-2003                $    6,621,369.67                      $    7,909,219.02           $    6,858,906.31
Oct-2003                $    7,017,327.57                      $    8,356,880.82           $    7,194,306.82
Nov-2003                $    7,107,149.37                      $    8,430,421.37           $    7,254,739.00
Dec-2003                $    7,485,249.71                      $    8,872,175.45           $    7,603,691.95
Jan-2004                $    7,627,469.46                      $    9,034,536.26           $    7,710,904.00
Feb-2004                $    7,754,848.20                      $    9,160,116.31           $    7,801,892.67
Mar-2004                $    7,656,361.62                      $    9,021,798.55           $    7,679,402.96
Apr-2004                $    7,513,953.30                      $    8,880,156.32           $    7,560,372.21
May-2004                $    7,596,606.78                      $    9,001,814.46           $    7,637,488.01
Jun-2004                $    7,749,135.00                      $    9,176,450.00           $    7,774,199.00

SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 9/17/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional U.S. Equity Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Equity Fund, which are similar to the expenses of the Select Shares.

Returns for the Class A, Class B, and Class C Shares prior to 9/10/01 (offering date of the Class A, Class B, and Class C Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Equity Fund-Advisor Series, which are similar to the expenses of the Class A Shares, but are lower than Class B and C Shares. The returns presented prior to 9/15/00 are based on the historical expenses of the J.P. Morgan U.S. Equity Fund which are lower than the expenses of the Class A, Class B, and Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from June 30, 1994 to June 30, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN DISCIPLINED EQUITY FUND

PORTFOLIO OF INVESTMENTS                 AS OF JUNE 30, 2004         (UNAUDITED)
(Amounts in thousands)

 SHARES      ISSUER                                                                VALUE
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.1%

             COMMON STOCKS -- 99.1%

             AEROSPACE -- 2.5%
      68     Lockheed Martin Corp.                                        $        3,515
      64     Northrop Grumman Corp.                                                3,415
      58     United Technologies Corp.                                             5,279
             ---------------------------------------------------------------------------
                                                                                  12,209
             ---------------------------------------------------------------------------

             APPAREL -- 1.0%
      63     Jones Apparel Group, Inc.                                             2,472
      32     Nike, Inc., Class B                                                   2,416
             ---------------------------------------------------------------------------
                                                                                   4,888
             ---------------------------------------------------------------------------

             AUTOMOTIVE -- 1.3%
      93     Ford Motor Co.                                                        1,451
      46     General Motors Corp.                                                  2,125
       5     Harley-Davidson, Inc.                                                   328
      29     Johnson Controls, Inc.                                                1,537
      21     Lear Corp.                                                            1,233
             ---------------------------------------------------------------------------
                                                                                   6,674
             ---------------------------------------------------------------------------

             BANKING -- 6.0%
      19     AmSouth Bancorp                                                         476
      76     Bank of America Corp.                                                 6,431
      10     Doral Financial Corp. (Puerto Rico)                                     348
      15     First Horizon National Corp.                                            673
      26     GreenPoint Financial Corp.                                            1,016
      69     KeyCorp                                                               2,062
      31     North Fork Bancorporation, Inc.                                       1,195
      21     SunTrust Banks, Inc.                                                  1,352
     157     The Bank of New York Co., Inc.                                        4,620
     109     Wachovia Corp.                                                        4,833
     118     Wells Fargo & Co.                                                     6,771
             ---------------------------------------------------------------------------
                                                                                  29,777
             ---------------------------------------------------------------------------

             BIOTECHNOLOGY -- 1.4%
      84     Amgen, Inc.*                                                          4,562
       4     Biogen Idec, Inc.*                                                      259
      17     Gilead Sciences, Inc.*                                                1,139
      20     Human Genome Sciences, Inc.*                                            233
      24     Medimmune, Inc.*                                                        550
             ---------------------------------------------------------------------------
                                                                                   6,743
             ---------------------------------------------------------------------------

             ING/CABLE -- 0.1%
      24     EchoStar Communications Corp., Class A*                                 723
             ---------------------------------------------------------------------------

             BUSINESS SERVICES -- 1.2%
      48     Computer Sciences Corp.*                                              2,229
             BUSINESS SERVICES -- CONTINUED
      56     First Data Corp.                                             $        2,475
       1     Moody's Corp.                                                            32
      54     SunGard Data Systems, Inc.*                                           1,399
             ---------------------------------------------------------------------------
                                                                                   6,135
             ---------------------------------------------------------------------------

             CHEMICALS -- 1.5%
      15     Air Products & Chemicals, Inc.                                          792
      12     Eastman Chemical Co.                                                    569
      69     Praxair, Inc.                                                         2,754
      20     Rohm & Haas Co.                                                         827
      63     The Dow Chemical Co.                                                  2,552
             ---------------------------------------------------------------------------
                                                                                   7,494
             ---------------------------------------------------------------------------

             COMPUTER NETWORKS -- 2.0%
     362     Cisco Systems, Inc.*                                                  8,575
      46     Juniper Networks, Inc.*                                               1,130
             ---------------------------------------------------------------------------
                                                                                   9,705
             ---------------------------------------------------------------------------

             COMPUTER SOFTWARE -- 5.0%
      52     Mercury Interactive Corp.*                                            2,611
     468     Microsoft Corp.                                                      13,352
     530     Oracle Corp.*                                                         6,321
      41     Take-Two Interactive Software, Inc.*                                  1,265
      53     VERITAS Software Corp.*                                               1,468
             ---------------------------------------------------------------------------
                                                                                  25,017
             ---------------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 3.2%
     161     Dell, Inc.*                                                           5,752
     163     Hewlett-Packard Co.                                                   3,446
      49     International Business Machines Corp.                                 4,355
      17     Lexmark International, Inc., Class A*                                 1,622
      15     NCR Corp.*                                                              734
             ---------------------------------------------------------------------------
                                                                                  15,909
             ---------------------------------------------------------------------------

             CONSTRUCTION -- 0.6%
      37     Centex Corp.                                                          1,693
       1     D.R. Horton, Inc.                                                        23
       9     KB Home                                                                 631
       9     Lennar Corp., Class A                                                   420
             ---------------------------------------------------------------------------
                                                                                   2,767
             ---------------------------------------------------------------------------

             CONSTRUCTION MATERIALS -- 0.3%
      52     Masco Corp.                                                           1,624
             ---------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

 SHARES      ISSUER                                                                VALUE
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             CONSUMER PRODUCTS -- 4.4%
     134     Altria Group, Inc.                                           $        6,692
       2     Kimberly-Clark Corp.                                                    145
     187     Procter & Gamble Co.                                                 10,180
     111     The Gillette Co.                                                      4,689
             ---------------------------------------------------------------------------
                                                                                  21,706
             ---------------------------------------------------------------------------

             DIVERSIFIED -- 5.2%
     600     General Electric Co.                                                 19,434
     194     Tyco International LTD (Bermuda)                                      6,442
             ---------------------------------------------------------------------------
                                                                                  25,876
             ---------------------------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 0.4%
      47     Carnival Corp.                                                        2,204
             ---------------------------------------------------------------------------

             FINANCIAL SERVICES -- 8.9%
      51     CIT Group, Inc.                                                       1,934
     342     Citigroup, Inc.                                                      15,903
      37     Countrywide Financial Corp.                                           2,627
      32     Fannie Mae                                                            2,305
      60     Freddie Mac                                                           3,766
      32     Goldman Sachs Group, Inc.                                             3,041
      18     Legg Mason, Inc.                                                      1,647
      54     MBNA Corp.                                                            1,403
     148     Morgan Stanley                                                        7,794
     168     The Charles Schwab Corp.                                              1,618
      47     Washington Mutual, Inc.                                               1,832
             ---------------------------------------------------------------------------
                                                                                  43,870
             ---------------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 3.3%
      57     Anheuser-Busch Companies, Inc.                                        3,062
       4     Kellogg Co.                                                             176
       4     Kraft Foods, Inc., Class A                                              111
      62     PepsiCo, Inc.                                                         3,330
      15     Sysco Corp.                                                             524
     185     The Coca-Cola Co.                                                     9,358
             ---------------------------------------------------------------------------
                                                                                  16,561
             ---------------------------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 3.7%
      24     Aetna, Inc.                                                           2,066
      50     Anthem, Inc.*                                                         4,459
      13     Becton, Dickinson & Co.                                                 663
      78     Boston Scientific Corp.*                                              3,317
             HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
      78     Guidant Corp.                                                $        4,370
      41     HCA, Inc.                                                             1,697
      16     WellPoint Health Networks, Inc.*                                      1,736
             ---------------------------------------------------------------------------
                                                                                  18,308
             ---------------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 0.3%
      59     Hilton Hotels Corp.                                                   1,097
      14     Starwood Hotels & Resorts Worldwide, Inc.                               637
             ---------------------------------------------------------------------------
                                                                                   1,734
             ---------------------------------------------------------------------------

             INDUSTRIAL COMPONENTS -- 0.1%
       7     SPX Corp.                                                               302
             ---------------------------------------------------------------------------

             INSURANCE -- 4.8%
      50     AMBAC Financial Group, Inc.                                           3,672
      51     American International Group, Inc.                                    3,621
      10     Assurant, Inc.                                                          256
      62     Genworth Financial, Inc., Class A*                                    1,432
      61     Hartford Financial Services Group, Inc.                               4,186
      34     MBIA, Inc.                                                            1,925
       7     Protective Life Corp.                                                   286
     106     The Allstate Corp.                                                    4,954
      38     The St. Paul Travelers Companies, Inc.                                1,524
      18     Torchmark Corp.                                                         968
      14     XL Capital LTD (Bermuda), Class A                                     1,072
             ---------------------------------------------------------------------------
                                                                                  23,896
             ---------------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 0.6%
      30     eBay, Inc.*                                                           2,731
             ---------------------------------------------------------------------------

             MACHINERY & ENGINEERING EQUIPMENT -- 0.1%
       5     Caterpillar, Inc.                                                       358
       3     Deere & Co.                                                             203
             ---------------------------------------------------------------------------
                                                                                     561
             ---------------------------------------------------------------------------

             MANUFACTURING -- 1.0%
       8     3M Co.                                                                  720
      40     Cooper Industries LTD, Class A                                        2,364
      29     Eaton Corp.                                                           1,871
       1     ITT Industries, Inc.                                                    108
             ---------------------------------------------------------------------------
                                                                                   5,063
             ---------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

 SHARES      ISSUER                                                                VALUE
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             METALS/MINING -- 0.5%
      80     Alcoa, Inc.                                                  $        2,639
             ---------------------------------------------------------------------------

             MULTI-MEDIA -- 4.0%
     100     Fox Entertainment Group, Inc., Class A*                               2,681
      47     Gannett Co., Inc.                                                     3,954
      20     The E.W. Scripps Co., Class A                                         2,069
     110     The Walt Disney Co.                                                   2,801
      42     Time Warner, Inc.*                                                      730
       2     Tribune Co.                                                              73
     206     Viacom, Inc., Class B                                                 7,364
             ---------------------------------------------------------------------------
                                                                                  19,672
             ---------------------------------------------------------------------------

             OIL & GAS -- 6.5%
      28     Anadarko Petroleum Corp.                                              1,658
      60     Baker Hughes, Inc.                                                    2,240
      35     ChevronTexaco Corp.                                                   3,256
      81     ConocoPhillips                                                        6,195
      29     Cooper Cameron Corp.*                                                 1,432
      16     Devon Energy Corp.                                                    1,023
       0^^   ENSCO International, Inc.                                                 6
     253     Exxon Mobil Corp.                                                    11,223
      49     Pride International, Inc.*                                              833
      57     Rowan Companies, Inc.*                                                1,387
      51     Unocal Corp.                                                          1,949
      14     Valero Energy Corp.                                                   1,018
             ---------------------------------------------------------------------------
                                                                                  32,220
             ---------------------------------------------------------------------------

             PACKAGING -- 0.2%
      42     Smurfit-Stone Container Corp.*                                          836
             ---------------------------------------------------------------------------

             PAPER/FOREST PRODUCTS -- 0.1%
       7     Georgia-Pacific Corp.                                                   263
             ---------------------------------------------------------------------------

             PHARMACEUTICALS -- 8.1%
      79     Eli Lilly & Co.                                                       5,495
      75     Forest Laboratories, Inc.*                                            4,242
     169     Johnson & Johnson                                                     9,402
      34     Medicis Pharmaceutical Corp., Class A                                 1,358
      47     Merck & Co., Inc.                                                     2,214
     345     Pfizer, Inc.                                                         11,823
      32     Sepracor, Inc.*                                                       1,688
      29     Watson Pharmaceuticals, Inc.*                                           785
      82     Wyeth                                                                 2,958
             ---------------------------------------------------------------------------
                                                                                  39,965
             ---------------------------------------------------------------------------

             PIPELINES -- 0.1%
      63     Dynegy, Inc., Class A*                                       $          268
             ---------------------------------------------------------------------------

             REAL ESTATE INVESTMENT TRUST -- 0.4%
       1     Apartment Investment & Management Co.,
             Class A                                                                  16
      14     CarrAmerica Realty Corp.                                                411
       7     Equity Office Properties Trust                                          182
       3     MACK-CALI Realty Corp.                                                  116
      29     ProLogis                                                                938
       8     The Rouse Co.                                                           385
             ---------------------------------------------------------------------------
                                                                                   2,048
             ---------------------------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 1.1%
     150     McDonald's Corp.                                                      3,893
       9     Wendy's International, Inc.                                             324
      34     Yum! Brands, Inc.                                                     1,265
             ---------------------------------------------------------------------------
                                                                                   5,482
             ---------------------------------------------------------------------------

             RETAILING -- 6.0%
      28     Abercrombie & Fitch Co., Class A                                      1,101
      15     Bed Bath & Beyond, Inc.*                                                588
      20     CVS Corp.                                                               828
      21     Family Dollar Stores, Inc.                                              624
      34     Federated Department Stores, Inc.                                     1,679
     169     Home Depot, Inc.                                                      5,948
      49     Kohl's Corp.*                                                         2,055
      60     Lowe's Companies, Inc.                                                3,169
       3     Ross Stores, Inc.                                                        75
      66     Target Corp.                                                          2,812
      57     The Gap, Inc.                                                         1,380
      13     The May Department Stores Co.                                           346
       5     The TJX Companies, Inc.                                                 116
     170     Wal-Mart Stores, Inc.                                                 8,947
             ---------------------------------------------------------------------------
                                                                                  29,668
             ---------------------------------------------------------------------------

             SEMI-CONDUCTORS -- 3.5%
     124     Altera Corp.*                                                         2,755
      59     Analog Devices, Inc.                                                  2,754
     235     Intel Corp.                                                           6,491
      54     Intersil Corp., Class A                                               1,176
      22     Linear Technology Corp.                                                 849
      57     Novellus Systems, Inc.*                                               1,789
      46     Xilinx, Inc.                                                          1,546
             ---------------------------------------------------------------------------
                                                                                  17,360
             ---------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

 SHARES      ISSUER                                                                VALUE
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             SHIPPING/TRANSPORTATION -- 1.0%
      22     CSX Corp.                                                    $          727
       4     FedEx Corp.                                                             302
      82     Norfolk Southern Corp.                                                2,183
      26     United Parcel Service, Inc., Class B                                  1,917
             ---------------------------------------------------------------------------
                                                                                   5,129
             ---------------------------------------------------------------------------

             STEEL -- 0.7%
      93     United States Steel Corp.                                             3,280
             ---------------------------------------------------------------------------

             TELECOMMUNICATIONS -- 3.6%
      93     Nextel Communications, Inc., Class A*                                 2,471
      61     Qwest Communications International, Inc.*                               220
     164     SBC Communications, Inc.                                              3,987
     134     Sprint Corp. - FON Group                                              2,365
     109     Tellabs, Inc.*                                                          952
     216     Verizon Communications, Inc.                                          7,828
             ---------------------------------------------------------------------------
                                                                                  17,823
             ---------------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 1.3%
     129     Corning, Inc.*                                                        1,689
      95     Motorola, Inc.                                                        1,739
      40     QUALCOMM, Inc.                                                        2,904
             ---------------------------------------------------------------------------
                                                                                   6,332
             ---------------------------------------------------------------------------

             TOYS & GAMES -- 0.4%
     116     Hasbro, Inc.                                                          2,204
             ---------------------------------------------------------------------------

             UTILITIES -- 2.7%
       6     Consolidated Edison, Inc.                                               239
      23     Dominion Resources, Inc.                                              1,426
      10     Edison International                                                    243
             UTILITIES -- CONTINUED
      23     Entergy Corp.                                                $        1,260
      26     FPL Group, Inc.                                                       1,637
      46     PG&E Corp.*                                                           1,274
      53     Pinnacle West Capital Corp.                                           2,152
      32     PPL Corp.                                                             1,446
       9     SCANA Corp.                                                             309
      23     TXU Corp.                                                               940
       9     Wisconsin Energy Corp.                                                  277
     119     XCEL Energy, Inc.                                                     1,990
             ---------------------------------------------------------------------------
                                                                                  13,193
             ---------------------------------------------------------------------------
             Total Common Stocks                                                 490,859
             (Cost $362,266)
             ---------------------------------------------------------------------------

PRINCIPAL
 AMOUNT
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.9%

             U.S. TREASURY SECURITY -- 0.1%
$    700     U.S. Treasury Notes & Bonds,                                            701
             2.13%, 08/31/04 @
             (Cost $701)
             ---------------------------------------------------------------------------

 SHARES
----------------------------------------------------------------------------------------
             MONEY MARKET FUND -- 0.8%
   4,165     JPMorgan Prime Money Market Fund (a) @                                4,165
             (Cost $4,165)
             ---------------------------------------------------------------------------
             Total Short-Term Investments                                          4,866
             (Cost $4,866)
             ---------------------------------------------------------------------------
             TOTAL INVESTMENTS-- 100.0%                                   $      495,725
             (COST $367,132)
             ---------------------------------------------------------------------------

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                                     NOTIONAL          UNREALIZED
NUMBER OF                                                                            VALUE AT       APPRECIATION/
CONTRACTS DESCRIPTION                                         EXPIRATION DATE   6/30/04 (USD) (DEPRECIATION) (USD)
------------------------------------------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
      17     S&P 500 Index                                    September, 2004   $       4,847       $       29
------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN EQUITY GROWTH FUND

PORTFOLIO OF INVESTMENTS                 AS OF JUNE 30, 2004         (UNAUDITED)
(Amounts in thousands)

 SHARES      ISSUER                                                                VALUE
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.4%

             COMMON STOCKS -- 98.4%

             ADVERTISING -- 1.2%
       7     Getty Images, Inc.*                                          $          390
       8     Lamar Advertising Co.*                                                  342
             ---------------------------------------------------------------------------
                                                                                     732
             ---------------------------------------------------------------------------

             BIOTECHNOLOGY -- 2.8%
       6     Amgen, Inc.*                                                            300
       8     Biogen Idec, Inc.*                                                      531
      10     Genentech, Inc.*                                                        563
       4     Invitrogen Corp.*                                                       312
             ---------------------------------------------------------------------------
                                                                                   1,706
             ---------------------------------------------------------------------------

             BROADCASTING/CABLE -- 0.6%
      13     EchoStar Communications Corp., Class A*                                 391
             ---------------------------------------------------------------------------

             BUSINESS SERVICES -- 6.4%
      16     Accenture LTD (Bermuda), Class A*                                       426
      16     Affiliated Computer Services, Inc., Class A*                            826
      11     Apollo Group, Inc., Class A*                                            953
       9     Automatic Data Processing, Inc.                                         385
      10     ChoicePoint, Inc.*                                                      434
      10     Cintas Corp.                                                            496
      17     SunGard Data Systems, Inc.*                                             429
             ---------------------------------------------------------------------------
                                                                                   3,949
             ---------------------------------------------------------------------------

             CHEMICALS -- 0.5%
       7     Praxair, Inc.                                                           293
             ---------------------------------------------------------------------------

             COMPUTER NETWORKS -- 4.6%
     102     Cisco Systems, Inc.*                                                  2,419
      16     Juniper Networks, Inc.*                                                 394
             ---------------------------------------------------------------------------
                                                                                   2,813
             ---------------------------------------------------------------------------

             COMPUTER SOFTWARE -- 6.3%
       9     Fiserv, Inc.*                                                           350
       8     Mercury Interactive Corp.*                                              389
      82     Microsoft Corp.                                                       2,328
      18     Red Hat, Inc.*                                                          411
      10     SAP AG (Germany), ADR                                                   422
             ---------------------------------------------------------------------------
                                                                                   3,900
             ---------------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 1.7%
      19     Dell, Inc.*                                                             692
      32     EMC Corp.*                                                              360
             ---------------------------------------------------------------------------
                                                                                   1,052
             ---------------------------------------------------------------------------

             CONSUMER PRODUCTS -- 2.9%
      27     Procter & Gamble Co.                                         $        1,480
       7     The Gillette Co.                                                        310
             ---------------------------------------------------------------------------
                                                                                   1,790
             ---------------------------------------------------------------------------

             CONSUMER SERVICES -- 0.8%
      15     Education Management Corp.*                                             493
             ---------------------------------------------------------------------------

             DIVERSIFIED -- 2.8%
      29     General Electric Co.                                                    949
      23     Tyco International LTD (Bermuda)                                        772
             ---------------------------------------------------------------------------
                                                                                   1,721
             ---------------------------------------------------------------------------

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.9%
      20     Sanmina-SCI Corp.*                                                      184
      25     Symbol Technologies, Inc.                                               365
             ---------------------------------------------------------------------------
                                                                                     549
             ---------------------------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 1.5%
      10     Carnival Corp.                                                          453
      13     International Game Technology                                           482
             ---------------------------------------------------------------------------
                                                                                     935
             ---------------------------------------------------------------------------

             FINANCIAL SERVICES -- 5.9%
       2     Chicago Mercantile Exchange                                             300
      15     Citigroup, Inc.                                                         688
      16     Freddie Mac                                                             988
       4     Legg Mason, Inc.                                                        346
       8     Morgan Stanley                                                          417
       8     State Street Corp.                                                      402
      52     The Charles Schwab Corp.                                                500
             ---------------------------------------------------------------------------
                                                                                   3,641
             ---------------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 4.5%
      11     PepsiCo, Inc.                                                           603
      18     Sysco Corp.                                                             649
      30     The Coca-Cola Co.                                                     1,515
             ---------------------------------------------------------------------------
                                                                                   2,767
             ---------------------------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 8.2%
      12     Anthem, Inc.*                                                         1,066
      13     Baxter International, Inc.                                              435
      11     Boston Scientific Corp.*                                                476
       9     Cardinal Health, Inc.                                                   644
      21     Guidant Corp.                                                         1,185
             ---------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

 SHARES      ISSUER                                                                VALUE
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
      12     Laboratory Corp. of America Holdings*                        $          488
      17     Omnicare, Inc.                                                          736
             ---------------------------------------------------------------------------
                                                                                   5,030
             ---------------------------------------------------------------------------

             INSURANCE -- 2.7%
       5     AMBAC Financial Group, Inc.                                             345
      14     American International Group, Inc.                                      970
      10     Willis Group Holdings LTD (United Kingdom)                              363
             ---------------------------------------------------------------------------
                                                                                   1,678
             ---------------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 3.0%
       7     eBay, Inc.*                                                             606
      13     InterActiveCorp*                                                        392
      24     Yahoo!, Inc.*                                                           879
             ---------------------------------------------------------------------------
                                                                                   1,877
             ---------------------------------------------------------------------------

             MULTI-MEDIA -- 1.6%
      61     Liberty Media Corp., Class A*                                           550
      13     Viacom, Inc., Class B                                                   468
             ---------------------------------------------------------------------------
                                                                                   1,018
             ---------------------------------------------------------------------------

             OFFICE/BUSINESS EQUIPMENT -- 0.2%
       9     Xerox Corp.*                                                            132
             ---------------------------------------------------------------------------

             OIL & GAS -- 1.8%
       6     Anadarko Petroleum Corp.                                                334
       7     Schlumberger LTD                                                        432
       6     Smith International, Inc.*                                              340
             ---------------------------------------------------------------------------
                                                                                   1,106
             ---------------------------------------------------------------------------

             PHARMACEUTICALS -- 13.2%
       6     Cephalon, Inc.*                                                         329
      14     Eli Lilly & Co.                                                       1,000
       5     Express Scripts, Inc.*                                                  364
      11     Forest Laboratories, Inc.*                                              640
      32     Johnson & Johnson                                                     1,789
      14     Merck & Co., Inc.                                                       646
       3     OSI Pharmaceuticals, Inc.*                                              204
      78     Pfizer, Inc.                                                          2,675
      10     Sepracor, Inc.*                                                         518
             ---------------------------------------------------------------------------
                                                                                   8,165
             ---------------------------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 0.4%
       7     P.F. Chang's China Bistro, Inc.*                                        272
             ---------------------------------------------------------------------------

             RETAILING -- 11.0%
      11     CDW Corp.                                                               727
             RETAILING -- CONTINUED
       6     CVS Corp.                                                    $          265
      42     Home Depot, Inc.                                                      1,478
      22     MSC Industrial Direct Co., Class A                                      732
      21     Ross Stores, Inc.                                                       559
      18     Staples, Inc.                                                           531
      20     Target Corp.                                                            841
      14     The Gap, Inc.                                                           327
      25     Wal-Mart Stores, Inc.                                                 1,335
             ---------------------------------------------------------------------------
                                                                                   6,795
             ---------------------------------------------------------------------------

             SEMI-CONDUCTORS -- 8.2%
      38     Altera Corp.*                                                           838
      18     Analog Devices, Inc.                                                    824
      44     Applied Materials, Inc.*                                                853
      78     Intel Corp.                                                           2,145
       9     Linear Technology Corp.                                                 371
             ---------------------------------------------------------------------------
                                                                                   5,031
             ---------------------------------------------------------------------------

             SHIPPING/TRANSPORTATION -- 0.6%
       5     United Parcel Service, Inc., Class B                                    391
             ---------------------------------------------------------------------------

             STEEL -- 0.4%
       7     United States Steel Corp.                                               249
             ---------------------------------------------------------------------------

             TELECOMMUNICATIONS -- 1.7%
      34     Crown Castle International Corp.*                                       495
      21     Nextel Communications, Inc., Class A*                                   547
             ---------------------------------------------------------------------------
                                                                                   1,042
             ---------------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 2.0%
      31     Corning, Inc.*                                                          406
      14     Motorola, Inc.                                                          254
       8     QUALCOMM, Inc.                                                          554
             ---------------------------------------------------------------------------
                                                                                   1,214
             ---------------------------------------------------------------------------
             Total Common Stocks                                                  60,732
             (Cost $57,969)
             ---------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.6%

             MONEY MARKET FUND -- 1.6%
     974     JPMorgan Prime Money Market Fund (a)                                    974
             (Cost $974)
             ---------------------------------------------------------------------------

             TOTAL INVESTMENTS-- 100.0%                                   $       61,706
             (COST $58,943)
             ---------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS                 AS OF JUNE 30, 2004         (UNAUDITED)
(Amounts in thousands)

 SHARES      ISSUER                                                                VALUE
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.5%

             COMMON STOCKS -- 98.5%

             AGRICULTURAL PRODUCTION/SERVICES -- 1.6%

      12     Monsanto Co.                                                 $          474
      13     UST, Inc.                                                               450
             ---------------------------------------------------------------------------
                                                                                     924
             ---------------------------------------------------------------------------

             APPAREL -- 1.7%
      20     VF Corp.                                                                969
             ---------------------------------------------------------------------------

             APPLIANCES & HOUSEHOLD DURABLES -- 0.7%
       6     Whirlpool Corp.                                                         405
             ---------------------------------------------------------------------------

             AUTOMOTIVE -- 1.1%
      15     Genuine Parts Co.                                                       611
             ---------------------------------------------------------------------------

             BANKING -- 17.3%
      26     Bank of America Corp.                                                 2,162
      26     Compass Bancshares, Inc. (l)                                          1,109
       4     M&T Bank Corp.                                                          349
      21     New York Community Bancorp, Inc. (l)                                    421
      18     North Fork Bancorporation, Inc.                                         670
      33     SouthTrust Corp.                                                      1,293
       8     SunTrust Banks, Inc.                                                    539
      17     TCF Financial Corp.                                                     998
      18     The Bank of New York Co., Inc.                                          542
      40     U.S. Bancorp                                                          1,091
      12     Wachovia Corp.                                                          530
       5     Wells Fargo & Co.                                                       269
             ---------------------------------------------------------------------------
                                                                                   9,973
             ---------------------------------------------------------------------------

             BUSINESS SERVICES -- 1.7%
      22     Deluxe Corp.                                                            966
             ---------------------------------------------------------------------------

             CHEMICALS -- 1.2%
       5     PPG Industries, Inc.                                                    319
       9     The Sherwin-Williams Co.                                                353
             ---------------------------------------------------------------------------
                                                                                     672
             ---------------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 0.6%
      16     Hewlett-Packard Co.                                                     333
             ---------------------------------------------------------------------------

             CONSTRUCTION MATERIALS -- 1.3%
       5     Masco Corp.                                                             156
      13     Vulcan Materials Co.                                                    604
             ---------------------------------------------------------------------------
                                                                                     760
             ---------------------------------------------------------------------------

             CONSUMER PRODUCTS -- 3.0%
      23     Altria Group, Inc.                                           $        1,166
       7     Fortune Brands, Inc.                                                    536
             ---------------------------------------------------------------------------
                                                                                   1,702
             ---------------------------------------------------------------------------

             DIVERSIFIED -- 0.8%
      13     General Electric Co.                                                    431
             ---------------------------------------------------------------------------

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.5%
       5     Emerson Electric Co.                                                    311
             ---------------------------------------------------------------------------

             FINANCIAL SERVICES -- 8.6%
      19     Charter One Financial, Inc.                                             844
      52     Citigroup, Inc.                                                       2,422
      16     Freddie Mac                                                           1,013
      16     Washington Mutual, Inc.                                                 634
             ---------------------------------------------------------------------------
                                                                                   4,913
             ---------------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 1.9%
      13     Kellogg Co.                                                             552
      25     Sara Lee Corp.                                                          564
             ---------------------------------------------------------------------------
                                                                                   1,116
             ---------------------------------------------------------------------------

             INSURANCE -- 8.2%
      14     Chubb Corp.                                                             968
       7     Hartford Financial Services Group, Inc.                                 509
      19     IPC Holdings LTD (Bermuda)                                              687
       8     Marsh & McLennan Companies, Inc.                                        345
      13     Old Republic International Corp.                                        299
      14     SAFECO Corp.                                                            598
      17     The Allstate Corp.                                                      768
      14     Willis Group Holdings LTD (United Kingdom)                              506
             ---------------------------------------------------------------------------
                                                                                   4,680
             ---------------------------------------------------------------------------

             MANUFACTURING -- 1.5%
       9     Cooper Industries LTD, Class A                                          547
       8     Honeywell International, Inc.                                           304
             ---------------------------------------------------------------------------
                                                                                     851
             ---------------------------------------------------------------------------

             MULTI-MEDIA -- 1.2%
       4     Gannett Co., Inc.                                                       314
       5     Knight Ridder, Inc.                                                     360
             ---------------------------------------------------------------------------
                                                                                     674
             ---------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

 SHARES      ISSUER                                                                VALUE
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             OIL & GAS -- 12.6%
      17     ChevronTexaco Corp.                                          $        1,565
      24     ConocoPhillips                                                        1,816
      11     Equitable Resources, Inc.                                               548
      56     Exxon Mobil Corp.                                                     2,495
      22     Questar Corp. (l)                                                       858
             ---------------------------------------------------------------------------
                                                                                   7,282
             ---------------------------------------------------------------------------

             PAPER/FOREST PRODUCTS -- 1.9%
      17     Plum Creek Timber Co., Inc.                                             550
      12     Rayonier, Inc.                                                          527
             ---------------------------------------------------------------------------
                                                                                   1,077
             ---------------------------------------------------------------------------

             PHARMACEUTICALS -- 2.3%
       6     Johnson & Johnson                                                       323
      15     Merck & Co., Inc.                                                       708
       8     Pfizer, Inc.                                                            281
             ---------------------------------------------------------------------------
                                                                                   1,312
             ---------------------------------------------------------------------------

             PIPELINES -- 0.5%
       5     Kinder Morgan, Inc.                                                     314
             ---------------------------------------------------------------------------

             REAL ESTATE -- 1.4%
      12     Brascan Corp. (Canada), Class A                                         343
      16     Brookfield Properties Corp. (Canada)                                    457
             ---------------------------------------------------------------------------
                                                                                     800
             ---------------------------------------------------------------------------

             REAL ESTATE INVESTMENT TRUST -- 8.2%
       7     Boston Properties, Inc.                                                 361
      30     Global Signal, Inc.                                                     663
      11     iStar Financial, Inc.                                                   448
      13     Kimco Realty Corp.                                                      592
      14     Manufactured Home Communities, Inc.                                     461
      25     ProLogis                                                                825
      12     PS Business Parks, Inc.                                                 487
      13     Regency Centers Corp.                                                   558
       8     Shurgard Storage Centers, Inc., Class A (l)                             284
             ---------------------------------------------------------------------------
                                                                                   4,679
             ---------------------------------------------------------------------------

             RETAILING -- 0.6%
      12     The May Department Stores Co.                                           338
             ---------------------------------------------------------------------------

             TELECOMMUNICATIONS -- 8.0%
      30     Alltel Corp.                                                 $        1,539
      37     BellSouth Corp.                                                         975
      24     SBC Communications, Inc.                                                584
      41     Verizon Communications, Inc.                                          1,466
             ---------------------------------------------------------------------------
                                                                                   4,564
             ---------------------------------------------------------------------------

             TOYS & GAMES -- 0.7%
      24     Mattel, Inc.                                                            429
             ---------------------------------------------------------------------------

             UTILITIES -- 9.4%
      24     AGL Resources, Inc.                                                     697
      11     Dominion Resources, Inc.                                                688
      14     DPL, Inc.                                                               270
      17     Entergy Corp.                                                           963
       9     FPL Group, Inc.                                                         563
      18     KeySpan Corp. (l)                                                       653
      18     Pinnacle West Capital Corp.                                             727
      15     SCANA Corp. (l)                                                         542
      10     Wisconsin Energy Corp.                                                  333
             ---------------------------------------------------------------------------
                                                                                   5,436
             ---------------------------------------------------------------------------
             Total Common Stocks                                                  56,522
             (Cost $46,002)
             ---------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.5%
----------------------------------------------------------------------------------------
             MONEY MARKET FUND -- 1.5%
     873     JPMorgan Prime Money Market Fund (a)                                    873
             (Cost $873)
             ---------------------------------------------------------------------------
             TOTAL INVESTMENTS-- 100.0%                                   $       57,395
             (COST $46,875)
             ---------------------------------------------------------------------------

 SHARES      COLLATERAL INVESTMENTS                                                VALUE
----------------------------------------------------------------------------------------
             MONEY MARKET FUNDS (c)
   1,000     AIM Short Term Investment Co.                                $        1,000
   1,767     Barclays Global Investors Fund                                        1,767
             ---------------------------------------------------------------------------
                                                                          $        2,767
             ---------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY FUND

PORTFOLIO OF INVESTMENTS              AS OF JUNE 30, 2004            (Unaudited)
(Amounts in thousands)

 SHARES      ISSUER                                                                VALUE
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 96.9%

             COMMON STOCKS -- 96.9%

             AEROSPACE -- 1.6%
      71     Lockheed Martin Corp.                                        $        3,703
      48     United Technologies Corp.                                             4,408
             ---------------------------------------------------------------------------
                                                                                   8,111
             ---------------------------------------------------------------------------

             APPAREL -- 1.3%
      71     Jones Apparel Group, Inc.                                             2,808
      48     Nike, Inc., Class B                                                   3,613
             ---------------------------------------------------------------------------
                                                                                   6,421
             ---------------------------------------------------------------------------

             AUTOMOTIVE -- 0.9%
     128     Ford Motor Co. (l)                                                    2,005
      50     Johnson Controls, Inc.                                                2,657
             ---------------------------------------------------------------------------
                                                                                   4,662
             ---------------------------------------------------------------------------

             BANKING -- 3.7%
      32     Bank of America Corp.                                                 2,744
      24     FirstMerit Corp. (l)                                                    630
      56     North Fork Bancorporation, Inc.                                       2,138
     197     The Bank of New York Co., Inc.                                        5,811
     123     Wells Fargo & Co.                                                     7,034
             ---------------------------------------------------------------------------
                                                                                  18,357
             ---------------------------------------------------------------------------

             BIOTECHNOLOGY -- 1.8%
      93     Amgen, Inc.*                                                          5,048
      27     Biogen Idec, Inc.* (l)                                                1,701
      20     Gilead Sciences, Inc.* (l)                                            1,322
      31     Medimmune, Inc.* (l)                                                    733
             ---------------------------------------------------------------------------
                                                                                   8,804
             ---------------------------------------------------------------------------

             BROADCASTING/CABLE -- 0.1%
      24     EchoStar Communications Corp., Class A*                                 738
             ---------------------------------------------------------------------------

             BUSINESS SERVICES -- 1.2%
     112     Accenture LTD (Bermuda), Class A*                                     3,085
      71     First Data Corp.                                                      3,148
             ---------------------------------------------------------------------------
                                                                                   6,233
             ---------------------------------------------------------------------------

             CHEMICALS -- 1.8%
     157     Praxair, Inc.                                                         6,250
      72     The Dow Chemical Co.                                                  2,918
             ---------------------------------------------------------------------------
                                                                                   9,168
             ---------------------------------------------------------------------------

             COMPUTER NETWORKS -- 2.0%
     376     Cisco Systems, Inc.*                                         $        8,912
      44     Juniper Networks, Inc.*                                               1,073
             ---------------------------------------------------------------------------
                                                                                   9,985
             ---------------------------------------------------------------------------

             COMPUTER SOFTWARE -- 4.9%
      27     Electronic Arts, Inc.*                                                1,489
      74     Mercury Interactive Corp.*                                            3,682
     254     Microsoft Corp.                                                       7,246
     678     Oracle Corp.*                                                         8,086
      78     Take-Two Interactive Software, Inc.* (l)                              2,381
      68     VERITAS Software Corp.* (l)                                           1,878
             ---------------------------------------------------------------------------
                                                                                  24,762
             ---------------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 3.2%
     169     Dell, Inc.*                                                           6,070
     199     Hewlett-Packard Co.                                                   4,199
      68     International Business Machines Corp.                                 5,969
             ---------------------------------------------------------------------------
                                                                                  16,238
             ---------------------------------------------------------------------------

             CONSTRUCTION -- 0.2%
      21     Lennar Corp., Class A                                                   957
             ---------------------------------------------------------------------------

             CONSTRUCTION MATERIALS -- 0.3%
      50     Masco Corp.                                                           1,568
             ---------------------------------------------------------------------------

             CONSUMER PRODUCTS -- 4.0%
      97     Altria Group, Inc.                                                    4,845
      30     Colgate-Palmolive Co.                                                 1,730
     162     Procter & Gamble Co.                                                  8,806
     106     The Gillette Co.                                                      4,480
             ---------------------------------------------------------------------------
                                                                                  19,861
             ---------------------------------------------------------------------------

             DIVERSIFIED -- 5.7%
     493     General Electric Co.                                                 15,984
     374     Tyco International LTD (Bermuda)                                     12,409
             ---------------------------------------------------------------------------
                                                                                  28,393
             ---------------------------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 0.5%
      31     Carnival Corp.                                                        1,476
      27     International Game Technology                                         1,054
             ---------------------------------------------------------------------------
                                                                                   2,530
             ---------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

 SHARES      ISSUER                                                                VALUE
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             FINANCIAL SERVICES -- 11.1%
      96     CIT Group, Inc.                                              $        3,671
     458     Citigroup, Inc.                                                      21,315
      39     Countrywide Financial Corp.                                           2,732
     150     Freddie Mac                                                           9,517
      39     Legg Mason, Inc. (l)                                                  3,593
     188     Morgan Stanley                                                        9,937
     477     The Charles Schwab Corp.                                              4,586
             ---------------------------------------------------------------------------
                                                                                  55,351
             ---------------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 3.4%
      73     Anheuser-Busch Companies, Inc.                                        3,926
      93     PepsiCo, Inc.                                                         4,997
     158     The Coca-Cola Co.                                                     7,995
             ---------------------------------------------------------------------------
                                                                                  16,918
             ---------------------------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 3.1%
      31     Anthem, Inc.* (l)                                                     2,775
      31     Becton, Dickinson & Co.                                               1,585
      80     Boston Scientific Corp.*                                              3,424
      18     Cardinal Health, Inc.                                                 1,247
      75     Guidant Corp.                                                         4,176
      52     HCA, Inc.                                                             2,179
             ---------------------------------------------------------------------------
                                                                                  15,386
             ---------------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 0.6%
      85     Hilton Hotels Corp.                                                   1,588
      35     Starwood Hotels & Resorts Worldwide, Inc.                             1,561
             ---------------------------------------------------------------------------
                                                                                   3,149
             ---------------------------------------------------------------------------

             INSURANCE -- 4.9%
     117     AMBAC Financial Group, Inc.                                           8,565
      28     American International Group, Inc.                                    2,010
     123     RenaissanceRe Holdings LTD (Bermuda) (l)                              6,647
     193     Willis Group Holdings LTD (United Kingdom)                            7,235
             ---------------------------------------------------------------------------
                                                                                  24,457
             ---------------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 0.3%
      15     eBay, Inc.*                                                           1,342
             ---------------------------------------------------------------------------

             MANUFACTURING -- 1.2%
      63     Cooper Industries LTD, Class A                                        3,725
      28     ITT Industries, Inc.                                                  2,332
             ---------------------------------------------------------------------------
                                                                                   6,057
             ---------------------------------------------------------------------------

             METALS/MINING -- 0.7%
     102     Alcoa, Inc.                                                           3,369
             ---------------------------------------------------------------------------

             MULTI-MEDIA -- 4.0%
      88     Fox Entertainment Group, Inc., Class A*                      $        2,360
      27     Gannett Co., Inc.                                                     2,282
      48     The E.W. Scripps Co., Class A                                         5,030
      70     Time Warner, Inc.*                                                    1,232
     258     Viacom, Inc., Class B                                                 9,221
             ---------------------------------------------------------------------------
                                                                                  20,125
             ---------------------------------------------------------------------------

             OIL & GAS -- 6.3%
      30     Anadarko Petroleum Corp.                                              1,765
      46     Baker Hughes, Inc.                                                    1,721
      32     ChevronTexaco Corp.                                                   2,988
      44     ConocoPhillips                                                        3,380
      67     Cooper Cameron Corp.* (l)                                             3,243
      52     Devon Energy Corp.                                                    3,456
     223     Exxon Mobil Corp.                                                     9,915
     131     Rowan Companies, Inc.* (l)                                            3,184
      51     Unocal Corp.                                                          1,923
             ---------------------------------------------------------------------------
                                                                                  31,575
             ---------------------------------------------------------------------------

             PHARMACEUTICALS -- 7.7%
      99     Eli Lilly & Co.                                                       6,892
      76     Forest Laboratories, Inc.*                                            4,281
     173     Johnson & Johnson                                                     9,639
      57     Medicis Pharmaceutical Corp., Class A (l)                             2,269
     330     Pfizer, Inc.                                                         11,319
      39     Sepracor, Inc.* (l)                                                   2,037
      63     Wyeth                                                                 2,277
             ---------------------------------------------------------------------------
                                                                                  38,714
             ---------------------------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 1.0%
     117     McDonald's Corp.                                                      3,040
      59     Yum! Brands, Inc.                                                     2,198
             ---------------------------------------------------------------------------
                                                                                   5,238
             ---------------------------------------------------------------------------

             RETAILING -- 6.0%
      43     Abercrombie & Fitch Co., Class A                                      1,647
      44     Federated Department Stores, Inc.                                     2,175
     162     Home Depot, Inc.                                                      5,702
      77     Kohl's Corp.*                                                         3,247
      35     Lowe's Companies, Inc.                                                1,823
      64     Ross Stores, Inc. (l)                                                 1,721
     100     Target Corp.                                                          4,262
     177     Wal-Mart Stores, Inc.                                                 9,328
             ---------------------------------------------------------------------------
                                                                                  29,905
             ---------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

 SHARES      ISSUER                                                                VALUE
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             SEMI-CONDUCTORS -- 3.5%
     225     Altera Corp.*                                                $        5,006
      56     Analog Devices, Inc.                                                  2,614
     200     Intel Corp.                                                           5,529
      68     Intersil Corp., Class A (l)                                           1,477
      87     Novellus Systems, Inc.*                                               2,729
             ---------------------------------------------------------------------------
                                                                                  17,355
             ---------------------------------------------------------------------------

             SHIPPING/TRANSPORTATION -- 1.4%
      23     Canadian National Railway Co. (Canada)                                1,000
      40     CSX Corp.                                                             1,311
      64     United Parcel Service, Inc., Class B                                  4,841
             ---------------------------------------------------------------------------
                                                                                   7,152
             ---------------------------------------------------------------------------

             STEEL -- 0.4%
      61     United States Steel Corp. (l)                                         2,142
             ---------------------------------------------------------------------------

             TELECOMMUNICATIONS -- 3.5%
      75     Nextel Communications, Inc., Class A* (l)                             2,005
     205     SBC Communications, Inc.                                              4,964
     130     Sprint Corp. - FON Group (l)                                          2,289
     116     Tellabs, Inc.*                                                        1,015
     204     Verizon Communications, Inc.                                          7,396
             ---------------------------------------------------------------------------
                                                                                  17,669
             ---------------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 1.3%
     136     Corning, Inc.*                                                        1,779
      99     Motorola, Inc.                                                        1,805
      37     QUALCOMM, Inc.                                                        2,722
             ---------------------------------------------------------------------------
                                                                                   6,306
             ---------------------------------------------------------------------------

             TOYS & GAMES -- 0.4%
     115     Hasbro, Inc. (l)                                                      2,181
             ---------------------------------------------------------------------------

             UTILITIES -- 2.6%
      50     Dominion Resources, Inc.                                              3,173
             UTILITIES -- CONTINUED
      52     FPL Group, Inc.                                              $        3,325
      97     Pinnacle West Capital Corp.                                           3,912
      58     PPL Corp.                                                             2,681
             ---------------------------------------------------------------------------
                                                                                  13,091
             ---------------------------------------------------------------------------

             WHOLESALING -- 0.3%
      29     W.W. Grainger, Inc.                                                   1,656
             ---------------------------------------------------------------------------
             Total Common Stocks                                                 485,926
             (Cost $400,219)
             ---------------------------------------------------------------------------

PRINCIPAL
AMOUNT
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.1%

             U.S. TREASURY SECURITY -- 0.2%
$    950     U.S. Treasury Notes & Bonds,                                            950
             1.75%, 12/31/04 @
             (Cost $952)
             ---------------------------------------------------------------------------

 SHARES
----------------------------------------------------------------------------------------
             MONEY MARKET FUND -- 2.9%
  14,298     JPMorgan Prime Money Market Fund (a) @                               14,298
             (Cost $14,298)
             ---------------------------------------------------------------------------
             Total Short-Term Investments                                         15,248
             (Cost $15,250)
             ---------------------------------------------------------------------------

             TOTAL INVESTMENTS -- 100.0%                                  $      501,174
             (COST $415,469)
             ---------------------------------------------------------------------------

SHARES       COLLATERAL INVESTMENTS                                                VALUE
----------------------------------------------------------------------------------------
             MONEY MARKET FUNDS (c)
  16,382     AIM Short Term Investment Co.                                $       16,382
   9,604     Barclays Global Investors Fund                                        9,604
             ---------------------------------------------------------------------------
                                                                          $       25,986
             ---------------------------------------------------------------------------

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                                    NOTIONAL         UNREALIZED
NUMBER OF                                                                           VALUE AT        APPRECIATION/
CONTRACTS    DESCRIPTION                                         EXPIRATION DATE  6/30/04 (USD) (DEPRECIATION) (USD)
--------------------------------------------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
51           S&P 500 Index                                       September, 2004  $      14,540     $         78

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

PORTFOLIO OF INVESTMENTS         AS OF JUNE 30, 2004                 (UNAUDITED)
(Amounts in thousands)

Abbreviations
*    -- Non-income producing security.
^^   -- Amount rounds to less than one thousand.
@    -- Security is fully or partially segregated with the custodian as collateral for futures or with brokers as initial margin for futures contracts.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.
(c)  -- Investment of cash collateral for portfolio securities on loan.
(l) -- Security, or portion of a security, has been delivered to counterparty as part of security lending transaction.
ADR  -- American Depository Receipt.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMORGAN FUNDS

STATEMENT OF ASSETS AND LIABILITIES          AS OF JUNE 30, 2004     (UNAUDITED)
(Amounts in thousands, except per share amounts)

                                                      DISCIPLINED         EQUITY         EQUITY
                                                           EQUITY         GROWTH         INCOME    U.S. EQUITY
                                                             FUND           FUND           FUND           FUND
ASSETS:
Investments in non-affiliates, at value              $    491,560   $     60,732   $     56,522   $    486,876
Investments in affiliates, at value                         4,165            974            873         14,298
--------------------------------------------------------------------------------------------------------------
Total investment securities, at value                     495,725         61,706         57,395        501,174
--------------------------------------------------------------------------------------------------------------
Investments held as collateral for
securities lending program                                     --             --          2,767         25,986
Cash                                                          109              9             25             11
Receivables:
    Investment securities sold                                 --            195            287          3,441
    Fund shares sold                                          188             25              2            199
    Interest and dividends                                    516             42            109            405
    Variation margin                                           20             --             --             59
    Securities lending (net)                                   --             --            --^              3
    Expense reimbursements                                      1              4              2              9
--------------------------------------------------------------------------------------------------------------
Total Assets                                              496,559         61,981         60,587        531,287
--------------------------------------------------------------------------------------------------------------

LIABILITIES:
Payables:
    Distributions                                             213             --             57            141
    Investment securities purchased                            --            111            395          3,086
    Collateral for securities
    lending program                                            --             --          2,767         25,986
    Fund shares redeemed                                      360             43             73          1,417
Accrued liabilities:
    Investment advisory fees                                   98             18              9            163
    Administration fees                                        --              2              2             30
    Shareholder servicing fees                                 39              8              9             68
    Distribution fees                                          --^             6              7             31
    Custodian fees                                             38              7              7             33
    Printing and postage                                       47              1              2             23
    Trustees' fees - deferred
    compensation plan                                           3              7              8             16
    Other                                                      19             38             35             92
--------------------------------------------------------------------------------------------------------------
Total Liabilities                                             817            241          3,371         31,086
--------------------------------------------------------------------------------------------------------------
NET ASSETS: NET ASSETS                               $    495,742   $     61,740   $     57,216   $    500,201
--------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                      DISCIPLINED         EQUITY         EQUITY
                                                           EQUITY         GROWTH         INCOME    U.S. EQUITY
                                                             FUND           FUND           FUND           FUND
NET ASSETS:
Paid in capital                                      $    846,355   $    121,125   $     64,019   $    501,885
Accumulated undistributed
(overdistributed) net investment income                        57           (156)           108            (36)
Accumulated net realized gain (loss)
on investments and futures                               (479,292)       (61,992)       (17,431)       (87,431)
Net unrealized appreciation
(depreciation) of investments
and futures                                               128,622          2,763         10,520         85,783
--------------------------------------------------------------------------------------------------------------
Total Net Assets                                     $    495,742   $     61,740   $     57,216   $    500,201
--------------------------------------------------------------------------------------------------------------
    Class A                                          $      1,954   $     16,042   $     14,515   $     49,762
    Class B                                          $         --   $      8,527   $      8,302   $     28,595
    Class C                                          $         --   $        835   $      3,137   $      4,600
    Institutional                                    $    307,256   $         --   $         --   $     89,924
    Select                                           $     76,881   $     36,336   $     31,262   $    327,320
    Ultra                                            $    109,651   $         --   $         --   $         --
--------------------------------------------------------------------------------------------------------------
Total                                                $    495,742   $     61,740   $     57,216   $    500,201
--------------------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding ($0.001
par value; unlimited number of shares authorized):
    Class A                                                   141            569            501          4,823
    Class B                                                    --            310            287          2,793
    Class C                                                    --             30            108            449
    Institutional                                          22,186             --             --          8,727
    Select                                                  5,546          1,267          1,079         31,767
    Ultra                                                   7,916             --             --             --
Net Asset Value:
    Class A (and redemption price)                   $      13.85   $      28.20   $      28.98   $      10.32
    Class B*                                         $         --   $      27.52   $      28.94   $      10.24
    Class C*                                         $         --   $      27.50   $      28.92   $      10.24
    Institutional (and redemption price)             $      13.85   $         --   $         --   $      10.30
    Select (and redemption price)                    $      13.86   $      28.68   $      28.97   $      10.30
    Ultra Shares (and redemption price)              $      13.85   $         --   $         --   $         --
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.25%)                                        $      14.69   $      29.92   $      30.75   $      10.95
Cost of investments                                  $    367,132   $     58,943   $     46,875   $    415,469
--------------------------------------------------------------------------------------------------------------
Investment securities on loan, at value              $         --   $         --   $      2,731   $     25,671
--------------------------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

STATEMENT OF OPERATIONS    FOR THE SIX MONTHS ENDED JUNE 30, 2004    (UNAUDITED)
(Amounts in thousands)

                                                      DISCIPLINED         EQUITY         EQUITY
                                                           EQUITY         GROWTH         INCOME    U.S. EQUITY
                                                             FUND           FUND           FUND           FUND
INVESTMENT INCOME:
Interest                                             $          4     $       --     $       --   $          7
Dividend                                                    4,142            259          1,055          3,390
Dividend income from affiliated
investments*                                                   40              3              3             60
Securities lending (net)                                       --             --              1              9
Foreign taxes withheld                                         --             (2)            (1)            (1)
--------------------------------------------------------------------------------------------------------------
Total investment income                                     4,186            260          1,058          3,465
--------------------------------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                      675            163            121            970
Administration fees                                           405             49             45            364
Shareholder servicing fees                                    298             81             75            545
Distribution fees                                               2             57             62            189
Custodian fees                                                 68             39             28             68
Interest expense                                                1             --              1             --
Printing and postage                                           22              5              6             35
Professional fees                                              35             23             25             31
Registration expenses                                         104             25             22             39
Transfer agent fees                                            40             85             72            208
Trustees' fees                                                  4             --^            --^             4
Other                                                          25              4              4             17
--------------------------------------------------------------------------------------------------------------
Total expenses                                              1,679            531            461          2,470
--------------------------------------------------------------------------------------------------------------
Less amounts waived                                           438            130            100            332
Less earnings credits                                          --^            --             --^            --^
Less expense reimbursements                                    11              8             13             55
--------------------------------------------------------------------------------------------------------------
    Net expenses                                            1,230            393            348          2,083
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                2,956           (133)           710          1,382
--------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                      DISCIPLINED         EQUITY         EQUITY
                                                           EQUITY         GROWTH         INCOME    U.S. EQUITY
                                                             FUND           FUND           FUND           FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on transactions from:
    Investments                                            53,020          1,816          2,150         24,685
    Futures                                                    90             --             --            726
Change in net unrealized
appreciation/depreciation of:
    Investments                                           (38,690)          (170)            76        (10,380)
    Futures                                                  (125)            --             --           (399)

Net realized and unrealized gain (loss)
on investments and futures                                 14,295          1,646          2,226         14,632
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                      $     17,251   $      1,513   $      2,936   $     16,014
--------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees :                 $          7   $         --^  $          1   $         10
--------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

STATEMENT OF CHANGES IN NETASSETS      FOR THE PERIODS INDICATED     (UNAUDITED)
(Amounts in thousands)

                                                      DISCIPLINED EQUITY FUND          EQUITY GROWTH FUND
                                                   -----------------------------  ----------------------------
                                                   1/1/04 Through     Year Ended  1/1/04 Through    Year Ended
                                                          6/30/04       12/31/03         6/30/04      12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:

Net investment income (loss)                         $      2,956   $     10,433   $       (133)  $        (91)
Net realized gain (loss) on
investments and futures                                    53,110         12,958          1,816        (11,740)
Change in net unrealized appreciation
(depreciation) of investments
and futures                                               (38,815)       197,098           (170)        24,434
--------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                        17,251        220,489          1,513         12,603
--------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                                      (2,912)       (10,377)            --             --
Return of capital                                              --            (90)            --             --
--------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                    (2,912)       (10,467)            --             --
--------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Increase (decrease)                                      (124,106)      (595,745)       (10,092)        (9,898)
--------------------------------------------------------------------------------------------------------------

NET ASSETS:
Total increase (decrease) in net assets                  (109,767)      (385,723)        (8,579)         2,705
--------------------------------------------------------------------------------------------------------------
Beginning of period                                       605,509        991,232         70,319         67,614
--------------------------------------------------------------------------------------------------------------
End of period                                        $    495,742   $    605,509   $     61,740   $     70,319
--------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                    $         57   $         13   $       (156)  $        (23)
--------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                         EQUITY INCOME FUND             U.S. EQUITY FUND
                                                   -----------------------------  ----------------------------
                                                   1/1/04 Through     Year Ended  1/1/04 Through    Year Ended
                                                          6/30/04       12/31/03         6/30/04      12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income                                $        710   $      1,654   $      1,382   $      2,868
Net realized gain (loss) on
investments and futures                                     2,150            (95)        25,411         13,873
Change in net unrealized appreciation
(depreciation) of investments
and futures                                                    76         12,073        (10,779)       102,829
--------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                         2,936         13,632         16,014        119,570
--------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                                        (597)        (1,573)        (1,370)        (3,368)
Return of capital                                              --            (80)            --             --
--------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                      (597)        (1,653)        (1,370)        (3,368)
--------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Increase (decrease)                                       (11,637)       (12,681)        13,421         10,622
--------------------------------------------------------------------------------------------------------------

NET ASSETS:
Total increase (decrease) in net assets                    (9,298)          (702)        28,065        126,824
--------------------------------------------------------------------------------------------------------------
Beginning of period                                        66,514         67,216        472,136        345,312
--------------------------------------------------------------------------------------------------------------
End of period                                        $     57,216   $     66,514   $    500,201   $    472,136
--------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                    $        108   $         (5)  $        (36)  $        (48)
--------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

NOTES TO FINANCIAL STATEMENTS                                        (UNAUDITED)

1. ORGANIZATION

J.P. Morgan Institutional Funds ("JPMIF") and J.P. Morgan Mutual Fund Investment Trust ("JPMMFIT") were organized on November 4, 1992, and September 23, 1997, respectively, as Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as open-end management investment companies.

The following are four separate portfolios (collectively, the "Funds") of the JPMIF and JPMMFIT (the "Trusts"):

                                       FUND  CLASSES OFFERED
   JPMorgan Disciplined Equity Fund ("DEF")  Class A, Institutional, Select and Ultra
        JPMorgan Equity Growth Fund ("EGF")  Class A, Class B, Class C and Select
        JPMorgan Equity Income Fund ("EIF")  Class A, Class B, Class C and Select
         JPMorgan U.S. Equity Fund ("USEF")  Class A, Class B, Class C, Institutional and Select

DEF and USEF are separate series of JPMIF. EGF and EIF are separate series of JPMMFIT.

On September 12, 2003, Class B shares of DEF were closed. On May 1, 2004, Ultra Class shares of DEF were closed to new investors.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years.

No sales charges are assessed with respect to the Institutional Class, Select Class and the Ultra Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Funds' prospectus.

2. REORGANIZATIONS

Prior to the open of business on March 24, 2003, USEF acquired all the net assets of JPMorgan Core Equity Fund ("CEF") and JPMorgan Focus Fund ("FF") and DEF acquired all the net assets of JPMorgan SmartIndexTM Fund ("SF"). DEF and USEF are hereafter collectively referred to as the "Acquiring Funds". CEF, FF and SF are hereafter collectively referred to as the "Target Funds". These reorganizations were pursuant to Reorganization Plans approved by the Target Funds' shareholders on February 13, 2003. The transactions were structured for tax purposes to qualify as tax-free reorganizations under the Internal Revenue Code. Under each Reorganization Plan, shareholders of the Target Funds received shares in the Acquiring Funds with a value equal to their holdings in the Target Funds. Shareholders of the Acquiring Funds retained the same amount of shares that they currently owned prior to the Reorganization Plans.

The reorganization of SF into DEF resulted in the creation of a new share class. The DEF-Ultra Class assumed all of the net assets of the SF.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Values Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

JPMORGAN DISCIPLINED EQUITY FUND REORGANIZATION

                                                                                             NET
                                                                      NET ASSET       UNREALIZED
                                                SHARES                    VALUE     APPRECIATION
                                           OUTSTANDING   NET ASSETS   PER SHARE   (DEPRECIATION)
TARGET FUND
JPMorgan SmartIndex(TM) Fund                                                           $   4,742
Institutional                                   17,766   $  186,589   $   10.50

ACQUIRING FUND
JPMorgan Disciplined Equity Fund                                                       $  21,666
   Class A                                         207   $    2,227   $   10.75
   Class B                                          33   $      354   $   10.74
   Institutional Class                          81,334   $  875,880   $   10.77
   Select Class                                  5,690   $   61,307   $   10.77

POST REORGANIZATION
JPMorgan Disciplined Equity Fund                                                       $  26,408
   Class A                                         207   $    2,227   $   10.75
   Class B                                          33   $      354   $   10.74
   Institutional Class                          81,334   $  875,880   $   10.77
   Select Class                                  5,690   $   61,307   $   10.77
   Ultra Class                                  17,321   $  186,589   $   10.77

JPMORGAN U.S. EQUITY FUND REORGANIZATION

                                                                                             NET
                                                                      NET ASSET       UNREALIZED
                                                SHARES                    VALUE     APPRECIATION
                                           OUTSTANDING   NET ASSETS   PER SHARE   (DEPRECIATION)
TARGET FUNDS
JPMorgan Focus Fund                                                                    $  (1,015)
   Class A                                         756   $    3,466   $    4.58
   Class B                                       1,012   $    4,512   $    4.46
   Class C                                         229   $    1,021   $    4.46
   Select Class                                      8   $       38   $    4.63

JPMorgan Core Equity Fund                                                              $  (3,567)
   Class A                                         679   $   11,566   $   17.03
   Class B                                         646   $   10,842   $   16.78
   Class C                                         181   $    3,045   $   16.78
   Select Class                                  1,805   $   31,030   $   17.19

ACQUIRING FUND
JPMorgan U.S. Equity Fund                                                              $  13,511
   Class A                                       3,657   $   28,544   $    7.81
   Class B                                       1,370   $   10,643   $    7.77
   Class C                                          76   $      594   $    7.77
   Institutional Class                          10,698   $   83,440   $    7.80
   Select Class                                 28,662   $  223,532   $    7.80

POST REORGANIZATION
JPMorgan U.S. Equity Fund                                                              $   8,929
   Class A                                       5,582   $   43,576   $    7.81
   Class B                                       3,346   $   25,997   $    7.77
   Class C                                         600   $    4,660   $    7.77
   Institutional Class                          10,698   $   83,440   $    7.80
   Select Class                                 32,646   $  254,600   $    7.80

3. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quotes by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Funds advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in prices of indices, securities, and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value.

B. FUTURES CONTRACTS -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e., to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subject the Fund to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2004, the Funds had outstanding futures contracts as listed on the Funds' Portfolio of Investments.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign STATEMENTS(UNAUDITED)(CONTINUED)currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

   1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

   2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. RESTRICTED AND ILLIQUID SECURITIES -- The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

E. SECURITIES ON LOAN - For all the Funds, the Board of Trustees has approved the lending of securities, through its custodian JPMorgan Chase Bank ("JPMCB") an affiliate of the Funds, acting as lending agent to certain borrowers. By lending investment securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal at all times to the value of the securities loaned plus accrued interest . Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMCB invests the cash collateral on behalf of the Funds in accordance with investment guidelines contained in the securities lending agreement.

At June 30, 2004, the market value of securities loaned and the amount of collateral received were as follows (amounts in thousands):

             MARKET VALUE OF         MARKET VALUE OF
           SECURITIES LOANED     COLLATERAL RECEIVED
EIF                 $  2,731                $  2,767
USEF                  25,671                  25,986

JPMCB as lending agent receives a fee equal to 0.05% (0.06% prior to January 31, 2004) of the average dollar value of loans of U.S. securities outstanding during a given month and 0.10% (0.1142% prior to January 31, 2004) of the average dollar value of loans on non-U.S. securities outstanding during a given month from the Funds as detailed below (amounts in thousands):

EIF                                            $  --^
USEF                                               6

^  Amount rounds to less than one thousand.

Risks of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

F. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

G. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

H. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

I. FOREIGN TAXES -- The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

K. OTHER EXPENSES -- Other expenses in the Statement of Operations include fees related to line of credit, insurance, pricing and reporting services.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly owned subsidiary of J.P Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P Morgan Chase & Co. The Advisor supervises the investments of each respective fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each funds' respective average daily net assets. The annual fee for each Fund is as follows:

                                            INVESTMENT
                                      ADVISORY FEE (%)
FUND
DEF                                               0.25%
EGF                                               0.50%
EIF                                               0.40%
USEF                                              0.40%

The Advisors waived fees as outlined in Note 4.F.

The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Funds in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

B. DISTRIBUTION FEE -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B, and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

                                               CLASS A      CLASS B     CLASS C
FUND
DEF                                               0.25          n/a         n/a
EGF                                               0.25         0.75        0.75
EIF                                               0.25         0.75        0.75
USEF                                              0.25         0.75        0.75

In addition, JPMFD is entitled to receive the contingent deferred sales charge ("CDSC") from redemptions of Class B and C shares.

The Distributor waived fees as outlined in 4.F.

C. SHAREHOLDER SERVICING FEE -- The Trusts have entered into Shareholder Servicing Agreements on behalf of the Funds with JPMorgan Chase Bank ("JPMCB") under which JPMCB provides account administration and personal account maintenance services to shareholders. For performing these services, JPMCB receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                                               INSTITUTIONAL   SELECT   ULTRA
                                 CLASS A   CLASS B   CLASS C           CLASS    CLASS   CLASS
FUND
 DEF                                0.25       n/a       n/a            0.10     0.25    0.05
 EGF                                0.25      0.25      0.25             n/a     0.25     n/a
 EIF                                0.25      0.25      0.25             n/a     0.25     n/a
 USEF                               0.25      0.25      0.25            0.10     0.25     n/a

JPMCB may enter into services contracts with certain entities under which it will pay all or a portion of the annual fee to such entities for performing shareholdings and administrative services.

In addition, JPMCB, Charles Schwab & Co. ("Schwab"), and the Trusts are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Funds available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Funds are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trusts with JPMCB is terminated, the Funds would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

JPMCB waived fees as outlined in Note 4.F.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and accounting services for all the Funds, except for EGF. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations.

E. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion.

BISYS Fund Services, L.P. ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The Administrator has contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                                               INSTITUTIONAL   SELECT   ULTRA
                                 CLASS A   CLASS B   CLASS C           CLASS    CLASS   CLASS
FUND
 DEF                                0.95       n/a       n/a            0.45     0.75    0.35
 EGF                                1.25      1.98      1.98             n/a     1.00     n/a
 EIF                                1.25      1.75      1.75             n/a     0.90     n/a
 USEF                               1.05      1.75      1.75            0.64     0.79     n/a

The contractual expense limitation agreements were in effect for the six months ended June 30, 2004 for the Funds. The expense limitation percentages in the table above are due to expire on April 30, 2005.

The Administrator waived fees and reimbursed expenses as outlined in Note 4.F.

F. WAIVERS AND REIMBURSEMENTS -- For the six months ended June 30, 2004, the Funds' service providers waived fees and the Administrator contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). Neither the Funds' service providers nor the Administrator expect the Funds to repay any such waived fees and reimbursed expenses in future years.

                                             CONTRACTUAL WAIVERS
                       ----------------------------------------------------------------
                       INVESTMENT                    SHAREHOLDER                             CONTRACTUAL
                         ADVISORY   ADMINISTRATION     SERVICING   DISTRIBUTION   TOTAL  REIMBURSEMENTS
FUND
DEF                         $   4           $  352        $   38          $  --   $ 394            $  11
EGF                            49               29            31             21     130                8
EIF                            37               30            15             18     100               13
USEF                           --              190           142             --     332               55
--------------------------------------------------------------------------------------------------------
Total                       $  90           $  601        $  226          $  39   $ 956            $  87
--------------------------------------------------------------------------------------------------------


                                                                VOLUNTARY WAIVERS
                                        ----------------------------------------------------------------
                                        INVESTMENT                    SHAREHOLDER
                                          ADVISORY   ADMINISTRATION     SERVICING   DISTRIBUTION   TOTAL
FUND
DEF                                          $  --            $  44         $  --          $  --   $  44
                                        ----------------------------------------------------------------
Total                                        $  --            $  44         $  --          $  --   $  44
                                        ----------------------------------------------------------------

G. OTHER -- Certain officers of the Trusts are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended June 30, 2004 USEF incurred approximately (amounts in thousands) $2, as brokerage commissions with brokers/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

5. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the six months ended June 30, 2004 are as follows (amounts in thousands):

                                   SHAREHOLDER
FUND                                 SERVICING   DISTRIBUTION   TRANSFER AGENT
DEF
Class A                                 $    2         $    2           $    8
Institutional                              177             --               10
Select                                      91             --               14
Ultra                                       28             --                8
------------------------------------------------------------------------------
Total                                   $  298         $    2           $   40

EGF
Class A                                 $   21         $   21           $   49
Class B                                     11             33               26
Class C                                      1              3                2
Select                                      48             --                8
------------------------------------------------------------------------------
Total                                   $   81         $   57           $   85

EIF
Class A                                 $   18         $   18           $   36
Class B                                     11             32               21
Class C                                      4             12                8
Select                                      42             --                7
------------------------------------------------------------------------------
Total                                   $   75         $   62           $   72

USEF
Class A                                 $   62         $   62           $   92
Class B                                     36            109               54
Class C                                      6             18                9
Institutional                               41             --               10
Select                                     400             --               43
------------------------------------------------------------------------------
Total                                   $  545         $  189           $  208
------------------------------------------------------------------------------

6. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the six months ended June 30, 2004, and the year ended December 31, 2003, are as follows (amounts in thousands):

                           SIX MONTHS ENDED 06/30/04              YEAR ENDED 12/31/03
                       ---------------------------------   ---------------------------------
                                     NET                                 NET
FUND                   INVESTMENT INCOME   REALIZED GAIN   INVESTMENT INCOME   REALIZED GAIN
DEF
Class A                        $       6           $  --           $      13           $  --
Institutional                      1,870              --               8,027              --
Select                               342              --                 730              --
Ultra                                694              --               1,697              --
--------------------------------------------------------------------------------------------
Total                          $   2,912           $  --           $  10,467           $  --

EIF
Class A                        $     145           $  --           $     346           $  --
Class B                               63              --                 149              --
Class C                               24              --                  55              --
Select                               365              --               1,103              --
--------------------------------------------------------------------------------------------
Total                          $     597           $  --           $   1,653           $  --

USEF
Class A                        $      84           $  --           $     248           $  --
Class B                               --              --                   1              --
Class C                               --              --                   1              --
Institutional                        315              --                 740              --
Select                               971              --               2,378              --
--------------------------------------------------------------------------------------------
Total                          $   1,370           $  --           $   3,368           $  --
--------------------------------------------------------------------------------------------

7. INVESTMENT TRANSACTIONS

For the six months ended June 30, 2004 purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                             PURCHASES             SALES    PURCHASES        SALES
                       (EXCLUDING U.S.   (EXCLUDING U.S.      OF U.S.      OF U.S.
                           GOVERNMENT)       GOVERNMENT)   GOVERNMENT   GOVERNMENT
FUND
DEF                         $  156,457        $  278,811        $  --        $  --
EGF                             63,115            74,166           --           --
EIF                              5,932            16,898           --           --
USEF                           222,523           208,695           --           --

8. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2004 were as follows (amounts in thousands):

                                          GROSS          GROSS    NET UNREALIZED
                       AGGREGATE     UNREALIZED     UNREALIZED     APPRECIATION/
                            COST   APPRECIATION   DEPRECIATION    (DEPRECIATION)
FUND
DEF                    $ 367,132      $ 131,018       $ (2,425)        $ 128,593
EGF                       58,943          4,426         (1,663)        $   2,763
EIF                       46,875         10,993           (473)        $  10,520
USEF                     415,469         94,042         (8,337)        $  85,705

9. BANK BORROWINGS

Pursuant to a Line of Credit Agreement dated April 17, 2003, the Funds may borrow money for temporary or emergency purposes. The Funds have entered into the agreement, enabling them to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. This agreement expired on April 15, 2004 and has been extended to April 14, 2005.

The Funds had no borrowings outstanding at June 30, 2004 nor at anytime during the period then ended.

10. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

11. CORPORATE EVENT

On May 25, 2004, J.P. Morgan Chase & Co. and Bank One Corp. announced that,at separate meetings, their respective shareholders had approved the merger of the two companies. The companies completed the merger of their holding companies on July 1, 2004. Effective July 20, 2004, the name of the holding company changed to JPMorgan Chase & Co.

12. SUBSEQUENT EVENTS

On August 19, 2004, the Board of Trustees approved management's proposals:

1) to enter into an Administration Agreement with One Group Administrative Services, Inc., an indirect wholly-owned subsidiary of JPMorgan Chase & Co., and

2) to enter into a Distribution Agreement with One Group Dealer Services, Inc., a direct wholly-owned subsidiary of JPMorgan Chase & Co.

The foregoing changes in service providers are expected to occur effective February 19, 2005.

On August 19, 2004, the Board of Trustees approved management's proposal to merge the Target Funds listed below with and into the Acquiring Funds listed below:

TARGET FUND                                              ACQUIRING FUND
JPMorgan Equity Growth Fund        merges with and into  One Group Large Cap Growth Fund
JPMorgan Equity Income Fund        merges with and into  One Group Equity Income Fund
One Group Diversified Equity Fund  merges with and into  JPMorgan U.S. Equity Fund

Each proposed merger is contingent upon, among other things, approval by the respective Target Fund's shareholders and regulatory review and receipt of an opinion of counsel to the effect that the merger will qualify as a tax-free reorganization for Federal income tax purposes. If approved, the mergers are expected to occur on February 18, 2005, or such later date as the parties to each such merger transaction may agree.

NOTES TO FINANCIAL
STATEMENTS                 13. CAPITAL SHARE TRANSACTIONS            (UNAUDITED)

Capital share transactions were as follows for the periods presented (amounts in thousands):

                                                  DISCIPLINED EQUITY FUND
                                           -------------------------------------
                                           SIX MONTHS ENDED           YEAR ENDED
                                              JUNE 30, 2004    DECEMBER 31, 2003
CLASS A SHARES

AMOUNT
  Shares sold                                       $   123            $     872
  Shares issued in reinvestment
    of distributions                                      6                   10
  Shares redeemed                                      (137)              (1,588)
--------------------------------------------------------------------------------
  Net increase (decrease) in
    Fund shares outstanding                         $    (8)           $    (706)
--------------------------------------------------------------------------------
SHARES
  Shares sold                                             9                   72
  Shares issued in reinvestment
    of distributions                                    --^                    1
  Shares redeemed                                       (10)                (137)
--------------------------------------------------------------------------------
  Net increase (decrease) in Fund
    shares outstanding                                   (1)                 (64)
--------------------------------------------------------------------------------

CLASS B^^ SHARES

AMOUNT
  Shares sold                                       $    --            $     120
  Shares issued in reinvestment
    of distributions                                     --                  --^
  Shares redeemed                                        --                 (507)
--------------------------------------------------------------------------------
  Net increase (decrease) in
    Fund shares outstanding                         $    --            $    (387)
--------------------------------------------------------------------------------
SHARES
  Shares sold                                            --                   11
  Shares issued in reinvestment
    of distributions                                     --                  --^
  Shares redeemed                                        --                  (42)
--------------------------------------------------------------------------------
  Net increase (decrease) in Fund
    shares outstanding                                   --                  (31)
--------------------------------------------------------------------------------

^^ Class ceased operations as of September 12, 2003.

 ^ Amount rounds to less than one thousand.

                                            DISCIPLINED EQUITY FUND (CONTINUED)
                                           -------------------------------------
                                           SIX MONTHS ENDED           YEAR ENDED
                                              JUNE 30, 2004    DECEMBER 31, 2003
INSTITUTIONAL SHARES

AMOUNT
  Shares sold                                   $    30,480          $    73,548
  Shares issued in reinvestment
    of distributions                                  1,544                7,321
  Shares redeemed                                  (152,800)            (333,275)
  In-kind transfers                                      --             (412,239)
--------------------------------------------------------------------------------
  Net increase (decrease) in Fund
    shares outstanding                          $  (120,776)         $  (664,645)
--------------------------------------------------------------------------------
SHARES
  Shares sold                                         2,215                6,397
  Shares issued in reinvestment
    of distributions                                    112                  633
  Shares redeemed                                   (11,116)             (28,959)
  In-kind transfers                                      --              (34,677)
--------------------------------------------------------------------------------
  Net increase (decrease) in Fund
    shares outstanding                               (8,789)             (56,606)
--------------------------------------------------------------------------------

SELECT SHARES

AMOUNT
  Shares sold                                   $    16,093          $    20,033
  Shares issued in reinvestment
    of distributions                                    279                  649
  Shares redeemed                                   (18,997)             (24,611)
--------------------------------------------------------------------------------
  Net increase (decrease) in Fund
    shares outstanding                          $    (2,625)         $    (3,929)
--------------------------------------------------------------------------------
SHARES
  Shares sold                                         1,172                1,763
  Shares issued in reinvestment
    of distributions                                     20                   54
  Shares redeemed                                    (1,382)              (2,215)
--------------------------------------------------------------------------------
  Net increase (decrease) in Fund
    shares outstanding                                 (190)                (398)
--------------------------------------------------------------------------------

                                            DISCIPLINED EQUITY FUND (CONTINUED)
                                           -------------------------------------
                                           SIX MONTHS ENDED           YEAR ENDED
                                              JUNE 30, 2004    DECEMBER 31, 2003
ULTRA SHARES

AMOUNT
  Shares sold                                    $   21,767          $    10,914
  Shares issued in connection with
    Fund Reorganization (Note 2)                         --              186,589
  Shares issued in reinvestment
    of distributions                                    691                1,693
  Shares redeemed                                   (23,155)            (125,274)
--------------------------------------------------------------------------------
  Net increase (decrease) in Fund
    shares outstanding                           $     (697)         $    73,922
--------------------------------------------------------------------------------
SHARES
  Shares sold                                         1,554                  888
  Shares issued in connection with
    Fund Reorganization (Note 2)                         --               17,321
  Shares issued in reinvestment
    of distributions                                     50                  139
  Shares redeemed                                    (1,699)             (10,337)
--------------------------------------------------------------------------------
  Net increase (decrease) in Fund
    shares outstanding                                  (95)               8,011
--------------------------------------------------------------------------------

*  For Ultra Shares, from commencement of offering on March 24, 2003.

                                                EQUITY GROWTH FUND                       EQUITY INCOME FUND
                                      -------------------------------------    -------------------------------------
                                      SIX MONTHS ENDED           YEAR ENDED    SIX MONTHS ENDED           YEAR ENDED
                                         JUNE 30, 2004    DECEMBER 31, 2003       JUNE 30, 2004    DECEMBER 31, 2003
CLASS A SHARES

AMOUNT
  Shares sold                                $   1,829            $   5,867           $     491            $   1,430
  Shares issued in reinvestment
    of distributions                                --                   --                 128                  302
  Shares redeemed                               (6,218)              (7,222)             (1,606)              (4,411)
--------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in Fund
    shares outstanding                       $  (4,389)           $  (1,355)          $    (987)           $  (2,679)
--------------------------------------------------------------------------------------------------------------------
SHARES
  Shares sold                                       66                  236                  17                   58
  Shares issued in reinvestment
    of distributions                                --                   --                   4                   12
  Shares redeemed                                 (223)                (294)                (56)                (178)
--------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in Fund
    shares outstanding                            (157)                 (58)                (35)                (108)
--------------------------------------------------------------------------------------------------------------------

CLASS B SHARES

AMOUNT
  Shares sold                                $     204            $     907           $     379            $     718
  Shares issued in reinvestment
    of distributions                                --                   --                  54                  128
  Shares redeemed                                 (845)              (1,885)             (1,095)              (1,928)
--------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in Fund
    shares outstanding                       $    (641)           $    (978)          $    (662)           $  (1,082)
--------------------------------------------------------------------------------------------------------------------
SHARES
  Shares sold                                        7                   37                  14                   29
  Shares issued in reinvestment
    of distributions                                --                   --                   2                    5
  Shares redeemed                                  (31)                 (77)                (39)                 (80)
--------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in Fund
    shares outstanding                             (24)                 (40)                (23)                 (46)
--------------------------------------------------------------------------------------------------------------------

                                         EQUITY GROWTH FUND (CONTINUED)           EQUITY INCOME FUND (CONTINUED)
                                      -------------------------------------    -------------------------------------
                                      SIX MONTHS ENDED           YEAR ENDED    SIX MONTHS ENDED           YEAR ENDED
                                         JUNE 30, 2004    DECEMBER 31, 2003       JUNE 30, 2004    DECEMBER 31, 2003
CLASS C SHARES

AMOUNT
    Shares sold                              $      81            $      65           $     237            $     617
    Shares issued in reinvestment
      of distributions                              --                   --                  21                   48
    Shares redeemed                               (144)                (366)               (489)                (597)
--------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
      shares outstanding                     $     (63)           $    (301)          $    (231)           $      68
--------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                      3                    3                   8                   25
    Shares issued in reinvestment
      of distributions                              --                   --                   1                    2
    Shares redeemed                                 (6)                 (16)                (18)                 (25)
--------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
      shares outstanding                            (3)                 (13)                 (9)                   2
--------------------------------------------------------------------------------------------------------------------

SELECT SHARES

AMOUNT
    Shares sold                              $   2,209            $   7,281           $   2,991            $   2,050
    Shares issued in reinvestment
      of distributions                              --                   --                 188                  750
    Shares redeemed                             (7,208)             (14,545)            (12,936)             (11,788)
--------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
      shares outstanding                     $  (4,999)           $  (7,264)          $  (9,757)           $  (8,988)
--------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                     78                  284                 104                   82
    Shares issued in reinvestment
      of distributions                              --                   --                   7                   31
    Shares redeemed                               (255)                (575)               (447)                (475)
--------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
      shares outstanding                          (177)                (291)               (336)                (362)
--------------------------------------------------------------------------------------------------------------------

                                                     U.S. EQUITY FUND
                                           -------------------------------------
                                           SIX MONTHS ENDED           YEAR ENDED
                                              JUNE 30, 2004    DECEMBER 31, 2003
CLASS A SHARES

AMOUNT
    Shares sold                                   $   4,407           $    5,585
    Shares issued in connection with
      Fund Reorganization (Note 2)                       --               15,032
    Shares issued in reinvestment
      of distributions                                   59                  177
    Shares redeemed                                  (6,105)             (12,297)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
      shares outstanding                          $  (1,639)          $    8,497
--------------------------------------------------------------------------------
SHARES
    Shares sold                                         434                  650
    Shares Issued in connection with
      Fund Reorganization ( Note 2)                      --                1,925
    Shares issued in reinvestment
      of distributions                                    6                   20
    Shares redeemed                                    (600)              (1,437)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
      shares outstanding                               (160)               1,158
--------------------------------------------------------------------------------

CLASS B SHARES

AMOUNT
    Shares sold                                   $     603           $      937
    Shares issued in connection with
      Fund Reorganization (Note 2)                       --               15,354
    Shares issued in reinvestment
      of distributions                                   --                    1
    Shares redeemed                                  (2,333)              (4,945)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
      shares outstanding                          $  (1,730)          $   11,347
--------------------------------------------------------------------------------
SHARES
    Shares sold                                          60                  107
    Shares Issued in connection with
      Fund Reorganization ( Note 2)                      --                1,976
    Shares issued in reinvestment
      of distributions                                   --                  --^
    Shares redeemed                                    (230)                (579)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
      shares outstanding                               (170)               1,504
--------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

                                               U.S. EQUITY FUND (CONTINUED)
                                           -------------------------------------
                                           SIX MONTHS ENDED           YEAR ENDED
                                              JUNE 30, 2004    DECEMBER 31, 2003
CLASS C SHARES

AMOUNT
    Shares sold                                   $      47           $      158
    Shares issued in connection with
      Fund Reorganization (Note 2)                       --                4,066
    Shares issued in reinvestment
      of distributions                                   --                  --^
    Shares redeemed                                    (766)                (877)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
      shares outstanding                          $    (719)          $    3,347
--------------------------------------------------------------------------------
SHARES
    Shares sold                                           5                   19
    Shares Issued in connection with
      Fund Reorganization ( Note 2)                      --                  524
    Shares issued in reinvestment
      of distributions                                   --                  --^
    Shares redeemed                                     (77)                (102)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
      shares outstanding                                (72)                 441
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES

AMOUNT

    Shares sold                                   $  14,170           $   12,339
    Shares issued in reinvestment
      of distributions                                  246                  611
    Shares redeemed                                  (2,419)             (36,570)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
      shares outstanding                          $  11,997           $  (23,620)
--------------------------------------------------------------------------------
SHARES
    Shares sold                                       1,379                1,478
    Shares issued in reinvestment
      of distributions                                   24                   71
    Shares redeemed                                    (238)              (4,389)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
      shares outstanding                              1,165               (2,840)
--------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

                                               U.S. EQUITY FUND (CONTINUED)
                                           -------------------------------------
                                           SIX MONTHS ENDED           YEAR ENDED
                                              JUNE 30, 2004    DECEMBER 31, 2003
SELECT SHARES

AMOUNT
    Shares sold                                   $  34,595           $   42,770
    Shares issued in connection with
      Fund Reorganization (Note 2)                       --               31,068
    Shares issued in reinvestment
      of distributions                                  813                2,083
    Shares redeemed                                 (29,896)             (64,870)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
      shares outstanding                          $   5,512           $   11,051
--------------------------------------------------------------------------------
SHARES
    Shares sold                                       3,388                4,894
    Shares Issued in connection with
      Fund Reorganization ( Note 2)                      --                3,984
    Shares issued in reinvestment
      of distributions                                   79                  237
    Shares redeemed                                  (2,921)              (7,523)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
      shares outstanding                                546                1,592
--------------------------------------------------------------------------------

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMORGAN FUNDS

FINANCIAL HIGHLIGHTS                                                 (UNAUDITED)

CLASS A SHARES

                                                                PER SHARE OPERATING PERFORMANCE:
                            -------------------------------------------------------------------------------------------------------
                                         INCOME FROM INVESTMENT OPERATIONS:                     LESS DISTRIBUTIONS:
                                       --------------------------------------   ---------------------------------------------------
                                                       NET GAINS
                                                    OR LOSSES ON
                            NET ASSET         NET     SECURITIES                 DIVIDENDS
                               VALUE,  INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                            BEGINNING      INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL  RETURN OF          TOTAL
                            OF PERIOD      (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS    CAPITAL  DISTRIBUTIONS
DISCIPLINED EQUITY FUND
1/1/04 Through 6/30/04      $   13.50        0.04@          0.35         0.39         0.04             --         --           0.04
Year Ended 12/31/03         $   10.54        0.05           2.99         3.04         0.08             --         --+          0.08
Year Ended 12/31/02         $   14.17        0.07@         (3.62)       (3.55)        0.08             --         --           0.08
9/28/01** Through 12/31/01  $   12.85        0.01@          1.39         1.40         0.08             --         --           0.08

EQUITY GROWTH FUND
1/1/04 Through 6/30/04      $   27.56       (0.06)@         0.70         0.64           --             --         --             --
Year Ended 12/31/03         $   22.87       (0.04)@         4.73         4.69           --             --         --             --
Year Ended 12/31/02         $   31.87       (0.06)@        (8.94)       (9.00)          --             --         --             --
Year Ended 12/31/01         $   43.12       (0.18)@        (8.03)       (8.21)          --           3.04         --           3.04
Year Ended 12/31/00         $   67.85       (0.42)@       (16.14)      (16.56)          --           8.17         --           8.17
Year Ended 12/31/99         $   52.30       (0.29)@        16.75        16.46           --           0.91         --           0.91

EQUITY INCOME FUND
1/1/04 Through 6/30/04      $   27.99        0.31@          0.96         1.27         0.28             --         --           0.28
Year Ended 12/31/03         $   23.25        0.60@          4.75         5.35         0.58             --       0.03           0.61
Year Ended 12/31/02         $   30.57        0.25@         (6.71)       (6.46)        0.29           0.57         --           0.86
Year Ended 12/31/01         $   35.35        0.10@         (4.62)       (4.52)        0.09           0.17         --           0.26
Year Ended 12/31/00         $   49.83        0.17@         (2.66)       (2.49)        0.18          11.81         --          11.99
Year Ended 12/31/99         $   46.23        0.20@          5.63         5.83         0.23           2.00         --           2.23

U.S. EQUITY FUND+
1/1/04 Through 6/30/04      $   10.01        0.02@          0.31         0.33         0.02             --         --           0.02
Year Ended 12/31/03         $    7.61        0.04@          2.41         2.45         0.05             --         --           0.05
Year Ended 12/31/02         $   10.45        0.03          (2.84)       (2.81)        0.03             --         --           0.03
6/1/01 Through 12/31/01^    $   11.16        0.02@         (0.69)       (0.67)        0.02           0.02         --           0.04
9/15/00** Through 5/31/01   $   12.86        0.03          (1.72)       (1.69)        0.01             --         --           0.01

 **  Commencement of offering of class of shares.
  + Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorginization. Prior periods have been restated to reflect the split.
  ^  The Fund changed its fiscal year end from May 31 to December 31.
  @  Calculated based upon average shares outstanding.
  +  Amount is less than $.005.
(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

                                               SEE NOTES TO FINANCIAL STATEMENTS

                           PER SHARE OPERATING PERFORMANCE:
                           --------------------------------
                               NET ASSET
                              VALUE, END           TOTAL
                               OF PERIOD   RETURN (1)(a)
DISCIPLINED EQUITY FUND
1/1/04 Through 6/30/04        $    13.85            2.92%
Year Ended 12/31/03           $    13.50           28.96%
Year Ended 12/31/02           $    10.54          (25.07%)
9/28/01** Through 12/31/01    $    14.17           10.93%

EQUITY GROWTH FUND
1/1/04 Through 6/30/04        $    28.20            2.32%
Year Ended 12/31/03           $    27.56           20.51%
Year Ended 12/31/02           $    22.87          (28.24%)
Year Ended 12/31/01           $    31.87          (19.06%)
Year Ended 12/31/00           $    43.12          (23.85%)
Year Ended 12/31/99           $    67.85           31.54%

EQUITY INCOME FUND
1/1/04 Through 6/30/04        $    28.98            4.56%
Year Ended 12/31/03           $    27.99           23.38%
Year Ended 12/31/02           $    23.25          (21.34%)
Year Ended 12/31/01           $    30.57          (12.76%)
Year Ended 12/31/00           $    35.35           (4.09%)
Year Ended 12/31/99           $    49.83           12.70%

U.S. EQUITY FUND+
1/1/04 Through 6/30/04        $    10.32            3.27%
Year Ended 12/31/03           $    10.01           32.32%
Year Ended 12/31/02           $     7.61          (26.89%)
6/1/01 Through 12/31/01^      $    10.45           (5.96%)
9/15/00** Through 5/31/01     $    11.16          (13.10%)

                                                                    RATIOS/SUPPLEMENTAL DATA:
                            ---------------------------------------------------------------------------------------------------
                                                             RATIOS TO AVERAGE NET ASSETS: #
                                          -----------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                            NET ASSETS,                      NET                 EXPENSES           INCOME (LOSS)
                                 END OF               INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                 PERIOD        NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                             (MILLIONS)   EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
DISCIPLINED EQUITY FUND
1/1/04 Through 6/30/04      $         2       0.95%         0.61%                    1.80%                  (0.24%)          29%
Year Ended 12/31/03         $         2       0.95%         0.74%                    2.31%                  (0.62%)          77%
Year Ended 12/31/02         $         2       0.95%         0.60%                    2.23%                  (0.68%)          74%
9/28/01** Through 12/31/01  $         2       0.95%         0.42%                   11.02%!!                (9.65%)!!        33%

EQUITY GROWTH FUND
1/1/04 Through 6/30/04      $        16       1.25%        (0.47%)                   2.03%                  (1.25%)          97%
Year Ended 12/31/03         $        20       1.25%        (0.18%)                   2.09%                  (1.02%)          81%
Year Ended 12/31/02         $        18       1.25%        (0.20%)                   2.26%                  (1.21%)          50%
Year Ended 12/31/01         $        32       1.24%        (0.50%)                   1.58%                  (0.84%)          98%
Year Ended 12/31/00         $        24       1.24%        (0.65%)                   1.64%                  (1.05%)          58%(g)
Year Ended 12/31/99         $        15       1.24%        (0.48%)                   2.34%                  (1.58%)          15%(g)

EQUITY INCOME FUND
1/1/04 Through 6/30/04      $        15       1.25%         2.22%                    1.82%                   1.65%           10%
Year Ended 12/31/03         $        15       1.25%         2.46%                    1.94%                   1.77%           17%
Year Ended 12/31/02         $        15       1.25%         0.95%                    1.91%                   0.29%          167%
Year Ended 12/31/01         $        28       1.25%         0.30%                    1.55%                   0.00%            4%
Year Ended 12/31/00         $         5       1.25%         0.34%                    1.94%                  (0.35%)          15%
Year Ended 12/31/99         $         4       1.24%         0.42%                    3.33%!!                (1.67%)          16%

U.S. EQUITY FUND+
1/1/04 Through 6/30/04      $        49       1.05%         0.38%                    1.50%                  (0.07%)          44%
Year Ended 12/31/03         $        50       1.05%         0.50%                    1.54%                   0.01%          101%
Year Ended 12/31/02         $        29       1.05%         0.30%                    1.44%                  (0.09%)          83%
6/1/01 Through 12/31/01^    $        54       1.05%         0.30%                    1.44%                  (0.09%)          48%
9/15/00** Through 5/31/01   $         3       1.05%         0.22%                    7.05%!!                (5.78%)!!        81%(u)

  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g) Portfolio turnover reflects the rate of the Fund for the period January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level. Effective the opening of business September 10, 2001, the portfolio turnover reflects the rate of the Fund.
(u) Prior to September 10, 2001, USEF invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B SHARES

                                                                PER SHARE OPERATING PERFORMANCE:
                            -------------------------------------------------------------------------------------------------------
                                         INCOME FROM INVESTMENT OPERATIONS:                     LESS DISTRIBUTIONS:
                                       --------------------------------------   ---------------------------------------------------
                                                       NET GAINS
                                                    OR LOSSES ON
                            NET ASSET         NET     SECURITIES                 DIVIDENDS
                               VALUE,  INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                            BEGINNING      INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL  RETURN OF          TOTAL
                            OF PERIOD      (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS    CAPITAL  DISTRIBUTIONS
EQUITY GROWTH FUND
1/1/04 Through 6/30/04      $   27.00       (0.16)@         0.68         0.52           --             --         --             --
Year Ended 12/31/03         $   22.58       (0.22)@         4.64         4.42           --             --         --             --
Year Ended 12/31/02         $   31.68       (0.26)@        (8.84)       (9.10)          --             --         --             --
2/16/01** Through 12/31/01  $   41.84       (0.36)@        (6.76)       (7.12)          --           3.04         --           3.04

EQUITY INCOME FUND
1/1/04 Through 6/30/04      $   27.95        0.24@          0.96         1.20         0.21             --         --           0.21
Year Ended 12/31/03         $   23.21        0.48@          4.73         5.21         0.44             --       0.03           0.47
Year Ended 12/31/02         $   30.54        0.12@         (6.70)       (6.58)        0.18           0.57         --           0.75
2/16/01** Through 12/31/01  $   34.41       (0.06)@        (3.64)       (3.70)          --           0.17         --           0.17

U.S. EQUITY FUND
1/1/04 Through 6/30/04      $    9.95       (0.02)@         0.31         0.29           --             --         --             --
Year Ended 12/31/03         $    7.58       (0.02)@         2.39         2.37           --+            --         --             --+
Year Ended 12/31/02         $   10.43       (0.04)         (2.81)       (2.85)          --             --         --             --
9/10/01** Through 12/31/01  $    9.67       (0.01)@         0.79         0.78           --           0.02         --           0.02

**   Commencement of offering of class of shares.
 @   Calculated based upon average shares outstanding.
 +   Amount is less than $.005.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                           PER SHARE OPERATING PERFORMANCE:
                           --------------------------------
                               NET ASSET
                              VALUE, END           TOTAL
                               OF PERIOD   RETURN (1)(a)
EQUITY GROWTH FUND
1/1/04 Through 6/30/04        $    27.52            1.93%
Year Ended 12/31/03           $    27.00           19.57%
Year Ended 12/31/02           $    22.58          (28.72%)
2/16/01** Through 12/31/01    $    31.68          (17.07%)

EQUITY INCOME FUND
1/1/04 Through 6/30/04        $    28.94            4.31%
Year Ended 12/31/03           $    27.95           22.70%
Year Ended 12/31/02           $    23.21          (21.74%)
2/16/01** Through 12/31/01    $    30.54          (10.74%)

U.S. EQUITY FUND
1/1/04 Through 6/30/04        $    10.24            2.91%
Year Ended 12/31/03           $     9.95           31.29%
Year Ended 12/31/02           $     7.58          (27.31%)
9/10/01** Through 12/31/01    $    10.43            8.07%

                                                                 RATIOS/SUPPLEMENTAL DATA:
                            ---------------------------------------------------------------------------------------------------
                                                              RATIOS TO AVERAGE NET ASSETS: #
                                          -----------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                            NET ASSETS,                      NET                 EXPENSES           INCOME (LOSS)
                                 END OF               INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                 PERIOD        NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                             (MILLIONS)   EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
EQUITY GROWTH FUND
1/1/04 Through 6/30/04      $         9       1.98%        (1.17%)                   2.54%                  (1.73%)          97%
Year Ended 12/31/03         $         9       1.98%        (0.91%)                   2.59%                  (1.52%)          81%
Year Ended 12/31/02         $         9       1.98%        (0.92%)                   2.75%                  (1.69%)          50%
2/16/01** Through 12/31/01  $        15       1.99%        (1.24%)                   2.10%                  (1.35%)          98%

EQUITY INCOME FUND
1/1/04 Through 6/30/04      $         8       1.75%         1.72%                    2.32%                   1.15%           10%
Year Ended 12/31/03         $         9       1.75%         1.95%                    2.43%                   1.27%           17%
Year Ended 12/31/02         $         8       1.75%         0.45%                    2.42%                  (0.22%)         167%
2/16/01** Through 12/31/01  $        14       1.75%        (0.20%)                   2.06%                  (0.51%)           4%

U.S. EQUITY FUND
1/1/04 Through 6/30/04      $        29       1.75%        (0.32%)                   2.00%                  (0.57%)          44%
Year Ended 12/31/03         $        29       1.75%        (0.20%)                   2.04%                  (0.49%)         101%
Year Ended 12/31/02         $        11       1.75%        (0.40%)                   1.93%                  (0.58%)          83%
9/10/01** Through 12/31/01  $        19       1.75%        (0.40%)                   1.85%                  (0.50%)          48%

(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS C SHARES

                                                                PER SHARE OPERATING PERFORMANCE:
                            -------------------------------------------------------------------------------------------------------
                                         INCOME FROM INVESTMENT OPERATIONS:                     LESS DISTRIBUTIONS:
                                       --------------------------------------   ---------------------------------------------------
                                                       NET GAINS
                                                    OR LOSSES ON
                            NET ASSET         NET     SECURITIES                 DIVIDENDS
                               VALUE,  INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                            BEGINNING      INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL  RETURN OF          TOTAL
                            OF PERIOD      (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS    CAPITAL  DISTRIBUTIONS
EQUITY GROWTH FUND
1/1/04 Through 6/30/04      $   26.98       (0.16)@         0.68         0.52           --             --         --             --
Year Ended 12/31/03         $   22.56       (0.22)@         4.64         4.42           --             --         --             --
Year Ended 12/31/02         $   31.64       (0.28)@        (8.80)       (9.08)          --             --         --             --
2/16/01** Through 12/31/01  $   41.84       (0.37)@        (6.79)       (7.16)          --           3.04         --           3.04

EQUITY INCOME FUND
1/1/04 Through 6/30/04      $   27.93        0.24@          0.96         1.20         0.21             --         --           0.21
Year Ended 12/31/03         $   23.20        0.48@          4.73         5.21         0.45             --       0.03           0.48
Year Ended 12/31/02         $   30.53        0.13@         (6.71)       (6.58)        0.18           0.57         --           0.75
2/16/01** Through 12/31/01  $   34.41       (0.05)@        (3.66)       (3.71)          --           0.17         --           0.17

U.S. EQUITY FUND
1/1/04 Through 6/30/04      $    9.95       (0.02)@         0.31         0.29           --             --         --             --
Year Ended 12/31/03         $    7.58       (0.02)@         2.39         2.37           --+            --         --             --+
Year Ended 12/31/02         $   10.44       (0.05)         (2.81)       (2.86)          --             --         --             --
9/10/01** Through 12/31/01  $    9.67       (0.01)@         0.80         0.79           --           0.02         --           0.02

**   Commencement of offering of class of shares.
 @   Calculated based upon average shares outstanding.
 +   Amount is less than $.005.

                                              SEE NOTES TO FINANCIAL STATEMENTS.


                           PER SHARE OPERATING PERFORMANCE:
                           --------------------------------
                               NET ASSET
                              VALUE, END           TOTAL
                               OF PERIOD   RETURN (1)(a)
EQUITY GROWTH FUND
1/1/04 Through 6/30/04        $    27.50            1.93%
Year Ended 12/31/03           $    26.98           19.59%
Year Ended 12/31/02           $    22.56          (28.70%)
2/16/01** Through 12/31/01    $    31.64          (17.17%)

EQUITY INCOME FUND
1/1/04 Through 6/30/04        $    28.92            4.31%
Year Ended 12/31/03           $    27.93           22.72%
Year Ended 12/31/02           $    23.20          (21.74%)
2/16/01** Through 12/31/01    $    30.53          (10.76%)

U.S. EQUITY FUND
1/1/04 Through 6/30/04        $    10.24            2.91%
Year Ended 12/31/03           $     9.95           31.29%
Year Ended 12/31/02           $     7.58          (27.37%)
9/10/01** Through 12/31/01    $    10.44            8.18%

                                                                 RATIOS/SUPPLEMENTAL DATA:
                            ---------------------------------------------------------------------------------------------------
                                                              RATIOS TO AVERAGE NET ASSETS: #
                                          -----------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                            NET ASSETS,                      NET                 EXPENSES           INCOME (LOSS)
                                 END OF               INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                 PERIOD        NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                             (MILLIONS)   EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
EQUITY GROWTH FUND
1/1/04 Through 6/30/04      $         1       1.98%        (1.17%)                   2.54%                  (1.73%)          97%
Year Ended 12/31/03         $         1       1.98%        (0.90%)                   2.59%                  (1.51%)          81%
Year Ended 12/31/02         $         1       1.98%        (0.92%)                   2.56%                  (1.50%)          50%
2/16/01** Through 12/31/01  $         2       1.99%        (1.25%)                   2.10%                  (1.36%)          98%

EQUITY INCOME FUND
1/1/04 Through 6/30/04      $         3       1.75%         1.71%                    2.32%                   1.14%           10%
Year Ended 12/31/03         $         3       1.75%         1.95%                    2.43%                   1.27%           17%
Year Ended 12/31/02         $         3       1.75%         0.48%                    2.41%                  (0.18%)         167%
2/16/01** Through 12/31/01  $         4       1.75%        (0.20%)                   2.06%                  (0.51%)           4%

U.S. EQUITY FUND
1/1/04 Through 6/30/04      $         5       1.75%        (0.32%)                   2.00%                  (0.57%)          44%
Year Ended 12/31/03         $         5       1.75%        (0.20%)                   2.04%                  (0.49%)         101%
Year Ended 12/31/02         $         1       1.75%        (0.42%)                   1.93%                  (0.60%)          83%
9/10/01** Through 12/31/01  $         1       1.75%        (0.39%)                   1.85%                  (0.49%)          48%

(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

INSTITUTIONAL CLASS SHARES

                                                                PER SHARE OPERATING PERFORMANCE:
                            -------------------------------------------------------------------------------------------------------
                                         INCOME FROM INVESTMENT OPERATIONS:                     LESS DISTRIBUTIONS:
                                       --------------------------------------   ---------------------------------------------------
                                                       NET GAINS
                                                    OR LOSSES ON
                            NET ASSET         NET     SECURITIES                 DIVIDENDS
                               VALUE,  INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                            BEGINNING      INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL  RETURN OF          TOTAL
                            OF PERIOD      (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS    CAPITAL  DISTRIBUTIONS
DISCIPLINED EQUITY FUND
1/1/04 Through 6/30/04      $   13.49        0.08@          0.36         0.44         0.08             --         --           0.08
Year Ended 12/31/03         $   10.55        0.18           2.92         3.10         0.16             --         --+          0.16
Year Ended 12/31/02         $   14.19        0.13@         (3.63)       (3.50)        0.14             --         --           0.14
6/1/01 Through 12/31/01^    $   15.65        0.07@         (1.44)       (1.37)        0.09             --         --           0.09
Year Ended 5/31/01          $   17.54        0.14          (1.89)       (1.75)        0.14             --         --           0.14
Year Ended 5/31/00          $   17.57        0.17           0.81         0.98         0.18           0.83         --           1.01
Year Ended 5/31/99          $   14.96        0.17           3.18         3.35         0.15           0.59         --           0.74

U.S. EQUITY FUND
1/1/04 Through 6/30/04      $    9.99        0.04@          0.31         0.35         0.04             --         --           0.04
Year Ended 12/31/03         $    7.61        0.09@          2.38         2.47         0.09             --         --           0.09
Year Ended 12/31/02         $   10.44        0.06          (2.82)       (2.76)        0.07             --         --           0.07
6/1/01 Through 12/31/01^    $   11.12        0.03@         (0.66)       (0.63)        0.03           0.02         --           0.05
Year Ended 5/31/01          $   12.79        0.08          (0.96)       (0.88)        0.08           0.71         --           0.79
Year Ended 5/31/00          $   15.08        0.11           0.26         0.37         0.11           2.55         --           2.66
Year Ended 5/31/99          $   16.73        0.16           2.39         2.55         0.17           4.03         --           4.20

  ^   The Fund changed its fiscal year end from May 31 to December 31.
  @   Calculated based upon average shares outstanding.
  +   Amount is less than $.005.
(a)   Not annualized for periods less than one year.

                                              SEE NOTES TO FINANCIAL STATEMENTS.


                           PER SHARE OPERATING PERFORMANCE:
                           --------------------------------
                               NET ASSET
                              VALUE, END           TOTAL
                               OF PERIOD      RETURN (a)
DISCIPLINED EQUITY FUND
1/1/04 Through 6/30/04        $    13.85            3.24%
Year Ended 12/31/03           $    13.49           29.60%
Year Ended 12/31/02           $    10.55          (24.76%)
6/1/01 Through 12/31/01^      $    14.19           (8.73%)
Year Ended 5/31/01            $    15.65           (9.99%)
Year Ended 5/31/00            $    17.54            5.54%
Year Ended 5/31/99            $    17.57           23.07%

U.S. EQUITY FUND
1/1/04 Through 6/30/04        $    10.30            3.49%
Year Ended 12/31/03           $     9.99           32.63%
Year Ended 12/31/02           $     7.61          (26.50%)
6/1/01 Through 12/31/01^      $    10.44           (5.63%)
Year Ended 5/31/01            $    11.12           (6.99%)
Year Ended 5/31/00            $    12.79            2.45%
Year Ended 5/31/99            $    15.08           18.66%


                                                                 RATIOS/SUPPLEMENTAL DATA:
                            ---------------------------------------------------------------------------------------------------
                                                              RATIOS TO AVERAGE NET ASSETS: #
                                          -----------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                            NET ASSETS,                      NET                 EXPENSES           INCOME (LOSS)
                                 END OF               INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                 PERIOD        NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                             (MILLIONS)   EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
DISCIPLINED EQUITY FUND
1/1/04 Through 6/30/04      $       307       0.45%         1.10%                    0.60%                   0.95%           29%
Year Ended 12/31/03         $       418       0.45%         1.24%                    0.60%                   1.09%           77%
Year Ended 12/31/02         $       924       0.45%         1.09%                    0.65%                   0.89%           74%
6/1/01 Through 12/31/01^    $     1,162       0.45%         0.86%                    0.60%                   0.71%           33%
Year Ended 5/31/01          $     1,210       0.45%         0.85%                    0.55%                   0.75%           72%(e)
Year Ended 5/31/00          $     1,476       0.45%         1.04%                    0.55%                   0.94%           56%(e)
Year Ended 5/31/99          $     1,008       0.45%         1.14%                    0.60%                   0.99%           51%(e)

U.S. EQUITY FUND
1/1/04 Through 6/30/04      $        90       0.64%         0.79%                    0.75%                   0.68%           44%
Year Ended 12/31/03         $        76       0.64%         0.91%                    0.76%                   0.79%          101%
Year Ended 12/31/02         $        79       0.64%         0.74%                    0.77%                   0.61%           83%
6/1/01 Through 12/31/01^    $        90       0.65%         0.55%                    0.70%                   0.50%           48%
Year Ended 5/31/01          $       151       0.62%         0.57%                    0.64%                   0.55%           81%(u)
Year Ended 5/31/00          $       241       0.60%         0.76%                    0.63%                   0.73%           89%(u)
Year Ended 5/31/99          $       278       0.60%         0.89%                    0.63%                   0.86%           84%(u)

  #  Short periods have been annualized.
(e) Prior to September 10, 2001, DEF invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.
(u) Prior to September 10, 2001, USEF invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

SEE NOTES TO FINANCIAL STATEMENTS.

SELECT CLASS SHARES

                                                                PER SHARE OPERATING PERFORMANCE:
                            -------------------------------------------------------------------------------------------------------
                                         INCOME FROM INVESTMENT OPERATIONS:                     LESS DISTRIBUTIONS:
                                       --------------------------------------   ---------------------------------------------------
                                                       NET GAINS
                                                    OR LOSSES ON
                            NET ASSET         NET     SECURITIES                 DIVIDENDS
                               VALUE,  INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                            BEGINNING      INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL  RETURN OF          TOTAL
                            OF PERIOD      (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS    CAPITAL  DISTRIBUTIONS
DISCIPLINED EQUITY FUND+
1/1/04 Through 6/30/04      $   13.51        0.06@          0.35         0.41         0.06             --         --           0.06
Year Ended 12/31/03         $   10.55        0.11           2.98         3.09         0.13             --         --           0.13
Year Ended 12/31/02         $   14.19        0.10@         (3.64)       (3.54)        0.10             --         --           0.10
6/1/01 Through 12/31/01^    $   15.70        0.05@         (1.44)       (1.39)        0.12             --         --           0.12
Year Ended 5/31/01          $   17.85        0.09          (1.94)       (1.85)        0.11           0.19         --           0.30
Year Ended 5/31/00          $   17.42        0.12           0.78         0.90         0.12           0.35         --           0.47
Year Ended 5/31/99          $   14.30        0.11           3.14         3.25         0.09           0.04         --           0.13

EQUITY GROWTH FUND
1/1/04 Through 6/30/04      $   27.99       (0.03)@         0.72         0.69           --             --         --             --
Year Ended 12/31/03         $   23.18        0.02@          4.79         4.81           --             --         --             --
Year Ended 12/31/02         $   32.21        0.02@         (9.05)       (9.03)          --             --         --             --
Year Ended 12/31/01         $   43.44       (0.10)@        (8.09)       (8.19)          --           3.04         --           3.04
Year Ended 12/31/00         $   68.09       (0.26)@       (16.22)      (16.48)          --           8.17         --           8.17
Year Ended 12/31/99         $   52.36       (0.14)@        16.78        16.64           --           0.91         --           0.91

EQUITY INCOME FUND
1/1/04 Through 6/30/04      $   27.97        0.37@          0.96         1.33         0.33             --         --           0.33
Year Ended 12/31/03         $   23.26        0.69@          4.74         5.43         0.69             --       0.03           0.72
Year Ended 12/31/02         $   30.57        0.35@         (6.72)       (6.37)        0.37           0.57         --           0.94
Year Ended 12/31/01         $   35.33        0.22@         (4.62)       (4.40)        0.19           0.17         --           0.36
Year Ended 12/31/00         $   49.80        0.29@         (2.66)       (2.37)        0.29          11.81         --          12.10
Year Ended 12/31/99         $   46.14        0.32@          5.65         5.97         0.31           2.00         --           2.31

U.S. EQUITY FUND+
1/1/04 Through 6/30/04      $    9.99        0.03@          0.31         0.34         0.03             --         --           0.03
Year Ended 12/31/03         $    7.61        0.07@          2.39         2.46         0.08             --         --           0.08
Year Ended 12/31/02         $   10.44        0.05          (2.83)       (2.78)        0.05             --         --           0.05
6/1/01 Through 12/31/01^    $   11.21        0.03@         (0.68)       (0.65)        0.04           0.08         --           0.12
Year Ended 5/31/01          $   12.66        0.05          (0.94)       (0.89)        0.05           0.51         --           0.56
Year Ended 5/31/00          $   14.62        0.09           0.24         0.33         0.09           2.20         --           2.29
Year Ended 5/31/99          $   14.96        0.10           2.28         2.38         0.11           2.61         --           2.72

  + Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorginization. Prior periods have been restated to reflect the split.
  ^  The Fund changed its fiscal year end from May 31 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                           PER SHARE OPERATING PERFORMANCE:
                           --------------------------------
                               NET ASSET
                              VALUE, END           TOTAL
                               OF PERIOD      RETURN (a)
DISCIPLINED EQUITY FUND+
1/1/04 Through 6/30/04        $    13.86            3.07%
Year Ended 12/31/03           $    13.51           29.45%
Year Ended 12/31/02           $    10.55          (24.98%)
6/1/01 Through 12/31/01^      $    14.19           (8.88%)
Year Ended 5/31/01            $    15.70          (10.43%)
Year Ended 5/31/00            $    17.85            5.19%
Year Ended 5/31/99            $    17.42           22.86%

EQUITY GROWTH FUND
1/1/04 Through 6/30/04        $    28.68            2.47%
Year Ended 12/31/03           $    27.99           20.75%
Year Ended 12/31/02           $    23.18          (28.03%)
Year Ended 12/31/01           $    32.21          (18.86%)
Year Ended 12/31/00           $    43.44          (23.65%)
Year Ended 12/31/99           $    68.09           31.85%

EQUITY INCOME FUND
1/1/04 Through 6/30/04        $    28.97            4.76%
Year Ended 12/31/03           $    27.97           23.76%
Year Ended 12/31/02           $    23.26          (21.06%)
Year Ended 12/31/01           $    30.57          (12.43%)
Year Ended 12/31/00           $    35.33           (3.85%)
Year Ended 12/31/99           $    49.80           13.06%

U.S. EQUITY FUND+
1/1/04 Through 6/30/04        $    10.30            3.41%
Year Ended 12/31/03           $     9.99           32.42%
Year Ended 12/31/02           $     7.61          (26.62%)
6/1/01 Through 12/31/01^      $    10.44           (5.76%)
Year Ended 5/31/01            $    11.21           (7.10%)
Year Ended 5/31/00            $    12.66            2.20%
Year Ended 5/31/99            $    14.62           18.39%

                                                                 RATIOS/SUPPLEMENTAL DATA:
                            ---------------------------------------------------------------------------------------------------
                                                              RATIOS TO AVERAGE NET ASSETS: #
                                          -----------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                            NET ASSETS,                      NET                 EXPENSES           INCOME (LOSS)
                                 END OF               INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                 PERIOD        NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                             (MILLIONS)   EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
DISCIPLINED EQUITY FUND+
1/1/04 Through 6/30/04      $        77       0.63%         0.93%                    0.78%                   0.78%           29%
Year Ended 12/31/03         $        78       0.67%         1.02%                    0.80%                   0.89%           77%
Year Ended 12/31/02         $        65       0.73%         0.77%                    0.84%                   0.66%           74%
6/1/01 Through 12/31/01^    $       132       0.72%         0.56%                    0.77%                   0.51%           33%
Year Ended 5/31/01          $       128       0.77%         0.53%                    0.77%                   0.53%           72%(e)
Year Ended 5/31/00          $       160       0.75%         0.76%                    0.78%                   0.73%           56%(e)
Year Ended 5/31/99          $       121       0.75%         0.89%                    0.86%                   0.78%           51%(e)

EQUITY GROWTH FUND
1/1/04 Through 6/30/04      $        36       1.00%        (0.20%)                   1.24%                  (0.44%)          97%
Year Ended 12/31/03         $        40       1.00%         0.07%                    1.20%                  (0.13%)          81%
Year Ended 12/31/02         $        40       1.00%         0.06%                    1.15%                  (0.09%)          50%
Year Ended 12/31/01         $        86       1.00%        (0.28%)                   1.05%                  (0.33%)          98%(g)
Year Ended 12/31/00         $       179       1.00%        (0.40%)                   1.02%                  (0.42%)          58%(g)
Year Ended 12/31/99         $       320       1.00%        (0.24%)                   1.03%                  (0.27%)          15%(g)

EQUITY INCOME FUND
1/1/04 Through 6/30/04      $        31       0.90%         2.64%                    1.12%                   2.42%           10%
Year Ended 12/31/03         $        40       0.90%         2.80%                    1.10%                   2.60%           17%
Year Ended 12/31/02         $        41       0.90%         1.30%                    1.07%                   1.13%          167%
Year Ended 12/31/01         $        68       0.92%         0.69%                    0.98%                   0.63%            4%
Year Ended 12/31/00         $        97       1.00%         0.59%                    1.03%                   0.56%           15%
Year Ended 12/31/99         $       170       1.00%         0.66%                    1.09%                   0.57%           16%

U.S. EQUITY FUND+
1/1/04 Through 6/30/04      $       327       0.79%         0.64%                    0.91%                   0.52%           44%
Year Ended 12/31/03         $       312       0.79%         0.76%                    0.92%                   0.63%          101%
Year Ended 12/31/02         $       225       0.79%         0.57%                    0.92%                   0.44%           83%
6/1/01 Through 12/31/01^    $       348       0.79%         0.44%                    0.85%                   0.38%           48%
Year Ended 5/31/01          $       312       0.79%         0.41%                    0.79%                   0.41%           81%(u)
Year Ended 5/31/00          $       387       0.78%         0.59%                    0.78%                   0.59%           89%(u)
Year Ended 5/31/99          $       441       0.79%         0.70%                    0.79%                   0.70%           84%(u)

(e) Prior to September 10, 2001, DEF invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.
(g) Portfolio turnover reflects the rate of the Fund for the period January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level. Effective the opening of business September 10, 2001, the portfolio turnover reflects the rate of the Fund.
(u) Prior to September 10, 2001, USEF invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

SEE NOTES TO FINANCIAL STATEMENTS.

ULTRA CLASS SHARES



                                                                PER SHARE OPERATING PERFORMANCE:
                            -------------------------------------------------------------------------------------------------------
                                         INCOME FROM INVESTMENT OPERATIONS:                     LESS DISTRIBUTIONS:
                                       --------------------------------------   ---------------------------------------------------
                                                       NET GAINS
                                                    OR LOSSES ON
                            NET ASSET         NET     SECURITIES                 DIVIDENDS
                               VALUE,  INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                            BEGINNING      INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL  RETURN OF          TOTAL
                            OF PERIOD      (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS    CAPITAL  DISTRIBUTIONS
DISCIPLINED EQUITY FUND
1/1/04 Through 6/30/04      $   13.50        0.08@          0.35         0.43         0.08             --         --           0.08
3/24/03** Through 12/31/03  $   10.77        0.12           2.75         2.87         0.14             --         --+          0.14

**   Commencement of offering of class of shares.
 @   Calculated based on average shares outstanding.
 +   Amount is less than $.005.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                           PER SHARE OPERATING PERFORMANCE:
                           --------------------------------
                               NET ASSET
                              VALUE, END           TOTAL
                               OF PERIOD      RETURN (a)
DISCIPLINED EQUITY FUND
1/1/04 Through 6/30/04        $    13.85            3.22%
3/24/03** Through 12/31/03    $    13.50           26.75%

                                                                 RATIOS/SUPPLEMENTAL DATA:
                            ---------------------------------------------------------------------------------------------------
                                                              RATIOS TO AVERAGE NET ASSETS: #
                                          -----------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                            NET ASSETS,                      NET                 EXPENSES           INCOME (LOSS)
                                 END OF               INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                 PERIOD        NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                             (MILLIONS)   EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
DISCIPLINED EQUITY FUND
1/1/04 Through 6/30/04      $       110       0.35%         1.20%                    0.56%                   0.99%           29%
3/24/03** Through 12/31/03  $       108       0.35%         1.28%                    0.54%                   1.09%           77%

  #  Short periods have been annualized.
(a)  Not annualized for periods less than one year.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FAMILY OF FUNDS

U.S. EQUITY FUNDS
Capital Growth Fund
Disciplined Equity Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Equity Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
Trust Small Cap Equity Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

INTERNATIONAL EQUITY FUNDS
Fleming Asia Equity Fund
Fleming Emerging Markets Equity Fund
Fleming Intrepid European Fund
Fleming International Equity Fund
Fleming International Growth Fund
Fleming International Opportunities Fund
Fleming International Value Fund
Fleming Japan Fund

SPECIALTY FUNDS
Global 50 Fund
Global Healthcare Fund
Market Neutral Fund

TAX AWARE FUNDS
Fleming Tax Aware International Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Large Cap Growth Fund
Tax Aware Large Cap Value Fund
Tax Aware Short-Intermediate Income Fund
Tax Aware U.S. Equity Fund

INCOME FUNDS
Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Short Term Bond Fund
Short Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAX FREE FUNDS
California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS
100% U.S. Treasury Securities Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

UNDISCOVERED MANAGERS FUNDS
Behavioral Growth Fund
Behavioral Value Fund
REIT Fund
Small Cap Growth Fund

               Funds may be registered under separate registrants.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the Funds without examination by independent auditors, who express no opinion thereon.

INVESTORS SHOULD CAREFULLY READ THE FUNDS' PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUNDS' INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND'S PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

A list of portfolio holdings is available thirty days after month end upon request. Please contact your JPMorgan Fleming representative or call 1-800-348-4782 to obtain further information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-348-4782 and on the Commission's website at http://www.sec.gov.

JPMorgan Funds Fulfillment Center                                   PRSRT STD
       6112 W. 73rd Street                                        U.S. POSTAGE
     Bedford Park, IL 60638                                           PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(c)J.P. Morgan Chase & Co., 2004 All rights reserved. August 2004.   SAN-LCE-604

JPMORGAN FUNDS


SEMI-ANNUAL REPORT JUNE 30 2004


U.S. EQUITY FUNDS

DIVERSIFIED FUND


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Fleming Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                                  1

JPMorgan Diversified Fund Fund Commentary           3

Portfolio of Investments                            6

Financial Statements                               32

Notes to Financial Statements                      37

Financial Highlights                               50

HIGHLIGHTS

-  Favorable economic data and corporate profitability

-  Inflation concerns emerge

-  Small and mid caps outperform

-  Positive backdrop for equities

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN DIVERSIFIED FUND

PRESIDENT'S LETTER   AUGUST 2, 2004

[PHOTO OF GEORGE C.W. GATCH]

"FAVORABLE ECONOMIC DATA AND GAINS IN CORPORATE PROFITABILITY OVERCAME INVESTOR CONCERNS ABOUT HIGHER INTEREST RATES IN THE FIRST HALF OF 2004, PUSHING U.S. EQUITY PRICES GRADUALLY HIGHER."

DEAR SHAREHOLDER:
We are pleased to present this semi-annual report for the JPMorgan Diversified Fund. Inside, you'll find information detailing the performance of the Fund for the six months ended June 30, 2004, along with a report from the Portfolio Manager.

EQUITIES EDGE HIGHER DESPITE RATE CONCERNS
Favorable economic data and gains in corporate profitability overcame investor concerns about higher interest rates in the first half of 2004, pushing U.S. equity prices gradually higher. In the early months of the year, the positive picture of low inflation, combined with robust economic growth and accelerating corporate earnings, supported equities. But by April, the picture was becoming less rosy. A sudden improvement in job creation, combined with higher-than-expected inflation, provoked a rise in bond yields and caused investor concerns over whether the Federal Reserve would be able to raise rates without choking off recovery. Furthermore, there was a marked increase in the level of violence in Iraq. On June 30, the last day of the half-year, the Federal Reserve confirmed that rates were on a rising trend, lifting them by 25 basis points. Even so, equities finished the half-year higher than they started, with the optimists drawing confidence from the sharp improvement in job growth and stellar gains in corporate profits.

SMALL AND MID CAP OUTPERFORMANCE
Once again, equity market returns were far from uniform. Broadly speaking, large capitalization stocks made modest gains, with the broad-based S&P 500 Index up 3.4% for the period. Both mid and small capitalization stocks performed far more robustly. The S&P Small Cap 600 Index rose 10.1% while the S&P Mid Cap 400 Index appreciated 6.1%. This is in line with a historical pattern of superior performance from small caps when the U.S. economy is emerging from periods of sluggish business activity. Additionally, toward the end of the period, higher quality stocks started to lead the market, in contrast to 2003 when they lagged.

OUTLOOK
A critical test has begun, as the U.S. economy attempts to make the transition from recovery to a sustainable, non-inflationary expansion. It is understandable that equities faltered as long-term interest rates moved higher, and as the Federal Reserve started to tighten. Barring a geopolitical catastrophe, however, we expect that the economy will cool but still grow at a solid pace; that corporate profits will continue to be supported by tight control over business costs; and that investors will, at some point in the not-so-distant future, again come to view equities as good value.

IMPORTANT MERGER NEWS

As you may know, J.P. Morgan Chase & Co. and Bank One Corp. merged in July 2004, as approved by both firms' shareholders. The combined company is called JPMorgan Chase & Co. The merger is compelling both strategically and financially. The new combined organization has top-tier positions in both wholesale and retail financial services, an extensive client base and greater scale. And we have an extraordinarily talented team that shares common values and a strong client orientation.

As always, all of us at JPMorgan Fleming Asset Management thank you for your investment. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-348-4782.

Sincerely.

/s/ George C.W. Gatch
George C.W. Gatch
President

JPMorgan Funds

AS OF JUNE 30, 2004                                                  (Unaudited)

                                   FUND FACTS
                                   Fund Inception                        9/10/93
                                   Fiscal Year End                   DECEMBER 31
                                   Net Assets as of 6/30/2004
                                   (In Millions)                          $443.1
                                   Primary Benchmark                 DIVERSIFIED
                                                                       BENCHMARK

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Diversified Fund, which seeks to provide a high total return from a diversified portfolio of stocks and bonds, returned 1.90% (Institutional Shares). This compares to a return of 2.52% for the Diversified Benchmark, which is comprised of the S&P 500 Index (52%), Frank Russell 2000 Index (3%), MSCI EAFE Index (10%), and the Salomon BIG Index (35%).

Q: WHY DID THE FUND PERFORM THIS WAY?

A: Asset allocation contributed positively to performance during the first half of 2004, while security selection did not. Asset allocation within the international equity portion of the Fund, in particular, drove the Fund's performance. Strong stock selection within the Software & Services, Energy, Finance and Semiconductors sectors contributed the most to performance, while positions in the Pharmaceutical/Med Tech, Media, Retail and Consumer Cyclical sectors were the primary detractors.

   In the fixed income portion of the Fund, cross sector allocation contributed positively to performance, while security selection detracted modestly from it. Our mortgage and our asset backed securities positions were positive contributors. The contribution from duration positioning was negative, year-to-date, while our international non-dollar position was slightly positive.

Q: HOW WAS THE FUND MANAGED?

A: The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds. Assets are loosely allocated amongst the various investment options to conform with the fund's model allocation of 52% large cap equity, 3% small cap equity, 35% fixed income, and 10% international equity. We base the actual allocation amongst these asset classes on the relative attractiveness of each asset class.

   As the economy began to recover, we modestly favored stocks over bonds. Our asset allocation models then suggested that we be equity-neutral, which we viewed as a better value relative to fixed income. While we were broadly sector-neutral, we favored stocks that would benefit the most from a pickup in the economy.

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Fixed Income                       19.4%
Finance & Insurance                16.5%
Consumer Goods & Services          14.0%
Short-Term Investments             13.8%
Technology                          9.2%
Industrial Products & Services      9.1%
Pharmaceuticals                     5.2%
Energy                              4.3%
Telecommunications                  3.5%
Utilities                           2.6%
Health Services & Systems           2.0%
REITs                               0.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. General Electric Co.           1.6%
 2. Citigroup, Inc.                1.6%
 3. Microsoft Corp.                1.1%
 4. Pfizer, Inc.                   1.1%
 5. Exxon Mobil Corp.              1.0%
 6. Procter & Gamble Co.           0.9%
 7. Johnson & Johnson              0.9%
 8. Wal-Mart Stores, Inc.          0.9%
 9. Cisco Systems, Inc.            0.8%
10. Tyco International LTD
    (Bermuda)                      0.8%

Top 10 equity holdings comprised 10.7% ($51,176 in thousands) of the Portfolio's market value of investments. As of June 30, 2004 the Fund held 956 equity holdings. Portfolio holdings are subject to change at any time.

                                                 SEMI-ANNUAL REPORT JUNE 30 2004

                                                                     (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2004

                                             1 YEAR        3 YEARS     5 YEARS    10 YEARS
                                             ---------------------------------------------
CLASS A SHARES

        Without Sales Charge                 12.78%          1.05%       0.45%        8.45%
           With Sales Charge*                 6.28%         (0.92%)     (0.73%)       7.81%
                                             ---------------------------------------------
CLASS B SHARES

                Without CDSC                 12.07%          0.78%       0.29%        8.36%
                   With CDSC**                7.07%         (0.10%)     (0.02%)       8.36%
                                             ---------------------------------------------
CLASS C SHARES

                Without CDSC                 12.06%          0.77%       0.29%        8.36%
                   With CDSC***              11.06%          0.77%       0.29%        8.36%
                                             ---------------------------------------------
INSTITUTIONAL SHARES                         13.52%          1.49%       0.84%        8.81%
                                             ---------------------------------------------
SELECT SHARES                                13.20%          1.21%       0.55%        8.50%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the 10 year period.
*** Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (6/30/94 TO 6/30/04)

[CHART]

               JPMORGAN DIVERSIFIED           DIVERSIFIED         S&P 500     LIPPER BALANCED
            FUND (INSTITUTIONAL SHARES)        BENCHMARK           INDEX        FUNDS INDEX
   6/30/94           $ 3,000,000              $ 3,000,000      $  3,000,000     $ 3,000,000
   7/31/94           $ 3,072,600              $ 3,075,600      $  3,098,400     $ 3,067,800
   8/31/94           $ 3,144,806              $ 3,154,643      $  3,225,434     $ 3,144,495
   9/30/94           $ 3,089,143              $ 3,088,395      $  3,146,411     $ 3,087,894
  10/31/94           $ 3,123,124              $ 3,133,177      $  3,217,206     $ 3,097,467
  11/30/94           $ 3,049,106              $ 3,052,028      $  3,100,099     $ 3,025,296
  12/31/94           $ 3,082,951              $ 3,088,042      $  3,145,981     $ 3,054,338
   1/31/95           $ 3,129,812              $ 3,138,994      $  3,227,462     $ 3,092,212
   2/28/95           $ 3,217,446              $ 3,231,281      $  3,353,333     $ 3,182,196
   3/31/95           $ 3,289,517              $ 3,309,155      $  3,452,256     $ 3,238,520
   4/30/95           $ 3,364,518              $ 3,390,229      $  3,554,097     $ 3,299,405
   5/31/95           $ 3,473,865              $ 3,505,497      $  3,696,261     $ 3,404,986
   6/30/95           $ 3,520,762              $ 3,555,625      $  3,782,015     $ 3,465,254
   7/31/95           $ 3,605,260              $ 3,642,738      $  3,907,578     $ 3,538,371
   8/31/95           $ 3,620,763              $ 3,650,388      $  3,917,346     $ 3,565,970
   9/30/95           $ 3,714,541              $ 3,751,504      $  4,082,658     $ 3,651,197
  10/31/95           $ 3,711,198              $ 3,747,002      $  4,067,961     $ 3,642,069
  11/30/95           $ 3,834,038              $ 3,868,030      $  4,246,544     $ 3,755,337
  12/31/95           $ 3,910,336              $ 3,944,230      $  4,328,503     $ 3,814,296
   1/31/96           $ 3,988,933              $ 4,025,087      $  4,475,672     $ 3,883,335
   2/29/96           $ 4,006,086              $ 4,025,490      $  4,517,296     $ 3,885,276
   3/31/96           $ 4,026,517              $ 4,046,422      $  4,560,662     $ 3,900,040
   4/30/96           $ 4,053,897              $ 4,085,268      $  4,627,703     $ 3,925,781
   5/31/96           $ 4,091,598              $ 4,136,742      $  4,747,098     $ 3,965,824
   6/30/96           $ 4,115,739              $ 4,160,735      $  4,765,137     $ 3,978,911
   7/31/96           $ 4,016,549              $ 4,045,899      $  4,554,518     $ 3,876,653
   8/31/96           $ 4,057,518              $ 4,096,068      $  4,650,618     $ 3,937,904
   9/30/96           $ 4,203,183              $ 4,256,634      $  4,912,448     $ 4,084,000
  10/31/96           $ 4,285,145              $ 4,344,746      $  5,048,032     $ 4,170,581
  11/30/96           $ 4,495,546              $ 4,563,287      $  5,429,663     $ 4,364,930
  12/31/96           $ 4,445,196              $ 4,499,857      $  5,322,156     $ 4,312,551
   1/31/97           $ 4,556,326              $ 4,638,903      $  5,654,790     $ 4,445,809
   2/28/97           $ 4,582,297              $ 4,663,953      $  5,698,898     $ 4,462,258
   3/31/97           $ 4,467,281              $ 4,542,690      $  5,464,673     $ 4,332,406
   4/30/97           $ 4,600,853              $ 4,709,407      $  5,790,914     $ 4,462,812
   5/31/97           $ 4,812,492              $ 4,920,388      $  6,143,581     $ 4,645,787
   6/30/97           $ 4,968,417              $ 5,089,158      $  6,418,813     $ 4,799,563
   7/31/97           $ 5,228,265              $ 5,363,463      $  6,929,750     $ 5,073,138
   8/31/97           $ 5,046,321              $ 5,154,825      $  6,541,684     $ 4,912,319
   9/30/97           $ 5,221,429              $ 5,368,234      $  6,900,169     $ 5,108,321
  10/31/97           $ 5,118,567              $ 5,253,354      $  6,669,703     $ 5,015,349
  11/30/97           $ 5,221,450              $ 5,382,061      $  6,978,510     $ 5,107,632
  12/31/97           $ 5,285,151              $ 5,456,872      $  7,098,541     $ 5,188,332
   1/31/98           $ 5,362,843              $ 5,535,451      $  7,177,335     $ 5,225,170
   2/28/98           $ 5,575,748              $ 5,789,528      $  7,694,820     $ 5,432,609
   3/31/98           $ 5,735,214              $ 5,976,530      $  8,088,795     $ 5,598,847
   4/30/98           $ 5,793,140              $ 6,024,342      $  8,170,492     $ 5,638,039
   5/31/98           $ 5,776,919              $ 5,977,955      $  8,029,960     $ 5,581,094
   6/30/98           $ 5,884,370              $ 6,126,208      $  8,355,976     $ 5,683,786
   7/31/98           $ 5,855,537              $ 6,088,225      $  8,267,403     $ 5,617,286
   8/31/98           $ 5,344,934              $ 5,552,462      $  7,071,936     $ 5,133,076
   9/30/98           $ 5,523,989              $ 5,779,557      $  7,525,247     $ 5,354,825
  10/31/98           $ 5,795,217              $ 6,082,406      $  8,137,050     $ 5,555,095
  11/30/98           $ 6,045,570              $ 6,326,311      $  8,630,155     $ 5,758,412
  12/31/98           $ 6,268,652              $ 6,559,751      $  9,127,252     $ 5,970,897
   1/31/99           $ 6,377,100              $ 6,719,809      $  9,508,771     $ 6,066,432
   2/28/99           $ 6,183,236              $ 6,537,703      $  9,213,048     $ 5,920,837
   3/31/99           $ 6,368,114              $ 6,717,489      $  9,581,570     $ 6,067,082
   4/30/99           $ 6,612,650              $ 6,905,579      $  9,952,377     $ 6,266,082
   5/31/99           $ 6,477,091              $ 6,766,086      $  9,717,501     $ 6,169,585
   6/30/99           $ 6,695,369              $ 6,988,691      $ 10,256,822     $ 6,339,865
   7/31/99           $ 6,608,998              $ 6,880,366      $  9,936,809     $ 6,221,310
   8/31/99           $ 6,585,867              $ 6,855,597      $  9,887,125     $ 6,155,986
   9/30/99           $ 6,531,204              $ 6,793,211      $  9,616,218     $ 6,077,189
  10/31/99           $ 6,736,937              $ 7,049,994      $ 10,224,925     $ 6,253,428
  11/30/99           $ 6,869,655              $ 7,161,384      $ 10,432,491     $ 6,320,965
  12/31/99           $ 7,161,615              $ 7,457,865      $ 11,046,964     $ 6,508,065
 1/31/2000           $ 6,932,443              $ 7,204,298      $ 10,492,407     $ 6,344,713
 2/29/2000           $ 7,018,406              $ 7,217,986      $ 10,294,100     $ 6,329,486
 3/31/2000           $ 7,352,482              $ 7,631,577      $ 11,300,863     $ 6,702,292
 4/30/2000           $ 7,103,968              $ 7,449,945      $ 10,960,707     $ 6,579,640
 5/31/2000           $ 6,946,260              $ 7,336,706      $ 10,736,013     $ 6,517,792
 6/30/2000           $ 7,156,732              $ 7,532,596      $ 11,000,119     $ 6,622,076
 7/31/2000           $ 7,075,145              $ 7,456,517      $ 10,828,517     $ 6,604,197
 8/31/2000           $ 7,344,000              $ 7,758,506      $ 11,500,968     $ 6,898,744
 9/30/2000           $ 7,084,757              $ 7,519,544      $ 10,893,717     $ 6,753,870
10/31/2000           $ 7,055,710              $ 7,491,721      $ 10,847,963     $ 6,747,792
11/30/2000           $ 6,743,847              $ 7,176,320      $  9,993,144     $ 6,502,847
12/31/2000           $ 6,877,375              $ 7,286,118      $ 10,042,110     $ 6,664,768
 1/31/2001           $ 7,073,381              $ 7,473,371      $ 10,398,605     $ 6,806,061
 2/28/2001           $ 6,676,564              $ 7,071,303      $  9,450,252     $ 6,541,986
 3/31/2001           $ 6,400,154              $ 6,794,108      $  8,851,106     $ 6,330,680
 4/30/2001           $ 6,713,122              $ 7,120,905      $  9,538,837     $ 6,596,568
 5/31/2001           $ 6,768,841              $ 7,142,268      $  9,602,747     $ 6,655,278
 6/30/2001           $ 6,678,138              $ 7,037,991      $  9,369,401     $ 6,553,452
 7/31/2001           $ 6,648,087              $ 7,034,472      $  9,277,580     $ 6,548,865
 8/31/2001           $ 6,435,348              $ 6,807,962      $  8,696,804     $ 6,362,222
 9/30/2001           $ 6,040,861              $ 6,455,309      $  7,994,972     $ 6,056,199
10/31/2001           $ 6,187,654              $ 6,592,807      $  8,147,676     $ 6,157,338
11/30/2001           $ 6,455,579              $ 6,863,772      $  8,772,603     $ 6,402,400
12/31/2001           $ 6,496,895              $ 6,897,404      $  8,849,801     $ 6,448,497
 1/31/2002           $ 6,394,244              $ 6,824,981      $  8,720,594     $ 6,391,750
 2/28/2002           $ 6,337,975              $ 6,778,572      $  8,552,287     $ 6,348,286
 3/31/2002           $ 6,492,621              $ 6,924,989      $  8,873,853     $ 6,487,314
 4/30/2002           $ 6,317,321              $ 6,758,789      $  8,336,097     $ 6,331,618
 5/31/2002           $ 6,301,527              $ 6,752,706      $  8,274,410     $ 6,328,452
 6/30/2002           $ 6,002,205              $ 6,483,273      $  7,685,272     $ 6,058,227
 7/31/2002           $ 5,675,085              $ 6,153,923      $  7,085,821     $ 5,747,440
 8/31/2002           $ 5,737,510              $ 6,210,539      $  7,132,587     $ 5,806,639
 9/30/2002           $ 5,344,491              $ 5,814,307      $  6,357,275     $ 5,459,983
10/31/2002           $ 5,605,837              $ 6,107,929      $  6,916,715     $ 5,687,664
11/30/2002           $ 5,830,631              $ 6,338,809      $  7,324,110     $ 5,918,583
12/31/2002           $ 5,652,213              $ 6,159,420      $  6,894,185     $ 5,758,781
 1/31/2003           $ 5,541,995              $ 6,046,087      $  6,713,557     $ 5,672,400
 2/28/2003           $ 5,499,876              $ 6,009,811      $  6,612,854     $ 5,629,857
 3/31/2003           $ 5,511,426              $ 6,028,441      $  6,676,998     $ 5,652,939
 4/30/2003           $ 5,838,253              $ 6,381,708      $  7,227,183     $ 5,958,763
 5/31/2003           $ 6,102,142              $ 6,656,759      $  7,608,056     $ 6,222,140
 6/30/2003           $ 6,149,739              $ 6,716,670      $  7,705,439     $ 6,269,429
 7/31/2003           $ 6,117,760              $ 6,727,417      $  7,841,054     $ 6,283,848
 8/31/2003           $ 6,229,104              $ 6,837,074      $  7,993,955     $ 6,390,045
 9/30/2003           $ 6,274,576              $ 6,879,463      $  7,909,219     $ 6,398,352
10/31/2003           $ 6,508,618              $ 7,119,557      $  8,356,881     $ 6,609,498
11/30/2003           $ 6,582,816              $ 7,182,921      $  8,430,421     $ 6,668,323
12/31/2003           $ 6,850,737              $ 7,464,491      $  8,872,175     $ 6,907,048
 1/31/2004           $ 6,963,089              $ 7,577,205      $  9,034,536     $ 7,009,964
 2/29/2004           $ 7,059,179              $ 7,680,255      $  9,160,116     $ 7,105,299
 3/31/2004           $ 7,035,884              $ 7,647,230      $  9,021,799     $ 7,071,194
 4/30/2004           $ 6,858,580              $ 7,486,638      $  8,880,156     $ 6,922,699
 5/31/2004           $ 6,885,328              $ 7,534,553      $  9,001,814     $ 6,953,158
 6/30/2004           $ 6,978,248              $ 7,652,092      $  9,176,450     $ 7,061,628

SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 9/10/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Diversified Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan Diversified Fund, which are similar to the expenses of the Select Shares.

Returns for the Class A, B, and C Shares prior to 3/24/03 (offering date of the Class A, B, and C Shares) are calculated using the historical expenses of the Select Shares which are lower than the expenses of the Class A, B, and C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Diversified Fund, Diversified Benchmark. S&P 500 Index, and Lipper Balanced Funds Index from June 30, 1994 to June 30, 2004. The performance of the Fund assumes reinvestment of all dividend and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Diversified Benchmark comprises of 52% of the S&P 500 Index, 3% of the Russell 2000 Index, 35% of the Citigroup Broad Investment Grade Bond Index and 10% of the MSCI EAFE Index. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Balanced Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN DIVERSIFIED FUND

PORTFOLIO OF INVESTMENTS                  AS OF JUNE 30, 2004

(Amounts in thousands)

SHARES        ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 86.1%

              COMMON STOCKS -- 56.9%

              ADVERTISING -- 0.0% ^
        0^^   ADVO, Inc.                                                               $            10
        1     aQuantive, Inc.*                                                                       6
        0^^   Catalina Marketing Corp.*                                                              4
        1     R.H. Donnelley Corp.*                                                                 30
              ----------------------------------------------------------------------------------------
                                                                                                    50
              ----------------------------------------------------------------------------------------

              AEROSPACE -- 1.0%
        1     Aviall, Inc.*                                                                         23
        0^^   Curtiss-Wright Corp.                                                                  11
        1     Esterline Technologies Corp.*                                                         38
        1     HEICO Corp.                                                                           11
        1     Kaman Corp., Class A                                                                  11
       27     Lockheed Martin Corp.                                                              1,408
        1     Moog, Inc., Class A*                                                                  48
       17     Northrop Grumman Corp.                                                               891
        2     Orbital Sciences Corp.*                                                               26
        2     Triumph Group, Inc.*                                                                  77
       27     United Technologies Corp.                                                          2,447
              ----------------------------------------------------------------------------------------
                                                                                                 4,991
              ----------------------------------------------------------------------------------------

              AGRICULTURAL PRODUCTION/SERVICES -- 0.1%
        0^^   Japan Tobacco, Inc. (Japan) (f)                                                      272
        1     Standard Commercial Corp.                                                             11
              ----------------------------------------------------------------------------------------
                                                                                                   283
              ----------------------------------------------------------------------------------------

              AIRLINES -- 0.1%
        0^^   Atlantic Coast Airlines Holdings, Inc.* (l)                                            1
      309     Cathay Pacific Airways LTD (Hong Kong) (f)                                           586
        0^^   Continental Airlines, Inc., Class B*                                                   1
        3     Delta Air Lines, Inc.*                                                                21
        3     ExpressJet Holdings, Inc.*                                                            35
        2     Mesa Air Group, Inc.* (l)                                                             13
        0^^   Northwest Airlines Corp.*                                                              3
        2     SkyWest, Inc.                                                                         35
              ----------------------------------------------------------------------------------------
                                                                                                   695
              ----------------------------------------------------------------------------------------

              APPAREL -- 0.5%
        0^^   DHB Industries, Inc.*                                                                  5
       30     Jones Apparel Group, Inc.                                                          1,195
        1     Kellwood Co.                                                                          26
        1     Kenneth Cole Productions, Inc., Class A                                               24
       16     Nike, Inc., Class B                                                                1,241
        1     Quiksilver, Inc.*                                                        $            33
        3     Tommy Hilfiger Corp. (Hong Kong)*                                                     38
        1     Vans, Inc.*                                                                           12
              ----------------------------------------------------------------------------------------
                                                                                                 2,574
              ----------------------------------------------------------------------------------------

              APPLIANCES & HOUSEHOLD DURABLES -- 0.0% ^
        1     Furniture Brands International, Inc.                                                  20
        7     Jacuzzi Brands, Inc.*                                                                 58
              ----------------------------------------------------------------------------------------
                                                                                                    78
              ----------------------------------------------------------------------------------------

              AUTOMOTIVE -- 0.8%
        1     ArvinMeritor, Inc.                                                                    27
        0^^   Bandag, Inc.                                                                          18
        2     Collins & Aikman Corp.*                                                               10
       44     Ford Motor Co.                                                                       695
       13     General Motors Corp.                                                                 587
        1     Harley-Davidson, Inc.                                                                 56
       16     Johnson Controls, Inc.                                                               862
        7     Lear Corp. (l)                                                                       401
        1     Lithia Motors, Inc., Class A                                                          19
       14     Peugeot SA (France) (f)                                                              803
        0^^   Sonic Automotive, Inc.                                                                 9
       17     Suzuki Motor Corp. (Japan) (f)                                                       301
        1     Tenneco Automotive, Inc.*                                                             17
       38     TI Automotive LTD
              (United Kingdom), Class A* (f)                                                         0
        1     Tower Automotive, Inc.*                                                                4
        4     Visteon Corp.                                                                         46
        1     Wabash National Corp.*                                                                17
        0^^   Winnebago Industries, Inc.                                                             7
              ----------------------------------------------------------------------------------------
                                                                                                 3,879
              ----------------------------------------------------------------------------------------

              BANKING -- 4.0%
        0^^   ABC Bancorp                                                                            4
        1     Amcore Financial, Inc.                                                                18
        6     AmSouth Bancorp                                                                      148
        0^^   Bancfirst Corp.                                                                        6
       27     Bank of America Corp.                                                              2,301
        0^^   Bank of the Ozarks, Inc.                                                               7
        3     BankAtlantic Bancorp, Inc., Class A                                                   61
       22     Barclays PLC (United Kingdom) (f)                                                    188

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                 SEMI-ANNUAL REPORT JUNE 30 2004

SHARES        ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
              BANKING -- CONTINUED
       50     Bayerische Hypo-und Vereinsbank
              AG (Germany)* (f)                                                        $           905
       18     BNP Paribas (France) (f)                                                           1,107
        0^^   Capital Corp of the West                                                               4
        0^^   Capitol Bancorp LTD                                                                   10
        0^^   Center Financial Corp.                                                                 2
        1     Central Pacific Financial Corp.                                                       19
        0^^   Chemical Financial Corp.                                                              11
        0^^   City Holding Co.                                                                       6
        0^^   City National Corp.                                                                   21
        0^^   Columbia Banking Systems, Inc.                                                         9
        0^^   Commercial Capital Bancorp, Inc.*                                                      5
        3     Community Bank System, Inc.                                                           75
        0^^   Community Trust Bancorp, Inc.                                                          9
        1     Corus Bankshares, Inc.                                                                53
       50     DBS Group Holdings LTD (Singapore) (f)                                               419
        0^^   Dime Community Bancshares                                                              7
        3     Doral Financial Corp. (Puerto Rico) (l)                                               97
        1     First Bancorp (Puerto Rico)                                                           37
        3     First Horizon National Corp.                                                         150
        0^^   First Niagara Financial Group, Inc.                                                    5
        0^^   First Republic Bank                                                                    9
        1     First State Bancorporation                                                            45
        3     FirstMerit Corp.                                                                      90
        1     Flagstar Bancorp, Inc.                                                                24
        0^^   Glacier Bancorp, Inc.                                                                 11
        1     Gold Banc Corp., Inc.                                                                 16
        1     Greater Bay Bancorp                                                                   17
        6     GreenPoint Financial Corp.                                                           250
       85     HSBC Holdings PLC (United Kingdom) (f)                                             1,273
        1     Hudson River Bancorp                                                                  10
        0^^   Humboldt Bancorp                                                                       6
        0^^   IBERIABANK Corp.                                                                      24
        1     Independent Bank Corp.                                                                23
        0^^   International Bancshares Corp.                                                         2
        2     Irwin Financial Corp.                                                                 48
       22     KeyCorp                                                                              643
        5     Kookmin Bank (South Korea), ADR                                                      171
        0^^   Macatawa Bank Corp.                                                                    3
        0^^   MB Financial, Inc.                                                                    15
        0^^   Mercantile Bank Corp.                                                                 15
        0^^   Nara Bancorp, Inc.                                                                     7
        2     NetBank, Inc.                                                            $            17
       18     North Fork Bancorporation, Inc.                                                      666
        1     Oriental Financial Group, Inc.
              (Puerto Rico)                                                                         16
        0^^   Peoples Bancorp, Inc.                                                                  5
        1     PrivateBancorp, Inc.                                                                  38
        2     Provident Bancorp, Inc.                                                               19
        3     R&G Financial Corp. (Puerto Rico), Class B (l)                                        95
        1     Republic Bancorp, Inc.                                                                13
        0^^   Republic Bancorp, Inc., Class A                                                        2
       59     Royal Bank of Scotland Group PLC
              (United Kingdom) (f)                                                               1,708
        1     Santander BanCorp (Puerto Rico)                                                       20
        0^^   Second Bancorp, Inc.                                                                   3
        0^^   Simmons First National Corp., Class A                                                  5
        0^^   Southwest Bancorp, Inc.                                                                2
        0^^   State Financial Services Corp., Class A                                                3
        0^^   Sterling Bancorp                                                                       8
        2     Sterling Bancshares, Inc.                                                             28
        1     Sterling Financial Corp.*                                                             18
        0^^   Summit Bancshares, Inc.                                                                3
        0^^   Sun Bancorp, Inc.*                                                                     6
        5     SunTrust Banks, Inc.                                                                 344
        0^^   Taylor Capital Group, Inc.                                                             2
       84     The Bank of New York Co., Inc.                                                     2,485
        0^^   TriCo Bancshares                                                                       4
        7     UBS AG (Switzerland) (f)                                                             478
        3     W Holding Co., Inc. (Puerto Rico)                                                     48
       29     Wachovia Corp.                                                                     1,282
       51     Wells Fargo & Co.                                                                  2,919
        1     West Coast Bancorp (l)                                                                26
        1     Westamerica Bancorporation                                                            47
        0^^   Western Sierra Bancorp*                                                                3
        0^^   Wintrust Financial Corp.                                                              15
              ----------------------------------------------------------------------------------------
                                                                                                18,714
              ----------------------------------------------------------------------------------------

              BIOTECHNOLOGY -- 0.7%
        1     Abgenix, Inc.*                                                                         6
        1     Aksys LTD*                                                                             4
        0^^   Albany Molecular Research, Inc.*                                                       3
        0^^   Alexion Pharmaceuticals, Inc.*                                                         6
       39     Amgen, Inc.*                                                                       2,109

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES        ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

          BIOTECHNOLOGY -- CONTINUED
        1     Applera Corp. - Celera Genomics Group*                                   $             7
        2     Ariad Pharmaceuticals, Inc.*                                                          13
        0^^   Bio-Rad Laboratories, Inc., Class A*                                                   6
        5     Biogen Idec, Inc.*                                                                   316
        1     Cell Genesys, Inc.*                                                                    6
        2     Cytogen Corp.*                                                                        30
        2     Cytokinetics, Inc.* (l)                                                               24
        0^^   Diversa Corp.*                                                                         4
        4     Encysive Pharmaceuticals, Inc.*                                                       33
        1     Enzon Pharmaceuticals, Inc.*                                                           8
        0^^   Exelixis, Inc.*                                                                        2
       13     Genelabs Technologies* (l)                                                            30
        7     Gilead Sciences, Inc.*                                                               438
        9     Human Genome Sciences, Inc.*                                                         109
        4     Incyte Genomics, Inc.* (l)                                                            29
        1     Integra LifeSciences Holdings Corp.*                                                  18
        1     Maxygen, Inc.*                                                                         8
       10     Medimmune, Inc.*                                                                     233
        1     Regeneration Technologies, Inc.*                                                      14
        2     Seattle Genetics, Inc.*                                                               11
        1     Telik, Inc.*                                                                          32
        1     Transkaryotic Therapies, Inc.*                                                         7
              ----------------------------------------------------------------------------------------
                                                                                                 3,506
              ----------------------------------------------------------------------------------------

              BROADCASTING/CABLE -- 0.0% ^
        3     Charter Communications, Inc., Class A*                                                10
        5     EchoStar Communications Corp., Class A*                                              151
        2     Mediacom Communications Corp., Class A*                                               16
        1     Saga Communications, Inc., Class A*                                                   13
        0^^   Sinclair Broadcast Group, Inc., Class A                                                3
              ----------------------------------------------------------------------------------------
                                                                                                   193
              ----------------------------------------------------------------------------------------

              BUSINESS SERVICES -- 0.7%
       16     Accenture LTD (Bermuda), Class A*                                                    436
       11     Adecco SA (Switzerland)* (f)                                                         554
        0^^   Banta Corp.                                                                            9
       14     Computer Sciences Corp.*                                                             636
        1     CSG Systems International, Inc.*                                                      12
        1     Digital River, Inc.* (l)                                                              16
        1     Dollar Thrifty Automotive Group, Inc.* (l)                                            27
       26     First Data Corp.                                                                   1,174
        2     Gartner, Inc., Class A* (l)                                                           26
        0^^   Gevity HR, Inc.                                                          $             3
        1     Harris Interactive, Inc.*                                                              4
        1     Labor Ready, Inc.*                                                                    19
        1     Metris Companies, Inc.*                                                                7
        1     Navigant Consulting Co.*                                                              26
        0^^   Parexel International Corp.*                                                           4
        1     PDI, Inc.*                                                                            15
        1     Pre-Paid Legal Services, Inc.* (l)                                                    14
        1     Quanta Services, Inc.*                                                                 3
        3     Spherion Corp.*                                                                       26
       11     SunGard Data Systems, Inc.*                                                          289
        2     TeleTech Holdings, Inc.*                                                              17
        1     Tyler Technologies, Inc.*                                                              5
        0^^   Valassis Communications, Inc.*                                                         3
              ----------------------------------------------------------------------------------------
                                                                                                 3,325
              ----------------------------------------------------------------------------------------

              CHEMICALS -- 1.1%
        1     Aceto Corp.                                                                           21
       10     Air Products & Chemicals, Inc.                                                       514
        6     Akzo Nobel NV (The Netherlands) (f)                                                  214
        1     Albemarle Corp.                                                                       19
        4     Bayer AG (Germany) (f)                                                               118
        1     Cabot Microelectronics Corp.*                                                         18
        3     Ciba Specialty Chemicals AG (Switzerland)* (f)                                       203
        1     Cytec Industries, Inc.                                                                23
        3     Eastman Chemical Co.                                                                 129
        1     FMC Corp.*                                                                            26
        2     Georgia Gulf Corp.                                                                    54
        1     HB Fuller Co.                                                                         14
        1     Hercules, Inc.*                                                                       17
        2     IMC Global, Inc.                                                                      24
       41     Mitsui Chemicals, Inc. (Japan) (f)                                                   206
        1     NewMarket Corp.*                                                                      11
        1     Octel Corp. (United Kingdom)                                                          13
        0^^   OM Group, Inc.*                                                                       10
       44     Praxair, Inc.                                                                      1,748
        0^^   Quaker Chemical Corp.                                                                  3
       31     Reliance Industries LTD (India), GDR, #                                              627
        3     Rohm & Haas Co.                                                                      112
       30     The Dow Chemical Co.                                                               1,221
        1     W.R. Grace & Co.*                                                                      7
              ----------------------------------------------------------------------------------------
                                                                                                 5,352
              ----------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES        ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              COMPUTER NETWORKS -- 0.9%
        1     Anixter International, Inc.                                              $            48
        1     Black Box Corp.                                                                       28
        4     Brocade Communications Systems, Inc.*                                                 22
      162     Cisco Systems, Inc.*                                                               3,834
        1     Factset Research Systems, Inc. (l)                                                    28
       20     Juniper Networks, Inc.*                                                              484
        1     SafeNet, Inc.*                                                                        17
              ----------------------------------------------------------------------------------------
                                                                                                 4,461
              ----------------------------------------------------------------------------------------

              COMPUTER SOFTWARE -- 2.5%
        1     Ascential Software Corp.*                                                             10
        0^^   Aspen Technology, Inc.*                                                                3
        1     Atari, Inc.*                                                                           2
        1     CACI International, Inc., Class A*                                                    25
        0^^   Cerner Corp.*                                                                         18
        2     Ciber, Inc.*                                                                          15
        2     Computer Programs & Systems, Inc.                                                     31
        0^^   Datastream Systems, Inc.*                                                              1
        1     Dendrite International, Inc.*                                                         13
        0^^   DSP Group, Inc.*                                                                      11
        1     E.piphany, Inc.*                                                                       5
        0^^   Echelon Corp.*                                                                         4
        4     Electronic Arts, Inc.*                                                               213
        1     EPIQ Systems, Inc.*                                                                    7
        0^^   FileNet Corp.*                                                                         9
        1     Hyperion Solutions Corp.*                                                             35
        1     Informatica Corp.*                                                                     5
        4     Infosys Technologies LTD (India), ADR                                                404
        1     Intergraph Corp.*                                                                     21
        1     JDA Software Group, Inc.*                                                              8
        0^^   Kronos, Inc.*                                                                          8
        1     Lexar Media, Inc.* (l)                                                                 5
        1     Magma Design Automation, Inc.*                                                        12
        1     Manhattan Associates, Inc.*                                                           15
        1     ManTech International Corp., Class A*                                                 26
        0^^   Manugistics Group, Inc.*                                                               1
        0^^   MAPICS, Inc.*                                                                          4
        1     Mentor Graphics Corp.*                                                                19
       23     Mercury Interactive Corp.*                                                         1,151
      185     Microsoft Corp.                                                                    5,273
        0^^   MicroStrategy, Inc., Class A*                                                          4
        1     MRO Software, Inc.*                                                                   10
      244     Oracle Corp.*                                                            $         2,909
        0^^   PalmSource, Inc.*                                                                      3
        0^^   Pegasystems, Inc.* (l)                                                                 3
        1     Per-Se Technologies, Inc.*                                                            19
        1     Perot Systems Corp., Class A*                                                         12
        1     Progress Software Corp.*                                                              31
        0^^   Quality Systems, Inc.*                                                                 5
        0^^   Quest Software, Inc.*                                                                  4
        1     Retek, Inc.*                                                                           4
        3     Secure Computing Corp.*                                                               39
        0^^   SPSS, Inc.*                                                                            2
        0^^   SRA International, Inc., Class A*                                                      8
        0^^   Stratasys, Inc.*                                                                       2
       22     Take-Two Interactive Software, Inc.* (l)                                             680
        0^^   TALX Corp. (l)                                                                         5
        1     Transaction Systems Architects, Inc., Class A*                                        15
       26     VERITAS Software Corp.*                                                              715
        0^^   webMethods, Inc.*                                                                      3
        1     Wind River Systems, Inc.*                                                             15
              ----------------------------------------------------------------------------------------
                                                                                                11,842
              ----------------------------------------------------------------------------------------

              COMPUTERS/COMPUTER HARDWARE -- 1.8%
        1     Advanced Digital Information Corp.*                                                    6
        1     Agilysys, Inc.                                                                        19
        2     Cray, Inc.*                                                                           15
       71     Dell, Inc.*                                                                        2,532
        0^^   Dot Hill Systems Corp.*                                                                4
        0^^   Electronics for Imaging, Inc.*                                                         7
      135     Fujitsu LTD (Japan) (f)                                                              961
        1     Gateway, Inc.*                                                                         6
       74     Hewlett-Packard Co.                                                                1,553
       13     Hon Hai Precision Industry Co. (Taiwan), GDR                                         100
        1     Hutchinson Technology, Inc.*                                                          34
        0^^   Imagistics International, Inc.*                                                       14
        1     Imation Corp.                                                                         34
       23     International Business Machines Corp.                                              2,048
        1     Komag, Inc.* (l)                                                                      14
        6     Lexmark International, Inc., Class A*                                                550
        8     NCR Corp.*                                                                           412
        1     PalmOne, Inc.* (l)                                                                    21
        1     RadiSys Corp.*                                                                         9
        3     Silicon Graphics, Inc.* (l)                                                            7

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES        ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              COMPUTERS/COMPUTER HARDWARE -- CONTINUED
        1     Sykes Enterprises, Inc.*                                                 $             9
                                                                                                 8,355
              ----------------------------------------------------------------------------------------

              CONSTRUCTION -- 0.4%
       41     ABB LTD (Switzerland)* (f)                                                           224
        6     Apogee Enterprises, Inc.                                                              63
        0^^   Beazer Homes USA, Inc. (l)                                                            10
       11     Centex Corp.                                                                         516
        5     Champion Enterprises, Inc.*                                                           50
        0^^   Dycom Industries, Inc.*                                                                8
        4     KB Home                                                                              268
        5     Lennar Corp., Class A                                                                224
        1     Levitt Corp., Class A*                                                                21
        0^^   Meritage Corp.*                                                                       21
        3     Technip SA (France) (f)                                                              380
        1     WCI Communities, Inc.* (l)                                                            13
              ----------------------------------------------------------------------------------------
                                                                                                 1,798
              ----------------------------------------------------------------------------------------

              CONSTRUCTION MATERIALS -- 0.2%
        0^^   Ameron International Corp.                                                            10
        0^^   Eagle Materials, Inc.                                                                 28
        1     ElkCorp                                                                               21
       23     Masco Corp.                                                                          731
        1     NCI Building Systems, Inc.*                                                           20
        0^^   Texas Industries, Inc.                                                                12
        3     Universal Forest Products, Inc.                                                       81
        1     USG Corp.*                                                                            12
              ----------------------------------------------------------------------------------------
                                                                                                   915
              ----------------------------------------------------------------------------------------

              CONSUMER PRODUCTS -- 2.3%
       54     Altria Group, Inc.                                                                 2,695
        0^^   American Greetings Corp., Class A*                                                     5
       11     British American Tobacco PLC
              (United Kingdom) (f)                                                                 177
        4     Colgate-Palmolive Co.                                                                245
        0^^   CSS Industries, Inc.                                                                   4
        0^^   Elizabeth Arden, Inc.*                                                                 8
       12     Imperial Tobacco Group PLC
              (United Kingdom) (f)                                                                 260
        2     Kimberly-Clark Corp.                                                                  99
       80     Procter & Gamble Co.                                                               4,372
       36     Reckitt Benckiser PLC (United Kingdom) (f)                                         1,014
        2     Revlon, Inc., Class A*                                                   $             5
        0^^   Stanley Furniture Company, Inc.                                                       13
       50     The Gillette Co.                                                                   2,105
        0^^   Toro Co.                                                                              14
        1     Universal Corp.                                                                       51
              ----------------------------------------------------------------------------------------
                                                                                                11,067
              ----------------------------------------------------------------------------------------

              CONSUMER SERVICES -- 0.0% ^
        1     Alderwoods Group, Inc. (Canada)*                                                       7
        1     Arbitron, Inc.*                                                                       18
        2     Exult, Inc.*                                                                           9
        0^^   MemberWorks, Inc.*                                                                     3
        3     Rent-Way, Inc.*                                                                       26
        1     SOURCECORP, Inc.*                                                                     14
        1     Startek, Inc.                                                                         18
        3     Stewart Enterprises, Inc., Class A*                                                   21
        1     The GEO Group, Inc.*                                                                  12
              ----------------------------------------------------------------------------------------
                                                                                                   128
              ----------------------------------------------------------------------------------------

              DISTRIBUTION -- 0.1%
        0^^   Building Material Holding Corp.                                                        6
      115     Itochu Corp. (Japan)* (f)                                                            519
        1     WESCO International, Inc.*                                                             9
              ----------------------------------------------------------------------------------------
                                                                                                   534
              ----------------------------------------------------------------------------------------

              DIVERSIFIED -- 2.6%
      245     General Electric Co.                                                               7,948
      115     Tyco International LTD (Bermuda)                                                   3,819
      276     Wharf Holdings LTD (Hong Kong) (f)                                                   794
              ----------------------------------------------------------------------------------------
                                                                                                12,561
              ----------------------------------------------------------------------------------------

              ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.6%
        0^^   Analogic Corp.                                                                        13
        0^^   BEI Technologies, Inc.                                                                 3
        0^^   Bel Fuse, Inc., Class B                                                               13
        1     Benchmark Electronics, Inc.*                                                          23
        1     Checkpoint Systems, Inc.*                                                             13
        1     CTS Corp.                                                                             11
        1     Encore Wire Corp.*                                                                    19
        1     Integrated Electrical Services, Inc.*                                                  4
        1     Itron, Inc.*                                                                          14

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES        ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              ELECTRONICS/ELECTRICAL EQUIPMENT -- CONTINUED
        9     Koninklijke Philips Electronics NV
              (The Netherlands) (f)                                                    $           247
        5     Kyocera Corp. (Japan) (f)                                                            403
        0^^   MTS Systems Corp.                                                                      9
        0^^   Planar Systems, Inc.* (l)                                                              5
        1     Power-One, Inc.*                                                                       9
        1     Rayovac Corp.*                                                                        37
        0^^   ROFIN-SINAR Technologies, Inc.*                                                       10
        2     Rohm Co., LTD (Japan) (f)                                                            229
        1     Samsung Electronics Co., LTD
              (South Korea) (f)                                                                    370
        2     Samsung SDI Co., LTD (South Korea) (f)                                               180
       15     Sony Corp. (Japan) (f)                                                               582
        1     Stoneridge, Inc.*                                                                     15
        1     Sypris Solutions, Inc.                                                                15
       27     Thomson SA (France) (f)                                                              535
       53     Toshiba Corp. (Japan) (f)                                                            215
        1     Trimble Navigation LTD*                                                               36
        2     TTM Technologies, Inc.*                                                               18
        0^^   Valence Technology, Inc.*                                                              1
        1     Watts Water Technologies, Inc., Class A                                               16
        0^^   Zygo Corp.*                                                                            2
              ----------------------------------------------------------------------------------------
                                                                                                 3,047
              ----------------------------------------------------------------------------------------

              ENGINEERING SERVICES -- 0.0% ^
        1     McDermott International, Inc.*                                                        12
        0^^   URS Corp.*                                                                             8
        1     Washington Group International, Inc.*                                                 29
              ----------------------------------------------------------------------------------------
                                                                                                    49
              ----------------------------------------------------------------------------------------

              ENTERTAINMENT/LEISURE -- 0.4%
        1     AMC Entertainment, Inc.*                                                              20
        1     Ameristar Casinos, Inc.                                                               20
        1     Arctic Cat, Inc.                                                                      14
        1     Argosy Gaming Co.*                                                                    19
        0^^   Aztar Corp.*                                                                           8
        1     Callaway Golf Co.                                                                     10
        1     Carmike Cinemas, Inc.*                                                                32
       19     Carnival Corp.                                                                       878
        4     International Game Technology                                                        147
        1     Isle of Capri Casinos, Inc.*                                                          10
        1     K2, Inc.*                                                                             11
        1     Macrovision Corp.*                                                       $            13
        1     Multimedia Games, Inc.*                                                               21
        1     Navigant International, Inc.* (l)                                                     16
        1     Penn National Gaming, Inc.*                                                           23
       42     Rank Group PLC (United Kingdom) (f)                                                  232
        2     Scientific Games Corp., Class A*                                                      42
        1     Thor Industries, Inc.                                                                 40
       19     TUI AG (Germany) (f)                                                                 366
              ----------------------------------------------------------------------------------------
                                                                                                 1,922
              ----------------------------------------------------------------------------------------

              ENVIRONMENTAL SERVICES -- 0.0% ^
        1     Duratek, Inc.*                                                                         9
        0^^   Tetra Tech, Inc.*                                                                      5
        0^^   Waste Connections, Inc.*                                                               9
              ----------------------------------------------------------------------------------------
                                                                                                    23
              ----------------------------------------------------------------------------------------

              FINANCIAL SERVICES -- 4.9%
        1     Accredited Home Lenders Holding Co.*                                                  18
        1     Affiliated Managers Group, Inc.* (l)                                                  26
        6     Aiful Corp. (Japan) (f)                                                              631
       30     CIT Group, Inc.                                                                    1,142
      167     Citigroup, Inc.                                                                    7,771
        0^^   Coinstar, Inc.* (l)                                                                    7
        1     CompuCredit Corp.*                                                                    14
       18     Countrywide Financial Corp.                                                        1,298
      125     Daiwa Securities Group, Inc. (Japan) (f)                                             907
        3     E*TRADE Group, Inc.*                                                                  32
        0^^   eSpeed, Inc., Class A*                                                                 2
        0^^   Euronet Worldwide, Inc.*                                                               5
       10     Fannie Mae                                                                           692
       41     Freddie Mac                                                                        2,589
        9     Goldman Sachs Group, Inc.                                                            847
        0^^   ITLA Capital Corp.*                                                                    8
        3     Knight Trading Group, Inc., Class A*                                                  25
       10     Legg Mason, Inc.                                                                     918
       19     Man Group PLC (United Kingdom) (f)                                                   494
       11     MBNA Corp.                                                                           286
       70     Morgan Stanley                                                                     3,701
        1     New Century Financial Corp.                                                           42
        3     Safeguard Scientifics, Inc.*                                                           7
      124     The Charles Schwab Corp.                                                           1,190
       12     Washington Mutual, Inc.                                                              444

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES        ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              FINANCIAL SERVICES -- CONTINUED
        1     World Acceptance Corp.*                                                  $            15
        1     WSFS Financial Corp.                                                                  24
              ----------------------------------------------------------------------------------------
                                                                                                23,135
              ----------------------------------------------------------------------------------------

              FOOD/BEVERAGE PRODUCTS -- 1.7%
       27     Anheuser-Busch Companies, Inc.                                                     1,469
       41     Asahi Breweries LTD (Japan) (f)                                                      457
        2     Chiquita Brands International, Inc.*                                                  50
        1     Corn Products International, Inc.                                                     28
        1     Flowers Foods, Inc.                                                                   13
        0^^   J & J Snack Foods Corp.*                                                               8
        3     Kellogg Co.                                                                          117
       12     Koninklijke Wessanen NV
              (The Netherlands) (f)                                                                166
       27     PepsiCo, Inc.                                                                      1,460
       19     SABMiller PLC (United Kingdom) (f)                                                   252
        1     Sanderson Farms, Inc. (l)                                                             27
        5     Sysco Corp.                                                                          169
       73     The Coca-Cola Co.                                                                  3,698
       38     Unilever PLC (United Kingdom) (f)                                                    371
              ----------------------------------------------------------------------------------------
                                                                                                 8,285
              ----------------------------------------------------------------------------------------

              HEALTH CARE/HEALTH CARE SERVICES -- 1.8%
       10     Aetna, Inc.                                                                          816
        1     Align Technology, Inc.*                                                               13
        0^^   Animas Corp.*                                                                          6
       18     Anthem, Inc.* (l)                                                                  1,652
        1     Apria Healthcare Group, Inc.*                                                         23
        0^^   Arrow International, Inc.                                                             12
        7     Becton, Dickinson & Co.                                                              357
        1     Beverly Enterprises, Inc.*                                                             8
        0^^   Biosite, Inc.*                                                                        18
       31     Boston Scientific Corp.*                                                           1,340
        3     Cardinal Health, Inc.                                                                175
        1     Centene Corp.*                                                                        23
        1     CONMED Corp.*                                                                         36
        1     CTI Molecular Imaging, Inc.*                                                           7
        1     Diagnostic Products Corp.                                                             22
        4     Encore Medical Corp.*                                                                 24
        0^^   Epix Medical, Inc.* (l)                                                                4
        0^^   Genesis HealthCare Corp.*                                                             12
        2     Gentiva Health Services*                                                              26
       35     Guidant Corp.                                                            $         1,950
       18     HCA, Inc.                                                                            744
        0^^   Immucor, Inc.* (l)                                                                     3
        2     Inveresk Research Group, Inc.*                                                        52
        0^^   Inverness Medical Innovations, Inc.* (l)                                               7
        2     Kindred Healthcare, Inc.*                                                             58
        1     Kyphon, Inc.* (l)                                                                     41
        2     Mariner Health Care, Inc.*                                                            65
        1     Mentor Corp.                                                                          21
        0^^   Merit Medical Systems, Inc.*                                                           5
        0^^   Ocular Sciences, Inc.*                                                                11
        6     Orthovita, Inc.*                                                                      30
        1     Owens & Minor, Inc.                                                                   34
        2     Palatin Technologies, Inc.*                                                            8
        1     Pediatrix Medical Group, Inc.*                                                        52
        0^^   Possis Medical, Inc.*                                                                  7
        1     Province Healthcare Co.*                                                              15
        2     PSS World Medical, Inc.*                                                              22
        1     Sierra Health Services, Inc.*                                                         22
        1     Sola International, Inc.*                                                             17
        2     Steris Corp.*                                                                         41
        0^^   SurModics, Inc.*                                                                       7
        1     Symbion, Inc.*                                                                        10
        4     Synthes, Inc. (Switzerland) (f)                                                      454
        0^^   TECHNE Corp.*                                                                         13
        1     United Surgical Partners International, Inc.*                                         28
        1     US Oncology, Inc.*                                                                     9
        1     VISX, Inc.*                                                                           32
        4     WellPoint Health Networks, Inc.*                                                     437
              ----------------------------------------------------------------------------------------
                                                                                                 8,769
              ----------------------------------------------------------------------------------------

              HOTELS/OTHER LODGING -- 0.3%
        8     Accor SA (France) (f)                                                                328
       24     Hilton Hotels Corp.                                                                  455
        1     La Quinta Corp.*                                                                       9
       11     Starwood Hotels & Resorts Worldwide, Inc.                                            480
              ----------------------------------------------------------------------------------------
                                                                                                 1,272
              ----------------------------------------------------------------------------------------

              INDUSTRIAL COMPONENTS -- 0.2%
        0^^   Hexcel Corp.*                                                                          5
        2     Lennox International, Inc.                                                            42
       23     SKF AB, Ser. B (Sweden) (f)                                                          850

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES        ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              INDUSTRIAL COMPONENTS -- CONTINUED
        1     SPX Corp. (l)                                                            $            42
              ----------------------------------------------------------------------------------------
                                                                                                   939
              ----------------------------------------------------------------------------------------

              INSURANCE -- 2.9%
       34     AMBAC Financial Group, Inc.                                                        2,524
       20     American International Group, Inc.                                                 1,404
        0^^   AmerUs Group Co. (l)                                                                   4
        1     Argonaut Group, Inc.*                                                                 12
        3     Assurant, Inc.                                                                        79
        2     Delphi Financial Group, Inc., Class A                                                107
        1     Direct General Corp.                                                                  43
       14     Genworth Financial, Inc., Class A*                                                   330
       15     Hartford Financial Services Group, Inc.                                            1,059
       41     ING Groep NV (The Netherlands) (f)                                                   963
        1     LandAmerica Financial Group, Inc.                                                     31
       12     MBIA, Inc.                                                                           703
        0^^   NYMAGIC, Inc.                                                                          5
        4     PMA Capital Corp., Class A                                                            34
        1     Protective Life Corp.                                                                 39
       89     Prudential PLC (United Kingdom) (f)                                                  771
       17     RenaissanceRe Holdings LTD (Bermuda)                                                 939
        1     Selective Insurance Group                                                             20
        1     Stewart Information Services Corp.                                                    27
       28     The Allstate Corp.                                                                 1,294
       12     The St. Paul Travelers Companies, Inc.                                               495
        5     Torchmark Corp.                                                                      269
        0^^   United Fire & Casualty Co.                                                             6
        0^^   Vesta Insurance Group, Inc.                                                            2
       27     Willis Group Holdings LTD (United Kingdom)                                         1,011
        4     XL Capital LTD (Bermuda), Class A                                                    324
        1     Zenith National Insurance Corp.                                                       24
        7     Zurich Financial Services AG
              (Switzerland)* (f)                                                                 1,163
              ----------------------------------------------------------------------------------------
                                                                                                13,682
              ----------------------------------------------------------------------------------------

              INTERNET SERVICES/SOFTWARE -- 0.3%
        3     Ariba, Inc.*                                                                           7
        1     AsiaInfo Holdings, Inc. (China)*                                                       5
        0^^   Blue Coat Systems, Inc.*                                                               3
        5     CMGI, Inc.*                                                                           11
        2     CNET Networks, Inc.*                                                                  22
        0^^   Digital Insight Corp.*                                                                 6
        2     Digitas, Inc.*                                                           $            19
        2     DoubleClick, Inc.*                                                                    14
        4     EarthLink, Inc.*                                                                      42
       11     eBay, Inc.*                                                                          992
        0^^   Equinix, Inc.*                                                                        10
        3     Homestore, Inc.*                                                                      11
        0^^   Infospace, Inc.*                                                                       8
        1     Internet Security Systems, Inc.*                                                      11
        0^^   Interwoven, Inc.*                                                                      1
        1     j2 Global Communications, Inc.*                                                       14
        1     Lionbridge Technologies, Inc.*                                                         5
        3     LookSmart LTD*                                                                         6
        2     Mindspeed Technologies, Inc.*                                                          7
        0^^   Netegrity, Inc.*                                                                       3
        1     Openwave Systems, Inc.* (l)                                                            8
        0^^   PC-Tel, Inc.*                                                                          2
        0^^   Portal Software, Inc.*                                                                 1
        1     ProQuest Co.*                                                                         14
        2     SupportSoft, Inc.*                                                                    17
        1     United Online, Inc.*                                                                  21
        1     Valueclick, Inc.*                                                                     13
        1     WebEx Communications, Inc.*                                                           15
        1     Websense, Inc.*                                                                       22
              ----------------------------------------------------------------------------------------
                                                                                                 1,310
              ----------------------------------------------------------------------------------------

              LEASING -- 0.0% ^
        1     GATX Corp.                                                                            35
        0^^   Interpool, Inc.                                                                        5
              ----------------------------------------------------------------------------------------
                                                                                                    40
              ----------------------------------------------------------------------------------------

              MACHINERY & ENGINEERING EQUIPMENT -- 0.5%
        3     Applied Industrial Technologies, Inc.                                                 99
        1     Astec Industries, Inc.*                                                               14
       15     Atlas Copco AB (Sweden), Class A (f)                                                 551
        1     Cascade Corp.                                                                         20
        3     Caterpillar, Inc.                                                                    262
        3     Deere & Co.                                                                          175
        1     Flowserve Corp.*                                                                      20
      169     Kubota Corp. (Japan) (f)                                                             904
        6     Milacron, Inc.* (l)                                                                   22
        0^^   NACCO Industries, Inc., Class A                                                       19
        0^^   Sauer-Danfoss, Inc.                                                                    3

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES        ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              MACHINERY & ENGINEERING EQUIPMENT -- CONTINUED
        0^^   Tecumseh Products Co., Class A                                           $            16
        0^^   Thomas Industries, Inc.                                                               13
        1     UNOVA, Inc.*                                                                          16
        1     York International Corp.                                                              33
              ----------------------------------------------------------------------------------------
                                                                                                 2,167
              ----------------------------------------------------------------------------------------

              MANUFACTURING -- 0.6%
        2     3M Co.                                                                               153
        1     Albany International Corp., Class A                                                   17
        1     Armor Holdings, Inc.* (l)                                                             17
        2     Barnes Group, Inc.                                                                    46
       38     BBA Group PLC (United Kingdom) (f)                                                   191
       16     Cooper Industries LTD, Class A                                                       975
        0^^   Cyberoptics Corp.*                                                                     8
        6     Eaton Corp.                                                                          388
        0^^   ESCO Technologies, Inc.*                                                              21
        1     Fleetwood Enterprises, Inc.*                                                          13
        1     Griffon Corp.*                                                                        27
        7     ITT Industries, Inc.                                                                 577
        1     JLG Industries, Inc.                                                                  13
        1     Joy Global, Inc.                                                                      27
        1     Lincoln Electric Holdings, Inc.                                                       31
        0^^   NN, Inc.                                                                               5
        0^^   Penn Engineering & Manufacturing Corp.                                                 2
        1     Quanex Corp.                                                                          58
        5     Walter Industries, Inc.                                                               62
              ----------------------------------------------------------------------------------------
                                                                                                 2,631
              ----------------------------------------------------------------------------------------

              METALS/MINING -- 0.3%
       39     Alcoa, Inc.                                                                        1,272
        3     Commercial Metals Co.                                                                 89
        0^^   Mueller Industries, Inc.                                                              14
        0^^   Valmont Industries, Inc.                                                               9
              ----------------------------------------------------------------------------------------
                                                                                                 1,384
              ----------------------------------------------------------------------------------------

              MULTI-MEDIA -- 1.9%
        0^^   Digital Generation Systems, Inc.*                                                      0^^
        1     Emmis Communications Corp., Class A*                                                  13
       43     Fox Entertainment Group, Inc., Class A*                                            1,143
       19     Gannett Co., Inc.                                                                  1,604
        1     Gray Television, Inc.                                                                  9
        2     Insight Communications Co., Inc.*                                                     14
        1     Journal Register Co.*                                                    $            11
        2     Lodgenet Entertainment Corp.*                                                         35
        7     Societe Television Francaise 1 (France) (f)                                          228
       11     The E.W. Scripps Co., Class A                                                      1,189
       33     The Walt Disney Co.                                                                  849
       19     Time Warner, Inc.*                                                                   339
        4     Tribune Co.                                                                          168
      100     Viacom, Inc., Class B                                                              3,558
        1     World Wrestling Entertainment, Inc.                                                   13
              ----------------------------------------------------------------------------------------
                                                                                                 9,173
              ----------------------------------------------------------------------------------------

              OFFICE/BUSINESS EQUIPMENT -- 0.2%
        6     Canon, Inc. (Japan) (f)                                                              320
        0^^   General Binding Corp.*                                                                 3
        1     Global Imaging Systems, Inc.*                                                         48
       16     Ricoh Co., LTD (Japan) (f)                                                           342
        1     United Stationers, Inc.*                                                              20
              ----------------------------------------------------------------------------------------
                                                                                                   733
              ----------------------------------------------------------------------------------------

              OIL & GAS -- 3.7%
       14     Anadarko Petroleum Corp.                                                             798
       22     Baker Hughes, Inc.                                                                   836
        0^^   Black Hills Corp.                                                                     13
       64     BP PLC (United Kingdom) (f)                                                          569
       15     ChevronTexaco Corp.                                                                1,413
        1     Cimarex Energy Co.*                                                                   18
        0^^   Comstock Resources, Inc.*                                                              8
       31     ConocoPhillips                                                                     2,364
       19     Cooper Cameron Corp.*                                                                947
        3     Denbury Resources, Inc.*                                                              58
       14     Devon Energy Corp.                                                                   920
       18     ENI-Ente Nazionale Idrocarburi SPA
              (Italy) (f)                                                                          366
      105     Exxon Mobil Corp.                                                                  4,647
        1     Gulf Island Fabrication, Inc.                                                         19
        1     Hanover Compressor Co.*                                                                8
        1     Headwaters, Inc.*                                                                     13
        1     Helmerich & Payne, Inc.                                                               18
        2     Houston Exploration Co.*                                                             119
        0^^   Hydril Co.*                                                                           13
        3     Key Energy Services, Inc.*                                                            30
        1     Lone Star Technologies, Inc.*                                                         19

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES        ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              OIL & GAS -- CONTINUED
        0^^   Magnum Hunter Resources, Inc.* (l)                                       $             2
        1     Oceaneering International, Inc.*                                                      38
        1     Oil States International, Inc.*                                                        8
        7     Petroleo Brasileiro SA (Brazil), ADR                                                 174
       13     Pride International, Inc.* (l)                                                       228
       37     Rowan Companies, Inc.*                                                               895
        2     Southern Union Co.*                                                                   42
        1     Southwest Gas Corp.                                                                   24
        3     Southwestern Energy Co.*                                                              86
        1     Stone Energy Corp.*                                                                   28
        1     Tesoro Petroleum Corp.*                                                               33
        8     Total SA (France) (f)                                                              1,463
       18     Unocal Corp.                                                                         695
        4     Valero Energy Corp.                                                                  325
        1     Veritas DGC, Inc.*                                                                    16
        2     Vintage Petroleum, Inc.                                                               25
        0^^   World Fuel Services Corp.                                                             14
              ----------------------------------------------------------------------------------------
                                                                                                17,292
              ----------------------------------------------------------------------------------------

              PACKAGING -- 0.1%
        0^^   Chesapeake Corp.                                                                      11
        5     Crown Holdings, Inc.*                                                                 51
        2     Silgan Holdings, Inc.                                                                 79
        8     Smurfit-Stone Container Corp.*                                                       165
              ----------------------------------------------------------------------------------------
                                                                                                   306
              ----------------------------------------------------------------------------------------

              PAPER/FOREST PRODUCTS -- 0.0% ^
        0^^   Georgia-Pacific Corp.                                                                 15
        0^^   Schweitzer-Mauduit International, Inc.                                                12
        1     Wausau-Mosinee Paper Corp.                                                            17
              ----------------------------------------------------------------------------------------
                                                                                                    44
              ----------------------------------------------------------------------------------------

              PHARMACEUTICALS -- 4.4%
        1     Able Laboratories, Inc.*                                                              24
        2     Adolor Corp.*                                                                         26
        1     Alkermes, Inc.*                                                                       10
        0^^   Antigenics, Inc.* (l)                                                                  2
       18     AstraZeneca PLC (United Kingdom) (f)                                                 791
        1     AtheroGenics, Inc.*                                                                   24
       17     AVANIR Pharmaceuticals, Class A*                                                      29
        0^^   Bradley Pharmaceuticals, Inc.*                                                         8
        1     Connetics Corp.*                                                                      12
        1     Corixa Corp.*                                                            $             2
        2     Cubist Pharmaceuticals, Inc.*                                                         25
        5     Cypress Bioscience, Inc.*                                                             73
        1     Dendreon Corp.* (l)                                                                   13
        2     Discovery Laboratories, Inc.*                                                         23
       37     Eli Lilly & Co.                                                                    2,577
       34     Forest Laboratories, Inc.*                                                         1,901
       11     Fujisawa Pharmaceutical Co., LTD
              (Japan) (f)                                                                          259
       77     Johnson & Johnson                                                                  4,264
        1     Kos Pharmaceuticals, Inc.*                                                            20
        1     Ligand Pharmaceuticals, Inc., Class B*                                                14
        0^^   Medicines Co.*                                                                        11
       19     Medicis Pharmaceutical Corp., Class A (l)                                            755
       14     Merck & Co., Inc.                                                                    665
        0^^   NeighborCare, Inc.*                                                                    3
        0^^   NPS Pharmaceuticals, Inc.*                                                             4
        1     Onyx Pharmaceuticals, Inc.* (l)                                                       21
        1     Par Pharmaceutical Companies, Inc.*                                                   18
      149     Pfizer, Inc.                                                                       5,097
        0^^   PolyMedica Corp.                                                                       9
        1     Rigel Pharmaceuticals, Inc.*                                                           8
        8     Roche Holding AG (Switzerland) (f)                                                   806
        9     Schering AG (Germany) (f)                                                            549
       16     Sepracor, Inc.* (l)                                                                  820
        0^^   Tanox, Inc.*                                                                           4
        1     United Therapeutics Corp.*                                                            25
        1     Vertex Pharmaceuticals, Inc.*                                                         15
        8     Watson Pharmaceuticals, Inc.*                                                        218
       34     Wyeth                                                                              1,220
              ----------------------------------------------------------------------------------------
                                                                                                20,345
              ----------------------------------------------------------------------------------------

              PIPELINES -- 0.0% ^
       14     Dynegy, Inc., Class A* (l)                                                            61

              PRINTING & PUBLISHING -- 0.0% ^
        2     Bowne & Co., Inc.                                                                     27
        1     John H. Harland Co.                                                                   18
              ----------------------------------------------------------------------------------------
                                                                                                    45
              ----------------------------------------------------------------------------------------

              REAL ESTATE -- 0.1%
       31     City Developments LTD (Singapore) (f)                                                 98


SEE NOTES TO FINANCIAL STATEMENTS.

SHARES        ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              REAL ESTATE -- CONTINUED
      107     Henderson Land Development Co., LTD
              (Hong Kong) (f)                                                          $           463
        0^^   LNR Property Corp.                                                                    11
              ----------------------------------------------------------------------------------------
                                                                                                   572
              ----------------------------------------------------------------------------------------

              REAL ESTATE INVESTMENT TRUST -- 0.3%
        0^^   Alexandria Real Estate Equities, Inc.                                                  9
        2     American Financial Realty Trust                                                       23
        3     American Home Mortgage Investment Corp.                                               72
        3     Anthracite Capital, Inc.                                                              40
        1     Bedford Property Investors, Inc.                                                      35
        1     Capital Automotive Real Estate
              Investment Trust                                                                      25
        7     CarrAmerica Realty Corp.                                                             221
        1     Entertainment Properties Trust                                                        25
        4     Equity Inns, Inc.                                                                     41
        1     Gables Residential Trust                                                              24
        2     Glenborough Realty Trust, Inc.                                                        31
        3     Government Properties Trust, Inc.                                                     36
        1     Highwoods Properties, Inc.                                                            19
        1     IMPAC Mortgage Holdings, Inc.                                                         14
        2     InnKeepers USA Trust                                                                  19
        0^^   LaSalle Hotel Properties                                                              10
        2     Lexington Corporate Properties Trust                                                  32
        2     LTC Properties, Inc.                                                                  28
        1     MACK-CALI Realty Corp.                                                                41
        2     Meristar Hospitality Corp.*                                                           16
        2     MFA Mortgage Investments, Inc.                                                        13
        2     Mid-America Apartment Communities, Inc.                                               72
        0^^   National Health Investors, Inc.                                                        8
        1     NovaStar Financial, Inc. (l)                                                          46
        0^^   Parkway Properties, Inc.                                                              13
        2     Pennsylvania Real Estate Investment Trust                                             51
       10     ProLogis                                                                             319
        1     RAIT Investment Trust                                                                 32
        1     Saul Centers, Inc.                                                                    35
        0^^   Tanger Factory Outlet Centers, Inc.                                                   16
        3     The Rouse Co.                                                                        124
              ----------------------------------------------------------------------------------------
                                                                                                 1,490
              ----------------------------------------------------------------------------------------

              RESTAURANTS/FOOD SERVICES -- 0.5%
        1     CBRL Group, Inc.                                                                      40
        0^^   CEC Entertainment, Inc.*                                                               6
        1     CKE Restaurants, Inc.*                                                   $             8
        0^^   Jack in the Box, Inc.*                                                                 3
        3     Landry's Restaurants, Inc.                                                            85
       61     McDonald's Corp.                                                                   1,583
        0^^   Rare Hospitality International, Inc.*                                                 10
        2     Ryan's Restaurant Group, Inc.*                                                        32
        1     Wendy's International, Inc.                                                           42
       20     Yum! Brands, Inc.                                                                    751
              ----------------------------------------------------------------------------------------
                                                                                                 2,560
              ----------------------------------------------------------------------------------------

              RETAILING -- 3.3%
        0^^   1-800-FLOWERS.COM, Inc., Class A*                                                      3
        3     Aaron Rents, Inc.                                                                    103
       16     Abercrombie & Fitch Co., Class A                                                     605
        2     Aeropostale, Inc.*                                                                    57
        2     Asbury Automotive Group, Inc.*                                                        26
        7     Bed Bath & Beyond, Inc.*                                                             261
        1     Brookstone, Inc.*                                                                     28
        0^^   Brown Shoe Co., Inc.                                                                  12
        3     Cash America International, Inc.                                                      71
        0^^   Charlotte Russe Holding, Inc.*                                                         9
        5     Charming Shoppes, Inc.*                                                               46
       32     Compagnie Financiere Richemont AG
              (Switzerland), Class A (f)                                                           850
        7     CVS Corp.                                                                            298
        0^^   Electronics Boutique Holdings Corp.*                                                   5
        2     Family Dollar Stores, Inc.                                                            58
       17     Federated Department Stores, Inc.                                                    842
        1     Genesco, Inc.*                                                                        14
        1     Goody's Family Clothing, Inc.                                                         12
        0^^   Group 1 Automotive, Inc.*                                                              7
        2     Hollywood Entertainment Corp.*                                                        29
       73     Home Depot, Inc.                                                                   2,578
        1     Hot Topic, Inc.*                                                                      12
        1     Insight Enterprises, Inc.*                                                            11
        6     Ito-Yokado Co., LTD (Japan) (f)                                                      259
        0^^   Jo-Ann Stores, Inc.*                                                                   3
       27     Kohl's Corp.*                                                                      1,145
        0^^   Linens `N Things, Inc.*                                                                3
       22     Lowe's Companies, Inc.                                                             1,130
        1     MarineMax, Inc.*                                                                      17
        0^^   Movado Group, Inc.                                                                     3

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES        ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              RETAILING -- CONTINUED
        0^^   Movie Gallery, Inc.                                                      $             4
        0^^   Nash-Finch Co.                                                                         5
        0^^   Party City Corp.*                                                                      1
        1     Pathmark Stores, Inc.*                                                                 5
       10     Ross Stores, Inc. (l)                                                                268
        1     ShopKo Stores, Inc.*                                                                  16
        2     Stein Mart, Inc.*                                                                     27
       31     Target Corp.                                                                       1,306
      154     Tesco PLC (United Kingdom) (f)                                                       746
        1     The Children's Place Retail Stores, Inc.*                                             14
       16     The Gap, Inc.                                                                        376
        1     The J. Jill Group, Inc.*                                                              33
        1     The Pantry, Inc.*                                                                     22
        0^^   The Sports Authority, Inc.*                                                            7
        1     The TJX Companies, Inc.                                                               22
        0^^   Trans World Entertainment Corp.*                                                       4
        0^^   United Auto Group, Inc.                                                               12
       79     Wal-Mart Stores, Inc.                                                              4,151
        3     Winn-Dixie Stores, Inc. (l)                                                           19
        1     Zale Corp.*                                                                           16
              ----------------------------------------------------------------------------------------
                                                                                                15,551
              ----------------------------------------------------------------------------------------

              SEMI-CONDUCTORS -- 1.8%
        0^^   Actel Corp.*                                                                           7
       69     Altera Corp.*                                                                      1,526
       24     Analog Devices, Inc.                                                               1,116
        0^^   Artisan Components, Inc.*                                                              5
        0^^   Asyst Technologies, Inc.*                                                              4
        0^^   ATMI, Inc.*                                                                            8
        2     Axcelis Technologies, Inc.*                                                           27
        1     Brooks Automation, Inc.*                                                              16
        1     ChipPAC, Inc., Class A*                                                                3
        1     Cirrus Logic, Inc.*                                                                    7
        2     Credence Systems Corp.* (l)                                                           24
        1     Cymer, Inc.*                                                                          22
        0^^   Diodes, Inc.*                                                                          9
        1     ESS Technology, Inc.*                                                                 10
        0^^   Exar Corp.*                                                                            6
        0^^   Genesis Microchip, Inc.* (l)                                                           4
        2     Integrated Silicon Solutions, Inc.*                                                   18
      104     Intel Corp.                                                                        2,862
       22     Intersil Corp., Class A                                                              479
        1     IXYS Corp.*                                                              $             4
        0^^   Kopin Corp.*                                                                           2
        2     Kulicke & Soffa Industries, Inc.*                                                     19
        1     Lattice Semiconductor Corp.*                                                           6
        6     Linear Technology Corp.                                                              249
        1     LTX Corp.*                                                                             9
        1     Mattson Technology, Inc.*                                                             12
        1     Microsemi Corp.*                                                                      14
        0^^   MKS Instruments, Inc.*                                                                 7
        1     Mykrolis Corp.*                                                                       14
       30     Novellus Systems, Inc.*                                                              927
        1     Omnivision Technologies, Inc.*                                                        10
        5     ON Semiconductor Corp.*                                                               24
        1     Photronics, Inc.*                                                                     21
        1     Pixelworks, Inc.*                                                                     17
        0^^   Power Integrations, Inc.*                                                              7
        1     Semitool, Inc.*                                                                        8
        1     Silicon Image, Inc.*                                                                  16
        2     Silicon Storage Technology, Inc.*                                                     23
        0^^   Siliconix, Inc.*                                                                       5
        1     Skyworks Solutions, Inc.*                                                             12
        0^^   Supertex, Inc.*                                                                        3
        2     Transmeta Corp.*                                                                       4
        0^^   Ultratech, Inc.*                                                                       2
      132     United Microelectronics Corp. (Taiwan), ADR*                                         571
        0^^   Varian Semiconductor Equipment
              Associates, Inc.                                                                      15
        3     Vitesse Semiconductor Corp.*                                                          16
        0^^   White Electronic Designs Corp.*                                                        1
        0^^   Xicor, Inc.*                                                                           5
       17     Xilinx, Inc.                                                                         556
        1     Zoran Corp.*                                                                           9
              ----------------------------------------------------------------------------------------
                                                                                                 8,741
              ----------------------------------------------------------------------------------------

              SHIPPING/TRANSPORTATION -- 0.5%
        3     Canadian National Railway Co. (Canada)                                               139
       11     CSX Corp.                                                                            357
        1     FedEx Corp.                                                                           65
       26     Norfolk Southern Corp.                                                               687
        1     Swift Transportation Co., Inc.*                                                       11
       17     United Parcel Service, Inc., Class B                                               1,313
              ----------------------------------------------------------------------------------------
                                                                                                 2,572
              ----------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES        ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              STEEL -- 0.5%
        5     Acerinox SA (Spain) (f)                                                  $           277
        0^^   Gibraltar Steel Corp.                                                                 10
       10     JFE Holdings, Inc. (Japan) (f)                                                       254
       21     POSCO (South Korea), ADR                                                             697
        1     Reliance Steel & Aluminum Co.                                                         21
        0^^   Schnitzer Steel Industries, Inc., Class A                                             11
        1     Steel Dynamics, Inc.*                                                                 37
       37     United States Steel Corp. (l)                                                      1,311
              ----------------------------------------------------------------------------------------
                                                                                                 2,618
              ----------------------------------------------------------------------------------------

              TELECOMMUNICATIONS -- 2.7%
        1     Aeroflex, Inc.*                                                                       14
        0^^   Aether Systems, Inc.*                                                                  0^^
        3     Alamosa Holdings, Inc.* (l)                                                           22
        2     Arris Group, Inc.*                                                                    10
        1     Aspect Communications*                                                                20
        9     BellSouth Corp.                                                                      225
        1     Boston Communications Group*                                                           6
        1     Centennial Communications Corp.*                                                       9
        6     Cincinnati Bell, Inc.*                                                                25
        0^^   Commonwealth Telephone Enterprises, Inc.*                                              9
        0^^   Computer Network Technology Corp.*                                                     1
        1     CT Communications, Inc.                                                               17
        1     Extreme Networks, Inc.*                                                                7
        3     Finisar Corp.* (l)                                                                     5
        1     Hypercom Corp.*                                                                        4
        0^^   Interdigital Communications Corp.*                                                     4
        1     Intrado, Inc.*                                                                         8
      123     Koninklijke KPN NV (The Netherlands) (f)                                             942
        2     MasTec, Inc.*                                                                          9
        2     MRV Communications, Inc.*                                                              5
       35     Nextel Communications, Inc., Class A*                                                920
        0^^   Nippon Telegraph & Telephone Corp.
              (Japan) (f)                                                                          707
       23     Nokia OYJ (Finland) (f)                                                              338
        2     Primus Telecommunications GP*                                                          9
        7     PTEK Holdings, Inc.*                                                                  83
       19     Qwest Communications International, Inc.*                                             69
        0^^   Raindance Communications, Inc.*                                                        0^^
       73     SBC Communications, Inc.                                                           1,772
      353     Singapore Telecommunications LTD
              (Singapore) (f)                                                                      462
       59     Sprint Corp. - FON Group (l)                                             $         1,041
        2     Symmetricom, Inc.*                                                                    18
        1     Talk America Holdings, Inc.* (l)                                                       4
        1     Tekelec*                                                                              14
       17     Telekom Austria AG (Austria) (f)                                                     266
        9     Telekomunikasi Indonesia TBK PT (Indonesia)                                          144
       51     Tellabs, Inc.*                                                                       448
        1     Time Warner Telecom, Inc., Class A*                                                    5
       95     Verizon Communications, Inc.                                                       3,447
      718     Vodafone Group PLC (United Kingdom) (f)                                            1,579
        1     Westell Technologies, Inc., Class A*                                                   6
              ----------------------------------------------------------------------------------------
                                                                                                12,674
              ----------------------------------------------------------------------------------------

              TELECOMMUNICATIONS EQUIPMENT -- 0.6%
        0^^   Audiovox Corp., Class A* (l)                                                           5
        1     C-COR.net Corp.*                                                                      10
        0^^   Comtech Telecommunications*                                                            5
       54     Corning, Inc.*                                                                       710
        6     Corvis Corp.* (l)                                                                      9
        0^^   Ditech Communications Corp.*                                                           9
        1     Inter-Tel, Inc.                                                                       30
       42     Motorola, Inc.                                                                       765
       16     QUALCOMM, Inc.                                                                     1,131
        1     Remec, Inc.*                                                                           4
        3     RF Micro Devices, Inc.* (l)                                                           22
        2     Sonus Networks, Inc.*                                                                 11
        1     Spirent PLC (United Kingdom)* (f)                                                      1
        1     Terayon Communications Systems, Inc.*                                                  1
              ----------------------------------------------------------------------------------------
                                                                                                 2,713
              ----------------------------------------------------------------------------------------

              TEXTILES-- 0.0% ^
        0^^   Angelica Corp.                                                                        10
        1     UniFirst Corp.                                                                        17
              ----------------------------------------------------------------------------------------
                                                                                                    27
              ----------------------------------------------------------------------------------------

              TIRE & RUBBER-- 0.0% ^
        2     Cooper Tire & Rubber Co.                                                              51

              TOYS & GAMES -- 0.3%
        1     Action Performance Companies, Inc.                                                     8
       47     Hasbro, Inc.                                                                         898
        5     Nintendo Co., LTD (Japan) (f)                                                        571

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES        ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              TOYS & GAMES -- CONTINUED
        2     RC2 Corp.*                                                               $            64
        1     Steinway Musical Instruments, Inc.*                                                   18
              ----------------------------------------------------------------------------------------
                                                                                                 1,559
              ----------------------------------------------------------------------------------------

              TRANSPORTATION -- 0.0% ^
        1     Genesee & Wyoming, Inc., Class A*                                                     31
        1     Offshore Logistics, Inc.*                                                             14
        0^^   Old Dominion Freight Line*                                                             9
        1     Overseas Shipholding Group, Inc.                                                      35
        1     RailAmerica, Inc.*                                                                    19
        2     SCS Transportation, Inc.*                                                             44
        0^^   The Greenbrier Companies, Inc.*                                                        8
        0^^   US Xpress Enterprises, Inc.*                                                           5
        1     Werner Enterprises, Inc.                                                              28
              ----------------------------------------------------------------------------------------
                                                                                                   193
              ----------------------------------------------------------------------------------------

              UTILITIES -- 1.6%
        1     Aquila, Inc.*                                                                          4
        1     Atmos Energy Corp.                                                                    24
        1     Avista Corp.                                                                          17
       60     Centrica PLC (United Kingdom) (f)                                                    246
        3     CMS Energy Corp.*                                                                     30
        1     Consolidated Edison, Inc.                                                             44
       14     Dominion Resources, Inc.                                                             889
        2     Edison International                                                                  61
        1     El Paso Electric Co.*                                                                 14
        7     Entergy Corp.                                                                        392
       15     FPL Group, Inc.                                                                      940
       20     Iberdrola SA (Spain) (f)                                                             429
        0^^   MGE Energy, Inc.                                                                       3
        1     New Jersey Resources Corp.                                                            58
       14     PG&E Corp.*                                                                          400
       32     Pinnacle West Capital Corp.                                                        1,289
        2     PNM Resources, Inc.                                                                   35
       19     PPL Corp.                                                                            858
        3     SCANA Corp. (l)                                                                       98
       48     Scottish Power PLC (United Kingdom) (f)                                              346
        3     Sierra Pacific Resources* (l)                                                         22
        0^^   South Jersey Industries, Inc.                                                         13
        3     TXU Corp.                                                                            126
        0^^   UIL Holdings Corp.                                                                     5
        1     UniSource Energy Corp.                                                                30
       22     Veolia Environnement (France) (f)                                        $           635
       40     XCEL Energy, Inc.                                                                    667
              ----------------------------------------------------------------------------------------
                                                                                                 7,675
              ----------------------------------------------------------------------------------------

              WHOLESALING -- 0.1%
        4     W.W. Grainger, Inc.                                                                  242
              ----------------------------------------------------------------------------------------
              Total Common Stocks                                                              271,193
              (Cost $204,155)
              ----------------------------------------------------------------------------------------

              PREFERRED STOCKS -- 0.1%
              MULTI-MEDIA -- 0.1%
       85     News Corp., LTD (Australia) (f)                                                      699
              (Cost $475)
              ----------------------------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
------------------------------------------------------------------------------------------------------
              U.S. TREASURY SECURITIES -- 3.3%
              U.S. Treasury Notes & Bonds,
$     500     6.00%, 08/15/04 @                                                                    503
      410     3.88%, 05/15/09 +                                                                    411
    5,010     4.00%, 06/15/09 +                                                                  5,053
      370     4.25%, 11/15/13 +                                                                    360
    4,015     4.75%, 05/15/14 +                                                                  4,057
        5     7.88%, 02/15/21 +                                                                      6
    3,000     6.88%, 08/15/25 +                                                                  3,568
      600     6.13%, 11/15/27 +                                                                    657
      595     6.13%, 08/15/29 +                                                                    655
      305     5.38%, 02/15/31 +                                                                    308
              ----------------------------------------------------------------------------------------
              Total U.S. Treasury Securities                                                    15,578
              (Cost $15,793)
              ----------------------------------------------------------------------------------------

              U.S. GOVERNMENT AGENCY SECURITIES -- 0.4%
      295     Federal Home Loan Bank, 1.63%,
              06/15/05 +                                                                           293
      250     Federal Home Loan Mortgage Corp.,
              6.25%, 07/15/32                                                                      263
    1,250     Federal National Mortgage Association,
              7.13%, 01/15/30                                                                    1,457
              ----------------------------------------------------------------------------------------
              Total U.S. Government Agency Securities                                            2,013
              (Cost $1,903)
              ----------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)         ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              FOREIGN GOVERNMENT SECURITIES -- 0.8%
              Federal Republic of Brazil (Brazil),
$      80     14.50%, 10/15/09                                                         $            93
       90     10.00%, 08/07/11                                                                      86
       82     8.00%, 04/15/14                                                                       75
       75     12.75%, 01/15/20                                                                      80
      423     Republic of Colombia (Colombia),
              9.75%, 04/09/11                                                                      468
      310     Republic of Peru (Peru), 8.38%, 05/03/16                                             286
              Russian Federation (Russia),
      370     8.75%, 07/24/05, Regulation S                                                        389
      345     10.00%, 06/26/07, Regulation S                                                       387
      705     5.00%, 03/31/30, Regulation S, SUB                                                   644
      175     Ukraine Government (Ukraine),
              6.88%, 03/04/11, #                                                                   165
              United Mexican States (Mexico),
      290     8.38%, 01/14/11                                                                      327
      100     7.50%, 01/14/12                                                                      108
       60     6.38%, 01/16/13, MTN                                                                  60
      175     5.88%, 01/15/14, Ser. A, MTN                                                         168
      350     8.30%, 08/15/31, MTN                                                                 366
              ----------------------------------------------------------------------------------------
              Total Foreign Government Securities                                                3,702
              (Cost $3,786)
              ----------------------------------------------------------------------------------------

              STATE AND MUNICIPAL OBLIGATIONS -- 0.3%
      260     California State Department of Transportation,
              Federal Highway, Ser. A, Rev., GAB, FGIC,
              5.00%, 02/01/14                                                                      281
       25     Chicago Board of Education, Ser. A, GO, MBIA,
              5.00%, 12/01/14                                                                       27
       55     Chicago Board of Education, Ser. A, GO, MBIA,
              5.00%, 12/01/15                                                                       58
      100     Chicago Board of Education, Ser. A, GO, MBIA,
              5.00%, 12/01/16                                                                      106
       70     Chicago Board of Education, Ser. A, GO, MBIA,
              5.00%, 12/01/17                                                                       73
       65     Chicago Board of Education, Ser. A, GO, MBIA,
              5.00%, 12/01/18                                                                       69
       85     Colorado Department of Transportation,
              Ser. A, Rev., RAN, FGIC, 5.00%, 12/15/16                                              90
       25     Colorado Department of Transportation,
              Ser. B, Rev., RAN, FGIC, 5.00%, 12/15/14                                              27
$     160     Colorado Department of Transportation,
              Ser. B, Rev., RAN, FGIC, 5.00%, 12/15/15                                 $           171
       55     New Jersey State, Various Purposes, GO,
              AMBAC, 5.00%, 04/01/14                                                                59
       55     New Jersey State, Various Purposes, GO,
              AMBAC, 5.00%, 04/01/15                                                                59
       60     New Jersey State, Various Purposes, GO,
              AMBAC, 5.00%, 04/01/16                                                                64
       60     New Jersey State, Various Purposes, GO,
              AMBAC, 5.00%, 04/01/17                                                                64
       20     Ohio State, Common Schools, Ser. A, GO,
              5.00%, 06/15/14                                                                       22
       25     Ohio State, Common Schools, Ser. A, GO,
              5.00%, 06/15/16                                                                       26
       60     South Carolina State Public Service Authority,
              Ser. A, Rev., AMBAC, 5.00%, 01/01/18                                                  63
       40     South Carolina State Public Service Authority,
              Ser. A, Rev., AMBAC, 5.00%, 01/01/19                                                  41
       10     South Carolina State Public Service Authority,
              Ser. A, Rev., FSA, 5.00%, 01/01/14                                                    11
       15     South Carolina State Public Service Authority,
              Ser. A, Rev., FSA, 5.00%, 01/01/15                                                    16
       25     South Carolina State Public Service Authority,
              Ser. A, Rev., FSA, 5.00%, 01/01/16                                                    26
       45     South Carolina State Public Service Authority,
              Ser. A, Rev., FSA, 5.00%, 01/01/17                                                    47
              ----------------------------------------------------------------------------------------
              Total State and Municipal Obligations                                              1,400
              (Cost $1,455)
              ----------------------------------------------------------------------------------------

              CORPORATE NOTES & BONDS -- 9.8%
              AEROSPACE -- 0.0% ^
      105     Bombardier, Inc. (Canada), 6.30%, 05/01/14, #                                         89
              ----------------------------------------------------------------------------------------

              AUTOMOTIVE -- 0.7%
      195     DaimlerChrysler NA Holding Corp.,
              7.20%, 09/01/09                                                                      212
              Ford Motor Credit Co.,
    1,065     7.88%, 06/15/10                                                                    1,160
      785     7.00%, 10/01/13                                                                      792
      475     General Motors Acceptance Corp.,
              7.25%, 03/02/11                                                                      499

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)         ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              AUTOMOTIVE -- CONTINUED
              General Motors Corp.,
$     200     8.25%, 07/15/23                                                          $           209
      500     8.38%, 07/15/33                                                                      529
       85     TRW Automotive, Inc., 9.38%, 02/15/13                                                 96
              ----------------------------------------------------------------------------------------
                                                                                                 3,497
              ----------------------------------------------------------------------------------------

              BANKING -- 2.2%
      565     ABN-Amro North American Holding Preferred
              Capital Repackage Trust I, 6.52% to 11/12;
              thereafter FRN, 12/29/49, #                                                          596
      650     ANZ Capital Trust I, 5.36%, 12/15/53, #                                              623
      250     Cadets Trust, 4.80%, 07/15/13, Ser. 2003-1, #                                        234
      410     Danske Bank AS (Denmark), 5.91% to 06/14;
              thereafter FRN, 12/31/49, #                                                          412
      125     Den Norske Bank ASA (Norway), 7.73%
              to 06/11; thereafter FRN, 12/31/49, #                                                142
      430     HBOS PLC (United Kingdom), 5.38% to
              11/13; thereafter FRN, 12/31/49, #                                                   414
      375     Independence Community Bank Corp.,
              3.75% to 04/09; thereafter FRN, 04/01/14                                             357
      205     Industrial Bank Of Korea (South Korea),
              4.00% to 05/09; thereafter FRN, 05/19/14, #                                          192
      280     KBC Bank Fund Trust III, 9.86% to 11/09;
              thereafter FRN, 11/29/49, #                                                          342
      430     Korea First Bank (South Korea), 7.27% to
              03/14; thereafter FRN, 03/03/34, #                                                   413
      280     Mizuho Finance Group LTD (Cayman Islands),
              5.79%, 04/15/14, #                                                                   275
      340     Nordea Bank AB (Sweden), 8.95% to
              11/09; thereafter FRN, 12/31/49, #                                                   403
      445     Northern Rock PLC (United Kingdom),
              5.60%, 12/31/49, MTN, #                                                              432
      405     Popular North America, Inc., 4.70%,
              06/30/09                                                                             405
      270     Rabobank Capital Funding II, 5.26%,
              12/31/49, #                                                                          261
      670     RBS Capital Trust I, 4.71% to 07/13;
              thereafter FRN, 12/31/49                                                             619
              Royal Bank of Scotland Group PLC
              (United Kingdom),
       85     7.65% to 09/31; thereafter FRN, 12/31/49                                              95
      685     7.82%, 12/31/49, Ser. 3                                                              730
$     425     Skandinaviska Enskilda Banken AB
              (Sweden), 4.96% to 03/14; thereafter
              FRN, 12/31/49, #                                                         $           397
      210     Standard Chartered Bank (United Kingdom),
              8.00%, 05/30/31, #                                                                   248
      500     SunTrust Bank, 2.50%, 11/01/06                                                       490
      230     Swedbank (Sweden), 9.00% to 03/10;
              thereafter FRN, 12/31/49, #                                                          274
      545     U.S. Bank N.A., 2.85%, 11/15/06                                                      544
      465     Westpac Capital Trust III, 5.82% to
              09/13; thereafter FRN, 12/31/49, #                                                   462
      320     Westpac Capital Trust IV, 5.26%, 12/31/49, #                                         295
      560     Woori Bank (South Korea), 5.75% to
              03/09; thereafter FRN, 03/13/14, #                                                   553
              ----------------------------------------------------------------------------------------
                                                                                                10,208
              ----------------------------------------------------------------------------------------

              BROADCASTING/CABLE -- 0.0% ^
       80     Echostar DBS Corp., 6.38%, 10/01/11                                                   79
       75     Mediacom LLC/Mediacom Capital Corp.,
              9.50%, 01/15/13                                                                       72
              ----------------------------------------------------------------------------------------
                                                                                                   151
              ----------------------------------------------------------------------------------------

              BUSINESS SERVICES -- 0.0% ^
      205     Cendant Corp., 7.13%, 03/15/15                                                       225
              ----------------------------------------------------------------------------------------

              CHEMICALS -- 0.2%
       75     Huntsman International LLC, 9.88%, 03/01/09                                           81
      325     ICI Wilmington, Inc., 5.63%, 12/01/13                                                318
      115     Lyondell Chemical Co., 10.88%, 05/01/09                                              120
      330     Nova Chemicals Corp. (Canada),
              6.50%, 01/15/12                                                                      325
      115     PolyOne Corp., 10.63%, 05/15/10                                                      122
       80     The Dow Chemical Co., 7.38%, 11/01/29                                                 87
              ----------------------------------------------------------------------------------------
                                                                                                 1,053
              ----------------------------------------------------------------------------------------

              COMPUTER SOFTWARE -- 0.0% ^
       95     Unisys Corp., 6.88%, 03/15/10                                                         98
              ----------------------------------------------------------------------------------------

              COMPUTERS/COMPUTER HARDWARE -- 0.0% ^
      120     Electronic Data Systems Corp., 6.00%,
              08/01/13, Ser. B                                                                     115
              ----------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)         ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              CONSTRUCTION -- 0.2%
$     245     Centex Corp., 5.70%, 05/15/14                                            $           240
       70     D.R. Horton, Inc., 9.75%, 09/15/10                                                    81
      260     Pulte Homes, Inc., 5.25%, 01/15/14                                                   245
      100     Standard-Pacific Corp., 6.88%, 05/15/11                                               98
      165     Toll Brothers, Inc., 5.95%, 09/15/13                                                 166
              ----------------------------------------------------------------------------------------
                                                                                                   830
              ----------------------------------------------------------------------------------------

              CONSTRUCTION MATERIALS -- 0.1%
      435     KB Home, 5.75%, 02/01/14                                                             400
              ----------------------------------------------------------------------------------------

              CONSUMER SERVICES -- 0.0% ^
       75     Iron Mountain, Inc., 6.63%, 01/01/16                                                  68
              ----------------------------------------------------------------------------------------

              DIVERSIFIED -- 0.1%
       80     General Electric Capital Corp., 6.75%,
              03/15/32, Ser. A, MTN                                                                 86
      215     Hutchison Whampoa International LTD
              (Hong Kong), 6.25%, 01/24/14, #                                                      208
              ----------------------------------------------------------------------------------------
                                                                                                   294
              ----------------------------------------------------------------------------------------

              ENVIRONMENTAL SERVICES -- 0.1%
              Allied Waste North America, Inc.,
      550     6.13%, 02/15/14, #                                                                   503
       30     7.38%, 04/15/14, #                                                                    29
              ----------------------------------------------------------------------------------------
                                                                                                   532
              ----------------------------------------------------------------------------------------

              FINANCIAL SERVICES -- 2.2%
              American General Finance Corp.,
      575     3.00%, 11/15/06, Ser. H, MTN                                                         568
      315     4.50%, 11/15/07, Ser. H, MTN                                                         320
       95     Arch Western Finance LLC, 6.75%,
              07/01/13, #                                                                           95
      680     Capital One Financial Corp., 8.75%,
              02/01/07                                                                             752
       55     Citigroup, Inc., 6.63%, 06/15/32                                                      57
              Goldman Sachs Group, Inc.,
      140     6.60%, 01/15/12                                                                      151
      385     4.75%, 07/15/13                                                                      362
      395     6.35%, 02/15/34                                                                      371
      305     HBOS Capital Funding LP (United Kingdom),
              6.07% to 6/14; thereafter FRN, 12/31/49, #                                           306
              HSBC Capital Funding LP (Channel Islands),
$     110     4.61% to 06/13; thereafter FRN,
              12/31/49, #                                                              $           100
      765     9.55% to 06/10; thereafter FRN,
              12/31/49, #                                                                          934
      235     ING Capital Funding Trust III, 8.44% to
              12/10; thereafter FRN, 12/31/49                                                      273
       60     Mantis Reef LTD (Australia), 4.69%,
              11/14/08, #                                                                           59
      355     Mizuho JGB Investment LLC, 9.87% to
              06/08; thereafter FRN, 12/31/49, #                                                   402
      395     Mizuho Preferred Capital Co., LLC, 8.79%
              to 06/08; thereafter FRN, 12/31/49, #                                                433
              Morgan Stanley,
       95     5.80%, 04/01/07                                                                      100
      145     3.63%, 04/01/08                                                                      142
      175     4.75%, 04/01/14                                                                      161
    2,520     Special Purpose Accounts Receivable
              Cooperative Corp. Trust (SPARCS), 1.60%,
              05/23/05, Ser. 2003-6, FRN, #                                                      2,521
    1,710     Targeted Returns Index (TRAINS), 8.22%,
              08/01/15, Ser. HY-2004-1, FRN, #                                                   1,774
      190     UFJ Finance AEC (Aruba), 6.75%, 07/15/13                                             196
              ----------------------------------------------------------------------------------------
                                                                                                10,077
              ----------------------------------------------------------------------------------------

              HEALTH CARE/HEALTH CARE SERVICES -- 0.2%
       95     Fresenius Medical Care Capital Trust II,
              7.88%, 02/01/08                                                                      100
      520     HCA, Inc., 5.25%, 11/06/08                                                           517
       35     Medex, Inc., 8.88%, 05/15/13                                                          37
      115     Tenet Healthcare Corp., 5.00%, 07/01/07                                              114
      320     UnitedHealth Group, Inc., 3.30%, 01/30/08                                            313
              ----------------------------------------------------------------------------------------
                                                                                                 1,081
              ----------------------------------------------------------------------------------------

              INSURANCE -- 0.6%
      235     ACE INA Holdings, Inc., 5.88%, 06/15/14                                              238
      185     Arch Capital Group LTD (Bermuda),
              7.35%, 05/01/34                                                                      186
              Assurant, Inc.,
       50     5.63%, 02/15/14                                                                       49
      105     6.75%, 02/15/34                                                                      104
      245     AXA (France), 8.60%, 12/15/30                                                        300

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)         ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              INSURANCE -- CONTINUED
$     245     Fund American Companies, Inc.,
              5.88%, 05/15/13                                                          $           244
              Genworth Financial, Inc.,
      235     5.75%, 06/15/14                                                                      237
       85     6.50%, 06/15/34, Ser. A                                                               86
      550     Liberty Mutual Group, 5.75%, 03/15/14, #                                             531
              Nationwide Financial Services, Inc.,
      130     6.25%, 11/15/11                                                                      139
      110     5.90%, 07/01/12                                                                      114
      205     Pennsylvania Mutual Life Insurance Co.,
              6.65%, 06/15/34, #                                                                   204
      220     Prudential Holdings LLC, 8.70%, 12/18/23, #                                          273
      135     QBE Insurance Group LTD (Australia), 5.65%
              to 07/13; thereafter FRN, 07/01/23, #                                                128
              ----------------------------------------------------------------------------------------
                                                                                                 2,833
              ----------------------------------------------------------------------------------------

              METALS/MINING -- 0.0% ^
       65     Peabody Energy Corp., 6.88%, 03/15/13,
              Ser. B                                                                                66
              ----------------------------------------------------------------------------------------

              MULTI-MEDIA -- 0.3%
      259     Comcast Cable Communications
              Holdings, Inc., 8.38%, 03/15/13                                                      304
       80     Comcast Corp., 7.05%, 03/15/33                                                        83
      105     Liberty Media Corp., 5.70%, 05/15/13                                                 103
       90     Medianews Group, Inc., 6.88%, 10/01/13                                                85
      115     News America Holdings, Inc., 7.75%,
              12/01/45                                                                             131
              Time Warner, Inc.,
      375     7.63%, 04/15/31                                                                      406
      115     7.70%, 05/01/32                                                                      126
              ----------------------------------------------------------------------------------------
                                                                                                 1,238
              ----------------------------------------------------------------------------------------

              OFFICE/BUSINESS EQUIPMENT -- 0.0% ^
       55     Xerox Corp., 7.63%, 06/15/13                                                          56
              ----------------------------------------------------------------------------------------

              OIL & GAS -- 0.3%
              Amerada Hess Corp.,
      190     6.65%, 08/15/11                                                                      201
       70     7.30%, 08/15/31                                                                       71
       90     Anadarko Finance Co. (Canada), 6.75%,
              05/01/11, Ser. B                                                                      99
$     365     BP Capital Markets PLC (United Kingdom),
              2.75%, 12/29/06                                                          $           360
      310     Halliburton Co., 5.50%, 10/15/10                                                     314
      190     Husky Energy, Inc. (Canada), 6.15%,
              06/15/19                                                                             191
      205     Kerr-McGee Corp., 6.95%, 07/01/24                                                    204
      154     PEMEX Project Funding Master Trust,
              8.63%, 02/01/22                                                                      160
              ----------------------------------------------------------------------------------------
                                                                                                 1,600
              ----------------------------------------------------------------------------------------

              PACKAGING -- 0.1%
       90     Crown European Holdings SA (France),
              9.50%, 03/01/11                                                                       98
              Owens-Brockway Glass Container, Inc.,
      150     8.88%, 02/15/09                                                                      162
       65     7.75%, 05/15/11                                                                       68
              ----------------------------------------------------------------------------------------
                                                                                                   328
              ----------------------------------------------------------------------------------------

              PAPER/FOREST PRODUCTS -- 0.0% ^
       15     Abitibi-Consolidated, Inc. (Canada) (Yankee),
              6.00%, 06/20/13                                                                       13
       20     Georgia-Pacific Corp., 7.38%, 07/15/08                                                21
      160     Tembec Industries, Inc. (Canada),
              8.50%, 02/01/11                                                                      162
              ----------------------------------------------------------------------------------------
                                                                                                   196
              ----------------------------------------------------------------------------------------

              PHARMACEUTICALS -- 0.1%
      270     Hospira, Inc., 4.95%, 06/15/09, #                                                    272
      135     Wyeth, 6.45%, 02/01/24                                                               128
              ----------------------------------------------------------------------------------------
                                                                                                   400
              ----------------------------------------------------------------------------------------

              PIPELINES -- 0.3%
      670     Duke Capital Corp., 6.25%, 02/15/13                                                  679
      155     Enterprise Products Partners LP,
              6.38%, 02/01/13, Ser. B                                                              154
              Kinder Morgan Energy Partners LP,
      200     7.40%, 03/15/31                                                                      213
      120     7.30%, 08/15/33                                                                      127
      330     Plains All American Pipeline LP/PAA
              Finance Corp., 5.63%, 12/15/13, #                                                    313

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)         ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              PIPELINES -- CONTINUED
$      38     Transcontinental Gas Pipeline Corp.,
              8.88%, 07/15/12, Ser. B                                                  $            43
       37     Williams Companies, Inc., 8.13%, 03/15/12                                             39
              ----------------------------------------------------------------------------------------
                                                                                                 1,568
              ----------------------------------------------------------------------------------------

              PRINTING & PUBLISHING -- 0.1%
      380     Quebecor World Capital Corp. (Canada),
              6.13%, 11/15/13                                                                      362
       80     Von Hoffman Press, Inc., 10.25%, 03/15/09                                             82
              ----------------------------------------------------------------------------------------
                                                                                                   444
              ----------------------------------------------------------------------------------------

              REAL ESTATE INVESTMENT TRUST -- 0.0% ^
      210     iStar Financial, Inc., 6.00%, 12/15/10                                               209
              ----------------------------------------------------------------------------------------

              RETAILING -- 0.2%
       90     Ingles Markets, Inc., 8.88%, 12/01/11                                                 92
      540     Safeway, Inc., 4.13%, 11/01/08                                                       529
      110     Wal-Mart Stores, Inc., 6.55%, 08/10/04                                               111
              ----------------------------------------------------------------------------------------
                                                                                                   732
              ----------------------------------------------------------------------------------------

              SHIPPING/TRANSPORTATION -- 0.0% ^
       95     Teekay Shipping Corp. (Bahamas), 8.88%,
              07/15/11                                                                             105
              ----------------------------------------------------------------------------------------

              STEEL -- 0.0% ^
       97     United States Steel Corp., 9.75%, 05/15/10                                           107
              ----------------------------------------------------------------------------------------

              TELECOMMUNICATIONS -- 0.8%
              AT&T Wireless Services, Inc.,
      290     7.88%, 03/01/11                                                                      330
       10     8.13%, 05/01/12                                                                       12
      190     8.75%, 03/01/31                                                                      232
      125     British Telecom PLC (United Kingdom),
              8.38%, 12/15/10                                                                      146
              Deutsche Telekom International Finance BV
              (The Netherlands),
      265     8.50%, 06/15/10                                                                      310
      155     5.25%, 07/22/13                                                                      151
       45     8.75%, 06/15/30                                                                       55
              France Telecom (France),
      390     8.75%, 03/01/11                                                                      451
      130     9.50%, 03/01/31                                                                      163
       80     Nextel Communications, Inc.,
              7.38%, 08/01/15                                                                       81
$     440     Rogers Wireless Communications, Inc.
              (Canada), 6.38%, 03/01/14, #                                             $           404
              Sprint Capital Corp.,
      280     6.90%, 05/01/19                                                                      282
      130     8.75%, 03/15/32                                                                      151
      255     TCI Communications, Inc., 7.88%, 02/15/26                                            288
      245     Telecom Italia Capital SA (Luxembourg),
              4.00%, 11/15/08, #                                                                   241
              Verizon Global Funding Corp.,
       70     7.38%, 09/01/12                                                                       79
      285     7.75%, 12/01/30                                                                      320
      125     Verizon New York, Inc., 6.88%,
              04/01/12, Ser. A                                                                     134
              ----------------------------------------------------------------------------------------
                                                                                                 3,830
              ----------------------------------------------------------------------------------------

              UTILITIES -- 1.0%
      305     AEP Texas Central Co., 5.50%,
              02/15/13, Ser. D                                                                     305
      245     Alabama Power Co., 2.80%, 12/01/06                                                   242
      190     Arizona Public Service Co., 4.65%, 05/15/15                                          172
       95     Calpine Corp., 8.75%, 07/15/13, #                                                     78
      125     Columbus Southern Power Co.,
              5.50%, 03/01/13, Ser. C                                                              126
      435     Dominion Resources, Inc., 8.13%,
              06/15/10, Ser. A                                                                     502
      230     DTE Energy Co., 6.38%, 04/15/33                                                      215
      420     Nisource Finance Corp., 6.15%, 03/01/13                                              435
              Pacific Gas & Electric Co.,
      250     4.20%, 03/01/11                                                                      238
      270     4.80%, 03/01/14                                                                      256
      285     PacifiCorp, 4.30%, 09/15/08                                                          285
              Pepco Holdings, Inc.,
       65     6.45%, 08/15/12                                                                       67
      165     7.45%, 08/15/32                                                                      175
      370     PSEG Power LLC, 5.50%, 12/01/15                                                      353
      115     Reliant Resources, Inc., 9.50%, 07/15/13                                             124
      105     Southern California Edison Co.,
              6.00%, 01/15/34                                                                      101
      310     TXU Energy Co., 7.00%, 03/15/13                                                      338
      325     Westar Energy, Inc., 6.00%, 07/01/14                                                 330
              ----------------------------------------------------------------------------------------
                                                                                                 4,342
              ----------------------------------------------------------------------------------------
              Total Corporate Notes & Bonds                                            $        46,772
              (Cost $46,682)
              ----------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)         ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              RESIDENTIAL MORTGAGE BACKED SECURITIES -- 9.1%
              COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.6%
              Countrywide Home Loans, Inc.,
$   2,560     6.25%, 10/25/32, Ser. 2002-22, Class A20                                          $2,627
      789     5.50%, 08/25/33, Ser. 2003-29, Class A1                                              782
       64     Federal National Mortgage Association,
              13.72%, 04/25/34, Ser. 2004-20,
              Class SA, FRN                                                                         64
      969     Government National Mortgage Association,
              10.80%, 12/16/33, Ser. 2004-7,
              Class SB, FRN                                                                        899
              RESI Finance LP (Cayman Islands),
      591     2.73%, 07/10/35, Ser. 2003-B,
              Class B3, FRN, #                                                                     601
      792     2.58%, 09/10/35, Ser. 2003-C,
              Class B3, FRN, #                                                                     806
      198     2.78%, 09/10/35, Ser. 2003-C,
              Class B4, FRN, #                                                                     201
    1,467     SACO I, Inc., 7.00%, 08/25/36,
              Ser. 1997-2, Class 1A5, #                                                          1,484
              ----------------------------------------------------------------------------------------
                                                                                                 7,464
              ----------------------------------------------------------------------------------------

              MORTGAGE BACKED PASS-THROUGH SECURITIES -- 7.5%
    5,500     Federal Home Loan Mortgage Corp.,
              6.00%, 08/15/31, Gold Pool, TBA                                                    5,593
              Federal National Mortgage Association,
   12,000     5.00%, 07/25/19, TBA                                                              12,012
    1,000     5.00%, 08/25/19, TBA                                                                 998
    8,150     5.50%, 07/25/34, TBA                                                               8,109
    4,675     6.00%, 07/25/34, TBA                                                               4,771
    1,500     6.00%, 08/25/34, TBA                                                               1,525
    3,000     Government National Mortgage Association,
              5.50%, 07/15/34, TBA                                                               2,994
              ----------------------------------------------------------------------------------------
                                                                                                36,002
              ----------------------------------------------------------------------------------------
              Total Residential Mortgage Backed                                                 43,466
              Securities (Cost $43,144)
              ----------------------------------------------------------------------------------------

              ASSET BACKED SECURITIES -- 5.4%
              American Express Credit Account Master Trust,
      250     1.69%, 01/15/09, Ser. 2003-4, Class A                                                243
      600     1.35%, 09/15/09, Ser. 2002-1,
              Class A, FRN                                                                         601
$   1,075     1.76%, 02/15/12, Ser. 2004-C,
              Class C, FRN, #                                                          $         1,075
              AmeriCredit Automobile Receivables Trust,
      315     2.75%, 10/09/07, Ser. 2003-CF, Class A3                                              315
      795     1.37%, 12/06/07, Ser. 2003-DM,
              Class A3B, FRN                                                                       797
      510     3.48%, 05/06/10, Ser. 2003-CF, Class A4                                              510
      430     2.84%, 08/06/10, Ser. 2003-DM, Class A4                                              424
    1,075     2.67%, 03/07/11, Ser. 2004-BM, Class A4                                            1,041
              Capital Auto Receivables Asset Trust,
      970     1.28%, 02/15/07, Ser. 2003-2,
              Class A3B, FRN                                                                       970
      625     1.96%, 01/15/09, Ser. 2003-2, Class A4A                                              604
      210     Capital One Auto Finance Trust, 3.18%,
              09/15/10, Ser. 2003-B, Class A4                                                      207
      935     Capital One Master Trust, 4.60%,
              08/17/09, Ser. 2001-8A, Class A                                                      961
    1,145     Capital One Multi-Asset Execution Trust,
              3.65%, 07/15/11, Ser. 2003-A4, Class A4                                            1,121
      505     Carmax Auto Owner Trust, 3.07%, 10/15/10,
              Ser. 2003-2, Class A4                                                                497
              Countrywide Asset-Backed Certificates,
      360     3.61%, 04/25/30, Ser. 2003-5, Class AF3                                              359
      325     5.41%, 01/25/34, Ser. 2003-5, Class MF1                                              320
      220     Daimler Chrysler Auto Trust, 2.88%, 10/08/09,
              Ser. 2003-A, Class A4                                                                218
      605     Discover Card Master Trust I, 1.29%, 05/16/07,
              Ser. 2002-5, Class A, FRN                                                            605
    1,730     Household Automotive Trust, 4.37%, 12/17/08,
              Ser. 2001-3, Class A4                                                              1,758
    1,129     Long Beach Mortgage Loan Trust, 1.64%,
              08/25/33, Ser. 2003-4, Class AV3, FRN                                              1,131
      255     M&I Auto Loan Trust, 2.97%, 04/20/09,
              Ser. 2003-1, Class A4                                                                252
      885     MBNA Master Credit Card Trust USA, 5.75%,
              10/15/08, Ser. 2001-A1, Class A1                                                     929
      470     Morgan Stanley Auto Loan Trust, 2.17%,
              04/15/11, Ser. 2003-HB1, Class A2                                                    460
              Onyx Acceptance Grantor Trust,
      320     3.20%, 03/15/10, Ser. 2003-D, Class A4                                               316
      450     2.66%, 05/17/10, Ser. 2003-C, Class A4                                               441

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)         ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

              ASSET BACKED SECURITIES -- CONTINUED
              Option One Mortgage Loan Trust,
$     576     1.72%, 02/25/33, Ser. 2003-1,
              Class A2, FRN                                                            $           578
      358     1.62%, 07/01/33, Ser. 2003-5,
              Class A2, FRN                                                                        359
              Residential Asset Securities Corp.,
      267     1.55%, 07/25/32, Ser. 2002-KS4,
              Class AIIB, FRN                                                                      267
      681     1.59%, 07/25/33, Ser. 2003-KS5,
              Class AIIB, FRN                                                                      682
      575     1.62%, 11/25/33, Ser. 2003-KS9,
              Class A2B, FRN                                                                       576
    1,790     SLM Student Loan Trust, 2.99%, 12/15/22,
              Ser. 2003-11, Class A5, #                                                          1,773
              Triad Auto Receivables Owner Trust,
    1,365     2.59%, 09/13/10                                                                    1,315
      525     3.20%, 12/13/10, Ser. 2003-B, Class A4                                               517
              Volkswagen Auto Loan Enhanced Trust,
    1,510     1.93%, 01/20/10, Ser. 2003-1, Class A4                                             1,464
      615     2.94%, 03/22/10, Ser. 2003-2, Class A4                                               605
              Wachovia Asset Securitization, Inc.,
      454     1.73%, 12/25/32, Ser. 2002-HE2,
              Class A, FRN                                                                         456
      652     1.56%, 07/25/33, Ser. 2003-HE2,
              Class AII1, FRN                                                                      653
      335     WFS Financial Owner Trust, 3.15%,
              05/20/11, Ser. 2003-4, Class A4                                                      332
              ----------------------------------------------------------------------------------------
              Total Asset Backed Securities                                                     25,732
              (Cost $25,977)
              ----------------------------------------------------------------------------------------

SHARES
------------------------------------------------------------------------------------------------------
              INVESTMENT COMPANIES -- 0.0% ^
        1     Technology Investment Capital Corp.
              (Cost $19)                                                                            18
              ----------------------------------------------------------------------------------------

              WARRANTS -- 0.0% ^
              REAL ESTATE -- 0.0% ^
        3     City Developments LTD (Singapore), 0.00%,
              05/10/06 (f)
              (Cost $0)                                                                              5
              ----------------------------------------------------------------------------------------
              Total Long Term Investments                                                      410,578
              (Cost $343,389)
              ----------------------------------------------------------------------------------------

UNITS         ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
              SHORT - TERM INVESTMENTS - 13.9%
              OPTIONS -- 0.0% ^
        0^^   Call Option on Sept. 04 Eurodollar Future,
              strike price of 98.00, expiring 9/13/04,
              European Style.                                                          $            19
        0^^   Call Option on Sept. 04 Eurodollar Future,
              strike price of 98.13, expiring 9/13/04,
              European Style.                                                                       17
        0^^   Put Option on Sept. 04 Eurodollar Future,
              strike price of 97.88, expiring 9/13/04,
              European Style.                                                                        6
    4,675     Put Option on FNMA, 30 year fixed, 6.00%,
              TBA, strike price of 101.80, expiring 7/8/04,
              European Style.                                                                       12
   51,100     Put Option on Interest Rate Swap, expiring
              8/27/04, if exercised the Fund receives
              Fixed 2.20%, pays Floating 3 Month LIBOR,
              European Style.                                                                       14
   25,605     Put Option on Interest Rate Swap, expiring
              9/14/04, if exercised the Fund receives
              Fixed 3.03%, pays Floating 3 Month LIBOR,
              European Style.                                                                       91
              ----------------------------------------------------------------------------------------
              Total Options                                                                        159
              (Cost $224)
              ----------------------------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
------------------------------------------------------------------------------------------------------
              U.S. TREASURY SECURITY -- 0.1%
$     600     U.S. Treasury Notes & Bonds, 1.63%,
              01/31/05 @
              (Cost $601)                                                                          600
              ----------------------------------------------------------------------------------------

              COMMERCIAL PAPER -- 7.4%
              ASSET BACKED SECURITIES -- 5.2%
    2,300     Alpine Securitzation Corp., 1.09%,
              07/06/04 +                                                                         2,300
    2,850     Amsterdam Funding Corp., 1.14%,
              07/19/04 +                                                                         2,848
    3,000     Charta Corp., 1.07%, 07/06/04 +                                                    3,000
    2,600     Clipper Receivables Corp., 1.10%,
              07/09/04 +                                                                         2,599
    2,900     Fairway Finance Corp., 1.11%,
              07/08/04 +                                                                         2,899

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)         ISSUER                                                                             VALUE
------------------------------------------------------------------------------------------------------
              ASSET BACKED SECURITIES -- CONTINUED
$   2,650     Gemini Securitization Corp.,
              1.28%, 07/29/04 +                                                        $         2,647
    2,750     Giro Balanced Funding Corp.,
              1.08%, 07/07/04 +                                                                  2,749
    2,900     Scaldis Capital LLC, 1.28%, 07/26/04                                               2,898
    2,650     Surrey Funding Corp., 1.21%, 07/15/04                                              2,649
              ----------------------------------------------------------------------------------------
                                                                                                24,589
              ----------------------------------------------------------------------------------------

              BANKING -- 1.1%
    2,600     ABN-AMRO North America
              Finance, Inc., 1.06%, 07/06/04 +                                                   2,600
    2,750     Norddeutsche Landesbank Girozentrale
              (Germany), 1.24%, 07/22/04                                                         2,748
              ----------------------------------------------------------------------------------------
                                                                                                 5,348
              ----------------------------------------------------------------------------------------

              FINANCIAL SERVICES -- 1.1%
    3,000     CRC Funding LLC, 1.08%, 07/06/04 +                                                 3,000
    2,350     UBS Finance (Delaware) LLC,
              1.28%, 08/02/04                                                                    2,347
              ----------------------------------------------------------------------------------------
                                                                                                 5,347
              ----------------------------------------------------------------------------------------
              Total Commercial Paper                                                            35,284
              (Cost $35,284)
              ----------------------------------------------------------------------------------------

SHARES
------------------------------------------------------------------------------------------------------
              MONEY MARKET FUND -- 6.4%
   30,749     JPMorgan Prime Money
              Market Fund (a) +
              (Cost $30,749)                                                                    30,749
              ----------------------------------------------------------------------------------------
              Total Short Term Investments
              ($66,858)                                                                         66,792
              ----------------------------------------------------------------------------------------
              Total Investments -- 100.0%
              (Cost $410,247)                                                          $       477,370
              ----------------------------------------------------------------------------------------

SHARES        COLLATERAL INVESTMENTS
------------------------------------------------------------------------------------------------------
              MONEY MARKET FUNDS (c)
    3,010     AIM Short Term Investment Co.                                            $         3,010
    1,545     Barclays Global Investors Fund                                                     1,545
              ----------------------------------------------------------------------------------------
                                                                                       $         4,555
              ----------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2004

              COUNTRY                                                       % OF INVESTMENT SECURITIES
------------------------------------------------------------------------------------------------------
              United States                                                                       85.1%
              United Kingdom                                                                       3.1
              Japan                                                                                2.1
              France                                                                               1.3
              Bermuda                                                                              1.2
              Switzerland                                                                          1.0
              Germany                                                                              1.0
              The Netherlands                                                                      0.6
              Sweden                                                                               0.5
              Hong Kong                                                                            0.5
              Other (below 0.5%)                                                                   3.6
              ----------------------------------------------------------------------------------------
              Total                                                                              100.0%
              ----------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                                     NOTIONAL            UNREALIZED
NUMBER OF                                                                            VALUE AT          APPRECIATION
CONTRACTS     DESCRIPTION                                     EXPIRATION DATE   6/30/04 (USD)   (DEPRECIATION) (USD)
--------------------------------------------------------------------------------------------------------------------
              LONG FUTURES OUTSTANDING
5             Treasury Bonds                                  September, 2004   $         532           $       13
9             Russell 2000 Index                              September, 2004           2,666                  105
22            S&P 500 Index                                   September, 2004           6,272                   24
41            2 Year Treasury Notes                           September, 2004           8,632                    9

              SHORT FUTURES OUTSTANDING
(70)          5 Year Treasury Notes                           September, 2004          (7,608)                 (64)
(121)         10 Year Treasury Notes                          September, 2004         (13,229)                (191)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                      NET UNREALIZED
                                          SETTLEMENT         SETTLEMENT              VALUE AT           APPRECIATION
       CONTRACTS TO BUY                         DATE        VALUE (USD)         6/30/04 (USD)   (DEPRECIATION) (USD)
--------------------------------------------------------------------------------------------------------------------
  1,855                   AUD                8/25/04        $     1,273         $       1,285           $       12
    117                   CHF                8/25/04                 94                    94                   --^^
  2,184                   EUR                8/25/04              2,623                 2,654                   31
    190                   EUR for
    331                   AUD                8/25/04                230~                  231~                   1
    420                   EUR for
    279                   GBP                8/25/04                503~                  511~                   8
    677                   GBP                8/25/04              1,189                 1,223                   34
    202                   GBP for
    300                   EUR                8/25/04                365~                  364~                  (1)
171,191                   JPY                8/25/04              1,542                 1,573                   31
  2,045                   NOK                8/25/04                295                   295                   --^^
  1,902                   SEK for
    140                   GBP                8/25/04                253~                  253~                  --^^
    470                   SGD for
    345                   CHF                8/25/04                276~                  273~                  (3)
--------------------------------------------------------------------------------------------------------------------
                                                            $     8,643         $       8,756           $      113
--------------------------------------------------------------------------------------------------------------------

                                                                                                      NET UNREALIZED
                                          SETTLEMENT         SETTLEMENT              VALUE AT           APPRECIATION
       CONTRACTS TO SELL                        DATE        VALUE (USD)         6/30/04 (USD)   (DEPRECIATION) (USD)
--------------------------------------------------------------------------------------------------------------------
  2,227                   CHF                8/25/04        $     1,746         $       1,781          $       (35)
    385                   EUR                8/25/04                453                   468                  (15)
    473                   GBP                8/25/04                858                   854                    4
 11,470                   HKD                8/25/04              1,474                 1,473                    1
 31,407                   JPY                8/25/04                280                   288                   (8)
    630                   NOK                8/25/04                 91                    91                   --^^
  4,057                   SEK                8/25/04                531                   538                   (7)
  1,584                   SGD                8/25/04                922                   921                    1
--------------------------------------------------------------------------------------------------------------------
                                                            $     6,355         $       6,414           $      (59)
--------------------------------------------------------------------------------------------------------------------

~ For cross-currency exchange contracts, the settlement value is the market value at 6/30/04 of the currency being sold and the value at 6/30/04 is the market value at 6/30/04 of the currency being bought.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

OPTIONS

UNITS         CALL OPTIONS WRITTEN                                                               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   (3,180)    Call Option on Interest Rate Swap,
              expiring 9/14/04, if exercised the
              Fund pays Fixed 5.50% and receives
              Floating 3 Month LIBOR, European Style                                   $           (96)
   (6,400)    Call Option on Interest Rate Swap,
              expiring 8/27/04, if exercised the
              Fund pays Fixed 4.95% and receives
              Floating 3 Month LIBOR, European Style                                               (44)
              ----------------------------------------------------------------------------------------
              Total Call Options Written                                               $          (140)
              ----------------------------------------------------------------------------------------

UNITS         PUT OPTIONS WRITTEN                                                                VALUE
-------------------------------------------------------------------------------------------------------------------------------
   (3,850)    Put Option on FNMA, 30 Year, 5.50%,
              strike price of 99.17, expiring 7/08/04,
              European Style                                                                        (9)
       --^^   Put Option on July 04 Eurodollar Future,
              strike price of 98.00, expiring 7/16/04,
              European Style                                                                        (8)
       --^^   Put Option on July 04 Eurodollar Future,
              strike price of 98.13, expiring 7/16/04,
              European Style                                                           $            (1)
       --^^   Put Option on Sept. 04 Eurodollar Future,
              strike price of 98.38, expiring 9/13/04,
              European Style                                                                        (3)
       --^^   Put Option on Sept. 04 Eurodollar Future,
              strike price of 98.25, expiring 9/13/04,
              European Style                                                                        (6)
       --^^   Put Option on Sept. 04 Eurodollar Future,
              strike price of 97.75, expiring 9/13/04,
              European Style                                                                        (4)
       --^^   Put Option on Sept. 04 Eurodollar Future,
              strike price of 97.63, expiring 9/13/04,
              European Style                                                                        (1)
              ----------------------------------------------------------------------------------------
              Total Put Options Written                                                $           (32)
              ----------------------------------------------------------------------------------------
              (Total premiums on written options
              received $219)
              ----------------------------------------------------------------------------------------

SWAP CONTRACTS

                                                                                                  UNDERLYING       UNREALIZED
                                                                                                    NOTIONAL     APPRECIATION
DESCRIPTIONS                                                                 EXPIRATION DATE           VALUE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Swap - price lock with Credit Suisse First Boston International on U.S. Treasury Note, 4.75%, 05/15/14, price less 101.14, the
Fund pays negative, receives positive.                                              07/07/04        $  1,600            $  --

Swap - price lock with UBS AG on 30 Year FHLMC, 5.50%, TBA 7/04,
price less 98.28, the Fund pays negative, receives positive.                        07/08/04           4,000               48

Swap - spread lock with Morgan Stanley Capital Services on 10 Year
Swap Spread, price less 49.23, the Fund pays negative, receives positive.           07/14/04           3,560                5

Swap - spread lock with Morgan Stanley Capital Services on 5 Year
Swap Spread, price less 46.81, the Fund pays negative, receives positive.           07/14/04           6,290                9

Swap - price lock with UBS AG on 30 Year GNMA, 6.00%, TBA 7/04,
price less 101.20, the Fund pays negative, receives positive.                       07/15/04           7,000              122

Swap - price lock with Citibank N.A. on U.S. Treasury Note, 3.25%,
01/15/09, price less 97.14, the Fund pays negative, receives positive.              07/21/04           3,860               31

Swap - price lock with Bank of America on U.S. Treasury Note, 4.38%,
08/15/12, price less 99.20, the Fund pays positive, receives negative.              07/27/04           5,705              (14)

Swap - price lock with Lehman Brothers Special Financing on
U.S. Treasury Note, 4.75%, 05/15/14, price less 99.89, the Fund
pays negative, receives positive.                                                   07/29/04           4,760               41

Swap - price lock with Lehman Brothers Special Financing on
U.S. Treasury Note, 4.75%, 05/15/14, price less 99.89, the Fund
pays positive, receives negative.                                                   07/29/04           6,565              (56)

Total Return Swap with Lehman Brothers Special Financing on
Lehman AAA 8.5 CMBS Index, Fund pays 1 month LIBOR, receives 65.00 bps.             09/01/04           3,000               10

Total Return Swap with Bank of America on Bank of America AAA
10 Year CMBS Index, Fund pays 1 month LIBOR, receives 73.00 bps.                    11/01/04           4,000               39

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                  UNDERLYING       UNREALIZED
                                                                                                    NOTIONAL     APPRECIATION
DESCRIPTIONS                                                                 EXPIRATION DATE           VALUE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Swap - Forward Rate Agreement with Merrill Lynch Capital Services,
the Fund receives 3 Month LIBOR, pays 1.48%                                         12/15/04       $  40,535          $   136

Total Return Swap with UBS AG on Lehman AAA 8.5 CMBS Index,
Fund pays 1 month LIBOR, receives 77.00 bps.                                        01/01/05           4,000               --

Total Return Swap with Bank of America on Bank of America AAA
10 Year CMBS Index, Fund pays 1 month LIBOR, receives 70.00 bps.                    01/01/05           5,700               --

Swap - Forward Rate Agreement with Merrill Lynch Capital Services,
the Fund pays 3 Month LIBOR, receives 2.19%                                         06/15/05         151,230             (291)

Swap - Forward Rate Agreement with Merrill Lynch Capital Services,
the Fund pays 2.95%, receives 3 Month LIBOR                                         12/21/05          40,535              103

Swap - Forward Rate Agreement with Merrill Lynch Capital Services,
the Fund pays 3 Month LIBOR, receives 3.65%                                         12/21/05         150,815              (15)

Swap - Forward Rate Agreement with Merrill Lynch Capital Services,
the Fund receives 3 Month LIBOR, pays 4.24%                                         06/21/06         150,815              (21)

Interest Rate Swap with Lehman Brothers Special Financing, the Fund
pays 4.89%, receives 3 Month LIBOR.                                                 02/15/14           4,435               23

                                              SEE NOTES TO FINANCIAL STATEMENTS.

Abbreviations:

*     --Non-income producing security.
^     --Amount rounds to less than 0.1%.
^^    --Amount rounds to less than one thousand.
+     --All or a portion of this security is segregated for TBA, when issued, delayed delivery securities or swaps.
#     --All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
@     --Security is fully or partially segregated with the broker as collateral for futures.
(a) --Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Investment Management Inc.
(c)   --Investment of cash collateral for portfolio securities on loan.
(f) --Fair valued investment. The following are apporximately the market value and percentage of the investments that are fair valued (amounts in thousands):

         FUND              MARKET VALUE     PERCENTAGE
         ---------------------------------------------
         Diversified Fund    $ 42,342           8.87%

(l) --Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
ADR   --American Depositary Receipt.
AMBAC --American Municipal Bond Assurance Corp.
AUD   --Australian Dollar.
CHF   --Swiss Franc.
EUR   --Euro.
FGIC  --Financial Guaranty Insurance Co.
FHLMC --Federal Home Loan Mortgage Corp.
FNMA  --Federal National Mortgage Association.
FRN   --Floating Rate Note. The interest rate shown is the rate in effect as of
        June 30, 2004.
FSA   --Financial Securities Assistance.
GAB   --Grant Anticipation Bond.
GBP   --Great Britain Pound.
GDR   --Global Depositary Receipt.
GNMA  --Government National Mortgage Association.
GO    --General Obligation Bond.
HKD   --Hong Kong Dollar.
JPY   --Japanese Yen.
LIBOR --London Interbank Offered Rate.
MBIA  --Municipal Bond Insurance Association.
MTN   --Medium Term Note.
NOK   --Norwegian Krone.
RAN   --Revenue Anticipation Note.
Rev.  --Revenue Bond.
SEK   --Swedish Krona.
Ser.  --Series.
SGD   --Singapore Dollar.
SUB   --Step-Up Bond. The rate shown is the rate in effect as of June 30, 2004.
TBA   --To Be Announced.
USD   --United States Dollar.

SEE NOTES TO FINANCIAL STATEMENTS.

JP MORGAN DIVERSIFIED FUND

STATEMENT OF ASSETS
AND LIABILITIES                           AS OF JUNE 30, 2004
(Amounts in thousands, except per share amounts)

ASSETS:
Investments in non-affiliates, at value                            $    446,621
Investments in affiliates, at value                                      30,749
-------------------------------------------------------------------------------
Total investment securities, at value                                   477,370
-------------------------------------------------------------------------------
Investments held as collateral for
securities lending program                                                4,555
Foreign currency, at value                                                   93
Receivables:
    Investment securities sold                                           59,714
    Fund shares sold                                                      6,538
    Interest and dividends                                                1,296
    Foreign tax reclaim                                                     139
    Unrealized appreciation on forward
    foreign currency exchange contracts                                     123
    Unrealized appreciation on open
    swap contracts                                                          567
    Securities lending (net)                                                  1
    Expense reimbursements                                                   --^
-------------------------------------------------------------------------------
Total Assets                                                            550,396
-------------------------------------------------------------------------------

LIABILITIES:
Payables:
    Due to custodian                                                      6,493
    Dividends                                                               214
    Investment securities purchased                                      88,300
    Collateral for securities
    lending program                                                       4,555
    Fund shares redeemed                                                  6,632
    Variation margin                                                         63
    Unrealized depreciation on forward
    foreign currency exchange contracts                                      69
    Outstanding options written,
    at fair value                                                           172
    Unrealized depreciation on open
    swap contracts                                                          397
Accrued liabilities:
    Investment advisory fees                                                163
    Administration fees                                                      24
    Shareholder servicing fees                                               31
    Distribution fees                                                        18
    Custodian fees                                                           57
    Trustees' fees - deferred
    compensation plan                                                        11
    Other                                                                    93
-------------------------------------------------------------------------------
Total Liabilities                                                       107,292
-------------------------------------------------------------------------------
NET ASSETS                                                              443,104
-------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                 SEMI-ANNUAL REPORT JUNE 30 2004

NET ASSETS:
Paid in capital                                                    $    454,673
Accumulated undistributed
(overdistributed) net investment income                                    (485)
Accumulated net realized gain (loss)
on investments, futures, foreign
exchange transactions, written
options and swaps                                                       (78,402)
Net unrealized appreciation
(depreciation) of investments, futures,
foreign exchange translations, written
options and swaps                                                        67,318
-------------------------------------------------------------------------------
Total Net Assets                                                   $    443,104
-------------------------------------------------------------------------------
    Class A                                                              43,741
    Class B                                                              13,852
    Class C                                                                 742
    Institutional                                                       248,044
    Select                                                              136,725
-------------------------------------------------------------------------------
Total                                                              $    443,104
-------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized):
    Class A                                                               3,386
    Class B                                                               1,072
    Class C                                                                  57
    Institutional                                                        19,188
    Select                                                               10,569
Net Asset Value:
    Class A (and redemption price)                                 $      12.92
    Class B *                                                      $      12.92
    Class C *                                                      $      12.92
    Institutional (and redemption price)                           $      12.93
    Select (and redemption price)                                  $      12.94
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.25%)                                                      $      13.71
Cost of investments                                                $    410,247
Cost of foreign currency                                           $         94
Premiums received from options written                             $        219
-------------------------------------------------------------------------------
Investment securities on loan, at value                            $      4,521
-------------------------------------------------------------------------------

 ^ Amount rounds to less than one thousand.
 * Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF
OPERATIONS                                FOR THE SIX MONTHS ENDED JUNE 30, 2004
(Amounts in thousands)

INVESTMENT INCOME:
Interest                                                           $      2,899
Dividend                                                                  2,692
Dividend income from affiliated
investments*                                                                160
Securities lending (net)                                                      3
Foreign taxes withheld                                                      (97)
-------------------------------------------------------------------------------
Total investment income                                                   5,657
-------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                                  1,322
Administration fees                                                         361
Shareholder servicing fees                                                  390
Distribution fees                                                           113
Custodian fees                                                              169
Printing and postage                                                         27
Professional fees                                                            61
Registration expenses                                                        53
Transfer agent fees                                                         124
Trustees' fees                                                                4
Other                                                                        21
-------------------------------------------------------------------------------
Total expenses                                                            2,645
-------------------------------------------------------------------------------
Less amounts waived                                                         665
Less earnings credits                                                         1
Less expense reimbursements                                                   3
-------------------------------------------------------------------------------
    Net expenses                                                          1,976
-------------------------------------------------------------------------------
Net investment income (loss)                                       $      3,681
-------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss)
on transactions from:
    Investments                                                    $     33,143
    Futures                                                                 (17)
    Foreign exchange transactions                                           450
    Written options                                                         132
    Swaps                                                                   272
Change in net unrealized
appreciation (depreciation) of:
    Investments                                                         (27,526)
    Futures                                                                 (43)
    Foreign exchange translations                                           (11)
    Written options                                                         (11)
    Swaps                                                                  (446)

Net realized and unrealized gain (loss)
on investments, futures, foreign
exchange transactions, written
options and swaps                                                         5,943
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                    $      9,624
-------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees :                               $         26
-------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES
IN NET ASSETS                             FOR THE PERIODS INDICATED
(Amounts in thousands)

                                                                     1/1/04
                                                                     THROUGH     YEAR ENDED
                                                                     6/30/04      12/31/03
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income (loss)                                       $    3,681    $    8,257
Net realized gain (loss) on investments,
futures, foreign exchange transactions,
written options and swaps                                              33,980        21,580
Change in net unrealized appreciation
(depreciation) of investments, futures,
foreign exchange translations, written
options and swaps                                                     (28,037)       76,277
-------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                                     9,624       106,114
-------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                                                  (3,801)       (8,975)
-------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Increase (decrease)                                                   (44,458)     (140,046)
-------------------------------------------------------------------------------------------

NET ASSETS:
Total increase (decrease) in net assets                               (38,635)      (42,907)
-------------------------------------------------------------------------------------------
Beginning of period                                                   481,739       524,646
-------------------------------------------------------------------------------------------
End of period                                                      $  443,104    $  481,739
-------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                                  $     (485)   $     (365)
-------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN DIVERSIFIED FUND

NOTES TO FINANCIAL
STATEMENTS

1. ORGANIZATION

J.P. Morgan Institutional Funds ("JPMIF" or the "Trust") was organized on November 4, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. JPMorgan Diversified Fund ("DF" or the "Fund") is a separate series of the Trust. The Fund offers Class A, Class B, Class C, Institutional and Select shares.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional and Select Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Fund's prospectus.

2. REORGANIZATION

Prior to the open of business on March 24, 2003, DF (the "Acquiring Fund") acquired all the net assets of the JPMorgan Balanced Fund (the "Target Fund"), as shown in the table below, pursuant to the Reorganization Plan approved by the Target Fund's shareholders on February 13, 2003. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. Under the Reorganization Plan, shareholders of the Target Fund received shares in the Acquiring Fund with a value equal to their holdings in the Target Fund.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

JPMORGAN DIVERSIFIED FUND REORGANIZATION

                                                            NET ASSET   NET UNREALIZED
                                      SHARES                    VALUE     APPRECIATION
                                 OUTSTANDING   NET ASSETS   PER SHARE   (DEPRECIATION)
 TARGET FUND

 JPMorgan Balanced Fund                                                 $       (3,247)
    Class A                            1,766   $   41,788   $   23.67
    Class B                              527   $   12,459   $   23.62
    Class C                               28   $      668   $   23.62
    Select                               391   $    9,290   $   23.76
 ACQUIRING FUND

 JPMorgan Diversified Fund                                              $       29,817
    Institutional                     23,466   $  252,713   $   10.77
    Select                            22,946   $  247,123   $   10.77
 POST REORGANIZATION

 JPMorgan Diversified Fund                                              $       26,570
    Class A                            3,881   $   41,788   $   10.77
    Class B                            1,157   $   12,459   $   10.77
    Class C                               62   $      668   $   10.77
    Institutional                     23,466   $  252,713   $   10.77
    Select                            23,809   $  256,413   $   10.77

3. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUND:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Fund will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Fund applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund's advisor, J.P Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net assets value.

B. FUTURES CONTRACTS -- When the Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes; i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly. The Fund uses debt futures for managing duration.

The Fund may invest in exchange-traded interest rate futures for hedging purposes, to either modify the duration of the portfolio, modify the yield curve exposure of the portfolio, or in anticipation of buying or selling a specific security.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities up to the notional value of the

                                                 SEMI-ANNUAL REPORT JUNE 30 2004

futures contract. Use of short futures contracts subject the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2004, the Fund had outstanding futures contracts as listed on the Fund's Portfolio of Investments.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

     1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

     2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the periods, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund's exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market." When the forward contract is closed, or the delivery of the currency exchange is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of June 30, 2004, the Fund had outstanding forward foreign currency exchange contracts as listed on the Fund's Portfolio of Investments.

E. WRITTEN OPTIONS -- When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written.

The Fund writes options on securities, futures and interest rate swaps ("swaptions"). These options are settled for cash and subject the Fund to unlimited risk of loss. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of June 30, 2004, the Fund had written options contracts outstanding as listed on the Fund's Portfolio of Investments.

Transactions in options written during the period ended June 30, 2004, were as follows (amounts in thousands):

                                        NUMBER OF     PREMIUMS
                                            UNITS     RECEIVED
  Options outstanding at
  December 31, 2003                       (47,300)    $    176
  Options written                        (250,888)         943
  Options expired or terminated
  in closing purchase transactions        284,758         (888)
  Options exercised                            --^^        (12)
  Options outstanding at
  June 30, 2004                           (13,430)    $    219

^^Amount rounds to less than one thousand.

F. SWAPS -- The Fund may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

As of June 30, 2004, the Fund had outstanding swap agreements as listed on the Fund's Portfolio of Investments.

G. COMMITMENTS -- The Fund may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any realized gains on the underlying securities sold. Market risk exists on commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

H. DOLLAR ROLLS -- The Fund may enter into dollar rolls, principally using To Be Announced (TBA) securities, in which the Fund sells mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. The Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The Fund had TBA Dollar Rolls outstanding as of June 30, 2004, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities. The Fund segregates assets with a current value at least equal to the amount of its TBA Dollar Rolls.

I. RESTRICTED AND ILLIQUID SECURITIES -- The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

J. SECURITIES ON LOAN -- For the Fund, the Board of Trustees has approved the lending of securities, through its custodian JPMorgan Chase Bank ("JPMCB", an affiliate of the Fund) acting as lending agent to certain borrowers. By lending investment securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal, at all times, to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMCB invests the cash collateral on behalf of the Fund in accordance with investment guidelines contained in the securities lending agreement.

At June 30, 2004, the market value of securities loaned and the amount of collateral received were (in thousands) $4,521 and $4,555, respectively.

JPMCB as lending agent received a fee of $1 (amount in thousands), equal to 0.05% (0.06% prior to January 31, 2004) of the average dollar value of loans of U.S. securities outstanding during a given month and 0.10% (0.1142% prior to January 31, 2004) of the average dollar value of loans on non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

K. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Fund first learns of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Fund's policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

L. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trust are allocated proportionately among each of the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

M. FEDERAL INCOME TAXES -- The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

N. FOREIGN TAXES -- The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

O. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

P. OTHER EXPENSES -- Other expenses in the Statement of Operations include fees related to line of credit, insurance, pricing and reporting services.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement JPMIM acts as investment advisor to the Fund. JPMIM is a wholly owned subsidiary of J.P Morgan Fleming Assets Management Holdings, Inc., which is wholly owned subsidiary of J.P Morgan Chase & Co. The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.55% of the average daily net assets for the Fund.

The Advisor waived fees as outlined in Note 4.F. below.

The Fund may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees related to the Fund's investment in an affiliated money market fund.

B. DISTRIBUTION FEE -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's exclusive underwriter and promotes and arranges for the sale of the Fund's shares. JPMFD receives no compensation in its capacity as the Fund's underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, Class B, and Class C shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets of 0.25% for Class A shares and 0.75% for Class B and Class C shares, respectively.

In addition, JPMFD is entitled to receive the contingent deferred sales charge ("CDSC") from redemptions of Class B and C shares.

The Distributor waived fees as outlined in 4.F. below.

C. SHAREHOLDER SERVICING FEE -- The Trust has entered into a Shareholder Servicing Agreement with JPMCB under which JPMCB provides account administration and personal account maintenance service to the shareholders. For performing these services JPMCB receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets of 0.25% for Class A, Class B, Class C and Select class, respectively, and 0.10% for Institutional class.

JPMCB may enter into service contracts with certain entities under which it will pay all or a portion of the annual fee to such entities for performing shareholding and administrative services.

In addition, JPMCB, Charles Schwab & Co. ("Schwab") and JPMIF are parties to separate servicing and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Fund available to customers of investment advisors and other financialintermediaries who are Schwab's clients. The Fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between JPMIF and JPMCB is terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

JPMCB waived fees as outlined in Note 4.F. below.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and accounting services for the Fund. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by the Fund, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations.

E. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion.

BISYS Fund Services, L.P. ("BISYS") serves as the Fund's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The Administrator has contractually agreed to reimburse the Fund to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentage of its respective average daily net assets of 1.25%, 1.93%, 1.93%, 0.65% and 0.98% of Class A, Class B, Class C, Institutional class and Select class shares, respectively.

The contractual expense limitation agreements were in effect for the six months ended June 30, 2004. The expense limitation percentages listed above are due to expire on April 30, 2006 for Class A, Class B, Class C and Select class shares and April 30, 2005 for Institutional class shares.

The Administrator waived fees and reimbursed expenses as outlined in Note 4.F. below.

F. WAIVERS AND REIMBURSEMENTS -- For the six months ended June 30, 2004 the Fund's service providers waived fees and the Administrator contractually reimbursed expenses for the Fund as follows (amounts in thousands). Neither the Fund's service providers nor the Administrator expect the Fund to repay any such waived fees and reimbursed expenses in future years.

                                                         CONTRACTUAL WAIVERS
                                  ----------------------------------------------------------------
                                  INVESTMENT                    SHAREHOLDER                             CONTRACTUAL
                                    ADVISORY   ADMINISTRATION     SERVICING   DISTRIBUTION   TOTAL   REIMBURSEMENTS
                                  $      240   $          175   $       201   $         --   $ 616   $            3

                                                                  VOLUNTARY WAIVERS
                                  ---------------------------------------------------------------------------------
                                  INVESTMENT                             SHAREHOLDER
                                    ADVISORY        ADMINISTRATION         SERVICING        DISTRIBUTION      TOTAL
                                  $       --        $           49       $        --        $         --      $  49

G. OTHER-- Certain officers of the Trust are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisor.

The Fund may use related-party broker/dealers. For the six months ended June 30, 2004, the Fund incurred less than one thousand dollars as brokerage commissions with brokers/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

5. CLASS SPECIFIC EXPENSES

The Fund's class specific expenses for the six months ended June 30, 2004 are as follows (amounts in thousands):

                                   SHAREHOLDER
                                     SERVICING    DISTRIBUTION    TRANSFER AGENT
 Class A                           $        56    $         56    $           69
 Class B                                    18              54                22
 Class C                                     1               3                 1
 Institutional                             141              --                 8
 Select                                    174              --                24
 -------------------------------------------------------------------------------
                                   $       390    $        113    $          124

6. CLASS SPECIFIC DISTRIBUTIONS

The Fund's class specific distributions from net investment income and realized gain on investment transactions for the six months ended June 30, 2004, and the year ended December 31, 2003, are as follows (amounts in thousands):

                                            SIX MONTHS ENDED 6/30/04                YEAR ENDED 12/31/03
                                       ---------------------------------    ----------------------------------
                                                     NET                                  NET
                                       INVESTMENT INCOME   REALIZED GAIN    INVESTMENT INCOME    REALIZED GAIN
 Class A                               $             259   $          --    $             463    $          --
 Class B                                              35              --                   77               --
 Class C                                               2              --                    4               --
 Institutional                                     2,467              --                5,104               --
 Select                                            1,038              --                3,327               --
 -------------------------------------------------------------------------------------------------------------
                                       $           3,801   $          --     $          8,975    $          --

7. INVESTMENT TRANSACTIONS

For the six months ended June 30, 2004, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                                               PURCHASES             SALES    PURCHASES        SALES
                                         (EXCLUDING U.S.   (EXCLUDING U.S.      OF U.S.      OF U.S.
                                             GOVERNMENT)       GOVERNMENT)   GOVERNMENT   GOVERNMENT
                                          $      172,283   $       244,099   $  376,606   $  375,688

8. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2004, are as follows (amounts in thousands):

                                                            GROSS          GROSS   NET UNREALIZED
                                         AGGREGATE     UNREALIZED     UNREALIZED     APPRECIATION
                                              COST   APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                         $ 410,247   $     71,952   $     (4,829)  $       67,123

9. BANK BORROWINGS

Pursuant to a Line of Credit Agreement, dated April 17, 2003, the Fund may borrow money for temporary or emergency purposes. The Fund has entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Fund also pays a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Fund. The commitment fee is included in Other expenses on the Statement of Operations. This agreement has been extended to April 14, 2005.

The Fund had no borrowings outstanding at June 30, 2004, nor at anytime during the period then ended.

10. CONCENTRATIONS AND INDEMNIFICATIONS

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could then cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

From time to time, the Fund may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund can expect the risk of loss to be remote.

11. CORPORATE EVENT

On May 25, 2004, J.P. Morgan Chase & Co. and Bank One Corp. announced that, at separate meetings, their respective shareholders had approved the merger of the two companies. The companies completed the merger of their holding companies on July 1, 2004. Effective July 20, 2004, the name of the holding company changed to JPMorgan Chase & Co.


12. SUBSEQUENT EVENTS

On August 19, 2004, the Board of Trustees approved management's proposals:

1) to enter into an Administration Agreement with One Group Administrative Services, Inc., an indirect wholly-owned subsidiary of JPMorgan Chase & Co., and

2) to enter into a Distribution Agreement with One Group Dealer Services, Inc., a direct wholly-owned subsidiary of JPMorgan Chase & Co.

The foregoing changes in service providers are expected to occur effective February 19, 2005.

On August 19, 2004, the Board of Trustees of the Trust approved management's proposal to merge the One Group Balanced Fund (the "Target Fund") with and into the JPMorgan Diversified Fund. The proposed merger is contingent upon, among other things, approval by the Target Fund's shareholders and regulatory review and receipt of an opinion of counsel to the effect that the merger will qualify as a tax-free reorganization for Federal income tax purposes. If approved, the merger is expected to occur on February 18, 2005, or such later date as the parties to each such merger transaction may agree.

13. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented (amounts in thousands):

                                            SIX MONTHS ENDED         YEAR ENDED
                                               JUNE 30, 2004   DECEMBER 31, 2003*
CLASS A SHARES

AMOUNT
    Shares sold                             $          1,928   $           2,723
    Shares issued in connection with
    Fund Reorganization (Note 2)                          --              41,788
    Shares issued in reinvestment
    of distributions                                     214                 382
    Shares redeemed                                   (4,871)             (6,448)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                      $        (2,729)   $          38,445
--------------------------------------------------------------------------------
SHARES
    Shares sold                                          148                 236
    Shares issued in connection with
    Fund Reorganization (Note 2)                          --               3,881
    Shares issued in reinvestment
    of distributions                                      17                  32
    Shares redeemed                                     (375)               (553)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                  (210)              3,596
--------------------------------------------------------------------------------

CLASS B SHARES
AMOUNT
    Shares sold                             $          1,033   $           1,425
    Shares issued in connection with
    Fund Reorganization (Note 2)                          --              12,459
    Shares issued in reinvestment
    of distributions                                      31                  68
    Shares redeemed                                   (1,815)             (1,757)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                      $           (751)   $         12,195
--------------------------------------------------------------------------------

SHARES
    Shares sold                                           79                 121
    Shares issued in connection with
    Fund Reorganization (Note 2)                          --               1,157
    Shares issued in reinvestment
    of distributions                                       2                   6
    Shares redeemed                                     (140)               (153)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                   (59)              1,131
--------------------------------------------------------------------------------

     * For Class A , Class B and Class C, from commencement of operations on March 24, 2003.

                                         SIX MONTHS ENDED           YEAR ENDED
                                            JUNE 30, 2004   DECEMBER 31, 2003*
CLASS C SHARES

AMOUNT

    Shares sold                          $             69   $               95
    Shares issued in connection with
    Fund Reorganization (Note 2)                       --                  668
    Shares issued in reinvestment
    of distributions                                    1                    2
    Shares redeemed                                   (56)                (162)
------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                   $             14   $              603
------------------------------------------------------------------------------
SHARES

    Shares sold                                         5                    8
    Shares issued in connection with
    Fund Reorganization (Note 2)                       --                   62
    Shares issued in reinvestment
    of distributions                                   --^                  --^
    Shares redeemed                                    (4)                 (14)
------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                  1                   56
------------------------------------------------------------------------------

     * For Class A , Class B and Class C, from commencement of operations on March 24, 2003.
     ^    Amount rounds to less than one thousand.

                                         SIX MONTHS ENDED          YEAR ENDED
                                            JUNE 30, 2004   DECEMBER 31, 2003
INSTITUTIONAL SHARES

AMOUNT

    Shares sold                          $         51,390   $          42,734
    Shares issued in reinvestment
    of distributions                                2,044               4,509
    Shares redeemed                               (90,230)            (69,087)
-----------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                   $        (36,796)  $         (21,844)
-----------------------------------------------------------------------------

SHARES

    Shares sold                                     3,985               3,777
    Shares issued in reinvestment
    of distributions                                  157                 384
    Shares redeemed                                (6,909)             (5,920)
-----------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                             (2,767)             (1,759)
-----------------------------------------------------------------------------

SELECT SHARES

AMOUNT

    Shares sold                          $          8,584   $          24,755
    Shares issued in connection with
    Fund Reorganization (Note 2)                       --               9,290
    Shares issued in reinvestment
    of distributions                                  996               3,271
    Shares redeemed                               (13,776)           (206,761)
-----------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                   $         (4,196)  $        (169,445)
-----------------------------------------------------------------------------

SHARES

    Shares sold                                       661               2,162
    Shares issued in connection with
    Fund Reorganization (Note 2)                       --                 863
    Shares issued in reinvestment
    of distributions                                   77                 283
    Shares redeemed                                (1,058)            (17,477)
-----------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               (320)            (14,169)
-----------------------------------------------------------------------------

JPMORGAN DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS

                                                 CLASS A                 CLASS B                  CLASS C
                                           --------------------    --------------------    --------------------
                                            1/1/04     3/24/03*     1/1/04     3/24/03*     1/1/04     3/24/03*
                                           THROUGH     THROUGH     THROUGH     THROUGH     THROUGH     THROUGH
                                           6/30/04     12/31/03    6/30/04     12/31/03    6/30/04     12/31/03
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period       $  12.79    $  10.77    $  12.79    $  10.77    $  12.80    $  10.77
===============================================================================================================
INCOME FROM INVESTMENT OPERATIONS:

    Net investment income (loss)               0.07@       0.09@       0.02@       0.03@       0.02@       0.03@
    Net gains or losses on securities
    (both realized and unrealized)             0.14        2.06        0.14        2.06        0.13        2.07
===============================================================================================================
    Total from investment operations           0.21        2.15        0.16        2.09        0.15        2.10
===============================================================================================================
LESS DISTRIBUTIONS:

    Dividends from net investment income       0.08        0.13        0.03        0.07        0.03        0.07
===============================================================================================================
    Total distributions                        0.08        0.13        0.03        0.07        0.03        0.07
===============================================================================================================
Net asset value, end of period             $  12.92    $  12.79    $  12.92    $  12.79    $  12.92    $  12.80
===============================================================================================================
TOTAL RETURN(a)(b)                             1.60%      20.00%       1.26%      19.42%       1.20%      19.48%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (millions)   $     44    $     46    $     14    $     14    $      1    $      1
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------
    Net expenses                               1.25%       1.25%       1.93%       1.93%       1.93%       1.93%
---------------------------------------------------------------------------------------------------------------
    Net investment income (loss)               1.05%       1.04%       0.37%       0.35%       0.36%       0.36%
---------------------------------------------------------------------------------------------------------------
    Expenses without waivers,
    reimbursements and earnings credits        1.64%       1.70%       2.14%       2.20%       2.14%       2.20%
---------------------------------------------------------------------------------------------------------------
    Net investment income (loss)
    without waivers, reimbursements
    and earnings credits                       0.66%       0.59%       0.16%       0.08%       0.15%       0.09%
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE(a)                      118%        210%        118%        210%        118%        210%
===============================================================================================================

     *    Commencement of offering of class of shares.
     @    Calculated based upon average shares outstanding.
   (a)    Not annualized for periods less than one year.
   (b) Total return figures do not include the effect of any front-end or deferred sales load.
     #    Short periods have been annualized.

                                                                              INSTITUTIONAL
                                           ----------------------------------------------------------------------------------
                                            1/1/04         YEAR ENDED           7/1/01                 YEAR ENDED
                                           THROUGH     --------------------     THROUGH     ----------------------------------
                                           6/30/04     12/31/03    12/31/02    12/31/01^   6/30/01      6/30/00      6/30/99
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period       $  12.80    $  10.76    $  12.65    $   13.20   $  14.93     $  14.69     $  14.18
=============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS:

    Net investment income (loss)               0.11@       0.19@       0.25@        0.14@      0.39         0.38         0.38
    Net gains or losses on securities
    (both realized and unrealized)             0.13        2.07       (1.89)       (0.50)     (1.38)        0.61         1.44
=============================================================================================================================
Total from investment operations               0.24        2.26       (1.64)       (0.36)     (0.99)        0.99         1.82
=============================================================================================================================
LESS DISTRIBUTIONS:

    Dividends from net investment income       0.11        0.22        0.25         0.19       0.38         0.27         0.39
    Distributions from capital gains             --          --          --           --       0.36         0.48         0.92
=============================================================================================================================
    Total distributions                        0.11        0.22        0.25         0.19       0.74         0.75         1.31
=============================================================================================================================
Net asset value, end of period             $  12.93    $  12.80    $  10.76    $   12.65   $  13.20     $  14.93     $  14.69
=============================================================================================================================
TOTAL RETURN(a)                                1.90%      21.20%     (13.00)%      (2.71)%    (6.69)%       6.88%       13.77%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (millions)   $    248    $    281    $    255    $     505   $    582     $    622     $    609
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
    Net expenses                               0.65%       0.65%       0.65%        0.65%      0.65%        0.65%        0.65%
-----------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)               1.69%       1.68%       1.98%        2.21%      2.75%        2.48%        2.55%
-----------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers,
    reimbursements and earnings credits        0.94%       0.93%       0.91%        0.87%      0.83%        0.80%        0.84%
-----------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)
    without waivers, reimbursements
    and earnings credits                       1.40%       1.40%       1.72%        1.99%      2.57%        2.33%        2.36%
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE(a)                      118%        210%        232%         107%       185%(d)      217%(d)      144%(d)
=============================================================================================================================

     ^    The Fund changed its fiscal year end from June 30 to December 31.
     @    Calculated based upon average shares outstanding.
   (a)    Not annualized for periods less than one year.
     #    Short periods have been annualized.
   (d) Prior to September 10, 2001, DF invested all of its investable assets in The Diversified Portfolio ("DP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DP.

                                                                                  SELECT+
                                           -----------------------------------------------------------------------------------
                                            1/1/04         YEAR ENDED           7/1/01                  YEAR ENDED
                                           THROUGH     --------------------     THROUGH     ----------------------------------
                                           6/30/04     12/31/03    12/31/02    12/31/01^    6/30/01       6/30/00      6/30/99
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period       $  12.81    $  10.76    $  12.65    $   13.36    $  15.15      $  14.92     $  13.74
===============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS:

    Net investment income (loss)               0.09@       0.16@       0.20@        0.13@       0.35          0.33         0.31

    Net gains or losses on securities
    (both realized and unrealized)             0.14        2.07       (1.87)       (0.52)      (1.41)         0.63         1.47
===============================================================================================================================
    Total from investment operations           0.23        2.23       (1.67)       (0.39)      (1.06)         0.96         1.78
===============================================================================================================================
LESS DISTRIBUTIONS:

    Dividends from net investment income       0.10        0.18        0.22         0.32        0.35          0.24         0.33

    Distributions from capital gains             --          --          --           --        0.38          0.49         0.27
===============================================================================================================================
    Total distributions                        0.10        0.18        0.22         0.32        0.73          0.73         0.60
===============================================================================================================================
Net asset value, end of period             $  12.94    $  12.81    $  10.76    $   12.65    $  13.36      $  15.15     $  14.92
===============================================================================================================================
TOTAL RETURN(a)                                1.77%      20.90%     (13.22)%      (2.90)%     (7.01)%        6.61%       13.35%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (millions)   $    136    $    140    $    270    $     343    $    360      $    359     $    266

RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------------
    Net expenses                               0.91%       0.91%       0.91%        0.93%       0.98%         0.96%        0.98%
-------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)               1.39%       1.42%       1.72%        1.96%       2.42%         2.19%        2.22%
-------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers,
    reimbursements and earnings credits        1.12%       1.09%       1.08%        1.03%       1.01%         0.98%        1.01%
-------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss) without
    waivers, reimbursements and
    earnings credits                           1.18%       1.24%       1.55%        1.86%       2.39%         2.17%        2.19%
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE(a)                      118%        210%        232%         107%        185%(d)       217%(d)      144%(d)
===============================================================================================================================

     + Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization. Prior periods have been restated to reflect the split.
     ^    The Fund changed its fiscal year end from June 30 to December 31.
     @    Calculated based upon average shares outstanding.
   (a)    Not annualized for periods less than one year.
     #    Short periods have been annualized.
   (d) Prior to September 10, 2001, DF invested all of its investable assets in The Diversified Portfolio ("DP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DP.

JPMORGAN DIVERSIFIED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Institutional Funds and
Shareholders of JPMorgan Diversified Fund:


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the JPMorgan Diversified Fund (one of the series constituting J.P.Morgan Institutional Funds, hereafter referred to as the "Fund") at June 30, 2004, the results of its operations for the six months then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
August 19, 2004

JPMORGAN FAMILY OF FUNDS

U.S. EQUITY FUNDS

CAPITAL GROWTH FUND
DISCIPLINED EQUITY FUND
DIVERSIFIED FUND
DYNAMIC SMALL CAP FUND
EQUITY GROWTH FUND
EQUITY INCOME FUND
GROWTH AND INCOME FUND
MID CAP EQUITY FUND
MID CAP GROWTH FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
SMALL CAP GROWTH FUND
TRUST SMALL CAP EQUITY FUND
U.S. EQUITY FUND
U.S. SMALL COMPANY FUND
U.S. SMALL COMPANY OPPORTUNITIES FUND
VALUE OPPORTUNITIES FUND

INTERNATIONAL EQUITY FUNDS

FLEMING ASIA EQUITY FUND
FLEMING EMERGING MARKETS EQUITY FUND
FLEMING INTREPID EUROPEAN FUND
FLEMING INTERNATIONAL EQUITY FUND
FLEMING INTERNATIONAL GROWTH FUND
FLEMING INTERNATIONAL OPPORTUNITIES FUND
FLEMING INTERNATIONAL VALUE FUND
FLEMING JAPAN FUND

SPECIALTY FUNDS

GLOBAL 50 FUND
GLOBAL HEALTHCARE FUND
MARKET NEUTRAL FUND

TAX AWARE FUNDS

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
TAX AWARE DISCIPLINED EQUITY FUND
TAX AWARE ENHANCED INCOME FUND
TAX AWARE LARGE CAP GROWTH FUND
TAX AWARE LARGE CAP VALUE FUND
TAX AWARE SHORT-INTERMEDIATE INCOME FUND
TAX AWARE U.S. EQUITY FUND

INCOME FUNDS

BOND FUND
BOND FUND II
ENHANCED INCOME FUND
FLEMING EMERGING MARKETS DEBT FUND
GLOBAL STRATEGIC INCOME FUND
SHORT TERM BOND FUND
SHORT TERM BOND FUND II
STRATEGIC INCOME FUND
U.S. TREASURY INCOME FUND

TAX FREE FUNDS

CALIFORNIA BOND FUND
INTERMEDIATE TAX FREE INCOME FUND
NEW JERSEY TAX FREE INCOME FUND
NEW YORK INTERMEDIATE TAX FREE INCOME FUND
TAX FREE INCOME FUND

MONEY MARKET FUNDS

100% U.S. TREASURY SECURITIES MONEY MARKET FUND
CALIFORNIA TAX FREE MONEY MARKET FUND
FEDERAL MONEY MARKET FUND
LIQUID ASSETS MONEY MARKET FUND
NEW YORK TAX FREE MONEY MARKET FUND
PRIME MONEY MARKET FUND
TAX FREE MONEY MARKET FUND
TREASURY PLUS MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND

UNDISCOVERED MANAGERS FUNDS

BEHAVIORAL GROWTH FUND
BEHAVIORAL VALUE FUND
REIT FUND
SMALL CAP GROWTH FUND

               Funds may be registered under separate registrants.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND'S PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

A list of portfolio holdings is available thirty days after month end upon request. Please contact yourJPMorgan Fleming representative or call 1-800-348-4782 to obtain further information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-348-4782 and on the Commission's website at http://www.sec.gov.

JPMorgan Funds Fulfillment Center
       6112 W. 73rd Street                                          PRSRT STD
     Bedford Park, IL 60638                                       U.S. POSTAGE
                                                                      PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2004 All rights reserved, August 2004.   SAN-DF-604

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its audit committee.

         (2) If the registrant provides the disclosure required by paragraph
         (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

         (3) If the registrant provides the disclosure required by paragraph
         (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     (b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         (2) Disclose the percentage of services described in each of paragraphs
(b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

          (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6.  SCHEDULE OF INVESTMENTS.

     File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

        (a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
        Schedule 14A (17 CFR 240.14a-101), or this Item.

THE COMMITTEE SHALL REVIEW NOMINEES RECOMMENDED TO THE BOARD BY SHAREHOLDERS AND SHALL EVALUATE SUCH NOMINEES IN THE SAME MANNER AS IT EVALUATES NOMINEES IDENTIFIED BY THE COMMITTEE.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS OF A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE REASONABLY DESIGNED TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE REQUIRED TIME PERIODS AND THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN THE REPORTS THAT IT FILES OR SUBMITS ON FORM N-CSR IS ACCUMULATED AND COMMUNICATED TO THE REGISTRANT'S MANAGEMENT, INCLUDING ITS PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS, AS APPROPRIATE TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE.

     (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED, OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11. EXHIBITS.

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

NOT APPLICABLE.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

CERTIFICATIONS PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

     (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

NOT APPLICABLE.

     (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

                                   SIGNATURES

                           [See General Instruction F]

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                     J.P. Morgan Institutional Funds
              ------------------------------------------------------------------

By (Signature and Title)*        /s/ Stephanie J. Dorsey
                          ------------------------------------------------------
                                 Stephanie J. Dorsey, Treasurer

Date                             August 24, 2004
      --------------------------------------------------------------------------


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Stephanie J. Dorsey
                          ------------------------------------------------------
                                 Stephanie J. Dorsey, Treasurer

Date                             August 24, 2004
      --------------------------------------------------------------------------


By (Signature and Title)*        /s/ George C.W. Gatch
                          ------------------------------------------------------
                                 George C.W. Gatch, President

Date                             August 24, 2004
      --------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.